UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

SELECTA BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Grove Street, Watertown, MA 02472

(Address of principal executive offices)(Zip Code)

(617) 923-1400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	SELB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 13, 2023, Selecta Biosciences, Inc., a Delaware corporation (“Selecta” or the “Company”), acquired Cartesian Therapeutics, Inc., a Delaware corporation (“Cartesian”), in accordance with the terms of an Agreement and Plan of Merger, dated November 13, 2023 (the “Merger Agreement”), by and among Selecta, Sakura Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Selecta (“First Merger Sub”), Sakura Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Selecta (“Second Merger Sub”), and Cartesian. Pursuant to the Merger Agreement, First Merger Sub merged with and into Cartesian, pursuant to which Cartesian was the surviving corporation and became a wholly owned subsidiary of Selecta (the “First Merger”). Immediately following the First Merger, Cartesian merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (the “Second Merger” and, together with the First Merger, the “Merger”). In connection with the Second Merger, Cartesian changed its name to Cartesian Bio, LLC.

The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. As a result of the Merger, Selecta changed its corporate name to Cartesian Therapeutics, Inc. and expects to trade under the symbol “RNAC” beginning on November 14, 2023.

Under the terms of the Merger Agreement, following the consummation of the Merger (the “Closing”), in exchange for the outstanding shares of capital stock of Cartesian immediately prior to the effective time of the First Merger, Selecta will issue to the stockholders of Cartesian that are “accredited investors,” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), (A) 6,723,662 shares of the common stock of Selecta, par value $0.0001 per share (the “Common Stock”), which amount is (together with the shares underlying assumed Cartesian Options other than the Continuing Officer Options, each as defined and discussed below) approximately 19.9% of the number of shares of Common Stock outstanding immediately prior to the Merger, and (B) 384,930.725 shares of Series A Preferred Stock (as defined and described below), each share of which is convertible into 1,000 shares of Common Stock, subject to certain conditions described below. An exchange agent selected in accordance with the Merger Agreement will issue book-entry shares of Common Stock and Series A Preferred Stock to be issued in the Merger as soon as reasonably practicable, but no earlier than 21 days after the Closing and no later than 25 days after the Closing.

Reference is made to the discussion of the Series A Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Pursuant to the Merger Agreement, Selecta has agreed to hold a stockholders’ meeting to submit the following matters to its stockholders for their consideration: (i) the approval of the conversion of shares of Series A Preferred Stock into shares of Common Stock in accordance with the rules of the Nasdaq Stock Market LLC (the “Conversion Proposal”), and (ii) either or both of (A) the approval of an amendment to Selecta’s restated certificate of incorporation, as amended (the “Charter”), to increase the number of shares of Common Stock authorized under the Charter and (B) the approval of an amendment to the Charter to effect a reverse stock split of all outstanding shares of Common Stock, in either case (A) and (B) by a number of authorized shares or at a stock split ratio, as the case may be, sufficient to allow the conversion of all shares of Series A Preferred Stock issued in the Merger, including the shares of Series A Preferred Stock underlying the assumed Continuing Officer Options (the “Charter Amendment Proposal,” and together with the Conversion Proposal, the “Meeting Proposals”). In connection with these matters, Selecta intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials.

The Board of Directors of Selecta (the “Board”) unanimously approved the Merger Agreement and the related transactions. The Merger has been consummated substantially concurrently with the entry into the Merger Agreement, and was not subject to approval of Selecta stockholders.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been filed herewith to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Selecta or Cartesian. The Merger Agreement contains representations, warranties and covenants that Selecta and Cartesian made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between Selecta and Cartesian and may be subject to important qualifications and limitations agreed to by Selecta and Cartesian in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between Selecta and Cartesian rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Selecta’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Support Agreements

In connection with the execution of the Merger Agreement, Selecta and Cartesian entered into stockholder support agreements (the “Support Agreements”) with certain of Selecta’s officers, directors and stockholders. Pursuant to the Support Agreements, among other things, each of the Selecta stockholder parties thereto has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Meeting Proposals.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Support Agreement, a copy of which is included as Exhibit C to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-up Agreements

Concurrently and in connection with the execution of the Merger Agreement, certain Cartesian stockholders as of immediately prior to the Closing, and certain of the directors and officers of Selecta as of immediately prior to the Closing entered into lock-up agreements with Selecta and Cartesian, pursuant to which each such stockholder agreed to be subject to a 180-day lockup on the sale or transfer of shares of the Company held by each such stockholder at the Closing, including those shares of Common Stock and Series A Preferred Stock (including the shares of Common Stock into which such Series A Preferred Stock is convertible) received by each such stockholder in the Merger (the “Lock-up Agreements”).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Lock-up Agreement, a copy of which is included as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Contingent Value Rights Agreement

The Merger Agreement provides that no later than 30 days following the Closing, the Company will enter into a contingent value rights agreement (the “CVR Agreement”) with a trustee entity (the “Trustee”), pursuant to which each holder of Common Stock as of the applicable record date will be entitled to one contractual contingent value right (each, a “CVR”) issued by the Company, subject to and in accordance with the terms and conditions of the CVR Agreement, for each share of Common Stock held by such holder as of the applicable record time. Holders of the warrants to purchase Common Stock of Selecta (a “Selecta Warrant”) will be entitled to receive, upon exercise of such Selecta Warrant and in accordance with the terms thereof, one CVR per each such share of Common Stock underlying such Selecta Warrant, assuming the same had been exercised on the record date for distribution of the CVR; except that the holders of the Selecta Warrants issued on April 11, 2022 will, as required by the terms of such Selecta Warrants, receive such CVRs upon the initial distribution of CVRs made to the holders of Common Stock, even if such Selecta Warrants are not exercised.

When issued, each contingent value right will entitle the holder (the “Holder”) thereof to distributions of the following, pro rated on a per-CVR basis, during the period ending on the date on which the Royalty Term (as defined in the Company’s License and Development Agreement, as amended, with Swedish Orphan Biovitrum AB (publ.) (the “Sobi License”)) ends (the “Termination Date”):

(i)

100% of all milestone payments, royalties and other amounts paid to the Company or its controlled affiliates (the “Company Entities”) prior to the Termination Date under the Sobi License or, following certain terminations of the Sobi License, any agreement a Company Entity enters into that provides for the development and commercialization of SEL-212 (a “New Applicable Agreement”); and

(ii)

100% of all cash consideration and the actual liquidation value of any and all non-cash consideration of any kind that is paid to or is actually received by any Company Entity prior to the Termination Date pursuant to an agreement between a Company Entity and any person who is not a Company Entity relating to a sale, license, transfer or other disposition of any transferable asset of the Company Entities existing as of immediately prior to the Merger (a “Disposition”) other than those exclusively licensed under the Sobi License or which the Company Entities are required to continue to own in order to comply with the Sobi License (a “Disposition Agreement”).

The distributions in respect of the CVRs will be made on a semi-annual basis, and will be subject to a number of deductions, subject to certain exceptions or limitations, including for (A) certain taxes, (B) certain out-of-pocket expenses incurred by the Company Entities, including audit and accounting fees incurred in connection with reporting obligations relating to the CVRs, in respect of its performance of the Sobi License or any New Applicable Agreement, in connection with the entry into a Disposition Agreement and under any Disposition Agreement and performance of the Company Entities’ related obligations thereunder, (C) a fixed amount of $750,000 for each Distribution Period (as defined below) to account for general and administrative overhead incurred by the Company Entities, (D) in the case of a distribution that includes payments for certain milestones under clause (ii) above and for the upfront portion, if any, of the consideration payable under a Disposition Agreement (a “Trigger Distribution”), the sum of payments made under any liabilities of the Company Entities arising under real property leases in effect as of immediately prior to Closing (“Lease Liabilities”) after the Closing and the aggregate remaining payment obligations under the Lease Liabilities outstanding as of the applicable date of measurement (but subject to a positive adjustment in case amounts held back under this clause (D) exceed the liabilities actually incurred under the Lease Liabilities at the time such a lease expires or is terminated, assigned or subleased), and (E) in the case of a Trigger Distribution, the sum of payments made after the Closing under certain liabilities relating to the Company’s Xork product candidate (“Xork Liabilities”) after the Closing and the aggregate remaining payment obligations under Xork Liabilities outstanding as of the applicable date of measurement but subject to a positive adjustment in case amounts held back under this clause (E) exceed the liabilities actually incurred under the Xork Liabilities at such time as the development activities with respect to Xork are terminated, transferred or assigned by the Company Entities or otherwise completed in accordance with the development plan set forth in the Company’s License and Development Agreement with Audentes Therapeutics, Inc. (the “Astellas Agreement”), when such termination, transfer, assignment or completion occurs.

The Company will calculate the amount of any payment due on the CVRs for each six-month period from January 1 through June 30 and each six-month period from July 1 through December 31 of each year (each such period, a “Distribution Period”), except that the initial Distribution Period will commence on the date of the CVR Agreement and run through June 30, 2024. Payments on the CVRs will be cumulative and will be payable no later than the close of business on each March 15 (for Distribution Periods that end on December 31) and September 15 (for Distribution Periods that end on June 30), commencing on September 15, 2024 (each such date, a “Distribution Payment Date”), to holders of record of the CVRs as of the close of business on the first day of the month of the applicable Distribution Payment Date. If a Distribution Payment Date is not a business day, payment will be made on the immediately succeeding business day, without the accumulation of additional distributions. If the amount of any per-CVR distribution is less than $0.02, the Company may elect to defer such distribution until the next Distribution Payment Date when the aggregate per-CVR distribution would be $0.02 or greater.

Under the CVR Agreement, as long as any CVRs are outstanding, the Company will not: (i) without the affirmative vote of the Holders of at least 66 and 2/3% of the then-outstanding CVRs modify in a manner adverse to the Holders any provision contained in the CVR Agreement with respect to the termination of the CVR Agreement or the CVRs, or the time for payment and amount of any distribution, or modify in any manner any provision of the CVR Agreement if such modification would reduce the amounts payable in respect of the CVRs or modify any other payment term or payment date, (ii) without the consent of each Holder of each outstanding CVR affected thereby, reduce the number of CVRs, or modify any provision referenced in the preceding clause (i) or this clause (ii), except to increase the percentage of Holders from whom consent is required or to provide that certain other provisions of the CVR Agreement cannot be modified or waived without the consent of the Holder of each CVR affected thereby, (iii) without the consent of the affirmative vote of the Holders of a majority of the then-outstanding CVRs, alter, change, amend, or modify, in each case in any material respect or in any manner adverse to the Holders, the Sobi License, the Astellas Agreement, or the Company’s Exclusive License Agreement with Genovis AB (publ.), terminate the Sobi License, or sell, license, assign, transfer, enter into any monetization transaction, or otherwise dispose of or otherwise grant or suffer to exist a mortgage, pledge, lien, encumbrance or other security interest on all or a portion of (A) the patents or patent applications licensed under the Sobi License or (B) the Sobi License or any rights to receive any milestone payments, royalties or other amounts under the Sobi License, and (iv) subject to limited exceptions, issue any additional CVRs, other than pursuant to the Merger Agreement to former holders of Selecta’s Common Stock or to holders of warrants to purchase Common Stock.

Additionally, in the event of certain terminations of the Sobi License at a time when any CVRs are outstanding, the Company will, and will cause its applicable related entities to, exercise its rights to obtain a “reversion license” and enforce any of its rights under the terminated Sobi License that survive the termination or expiration thereof.

Under the CVR Agreement, the Trustee has, and Holders of at least 20% of the CVRs then-outstanding may also instruct the Trustee to exercise, certain rights to inspection, audit, and enforcement on behalf of all Holders of the CVRs.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the CVR Agreement, a copy of which is included as Exhibit E to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 13, 2023, Selecta completed its business combination with Cartesian. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities

Issuance of Common Stock and Series A Preferred Stock

Pursuant to the Merger Agreement, the Company is obligated to issue shares of Common Stock and Series A Preferred Stock. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Such issuances are expected to be exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. Each recipient of shares of Common Stock or Series A Preferred Stock in the Merger represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring such securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Private Placement and Securities Purchase Agreement

On November 13, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Timothy A. Springer, a member of the Company’s Board, TAS Partners, LLC, an affiliate of Dr. Springer, and Seven One Eight Three Four Irrevocable Trust, a trust associated with Dr. Murat Kalayoglu, a co-founder and the former chief executive officer of Cartesian, who joined the Company Board effective as of the Closing (the “Investors”) in a transaction exempt from the registration requirements of the Securities Act, in reliance on Section 4(a)(2) as a transaction not involving a public offering and Rule 506 of Regulation D thereunder.

Pursuant to the Securities Purchase Agreement, the Company agreed to issue and sell an aggregate of 149,330.115 shares of Series A Preferred Stock (the “PIPE Securities”) for an aggregate purchase price of approximately $60.25 million (collectively, the “Financing”). Each share of Series A Preferred Stock is convertible into 1,000 shares of Common Stock, as described below. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series A Preferred Stock are set forth in the Certificate of Designation (as defined and described below). Each of the Investors represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the PIPE Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

In the Financing, each of TAS Partners, LLC and Dr. Springer agreed to settle its purchases in three approximately equal tranches of shares of Series A Preferred Stock, each for a purchase price of approximately $20 million, with the three tranches settling 30, 60, and 90 days, respectively, following the Closing. TAS Partners, LLC, Dr. Springer and Seven One Eight Three Four Irrevocable Trust are each purchasing their respective PIPE Securities at the same offering price per share.

The closing of the Financing is expected to occur on November 15, 2023 (the “Financing Closing Date”).

The foregoing summary of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Registration Rights Agreement

On November 13, 2023, in connection with the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the holders of Common Stock and Series A Preferred Stock signatory thereto. Pursuant to the Registration Rights Agreement, the Company is required to prepare and file a resale registration statement with the SEC within 90 calendar days following the Financing Closing Date (the “Filing Deadline”), with respect to the shares of Common Stock underlying the PIPE Securities and the Common Stock and Series A Preferred Stock issued to the signatories to the Registration Rights Agreement in the Merger. The Company will use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within 45 calendar days of the Filing Deadline (or within 90 calendar days if the SEC reviews the registration statement).

The Company has also agreed to, among other things, indemnify the holders of Common Stock and Series A Preferred Stock signatory thereto, their officers, directors, members, employees, partners, managers, stockholders, affiliates, investment advisors and agents under such registration statement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the Company’s obligations under the Registration Rights Agreement. The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Neither the PIPE Securities, nor the shares of Common Stock and Series A Preferred Stock issued in the Merger have been registered under the Securities Act and none of such Securities may be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto will constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock, Series A Preferred Stock or any other securities of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officers

In accordance with the Merger Agreement, on November 13, 2023, immediately prior to the effective time of the First Merger (“Effective Time”), each of Peter Traber, Kei Kishimoto and Lloyd Johnston resigned as Chief Medical Officer, Chief Scientific Officer and Chief Operations Officer, respectively, following which Drs. Traber,

Kishimoto, and Johnston will serve as Senior Clinical Advisor, Senior Scientific Advisor, and Senior Operations Advisor, respectively, to the Company. The resignations were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Appointment of Officers

Pursuant to the Merger Agreement, on November 13, 2023, effective immediately after the Effective Time, the Board appointed Metin Kurtoglu as the Company’s Chief Operating Officer, Milos Miljkovic as the Company’s Chief Medical Officer, and Chris Jewell as the Company’s Chief Scientific Officer.

Metin Kurtoglu (Age 45). Dr. Kurtoglu is the Chief Operating Officer of the Company. Dr. Kurtoglu’s clinical and basic science research career spans over 20 years and has focused on developing novel targets for drug-resistant cancer cells and cancer stem cells, including multiple myeloma. He has also been an investigator in various cancer immunotherapy trials. Dr. Kurtoglu is a medical oncologist board certified in internal medicine. He completed his residency and graduate training at the University of Miami, and clinical and research fellowship at the NCI / NIH. Prior to becoming the Company’s Chief Operating Officer, Dr. Kurtoglu served as the Chief Operating Officer (since 2021), Chief Medical Officer and Chief GMP Manufacturing (from 2019 to 2021) and Chief Medical Officer (from 2016 to 2019) of Cartesian.

Milos Miljkovic (Age 39). Dr. Miljkovic is the Chief Medical Officer of the Company. He is board-certified in hematology, medical oncology, and internal medicine. Prior to becoming Cartesian’s Chief Medical Officer in 2021, he served at the National Cancer Institute as an Assistant Research Physician (from 2017 to 2021), Chief Fellow, Hematology/Oncology (from 2016 to 2017) and a Clinical Fellow, Hematology/Oncology (from 2014 to 2017). While working at the National Cancer Institute, Dr. Miljkovic specialized in early-stage trials in immuno-oncology. He is currently a Special Volunteer at the National Cancer Institute’s Lymphoid Malignancies Branch. He also works as an Instructor at University of Maryland Baltimore County, where he co-leads an introductory course in clinical trials for the UMBC graduate program in bioengineering.

Chris Jewell (Age 42). Dr. Jewell is the Chief Scientific Officer of the Company. His expertise in bioengineering, immunology, and nanotechnology spans two decades of experience, including as a double-endowed MPower Professor and Minta Martin Professor at the University of Maryland and as a Consultant with the Boston Consulting Group. Dr. Jewell’s research has resulted in substantial funding and numerous publications, including works in Nature, Nature Materials, The Proceedings of the National Academy of Sciences (PNAS), and Nature Biotechnology. He has received over 50 professional awards and is an elected Fellow of the American Institute for Medical and Biological Engineering and the Biomedical Engineering Society. Dr. Jewell completed his PhD in Chemical Engineering at the University of Wisconsin and was a Ragon Postdoctoral Fellow at MIT and Harvard. Prior to assuming his role as the Company’s Chief Scientific Officer, Dr. Jewell served as the Chief Scientific Officer of Cartesian since 2023 and previously collaborated with Cartesian through sponsored research. Dr. Jewell established his laboratory at the University of Maryland in 2012, where he was promoted to Associate Professor in 2017 and to Full Professor in 2020.

Each of Drs. Kurtoglu, Miljkovic, and Jewell, in connection with his appointment as an officer of the Company, received a welcome letter from the Company, providing that each such officer is to receive a base salary not less than such officer’s salary with Cartesian immediately prior to the Merger, which salaries were $402,500, $250,000 and $300,000, respectively, plus an opportunity for an annual cash bonus. The Company expects to enter into employment agreements with each of Drs. Kurtoglu, Miljkovic, and Jewell following the Closing.

None of Drs. Kurtoglu, Miljkovic, or Jewell has any family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Drs. Kurtoglu, Miljkovic, or Jewell and any other person pursuant to which such person was appointed as an officer of the Company. None of Drs. Kurtoglu, Miljkovic, or Jewell is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Directors

Pursuant to the Merger Agreement, on November 13, 2023, effective immediately after the Effective Time, Murat Kalayoglu, MD, Ph.D. and Michael Singer, MD, Ph.D., were appointed to the Board as Class II and Class I directors, respectively. Pursuant to the Merger Agreement, an entity affiliated with Dr. Kalayoglu was granted a right to designate one individual (which will initially be Dr. Kalayoglu) to be appointed to the Board for so long as such entity, collectively with its affiliates, directly or indirectly, holds at least 15% of the then-outstanding shares of Common Stock (assuming for such purposes that the conversion of Series A Preferred Stock into Common Stock, without regard to the application of any beneficial ownership limitation on such conversion, has occurred).

Murat Kalayoglu (Age 50). Dr. Kalayoglu co-founded and served as Chief Executive Officer of Cartesian Therapeutics, Inc., from 2016 until its acquisition by the Company in 2023. Prior to co-founding Cartesian, Dr. Kalayoglu co-founded and served as Chief Executive Officer of Topokine Therapeutics, Inc., which was acquired by Allergan plc in 2016. Dr. Kalayoglu was also co-founder and Chief Operating Officer of HealthHonors Corporation, which was acquired by Healthways, Inc. in 2009. Dr. Kalayoglu completed his medical residency in ophthalmology at the Massachusetts Eye and Ear Infirmary at Harvard Medical School. Dr. Kalayoglu received his B.S. and Ph.D. in medical microbiology and immunology and M.D. from the University of Wisconsin-Madison, and M.B.A. from the MIT Sloan School of Management.

Michael S. Singer (Age 50). Dr. Singer co-founded and served as Chief Scientific Officer, later Chief Strategy Officer, and Chairman of the Board of Cartesian Therapeutics, Inc. from 2016 until its acquisition by the Company in 2023. Prior to Cartesian, Dr. Singer co-founded and served as Chief Scientific Officer of Topokine Therapeutics, Inc. from 2012 to 2016. Prior to Topokine, he served as a medical director at Novartis from 2009 to 2012 and co-founded and served as Chief Scientific Officer of HealthHonors Corporation from 2006 to 2009. He has served as a member of the board of Bioporto A/S since 2019, Pykus Therapeutics since 2019, and Anodyne Nanotech since 2020. Dr. Singer received his B.S. in biology, M.Phil and Ph.D. in neuroscience, and M.D. from Yale University and completed internship and residency at Harvard. He is a registered U.S. patent agent.

Indemnification Agreements

In connection with Dr. Kalayoglu and Mr. Singer’s appointment as directors, each of Dr. Kalayoglu and Mr. Singer will enter into the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Treatment of Selecta Equity Awards

Upon the consummation of the First Merger:

•

Each option to acquire shares of Common Stock (a “Company Stock Option”) and each restricted stock unit award with respect to shares of Common Stock (a “Company RSU”), in each case that was outstanding and unvested immediately prior to the Effective Time (as defined in the Merger Agreement), vested in full at the Effective Time;

•

each Company Option was canceled at the Effective Time, and in exchange therefor, former holders of such canceled Company Stock Options became entitled to receive (without interest), in consideration of the cancellation of such Company Stock Option, an amount in cash (less applicable tax withholdings) equal to the product of (A) the total number of shares of Common Stock subject to the unexercised portion of such Company Stock Option immediately prior to the Effective Time (determined after giving effect to the accelerated vesting) multiplied by (B) the excess, if any, of $2.06 (the “Cash-out Amount”) over the applicable exercise price per share of Common Stock under such Company Stock Option; provided, however, that, if the exercise price per share of Common Stock of any Company Stock Option was equal to or greater than the Cash-out Amount, such Company Stock Option was canceled and terminated without any consideration in respect thereof; and

•

each restricted stock unit award with respect to shares of Common Stock (the “RSUs”) was cancelled at the Effective Time, and the former holder of such canceled RSU became entitled, in exchange therefor, to receive (without interest) an amount in cash (less applicable tax withholdings) equal to the product of (A) the total number of shares of Common Stock deliverable under such RSU immediately prior to the Effective Time (determined after giving effect to the accelerated vesting) multiplied by (B) the Cash-out Amount.

Treatment of Cartesian Options and Adoption of Cartesian’s 2016 Stock Incentive Plan

At the Effective Time, each option to purchase shares of Cartesian common stock (a “Cartesian Option”), other than Cartesian Options held by Drs. Kurtoglu, Miljkovic, and Jewell, that was outstanding and unexercised immediately prior to the Effective Time, whether or not vested, was converted into an option to purchase Common Stock. At the Effective Time, each Cartesian Option held by Drs. Kurtoglu, Miljkovic, and Jewell (a “Continuing Officer Option”) that was outstanding and unexercised immediately prior to the Effective Time, whether or not vested, was converted into an option to purchase Series A Preferred Stock. Pursuant to the Merger Agreement, the Company assumed Cartesian’s 2016 Stock Incentive Plan (the “Cartesian Plan”) and each Cartesian Option in accordance with the terms of the Cartesian Plan and the terms of the stock option agreement by which such Cartesian Option is evidenced (but with changes to such documents as the Company in good faith determines are necessary to reflect the substitution of Cartesian Options by the Company to purchase shares of Common Stock or Series A Preferred Stock, as applicable, and the other terms set forth in the Merger Agreement). All rights with respect to Cartesian common stock under Cartesian Options assumed by the Company were converted into rights with respect to Common Stock or Series A Preferred Stock, as applicable. From and after the Effective Time:

•	each Cartesian Option, other than the Continuing Officer Options, assumed by the Company may be exercised solely for shares of Common Stock;

•	each Continuing Officer Option assumed by the Company may be exercised solely for shares of Series A Preferred Stock;

•	no Cartesian Option, including the Continuing Officer Options, will be exercisable during the Company Options Blackout Period (as defined in the Merger Agreement);

•

the number of shares of Common Stock subject to each Cartesian Option, other than the Continuing Officer Options, assumed by the Company will be determined by multiplying (A) the number of shares of Cartesian common stock that were subject to such Cartesian Option, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio (as defined in the Merger Agreement), and rounding the resulting number down to the nearest whole number of shares of Common Stock;

•

the per share exercise price for Common Stock issuable upon exercise of each Cartesian Option, other than the Continuing Officer Options, assumed by the Company will be determined by dividing (A) the per share exercise price of Cartesian common stock subject to such Cartesian Option, as in effect immediately prior to the Effective Time, by (B) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent;

•

the number of shares of Series A Preferred Stock subject to each Continuing Officer Option assumed by the Company will be determined by multiplying (A) the number of shares of Cartesian common stock that were subject to such Continuing Officer Option, as in effect immediately prior to the Effective Time, by (B) the Exchange Ratio (as defined in the Merger Agreement), and (C) dividing such resulting number by 1,000 and rounding the resulting number down to the nearest 1/1000th of a share of Series A Preferred Stock;

•

the per share exercise price for Series A Preferred Stock issuable upon exercise of each Continuing Officer Option assumed by the Company will be determined by dividing (A) the per share exercise price of Cartesian common stock subject to such Continuing Officer Option, as in effect immediately prior to the Effective Time, by (B) the Exchange Ratio and (C) multiplying the resulting number by 1,000 and rounding the resulting exercise price up to the nearest whole cent; and

•

any restriction on the exercise of any Cartesian Option assumed by the Company, including the Continuing Officer Options, will continue in full force and effect and, except as expressly provided in the Merger Agreement, the term, exercisability, vesting schedule and other provisions of such Cartesian Option will otherwise remain unchanged.

Employee Stock Purchase Plan

Immediately prior to the completion of First Merger, the current offering period under Selecta’s 2016 Employee Stock Purchase Plan the (“ESPP”) was terminated, with balance credited to the account of each participant in the ESPP to be refunded. The ESPP is currently suspended.

Retention Bonuses

As previously disclosed, on August 25, 2023, Selecta approved a one-time cash bonus payment (each, a “Retention Bonus” and together, the “Retention Bonuses”) to certain of Selecta’s then-current executive officers equal to a multiplier of that executive officer’s annual base salary for 2023, including Carsten Brunn (2x annual base salary), Blaine Davis (2x annual base salary), Peter Traber (1.5x annual base salary), Takashi Kei Kishimoto (1x annual base salary) and Lloyd Johnston (2x annual base salary), provided that each such Retention Bonus recipient remains employed by Selecta in good standing on March 31, 2024. In connection with the Merger, the Compensation Committee of the Board approved the acceleration of the payment of each Retention Bonus, each of which will be paid shortly following the Closing, pursuant to retention bonus letters with each Retention Bonus recipient, provided that each Retention Bonus recipient will be required to repay his or her Retention Bonus in the event that he or she ceases to provide services to the Company prior to either March 31, 2024 (in the case of Drs. Traber, Kishimoto and Johnston) or June 30, 2024 (in the case of Dr. Brunn and Mr. Davis), unless the recipient’s termination is due to an involuntary termination of all of the recipient’s services by the Company without cause.

The form of retention bonus letter is filed as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Restated Certificate of Incorporation, as Amended

On November 13, 2023, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment to the Charter to change its corporate name to Cartesian Therapeutics, Inc.

A copy of the Charter, as amended to-date, including the certificate of amendment, is filed as Exhibits 3.1, 3.2, and 3.3 to this Current Report on Form 8-K, which are incorporated herein by reference.

Certificate of Designation

On November 13, 2023, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the Merger and the Financing referenced in Item 1.01 above. The Certificate of Designation provides for the designation of shares of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”).

Holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal to, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of the Common Stock; provided, however, that holders of Series A Preferred Stock (or any shares of Common Stock into which the Series A Preferred Stock is convertible) are not entitled to any CVRs with respect to those shares. Except as otherwise required by law, the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, (b) alter or amend the Certificate of Designation, (c) amend the Charter or other organizational documents in any manner that adversely affects any rights of the holders of Series A Preferred Stock, (d) issue further shares of Series A Preferred Stock (other than in connection with the exercise of the Continuing Officer Options) or increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock, (e) prior to the stockholder approval of the Conversion Proposal or at any time while at least 30% of the originally issued Series A Preferred Stock remains issued and outstanding, consummate either (A) a Fundamental Transaction (as defined in the Certificate of Designation) or (B) any merger or consolidation of the Company or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, (f) amend or fail to comply with, in any manner that would be reasonably likely to prevent, impede or materially delay the conversion (or the stockholder approval thereof), or terminate, any of the Support Agreements, or agree to any transfer, sale or disposition of such shares subject to the Support Agreements (except for such transfers, sales or dispositions with respect to which the approval of the Company is not required pursuant to the applicable Support Agreement) or (g) enter into any agreement with respect to any of the foregoing. The Series A Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company.

Following stockholder approval of the Conversion Proposal, each share of Series A Preferred Stock will automatically convert into 1,000 shares of Common Stock, subject to certain limitations, including that a holder of Series A Preferred Stock is prohibited from converting shares of Series A Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be established by the holder between 0% and 19.9%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion; provided, however, that such beneficial ownership limitation does not apply to TAS Partners, LLC or anyone of its affiliates.

The Series A Preferred Stock is redeemable at the option of the holder thereof at any time following the date that is 18 months after the initial issuance of the Series A Preferred Stock, other than any shares of Series A Preferred Stock that would not be convertible into shares of Common Stock as a result of the application of the beneficial ownership limitation referred to in the foregoing paragraph (without regard to the lack of obtaining the requisite stockholder approval to convert the Series A Preferred Stock into Common Stock).

The foregoing description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Presentation

On November 13, 2023, Selecta made available a presentation discussing the Merger and the Financing. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Press Release

On November 13, 2023, Selecta issued a press release announcing the Closing, the Financing, and the CVR Agreement. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the presentation and press release attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of Selecta under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial statements of business acquired

The financial statements required by this Item, with respect to the Merger described in Item 2.01 herein, are expected to be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(b)    Pro forma financial information

The pro forma financial information required by this Item, with respect to the Merger described in Item 2.01 herein, are expected to be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

Forward Looking Statements

Any statements in this Current Report about the future expectations, plans and prospects of the Company, including without limitation, statements regarding: the Merger, stockholder approval of the conversion of the Series A Preferred Stock, the filing of a resale registration statement pursuant to the Registration Rights Agreement, if any, and the timing thereof, the closing and timing of the Financing, any future payouts under the CVR, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as supplemented by its subsequent Quarterly Reports on Form 10-Q and in other filings that makes with the SEC. In addition, any forward-looking statements included in this Current Report represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this Current Report.

No Offer or Solicitation; Important Information About the Merger and Where to Find It

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Selecta or Cartesian, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

The Company expects to file a proxy statement with the SEC relating to the Meeting Proposals. The definitive proxy statement will be sent to all Company stockholders. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Meeting Proposals as they become available because they will contain important information about the Merger Agreement and related transactions and the Meeting Proposals to be voted upon. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Selecta, Cartesian, and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in the Selecta’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 2, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated November 13, 2023, by and among Selecta Biosciences, Inc. Sakura Merger Sub I, Inc., Sakura Merger Sub II, LLC and Cartesian Therapeutics, Inc.

3.1	Restated Certificate of Incorporation of Selecta Biosciences, Inc. (incorporated by reference herein to Exhibit 3.1 to Selecta’s Current Report on Form 8-K filed on June 29, 2016)

3.2	Certificate of Amendment to the Restated Certificate of Incorporation of Selecta Biosciences, Inc., dated June 21, 2022 (incorporated by reference herein to Exhibit 3.1 to Selecta’s Current Report on Form 8-K filed on June 21, 2022)

3.3	Certificate of Amendment to the Restated Certificate of Incorporation of Selecta Biosciences, Inc., dated November 13, 2023

3.4	Certificate of Designation of Series A Non-Voting Convertible Preferred Stock

10.1*	Securities Purchase Agreement, dated as of November 13, 2023, by and among Selecta Biosciences, Inc. and each purchaser identified on Annex A thereto

10.2	Registration Rights Agreement, by and among Selecta Biosciences, Inc. and certain purchasers party thereto

10.3	Form of Retention Bonus Letter

99.1	Presentation of Selecta Biosciences, Inc. and Cartesian Therapeutics, Inc.

99.2	Press release of Selecta Biosciences, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2023	SELECTA BIOSCIENCES, INC.

	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer

Exhibit 2.1

Execution Version

AGREEMENT AND PLAN OF MERGER

by and among

SELECTA BIOSCIENCES, INC.,

a Delaware corporation

SAKURA MERGER SUB I, INC.,

a Delaware corporation

SAKURA MERGER SUB II, LLC,

a Delaware limited liability company

and

CARTESIAN THERAPEUTICS, INC.,

a Delaware corporation

Dated as of November 13, 2023

Execution Version

i

Exhibits:

Exhibit A          Definitions

Exhibit B          Form of Lock-Up Agreement

Exhibit C          Form of Parent Stockholder Support Agreement

Exhibit D          Form of Certificate of Designation

Exhibit E          Form of CVR Agreement

Exhibit F          Form of Accredited Investor Questionnaire

Execution Version

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of November 13, 2023, by and among SELECTA BIOSCIENCES, INC., a Delaware corporation (“Parent”), SAKURA MERGER SUB I, INC., a Delaware corporation and wholly owned subsidiary of Parent (“First Merger Sub”), SAKURA MERGER SUB II, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Second Merger Sub” and, together with First Merger Sub, “Merger Subs”), and CARTESIAN THERAPEUTICS, INC., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A. Parent and the Company desire to enter into a business combination as contemplated by this Agreement subject to the terms and conditions herein.

B. Parent and the Company intend to effect a merger of First Merger Sub with and into the Company (the “First Merger”) in accordance with this Agreement and the DGCL. Upon consummation of the First Merger, First Merger Sub will cease to exist and the Company will become a wholly owned subsidiary of Parent.

C. Immediately following the First Merger and as part of the same overall transaction as the First Merger, the Company will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”), with Second Merger Sub being the surviving entity of the Second Merger.

D. The Parties intend that (i) the First Merger and the Second Merger, taken together, constitute an integrated transaction, as described in Rev. Rul. 2001-46, 2001-2 C.B. 321 that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, and (ii) this Agreement constitutes a plan of reorganization within the meaning of Sections 354 and 361(a) of the Code.

E. The Parent Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Parent and its stockholders, (ii) authorized, approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of Parent Common Stock Payment Shares and Parent Preferred Stock Payment Shares to the stockholders of the Company pursuant to the terms of this Agreement, and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of Parent vote to approve the Parent Stockholder Matters at the Parent Stockholders’ Meeting to be convened following the Closing (the “Parent Board Approval”).

F. The First Merger Sub Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of First Merger Sub and its sole stockholder, (ii) authorized, approved and declared advisable this Agreement and the Contemplated Transactions, and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholder of First Merger Sub vote to adopt this Agreement and thereby approve the Contemplated Transactions (the “First Merger Sub Board Approval”).

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G. The sole member of the Second Merger Sub has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Second Merger Sub and its sole member, (ii) authorized, approved and declared advisable this Agreement and the Contemplated Transactions, and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the sole member of Second Merger Sub vote to adopt this Agreement and thereby approve the Contemplated Transactions (the “Second Merger Sub Sole Member Approval”).

H. The Company Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of the Company and its stockholders, (ii) authorized, approved and declared advisable this Agreement and the Contemplated Transactions, and (iii) recommended, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of the Company vote to approve the Company Stockholder Matters (the “Company Board Approval”).

I. Subsequent to the Company Board Approval, but prior to the execution and delivery of this Agreement, the requisite Company stockholders by written consent and in accordance with the Company’s certificate of incorporation, the Company’s bylaws and the DGCL (i) approved and adopted this Agreement and the Contemplated Transactions, (ii) acknowledged that the approval given thereby is irrevocable and that each such stockholder is aware of its rights to demand appraisal for its shares pursuant to Section 262 of the DGCL, a true and correct copy of which was attached thereto, and that such stockholder has received and read a copy of Section 262 of the DGCL, (iii) acknowledged that by such approval of the Merger, each such stockholder is not entitled to appraisal rights with respect to its shares in connection with the Merger and thereby waives any rights to receive payment of the fair value of its capital stock under the DGCL, (iv) waived the right to receive, and acknowledged that they are not entitled to receipt of, any CVR (with respect to any Merger Consideration or otherwise in connection with the Contemplated Transactions), (v) agreed that they will not sell, transfer, assign or otherwise dispose of their respective entitlement to receive any Merger Consideration during the period between the First Effective Time and the first Business Day after the CVR Record Date, (vi) waived the treatment of the Merger as a “Deemed Liquidation Event,” as defined in and for all purposes of the Company’s certificate of incorporation and any Investor Agreement, and (vii) waived any requirement in the Company’s certificate of incorporation that notice be provided to the Company stockholders with respect to the effective date of the Merger (such matters described in clauses (i) through (vii), the “Company Stockholder Matters” and such consent, the “Stockholder Written Consent”), and the Stockholder Written Consent is to become effective by its terms immediately following the execution of this Agreement by the parties hereto.

J. Concurrently with the execution and delivery of this Agreement and as a condition and inducement to each of Parent and the Company’s willingness to enter into this Agreement, all of the officers and directors and those stockholders of Parent listed in Section A-1 of the Parent Disclosure Schedule (solely in their capacity as stockholders of Parent) (the “Parent Signatories”) and all of the officers and directors and those stockholders of the Company listed in Section A of the Company Disclosure Schedule (the “Company Signatories”) (solely in their capacity as stockholders of the Company) are executing lock-up agreements in substantially the form attached as Exhibit B (each, a “Lock-Up Agreement”).

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K. Concurrently with the execution and delivery of this Agreement, certain investors have executed a Securities Purchase Agreement among Parent and the Persons named therein (representing an aggregate commitment no less than the Concurrent Investment Amount of $60,250,000), pursuant to which such Persons will have agreed to purchase the number of shares of Parent Convertible Preferred Stock set forth therein concurrently with the Closing (the “Securities Purchase Agreement”).

L. Concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company’s willingness to enter into this Agreement, certain stockholders set forth on Section A-2 of the Parent Disclosure Schedule (solely in their capacity as stockholders) are executing support agreements in substantially the form attached hereto as Exhibit C (the “Parent Stockholder Support Agreement”), pursuant to which such Persons have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of Parent Common Stock in favor of the Parent Stockholder Matters.

M. Immediately following the execution and delivery of this Agreement, but prior to the filing of any Certificate of Merger, Parent will file the Certificate of Designation with the office of the Secretary of State of the State of Delaware.

AGREEMENT

The Parties, intending to be legally bound, agree as follows:

ARTICLE I.

DESCRIPTION OF TRANSACTION

Section 1.1. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the First Effective Time, First Merger Sub shall be merged with and into the Company, and the separate existence of First Merger Sub shall cease. As a result of the First Merger, the Company will continue as the surviving corporation in the First Merger (the “First Step Surviving Corporation”). Upon the terms and subject to the conditions set forth in this Agreement, at the Second Effective Time, the First Step Surviving Corporation will merge with and into Second Merger Sub, and the separate existence of the First Step Surviving Corporation shall cease. As a result of the Second Merger, Second Merger Sub will continue as the surviving entity in the Second Merger (the “Surviving Entity”).

Section 1.2. Effects of the Merger. At and after the First Effective Time, the First Merger shall have the effects set forth in this Agreement, the First Certificate of Merger and in the applicable provisions of the DGCL. As a result of the First Merger, the First Step Surviving Corporation will become a wholly owned subsidiary of Parent. At and after the Second Effective Time, the Second Merger shall have the effects set forth in this Agreement, the Second Certificate of Merger and in the applicable provisions of the DGCL and the DLLCA.

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Section 1.3. Closing; First Effective Time; Second Effective Time. The consummation of the Merger (the “Closing”) is being consummated remotely via the electronic exchange of documents and signatures substantially simultaneously with the execution and delivery of this Agreement, or at such other time, date and place as Parent and the Company may mutually agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.” At the Closing, (a) the Parties shall cause the First Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a certificate of merger with respect to the First Merger, satisfying the applicable requirements of the DGCL and in form and substance to be agreed upon by the Parties (the “First Certificate of Merger”) and (b) the Parties shall cause the Second Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a certificate of merger with respect to the Second Merger, satisfying the applicable requirements of the DGCL and the DLLCA and in form and substance to be agreed upon by the Parties (the “Second Certificate of Merger” and together with the First Certificate of Merger, each, a “Certificate of Merger” and collectively, the “Certificates of Merger”). The First Merger shall become effective at the time of the filing of such First Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be specified in such First Certificate of Merger with the consent of Parent and the Company (the time as of which the First Merger becomes effective being referred to as the “First Effective Time”). The Second Merger shall become effective at the time of the filing of such Second Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be specified in such Second Certificate of Merger with the consent of Parent and the Company (the time as of which the Second Merger becomes effective being referred to as the “Second Effective Time”).

Section 1.4. Certificate of Designation; Certificate of Incorporation and Bylaws; Directors and Officers.

(a) Prior to the First Effective Time, Parent will file the Certificate of Designation with the office of the Secretary of State of the State of Delaware.

(b) At the First Effective Time:

(i) the certificate of incorporation of the First Step Surviving Corporation shall be amended and restated in its entirety to read identically to the certificate of incorporation of First Merger Sub as in effect immediately prior to the First Effective Time, except that such certificate of incorporation shall be amended to reflect that the name of the First Step Surviving Corporation shall be “Cartesian Therapeutics, Inc.,” all of the foregoing as set forth in an exhibit to the First Certificate of Merger, until thereafter amended as provided by the DGCL and such certificate of incorporation;

(ii) the bylaws of the First Step Surviving Corporation shall be amended and restated in their entirety to read identically to the bylaws of the Company as in effect immediately prior to the First Effective Time, until thereafter amended as provided by the DGCL and such bylaws; and

(iii) the directors and officers of the First Step Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the First Step Surviving Corporation, shall be the same individuals as hold such office with the Company as of immediately prior to the Effective Time.

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(c) At the Second Effective Time:

(i) the certificate of formation of the Surviving Entity shall be the certificate of formation of Second Merger Sub as in effect immediately prior to the Second Effective Time, until thereafter amended as provided by the DLLCA and such certificate of formation; provided, however, that at the Second Effective Time (as part of the Second Certificate of Merger), the certificate of formation of the Surviving Entity shall be amended to (A) change the name of the Surviving Entity to “Cartesian Bio, LLC” and (B) make such other changes as are mutually agreed to by Parent and the Company;

(ii) the limited liability company agreement of the Surviving Entity shall be amended and restated in its entirety to read identically to the limited liability company agreement of Second Merger Sub as in effect immediately prior to the Second Effective Time, until thereafter amended as provided by the DLLCA and such limited liability company agreement; provided, however, that following the Second Effective Time (but as soon thereafter as practicable), the limited liability company agreement shall be amended to (A) comply with Section 4.5 and (B) change the name of the Surviving Entity to “Cartesian Bio, LLC”;

(iii) the officers of the Surviving Entity, each to hold office in accordance with the certificate of formation and limited liability company agreement of the Surviving Entity, shall be such persons as shall be mutually agreed upon by Parent and the Company; and

(iv) the certificate of incorporation of Parent shall be identical to the Parent Charter immediately prior to the Second Effective Time, until thereafter amended as provided by the DGCL and such certificate of incorporation; provided, however, that following the Second Effective Time, the Parent Charter shall be amended to change the corporate name of Parent to “Cartesian Therapeutics, Inc.”

Section 1.5. Merger Consideration. The aggregate merger consideration (the “Merger Consideration”) to be paid by Parent for all of the outstanding shares of Company Capital Stock at the Closing shall, except in the case provided in Section 1.6(a)(ii)(A), be equal to, and paid and issued to the Company stockholders in accordance with the exchange procedures set forth in Section 1.8: (a) 6,723,662 shares of Parent Common Stock (“Parent Common Stock Payment Shares”), which shall represent a number of shares equal to no more than the Parent Common Stock Consideration Cap, and (b) 384,930.725 shares of Parent Convertible Preferred Stock (“Parent Preferred Stock Payment Shares”), which shall represent such number of shares that (assuming conversion thereof into Parent Common Stock as described in this Section 1.5) would equal, when aggregated with the Parent Common Stock Consideration Cap and the number of shares of Parent Common Stock reserved for settlement of, or other issuance pursuant to the terms of, Company Options in accordance with Section 1.9, the number of Company Outstanding Shares multiplied by the Exchange Ratio. The Parent Common Stock Payment Shares and Parent Preferred Stock Payment Shares shall be allocated in accordance with the Allocation Certificate. Each Parent Preferred Stock Payment Share shall be convertible into 1,000 shares of Parent Common Stock, subject to and contingent upon the affirmative vote of a majority of the votes of Parent Common Stock cast (other than Parent Common Stock Payment Shares to be issued at Closing pursuant to this Agreement for purposes of approval under the rules of Nasdaq) at a

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meeting of stockholders of Parent to approve, for purposes of the rules of Nasdaq, a proposal (the “Preferred Stock Conversion Proposal”) for the issuance of shares of Parent Common Stock to the stockholders of the Company upon conversion of any and all shares of Parent Convertible Preferred Stock, all in accordance with the terms of the Certificate of Designation. For the avoidance of doubt, in no event shall Parent issue Parent Common Stock Payment Shares in excess of the Parent Common Stock Consideration Cap, and the Parent Preferred Stock Payment Shares shall only be converted after the Required Parent Stockholder Vote is obtained and such other requirements set forth in the Certificate of Designation are satisfied.

Section 1.6. Conversion of Shares.

(a) At the First Effective Time, by virtue of the First Merger and without any further action on the part of Parent, Merger Subs, the Company or any stockholder of the Company or Parent:

(i) any shares of Company Common Stock held as treasury stock or held or owned by the Company or any wholly owned Subsidiary of the Company immediately prior to the First Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor; and

(ii) subject to Section 1.5 and Section 1.6(b), each share of Company Capital Stock outstanding immediately prior to the First Effective Time (excluding shares to be canceled pursuant to Section 1.6(a)(i)) shall (with shares of Company Common Stock and Company Preferred Stock being treated equally and on an as-converted basis as if the latter had converted into the former pursuant to the Company’s certificate of incorporation) be automatically converted solely into the right to receive: (A) to the extent the holder thereof shall have delivered, prior to the First Effective Time, an Accredited Investor Questionnaire, an aggregate number of Parent Common Stock Payment Shares equal to the Exchange Ratio, allocated in accordance with Section 1.5, as set forth on the Allocation Certificate; and (B) subject to Section 6.1(d), to the extent the holder thereof shall not have delivered, prior to the First Effective Time, an Accredited Investor Questionnaire, cash in an amount per share of Company Capital Stock equal to (x) the Company Valuation, divided by (y) the Company Outstanding Shares, as set forth on the Allocation Certificate.

(b) No fractional shares of Parent Common Stock shall be issued in connection with the First Merger, and no certificates or scrip for any such fractional shares shall be issued or delivered pursuant to this Section 1.6, and no cash payment in lieu of any fractional share shall be paid in connection with the First Merger. Any fractional shares of Parent Common Stock that a holder of Company Capital Stock would otherwise be entitled to receive shall be aggregated with all fractional shares of Parent Common Stock issuable to such holder. Any fraction of a share of Parent Common Stock Payment Shares issuable to such holder shall be rounded down to the nearest whole number.

(c) Notwithstanding anything to the contrary in Section 1.6(b), fractional shares of Parent Convertible Preferred Stock may be issued in connection with the First Merger, and evidence of book-entry shares representing such fractional shares shall be delivered in respect of such fractional shares issued pursuant to this Section 1.6. Any fractional shares of

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Parent Convertible Preferred Stock that a holder of Company Capital Stock is entitled to receive shall be aggregated with all fractional shares of Parent Convertible Preferred Stock issuable to such holder, and Parent shall issue to such holder all such fractional shares of Parent Preferred Stock Payment Shares that such holder is entitled to receive in accordance with the Allocation Certificate.

(d) At the First Effective Time, by virtue of the First Merger and without any further action on the part of Parent, Merger Subs, the Company or any stockholder of the Company or stockholder of Parent, each share of common stock of First Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into and exchanged for one share of common stock of the First Step Surviving Corporation.

(e) If, between the date of this Agreement and the First Effective Time, any outstanding shares of Company Common Stock, Parent Common Stock or Parent Convertible Preferred Stock shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or other like change, the Exchange Ratio shall, to the extent necessary, be equitably adjusted to reflect such change to the extent necessary to provide the holders of Company Common Stock, Parent Common Stock and Parent Convertible Preferred Stock, with the same economic effect as contemplated by this Agreement prior to such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or other like change; provided, however, that nothing herein will be construed to permit the Company or Parent to take any action with respect to Company Common Stock, Parent Common Stock or Parent Convertible Preferred Stock, respectively, that is prohibited or not expressly permitted by the terms of this Agreement.

(f) At the Second Effective Time, by virtue of the Second Merger and without any action on the part of Parent, the First Step Surviving Corporation, Second Merger Sub or their respective stockholders or members, as applicable, each share of common stock of the First Step Surviving Corporation issued and outstanding immediately prior to the Second Effective Time shall be canceled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto.

Section 1.7. Closing of the Company’s Transfer Books. At the First Effective Time: (a) all holders of (i) certificates representing shares of Company Capital Stock and (ii) book-entry shares representing shares of Company Capital Stock (“Book-Entry Shares”), in each case, that were outstanding immediately prior to the First Effective Time shall cease to have any rights as stockholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Capital Stock outstanding immediately prior to the First Effective Time. No further transfer of any such shares of Company Capital Stock shall be made on such stock transfer books after the First Effective Time. If, after the First Effective Time, a valid certificate previously representing any shares of Company Capital Stock outstanding immediately prior to the First Effective Time (a “Company Stock Certificate”) is presented to the Exchange Agent or to the Surviving Entity, such Company Stock Certificate shall be canceled and shall be exchanged as provided in Section 1.6 and Section 1.8.

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Section 1.8. Exchange of Shares.

(a) On or prior to the Closing Date, Parent and the Company shall have agreed upon and selected a reputable bank, transfer agent or trust company to act as exchange agent in the Merger (the “Exchange Agent”). At the First Effective Time, Parent shall arrange with the Exchange Agent for the issuance of book-entry shares representing Parent Common Stock and Parent Convertible Preferred Stock issuable pursuant to Section 1.6(a)(ii)(A), and shall deposit with the Exchange Agent such amount as is necessary to make the cash payments contemplated in Section 1.6(a)(ii)(B). Any Parent Common Stock and Parent Convertible Preferred Stock so issued for payment by the Exchange Agent, and any cash so deposited, together with any dividends or distributions received by the Exchange Agent with respect to such shares, are referred to collectively as the “Exchange Fund.”

(b) As soon as reasonably practicable after the CVR Record Date, but no earlier than the first Business Day thereafter, the Exchange Agent shall issue book-entry shares representing the Merger Consideration that each holder of Company Common Stock has the right to receive pursuant to the provisions of Section 1.6(a)(ii)(A) and each Company Stock Certificate or Book-Entry Share formerly held by each such holder shall be deemed, from and after the First Effective Time, to represent only the right to receive book-entry shares of Parent Common Stock and Parent Convertible Preferred Stock representing the Merger Consideration (or, if applicable, the cash amounts contemplated in Section 1.6(a)(ii)(B)) and, following issuance of book-entry shares representing the Merger Consideration, shall be canceled. The Merger Consideration, any cash deposited in the Exchange Fund, and any dividends or other distributions as are payable pursuant to Section 1.8(c) shall be deemed to have been in full satisfaction of all rights pertaining to Company Capital Stock formerly represented by such Company Stock Certificates or Book- Entry Shares.

(c) No dividends or other distributions declared or made with respect to Parent Common Stock or Parent Convertible Preferred Stock with a record date on or after the First Effective Time shall be paid to the holder of any unsurrendered Company Stock Certificate or Book-Entry Shares with respect to the shares of Parent Common Stock or Parent Convertible Preferred Stock that such holder has the right to receive in the Merger until such holder surrenders such Company Stock Certificate or transfers such Book-Entry Shares or provides an affidavit of loss or destruction in lieu thereof in accordance with this Section 1.8 (at which time (or, if later, on the applicable payment date) such holder shall be entitled, subject to the effect of applicable abandoned property, escheat or similar Laws, to receive all such dividends and distributions, without interest); provided, however, that in no event shall holders of Company Capital Stock receiving the Merger Consideration be entitled to receive any CVR in respect of their shares of Company Capital Stock, Parent Common Stock Payment Shares or Parent Preferred Stock Payment Shares.

(d) Any portion of the Exchange Fund that remains unclaimed by holders of shares of Company Capital Stock as of the date that is one year after the Closing Date shall be delivered to Parent upon demand, and any holders of Company Stock Certificates or Book- Entry Shares who have not theretofore surrendered their Company Stock Certificates or transferred their Book-Entry Shares in accordance with this Section 1.8 shall thereafter look only to Parent as general creditors for satisfaction of their claims for Parent Common Stock and Parent Convertible Preferred Stock and any dividends or distributions with respect to shares of Parent Common Stock and Parent Convertible Preferred Stock.

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(e) No Party shall be liable to any holder of any shares of Company Capital Stock or to any other Person with respect to any shares of Parent Common Stock or Parent Convertible Preferred Stock (or dividends or distributions with respect thereto) or for any cash amounts delivered to any public official pursuant to any applicable abandoned property Law, escheat Law or similar Law. Any portion of the Exchange Fund that remains unclaimed by holders of shares of Company Capital Stock as of the date that is two years after the Closing Date (or immediately prior to such earlier date on which the related Exchange Funds (and all dividends or other distributions in respect thereof) would otherwise escheat to or become the property of any Governmental Body) shall, to the extent permitted by applicable Law, become the property of the Surviving Entity, free and clear of all claims or interest of any Person previously entitled thereto.

Section 1.9. Company Options.

(a) At the First Effective Time, each Company Option (other than Company Options held by any of the individuals set forth on Section 1.9(b) of the Company Disclosure Schedule) that is outstanding and unexercised immediately prior to the First Effective Time, whether or not vested, shall be converted into and become an option to purchase Parent Common Stock, and Parent shall assume the Company Plan and each such Company Option in accordance with the terms of the Company Plan and the terms of the stock option agreement by which such Company Option is evidenced (but with changes to such documents as Parent in good faith determines are necessary to reflect the substitution of such Company Options by Parent to purchase shares of Parent Common Stock and the other terms of this Section 1.9(a)). All rights with respect to Company Common Stock under such Company Options assumed by Parent shall thereupon be converted into rights with respect to Parent Common Stock. Accordingly, from and after the First Effective Time: (i) each such Company Option assumed by Parent may be exercised solely for shares of Parent Common Stock; provided, however, that no such Company Option shall be exercisable during the Company Options Blackout Period; (ii) the number of shares of Parent Common Stock subject to each such Company Option assumed by Parent shall be determined by multiplying (A) the number of shares of Company Common Stock that were subject to such Company Option, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares of Parent Common Stock; (iii) the per share exercise price for Parent Common Stock issuable upon exercise of each such Company Option assumed by Parent shall be determined by dividing (A) the per share exercise price of Company Common Stock subject to such Company Option, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any such Company Option assumed by Parent shall continue in full force and effect and, except as expressly provided herein, the term, exercisability, vesting schedule and other provisions of such Company Option shall otherwise remain unchanged; provided that (I) the exercise price, the number of shares of Parent Common Stock subject to each such assumed Company Option and the terms and conditions of exercise thereof shall be determined in a manner consistent with the requirements of Section 424(a) of the Code and (II) the exercise price, the number of shares of Parent Common Stock subject to, and the terms and conditions of exercise of each such option to purchase Parent Common Stock shall also be determined in a manner consistent with the requirements of Section 409A of the Code.

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(b) At the First Effective Time, each Company Option that is outstanding and unexercised immediately prior to the First Effective Time and is held by any of the individuals set forth on Section 1.9(b) of the Company Disclosure Schedule , whether or not vested, shall be converted into and become an option to purchase Parent Convertible Preferred Stock, and Parent shall assume each such Company Option in accordance with the terms of the Company Plan and the terms of the stock option agreement by which such Company Option is evidenced (but with changes to such documents as Parent in good faith determines are necessary to reflect the substitution of such Company Options by Parent to purchase shares of Parent Convertible Preferred Stock and the other terms of this Section 1.9(b)). All rights with respect to Company Common Stock under such Company Options assumed by Parent shall thereupon be converted into rights with respect to Parent Convertible Preferred Stock. Accordingly, from and after the First Effective Time: (i) each such Company Option assumed by Parent may be exercised solely for shares of Parent Convertible Preferred Stock; provided, however, that no such Company Option shall be exercisable during the Company Options Blackout Period; (ii) the number of shares of Parent Convertible Preferred Stock subject to each such Company Option assumed by Parent shall be determined by multiplying (A) the number of shares of Company Common Stock that were subject to such Company Option, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio, and (C) dividing such resulting number by one thousand (1,000) and rounding the resulting number down to the nearest number of 1/1000 shares of Parent Convertible Preferred Stock; (iii) the per share exercise price for Parent Convertible Preferred Stock issuable upon exercise of each such Company Option assumed by Parent shall be determined by dividing (A) the per share exercise price of Company Common Stock subject to such Company Option, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio and (C) multiplying such resulting number by one thousand (1,000) and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any such Company Option assumed by Parent shall continue in full force and effect and, except as expressly provided herein, the term, exercisability, vesting schedule and other provisions of such Company Option shall otherwise remain unchanged; provided that (I) the exercise price, the number of shares of Parent Convertible Preferred Stock subject to each such assumed Company Option and the terms and conditions of exercise thereof shall be determined in a manner consistent with the requirements of Section 424(a) of the Code and (II) the exercise price, the number of shares of Parent Convertible Preferred Stock subject to, and the terms and conditions of exercise of each such option to purchase Parent Convertible Preferred Stock shall also be determined in a manner consistent with the requirements of Section 409A of the Code.

(c) Notwithstanding any of the foregoing in this Section 1.9, (x) Parent may amend the terms of Company Options and the Company Plan as may be necessary to reflect Parent’s substitution of Company Options with options to purchase Parent Common Stock or Parent Convertible Preferred Stock, as applicable (such as by making any change in control or similar definition relate to Parent and having any provision that provides for the adjustment of Company Options upon the occurrence of certain corporate events relate to corporate events that relate to Parent or Parent Common Stock or Parent Convertible Preferred Stock, as applicable) and (y) the Parent Board or a committee thereof shall succeed to the authority and responsibility of the Company Board or any committee thereof with respect to the Company Plan and each Company Option assumed by Parent.

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(d) Parent shall file with the SEC, as soon as reasonably practicable after the First Effective Time (and in any event, not later than sixty (60) days thereafter), a registration statement on Form S-8 (or any successor form), if available for use by Parent, relating to the shares of Parent Common Stock issuable with respect to Company Options assumed by Parent in accordance with Section 1.9.

Section 1.10. Parent Equity Awards.

(a) Prior to the First Effective Time, the Parent Board (or, if appropriate, a committee administering a Parent Stock Plan) has adopted resolutions providing that:

(i) each option to acquire shares of Parent Common Stock (each such option, a “Parent Stock Option”), and each restricted stock unit award with respect to shares of Parent Common Stock (each such award, a “Parent RSU” and, collectively with the Parent Stock Options, the “Parent Equity Awards”), in each case that is outstanding and unvested immediately prior to the First Effective Time, will vest in full at the First Effective Time;

(ii) each Parent Stock Option that is outstanding immediately prior to the First Effective Time will be canceled as of the Effective Time, and, in exchange therefor, the former holder of such canceled Parent Stock Option will be entitled to receive (without interest), in consideration of the cancellation of such Parent Stock Option, an amount in cash (less applicable Tax withholdings pursuant to Section 1.13) equal to the product of (A) the total number of shares of Parent Common Stock subject to the unexercised portion of such Parent Stock Option immediately prior to the First Effective Time (determined after giving effect to the accelerated vesting described in Section 1.10(a)(i)) multiplied by (B) the excess, if any, of $2.06 (the “Cash out Amount”) over the applicable exercise price per share of Parent Common Stock under such Parent Stock Option; provided, however, that, if the exercise price per share of Parent Common Stock of any Parent Stock Option is equal to or greater than the Cash out Amount, such Parent Stock Option shall be canceled and terminated without any consideration in respect thereof; and

(iii) each Parent RSU that is outstanding immediately prior to the First Effective Time will be canceled as of the First Effective Time, and the former holder of such canceled Parent RSU will be entitled, in exchange therefor, to receive (without interest) an amount in cash (less applicable Tax withholdings pursuant to Section 1.13) equal to the product of (A) the total number of shares of Parent Common Stock deliverable under such Parent RSU immediately prior to the First Effective Time (determined after giving effect to the accelerated vesting described in Section 1.10(a)(i)) multiplied by (B) the Cash out Amount.

(b) From and after the First Effective Time, each Parent Equity Award that is outstanding and unvested immediately prior to the First Effective Time shall no longer be exercisable by, or otherwise give right to the delivery or issuance of any shares of Parent Common Stock to, the former holder thereof, but shall only entitle such holder to the payment of the corresponding amounts, if any, provided under Section 1.10(a). Subject to Section 1.13, Parent shall make all payments to holders of Parent Equity Awards required under Section 1.10(a) as promptly as practicable after the First Effective Time, and in any event no later than the first payroll date of Parent that occurs no less than five (5) Business Days after the First Effective Time, in accordance with the foregoing.

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Section 1.11. Contingent Value Right.

(a) Parent shall effect a distribution, and the Parent Board shall approve the distribution of, one contingent value right (a “CVR”) issued by Parent with respect to each share of Parent Common Stock that is issued and outstanding as of the CVR Record Date, which distribution shall be made automatically and without any required action on the part of the holder hereof, and which distribution shall be reduced by an amount equal to the amount of any applicable withholding Taxes. The terms and conditions of the CVR shall be as provided in a Contingent Value Rights Agreement substantially in the form attached hereto as Exhibit E (the “CVR Agreement”).

(b) By virtue of the distribution effected in accordance with Section 1.11, each Parent 2022 Warrant that is outstanding and unexercised as of the immediately prior to the CVR Record Date shall, automatically and without any required action on the part of the holder hereof, entitle such holder to receive a number of CVRs equal to the number of shares of Parent Common Stock issuable if such Parent 2022 Warrant were to be exercised in full immediately prior to the CVR Record Date, reduced by an amount equal to the amount of any applicable withholding Taxes, subject to and in accordance with the terms and conditions of such Parent 2022 Warrant and the CVR Agreement.

(c) Each Parent Warrant, other than any Parent 2022 Warrant, that is outstanding and unexercised as of immediately prior to the CVR Record Date shall entitle such holder to receive, upon exercise of such Parent Warrant pursuant to the terms thereof, a number of CVRs equal to the number of shares of Parent Common Stock that would have been issuable upon exercise in full of such Parent Warrant immediately prior to the CVR Record Date, reduced by an amount equal to the amount of any applicable withholding Taxes, subject to and in accordance with the terms and conditions of such Parent Warrant and the CVR Agreement.

(d) No later than thirty (30) days after the First Effective Time, Parent shall authorize and duly adopt, execute and deliver, and will ensure that a reputable trust company be selected as trustee thereunder, and that such trustee executes and delivers, the CVR Agreement, subject to any reasonable revisions to the CVR Agreement that are requested by such trustee (provided that such revisions are not, individually or in the aggregate, detrimental or adverse, taken as a whole, to any holder of a CVR).

Section 1.12. Further Action. If, at any time after the First Effective Time, any further action is determined by the Surviving Entity to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Entity with full right, title and possession of and to all rights and property of the Company, then the officers and directors of the Surviving Entity shall be fully authorized, and shall use their and its reasonable best efforts (in the name of the Company, in the name of Merger Subs, in the name of the Surviving Entity and otherwise) to take such action.

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Section 1.13. Withholding. The Parties and the Exchange Agent and any of their agents (each, a “Withholding Agent”) shall be entitled to deduct and withhold (or cause to be deducted and withheld) from the consideration or other amount otherwise payable (whether payable in stock, cash or otherwise) pursuant to this Agreement to any holder of Company Capital Stock, holders of Parent Equity Awards or any other Person such amounts as such Party or the Exchange Agent is required to deduct and withhold under the Code or any other Law with respect to the making of such payment; provided, however, that if a Withholding Agent determines that any payment to any stockholder of the Company hereunder is subject to deduction or withholding, then, except with respect to compensatory payments, or any deduction or withholding required as a result of a failure to deliver the certificate described in Section 6.2, such Withholding Agent shall (a) use commercially reasonable efforts to provide notice to such stockholder as soon as reasonably practicable after such determination (and no later than three Business Days prior to undertaking such deduction or withholding), and (b) use commercially reasonable efforts to cooperate with such stockholder prior to Closing to reduce or eliminate any such deduction or withholding to the extent permitted by applicable Law. Amounts so withheld shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made. The applicable Withholding Agent shall timely remit to the applicable Governmental Body, any amounts withheld and deducted in accordance with, and in the form required by, applicable Law.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

OF THE COMPANY

Subject to Section 8.13(h), except as set forth in the disclosure schedule delivered by the Company to Parent concurrently with the execution of this Agreement (the “Company Disclosure Schedule”), the Company represents and warrants to Parent and Merger Subs as of the date hereof (or in the case of representations and warranties that speak of a specified date, as of such specified date) as follows:

Section 2.1. Due Organization; Subsidiaries.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of Delaware and has all necessary corporate power and authority (i) to conduct its business in the manner in which its business is currently being conducted and (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used.

(b) The Company is duly licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Company Material Adverse Effect.

(c) The Company has no Subsidiaries and does not own any capital stock of, or any equity, ownership or profit-sharing interest of any nature in, or control, directly or indirectly, any other Entity.

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(d) The Company is not and has not been, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business entity. The Company has not agreed to, and is not obligated to make, and is not bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. The Company has not, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity.

Section 2.2. Organizational Documents. The Company has made available to Parent accurate and complete copies of the Organizational Documents of the Company in effect as of the date of this Agreement. The Company is not in breach or violation of its Organizational Documents.

Section 2.3. Authority; Binding Nature of Agreement.

(a) The Company has all necessary corporate power and authority to enter into and to perform its obligations under this Agreement and, subject to receipt of the Required Company Stockholder Vote, to consummate the Contemplated Transactions. The Company Board Approval has been obtained, and it constitutes all of the necessary action or authorization on the part of the Company Board for the authorization, execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions by the Company.

(b) This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Subs, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

Section 2.4. Vote Required. The affirmative vote (or written consent) of (a) the holders of a majority of the shares of Company Capital Stock outstanding on the record date for the Stockholder Written Consent and entitled to vote thereon, voting as a single class (with the shares of Company Preferred Stock voting on an as-converted to Company Common Stock basis) and (b) the holders of 51% of the shares of Company Preferred Stock outstanding on the record date for the Stockholder Written Consent and entitled to vote thereon, voting separately as a single class (the vote required in clauses (a) and (b), together, the “Required Company Stockholder Vote”), is the only vote (or written consent) of the holders of any class or series of Company Capital Stock necessary to adopt and approve this Agreement and approve the Contemplated Transactions. The Stockholder Written Consent became effective upon the execution of this Agreement by the parties hereto and provided the Required Company Stockholder Vote. No other corporate proceedings by the Company are necessary to authorize this Agreement or to consummate the Contemplated Transactions.

Section 2.5. Non-Contravention; Consents. Subject to obtaining the Required Company Stockholder Vote, the filing of the Certificate of Merger required by the DGCL, and the filing of the Certificate of Designation, neither (x) the execution, delivery or performance of this Agreement by the Company, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

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(a) contravene, conflict with or result in a violation of any of the provisions of the Company’s Organizational Documents;

(b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any order, writ, injunction, judgment or decree to which the Company, or any of the assets owned or used by the Company, is subject, except as would not reasonably be expected to be material to the Company or its business;

(c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company, except as would not reasonably be expected to be material to the Company or its business;

(d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Company Material Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Company Material Contract; (ii) any material payment, rebate, chargeback, penalty or change in delivery schedule under any Company Material Contract; (iii) accelerate the maturity or performance of any Company Material Contract; or (iv) cancel, terminate or modify any term of any Company Material Contract, except in the case of any non-material breach, default, penalty or modification; or

(e) result in the imposition or creation of any Encumbrance (except for Permitted Encumbrances) upon or with respect to any asset owned or used by the Company.

Except for (i) any Consent set forth in Section 2.5 of the Company Disclosure Schedule under any Company Contract, (ii) the Required Company Stockholder Vote, (iii) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and DLLCA, (iv) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware pursuant to the DGCL and (v) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities Laws, the Company is not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the execution, delivery or performance of this Agreement, or (B) the consummation of the Contemplated Transactions. No other state takeover statute or similar Law applies or purports to apply to the Merger, this Agreement, the Lock-Up Agreements or any of the Contemplated Transactions. The Company Board has taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Lock-Up Agreements and to the consummation of the Contemplated Transactions.

Section 2.6. Capitalization.

(a) The authorized Company Capital Stock as of the date of this Agreement consists of (i) 3,200 shares of Company Common Stock, par value $0.01 per share, of which 1,244.625 shares have been issued and are outstanding as of the date of this Agreement, and (ii) 602 shares of Preferred Stock, par value $0.01 per share (the “Company Preferred Stock”), of

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which (A) 220 shares have been designated Series A Preferred Stock, 219.125 of which have been issued and are outstanding as of the date of this Agreement, (B) 110 shares have been designated Series B Preferred Stock, 109.267 of which have been issued and are outstanding as of the date of this Agreement, (C) 77 shares have been designated Series B-1 Preferred Stock, 65.017 of which have been issued and are outstanding as of the date of this Agreement, and (D) 195 shares have been designated Series B-2 Preferred Stock, 193.644 of which have been issued and are outstanding as of the date of this Agreement. The Company does not hold any shares of its capital stock in its treasury. Section 2.6(a) of the Company Disclosure Schedule lists, as of the date of this Agreement, each beneficial or record holder of issued and outstanding Company Capital Stock and the number and type of shares of Company Capital Stock held by such holder.

(b) All of the outstanding shares of Company Common Stock and Company Preferred Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the Investor Agreements, none of the outstanding shares of Company Capital Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Company Capital Stock is subject to any right of first refusal in favor of the Company. Except as contemplated herein or as set forth in the Investor Agreements, there is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Company Capital Stock. The Company is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Capital Stock or other securities. Section 2.6(b) of the Company Disclosure Schedule accurately and completely lists all repurchase rights held by the Company with respect to shares of Company Capital Stock (including shares issued pursuant to the exercise of stock options) and specifies which of those repurchase rights are currently exercisable and whether the holder of such shares of Company Capital Stock timely filed an election with the relevant Governmental Bodies under Section 83(b) of the Code with respect to such shares. Each share of Company Preferred Stock is convertible into one share of Company Common Stock.

(c) Except for the Company’s 2016 Stock Incentive Plan (the “Company Plan”), the Company does not have any stock option plan or any other plan, program, agreement or arrangement providing for any equity-based compensation for any Person. As of the date of this Agreement, the Company has reserved 200 shares of Company Common Stock for issuance under the Company Plan, of which Company Options to purchase 179 shares of Company Common Stock have been issued and are currently outstanding, 7 shares of Company Common Stock have been issued pursuant to the exercise of Company Options, and 14 shares of Company Common Stock remain available for future issuance of awards pursuant to the Company Plan. Section 2.6(c) of the Company Disclosure Schedule sets forth the following information with respect to each Company Option outstanding as of the date of this Agreement: (i) the name of the optionee; (ii) the number of shares of Company Common Stock subject to such Company Option as of the date of this Agreement; (iii) the exercise price of such Company Option; (iv) the date on which such Company Option was granted; (v) the applicable vesting schedule, including the number of vested and unvested shares as of the date of this Agreement and any acceleration provisions; (vi) the date on which such Company Option expires; (vii) whether such Company Option is intended to constitute an “incentive stock option” (as defined in the Code) or a non- qualified stock option; and (viii) whether such Company Option is “early exercisable.” The

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Company has made available to Parent an accurate and complete copy of the Company Plan and a form of stock option agreement that is consistent in all material respects with the stock option agreements evidencing outstanding Company Options granted thereunder. The per-share exercise price of each Company Option is not less than the fair market value (within the meaning of Section 409A of the Code) of a share of Company Common Stock on the applicable date of grant, and each Company Option has at all times been exempt from Section 409A of the Code. The Company has taken all action necessary under the Company Plan to provide that no Company Option shall be exercisable during the Company Options Blackout Period.

(d) Except for Company Options set forth in Section 2.6(c) of the Company Disclosure Schedule, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company; or (iii) condition or circumstance that could be reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of the Company. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company.

(e) All outstanding shares of Company Common Stock, Company Preferred Stock, Company Options and other securities of the Company have been issued and granted in material compliance with (i) the Organizational Documents of the Company in effect as of the relevant time and all applicable securities Laws and other applicable Law, and (ii) all requirements set forth in applicable Contracts.

(f) All distributions, dividends, repurchases and redemptions of the Company Capital Stock or other equity interests of the Company were undertaken in material compliance with (i) the Organizational Documents of the Company in effect as of the relevant time and all applicable securities Laws and other applicable Laws, and (ii) all requirements set forth in applicable Contract.

Section 2.7. Financial Statements.

(a) Concurrently with the execution hereof, the Company has provided to Parent true and complete copies of the unaudited balance sheet of the Company as of December 31, 2022 (the “Company Unaudited Balance Sheet”), and the related unaudited statement of profit and loss for the twelve-month period then ended (collectively, the “Company Financials”). The Company Financials were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments, none of which is material) and fairly present, in all material respects, the financial position and operating results of the Company as of the dates and for the periods indicated therein.

(b) The Company maintains accurate books and records reflecting its assets and liabilities and maintains a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general

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or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Company in accordance with GAAP and to maintain accountability of the Company’s assets; (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for the Company’s assets is compared with the existing assets at regular intervals and appropriate action is taken with respect to any differences; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented which are designed to effect the collection thereof on a current and timely basis. The Company maintains internal controls consistent with the practices of similarly situated private companies over financial reporting that provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(c) Section 2.7(c) of the Company Disclosure Schedule lists, and the Company has delivered to Parent accurate and complete copies of the documentation creating or governing, all securitization transactions and “off-balance sheet arrangements” (as defined in Item 303(c) of Regulation S-K under the Exchange Act) effected by the Company since December 31, 2020.

(d) Since December 31, 2020, there have been no formal internal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer or general counsel of the Company, the Company Board or any committee thereof. Since December 31, 2020, neither the Company nor its independent auditors have identified (i) any significant deficiency or material weakness in the design or operation of the system of internal accounting controls utilized by the Company, (ii) any fraud, whether or not material, that involves the Company, the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company or (iii) any claim or allegation regarding any of the foregoing.

Section 2.8. Absence of Changes. Except as set forth in Section 2.8 of the Company Disclosure Schedule, after the date of the Company Unaudited Balance Sheet, the Company has conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the Contemplated Transactions) and there has not been any (x) Company Material Adverse Effect and (y) the Company has not done any of the following:

(a) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock; or repurchased, redeemed or otherwise reacquired any shares of its capital stock or other securities;

(b) sold, issued, granted, pledged or otherwise disposed of or encumbered or authorized any of the foregoing with respect to: (i) any capital stock or other security of the Company; (ii) any option, warrant or right to acquire any capital stock or any other security; or (iii) any instrument convertible into or exchangeable for any capital stock or other security of the Company;

(c) except as required to give effect to anything in contemplation of the Closing, amended any of its Organizational Documents, or effected or been a party to any merger,

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consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

(d) formed any Subsidiary or acquired any equity interest or other interest in any other Entity or entered into a joint venture with any other Entity;

(e) (i) lent money to any Person (except for the advance of reasonable business expenses to employees, directors and consultants in the Ordinary Course of Business), (ii) incurred or guaranteed any indebtedness for borrowed money, or (iii) guaranteed any debt securities of others;

(f) other than as required by applicable Law or the terms of any Company Benefit Plan as in effect on the date of this Agreement and other than pursuant to a Company Plan or any Company Option: (i) adopted, terminated, established or entered into any Company Benefit Plan; (ii) caused or permitted any Company Benefit Plan to be amended in any material respect; (iii) paid any material bonus or similar payment to, or, other than in the Ordinary Course of Business, increased the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees; (iv) increased the severance or change-of-control benefits of any current, former or new employees, directors or consultants; or (v) hired, terminated or gave notice of termination to, any officer or employee;

(g) entered into any collective bargaining agreement or similar agreement with any labor union or similar labor organization;

(h) entered into any material transaction other than (i) in the Ordinary Course of Business or (ii) in connection with the Contemplated Transactions;

(i) acquired any material asset or sold, leased or otherwise irrevocably disposed of any of its assets or properties, or granted any Encumbrance (other than Permitted Encumbrances) with respect to such assets or properties, except in the Ordinary Course of Business;

(j) sold, assigned, transferred, licensed, sublicensed or otherwise disposed of any material Company IP (other than pursuant to non-exclusive licenses in the Ordinary Course of Business);

(k) made, changed or revoked any material Tax election, failed to pay any income or other material amount of Tax as such Tax becomes due and payable, filed any amendment making any material change to any Tax Return, settled or compromised any income or other material amount of Tax liability, entered into any Tax allocation, sharing, indemnification or other similar agreement or arrangement (including any “closing agreement” described in Section 7121 of the Code (or any similar Law) with any Governmental Body, but excluding customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes), requested or consented to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material amount of Taxes (other than pursuant to an extension of time to file any Tax Return granted in the Ordinary Course of Business of not more than six months), or adopted or changed any material Tax accounting method;

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(l) other than as required by Law or GAAP, taken any action to change accounting policies or procedures;

(m) initiated or settled any Legal Proceeding; or

(n) agreed, resolved or committed to do any of the foregoing.

Section 2.9. Absence of Undisclosed Liabilities. As of the date hereof, the Company has no liability, indebtedness, obligation or expense of any kind, whether accrued, absolute, contingent, matured or unmatured (whether or not required to be reflected in the financial statements in accordance with GAAP) (each a “Liability”), individually or in the aggregate, of a type required to be recorded or reflected on a balance sheet or disclosed in the footnotes thereto under GAAP, except for: (a) Liabilities disclosed, reflected or reserved against in the Company Unaudited Balance Sheet; (b) Liabilities that have been incurred by the Company since the date of the Company Unaudited Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance of obligations under Company Contracts in the Ordinary Course of Business; (d) Liabilities incurred in connection with the Contemplated Transactions; (e) Liabilities which would not, individually or in the aggregate, reasonably be expected to be material to the Company; and (f) Liabilities described in Section 2.9 of the Company Disclosure Schedule.

Section 2.10. Title to Assets. The Company owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or tangible assets and equipment used or held for use in its business or operations or purported to be owned by it that are material to the Company or its business, including: (a) all tangible assets reflected on the Company Unaudited Balance Sheet; and (b) all other tangible assets reflected in the books and records of the Company as being owned by the Company. All of such assets are owned or, in the case of leased assets, leased by the Company free and clear of any Encumbrances, other than Permitted Encumbrances.

Section 2.11. Real Property; Leasehold. The Company does not own, and has never owned, any real property. The Company has made available to Parent (a) an accurate and complete list of all real properties with respect to which the Company directly or indirectly holds a valid leasehold interest as well as any other real estate that is in the possession of, or occupied or leased by, the Company and (b) copies of all leases under which any such real property is possessed, occupied or leased (the “Company Real Estate Leases”), each of which is in full force and effect, with no existing material default thereunder by the Company, or to the Knowledge of the Company, any other party thereto. The Company’s possession, occupancy, lease, use and/or operation of each such leased property conforms to all applicable Laws in all material respects, and the Company has exclusive possession of each such leased property and leasehold interest and has not granted any occupancy rights to tenants or licensees with respect to such leased property or leasehold interest. In addition, each such leased property and leasehold interest is free and clear of all Encumbrances other than Permitted Encumbrances. The Company has not received any written notice from its landlords or any Governmental Body that: (i) relates to material violations of building, zoning, safety or fire ordinances or regulations; (ii) claims any material defect or deficiency with respect to any of such properties; or (iii) requests the performance of any material repairs, alterations or other work to such properties.

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Section 2.12. Intellectual Property; Privacy.

(a) Section 2.12(a) of the Company Disclosure Schedule identifies a true and complete list of each item of Registered IP owned in whole or in part by the Company, including, with respect to each application and registration, as applicable: (i) the name of the applicant or registrant, (ii) the jurisdiction of application or registration, (iii) the application, publication or registration number, and date of filing, publication, or issuance, and (iv) any Person that has an ownership interest in such item of Registered IP and the nature of such ownership interest. To the Knowledge of the Company, each of the patents and patent applications included in Section 2.12(a) of the Company Disclosure Schedule properly identifies by name each and every inventor of the inventions claimed therein as determined in accordance with applicable Laws of the jurisdiction in which such patent is issued or such application for patent is pending. As of the date of this Agreement, no cancellation, interference, opposition, reissue, reexamination, inter partes review, post grant review, derivation, or other proceeding of any nature (other than office actions or similar communications issued by any Governmental Body in the ordinary course of prosecution of any pending applications for registration) is pending or, to the Knowledge of the Company, threatened in writing, in which the scope, validity, enforceability or ownership of any Company IP is being or has been contested or challenged. To the Knowledge of the Company, each item of Company IP is valid and enforceable, and with respect to the Company’s Registered IP, subsisting.

(b) Except as set forth in Section 2.12(a) of the Company Disclosure Schedule, there are no actions that must be taken within ninety (90) days of the Closing, the failure of which will result in the abandonment, lapse or cancellation of any material Registered IP owned in whole or in part by the Company. The Company is not aware of any event or circumstances, which would set a United States patent bar date within ninety (90) days of the Closing with respect to any invention disclosure that the Company is currently evaluating or has determined to file a patent application thereof. A United States patent bar date is any date by which the Company must file a patent application in order to preserve Company’s right and ability to seek patent protection for an invention in the United States.

(c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company exclusively owns, is the sole assignee of, or has exclusively licensed all material Company IP (other than as disclosed in Section 2.12(b) of the Company Disclosure Schedule), free and clear of all Encumbrances other than Permitted Encumbrances. The Company IP and the Intellectual Property Rights licensed to the Company pursuant to a valid, enforceable written agreement constitute all Intellectual Property Rights used in, material to or, to the Knowledge of the Company, otherwise necessary for the operation of the Company’s business as currently conducted. Each Company Associate involved in the creation or development of any material Company IP, pursuant to such Company Associate’s activities on behalf of the Company, has signed a valid and enforceable written agreement containing an assignment of such Company Associate’s rights in such Company IP to the Company. Each Company Associate who has or has had access to the Company’s trade secrets or confidential information has signed a valid and enforceable written agreement

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containing confidentiality provisions protecting the Company IP, trade secrets and confidential information. The Company has taken commercially reasonable steps to protect and preserve the confidentiality of its trade secrets and confidential information.

(d) To the Knowledge of the Company, no funding, facilities or personnel of any Governmental Body or any university, college, research institute or other educational institution has been used to create Company IP, except for any such funding or use of facilities or personnel that does not result in such Governmental Body or institution owning such Company IP as of the date of this Agreement.

(e) Section 2.12(e) of the Company Disclosure Schedule sets forth each license agreement pursuant to which the Company (i) is granted a license under any material Intellectual Property Right owned by any third party that is used by the Company in its business as currently conducted (each a “Company In-bound License”) or (ii) grants to any third party a license under any material Company IP or material Intellectual Property Right licensed to the Company under a Company In-bound License (each a “Company Out-bound License”) (provided that Company In-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, agreements with Company Associates, services agreements, non-disclosure agreements, commercially available Software-as-a-Service offerings, or off-the-shelf software licenses; and Company Out-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, services agreements, non-disclosure agreements, or non-exclusive outbound licenses). All Company In-bound Licenses and Company Out-bound Licenses are in full force and effect and are valid, enforceable and binding obligations of the Company and, to the Knowledge of the Company, each other party to such Company In-bound Licenses or Company Out-bound Licenses. Neither the Company, nor to the Knowledge of the Company, any other party to such Company In-bound Licenses or Company Out-bound Licenses, is in material breach under any Company In-bound Licenses or Company Out-bound Licenses.

(f) To the Knowledge of the Company: (i) the operation of the business of the Company as currently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other Person and (ii) no other Person is infringing, misappropriating or otherwise violating any Company IP. No Legal Proceeding is pending (or, to the Knowledge of the Company, is threatened in writing) (A) against the Company alleging that the operation of the business of the Company infringes or constitutes the misappropriation or other violation of any Intellectual Property Rights of another Person or (B) by the Company alleging that another Person has infringed, misappropriated or otherwise violated any of the Company IP. Since December 31, 2020, the Company has not received any written communication alleging that the operation of the business of the Company infringes or constitutes the misappropriation or other violation of any Intellectual Property Right of another Person.

(g) None of the Company IP owned by the Company or, to the Knowledge of the Company, none of the material Intellectual Property Rights exclusively licensed to the Company is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer, registration or licensing by the Company of any such Company IP.

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(h) To the Knowledge of the Company, the Company and the operation of the Company’s business are and since December 31, 2018 has been, in material compliance with the Privacy and Data Processing Requirements. To the Knowledge of the Company, the Company has at all applicable times provided all notices, and obtained and maintained all rights, consents, and authorizations, to Process Company Data as Processed by or for the Company. Since December 31, 2018, to the Knowledge of the Company, there have been (i) no loss or theft or security breach relating to Company Data, (ii) no violation of any security policy of the Company regarding any such Company Data, and (iii) no unauthorized access to, or unauthorized, unintended, or improper use disclosure, or other Processing of any Company Data. The Company has taken commercially reasonable steps and implemented reasonable disaster recovery and security plans and procedures to protect the information technology systems used in, material to or necessary for operation of the Company’s business as currently conducted and Company Data from unauthorized use access, or other Processing. To the Knowledge of the Company, there have been no (i) material malfunctions or unauthorized intrusions or breaches of the information technology systems used in, material to or necessary for the operation of the Company’s business or (ii) material unauthorized access to, or other processing of, Company Data.

Section 2.13. Agreements, Contracts and Commitments.

(a) Section 2.13(a) of the Company Disclosure Schedule lists the following Company Contracts in effect as of the date of this Agreement other than any Company Benefit Plans (each, a “Company Material Contract” and collectively, the “Company Material Contracts”):

(i) each Company Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business;

(ii) each Company Contract containing (A) any covenant limiting the freedom of the Company or the Surviving Entity to engage in any line of business or compete with any Person, (B) any most-favored nation or other preferred pricing arrangement in favor of a Person other than the Company or any similar term by which any Person is or could become entitled to any benefit, right or privilege that must be at least as favorable to such Person as those offered to any other Person, (C) any exclusivity provision, right of first refusal or right of first negotiation or similar covenant in favor of a Person other than the Company, or (D) any non- solicitation provision not entered into in the Ordinary Course of Business;

(iii) each Company Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of $100,000 pursuant to its express terms and not cancelable without penalty;

(iv) each Company Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity;

(v) each Company Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or creating any material Encumbrances with respect to any assets of the Company or any loans or debt obligations with officers or directors of the Company;

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(vi) each Company Contract requiring payment by or to the Company after the date of this Agreement in excess of $100,000 in the aggregate in the current calendar year or any future calendar year pursuant to its express terms relating to: (A) any distribution agreement (identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of the Company; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which the Company has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which the Company has continuing obligations to develop any Intellectual Property Rights that will not be owned, in whole or in part, by the Company; or (D) any Contract with any third party providing any services relating to the manufacture or production of any product, service or technology of the Company or any Contract to sell, distribute or commercialize any products or service of the Company;

(vii) each Company Contract with any financial advisor, broker, finder, investment banker or other similar Person providing financial advisory services to the Company in connection with the Contemplated Transactions;

(viii) each Company Real Estate Lease;

(ix) each Company Contract with any Governmental Body;

(x) each Company Out-bound License and Company In-bound License, and each Company Contract containing a covenant not to sue or otherwise enforce any Intellectual Property Rights;

(xi) each Company Contract requiring the payment of any royalty, dividend or similar arrangement based on the revenues or profits of the Company;

(xii) each Company Contract, offer letter, employment agreement, or independent contractor agreement with any employee, independent contractor or other natural person service provider that (A) is not immediately terminable at will by the Company without notice, severance or other cost or payment, except as required under applicable Law, or (B) provides for retention payments, change of control payments, severance, accelerated vesting, or any similar payment or benefit that may or will become due as a result of the Merger;

(xiii) each Company Contract with a professional employer organization or staffing agency;

(xiv) each Company Contract that is a collective bargaining agreement or similar agreement with any labor union or similar labor organization;

(xv) each Company Contract providing any option to receive a license or other right, any right of first negotiation, any right of first refusal or any similar right to any Person related to any material Company IP or material Intellectual Property Right licensed to the Company under a Company In-bound License;

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(xvi) each Company Contract entered into in settlement of any Legal Proceeding or other dispute; and

(xvii) any other Company Contract that is not terminable at will (with no penalty or payment or requirement for prior notice, except as required by applicable law) by the Company and (A) which involves payment or receipt by the Company after the date of this Agreement under any such agreement, Contract or commitment of more than $100,000 in the aggregate, or obligations after the date of this Agreement in excess of $100,000 in the aggregate, or (B) that is material to the business or operations of the Company taken as a whole.

(b) The Company has delivered or made available to Parent accurate and complete copies of all Company Material Contracts, including all amendments thereto. Neither the Company nor, to the Company’s Knowledge, as of the date of this Agreement any other party to a Company Material Contract, has breached, violated or defaulted under, or received notice that it breached, violated or defaulted under, any of the terms or conditions of any Company Material Contract in such manner as would permit any other party to cancel or terminate any such Company Material Contract, or would permit any other party to seek damages which would reasonably be expected to be material to the Company or its business. As to the Company, as of the date of this Agreement, each Company Material Contract is valid, binding, enforceable and in full force and effect, subject to the Enforceability Exceptions. No Person is renegotiating, or has a right pursuant to the terms of any Company Material Contract to change, any material amount paid or payable to the Company under any Company Material Contract or any other material term or provision of any Company Material Contract, and, to the Knowledge of the Company, no Person has indicated in writing to the Company that it desires to renegotiate, modify, not renew or cancel any Company Material Contract.

Section 2.14. Compliance; Permits; Restrictions.

(a) The Company is, and since December 31, 2018, has been, in compliance in all material respects with all applicable Laws, including the Federal Food, Drug and Cosmetic Act and regulations issued thereunder by the United States Food and Drug Administration (“FDA” and collectively, the “FDCA”), the Public Health Service Act and its implementing regulations (“PHSA”) and any other similar Law administered or promulgated by the FDA or other comparable Governmental Body responsible for regulation of the research, development, pre-clinical and clinical testing, manufacturing, storage, supply, approval, sale, marketing, distribution and importation or exportation of drug and biological products (each, a “Drug Regulatory Agency”), except for any noncompliance, either individually or in the aggregate, which would not be material to the Company. No Legal Proceeding by any Governmental Body is pending or, to the Knowledge of the Company, threatened against the Company. There is no agreement, judgment, injunction, order or decree binding upon the Company which (i) has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company, any acquisition of material property by the Company or the conduct of business by the Company as currently conducted, (ii) is reasonably likely to have an adverse effect on the Company’s ability to comply with or perform any covenant or obligation under this Agreement, or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions.

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(b) The Company holds all required Governmental Authorizations which are material to the operation of the business of the Company as currently conducted (the “Company Permits”) and required for the Company to comply in all material respects with all applicable Laws. Section 2.14(b) of the Company Disclosure Schedule identifies each Company Permit. Each such Company Permit is valid and in full force and effect, and the Company is in material compliance with the terms of the Company Permits. No Legal Proceeding is pending or, to the Knowledge of the Company, threatened in writing, which seeks to revoke, substantially limit, suspend, or materially modify any Company Permit.

(c) There are no Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company with respect to an alleged material violation by the Company of the FDCA, PHSA or any other similar Law administered or promulgated by any Drug Regulatory Agency. Neither the Company nor any of its officers and employees has been or is subject to any enforcement proceedings by the FDA or other Governmental Body and, to the Knowledge of the Company, no such proceedings have been threatened. There has not been and is not now any Form FDA-483 observation, civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, or proceeding pending or in effect against the Company or any of their respective officers and employees, and the Company has no liability for failure to comply with the FDCA, PHSA, or other similar Laws. To the Knowledge of the Company, there is no act, omission, event, or circumstance that would reasonably be expected to give rise to or form the basis for any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information or any liability (whether actual or contingent) for failure to comply with the FDCA, PHSA or other similar Laws.

(d) The Company holds all required Governmental Authorizations issuable by any Drug Regulatory Agency necessary or material to the conduct of the business of the Company as currently conducted (collectively, the “Company Regulatory Permits”) and no such Company Regulatory Permit has been (i) revoked, withdrawn, suspended, cancelled or terminated or (ii) modified in any adverse manner. There is no basis for believing that such Company Regulatory Permits will not be renewable upon expiration. The Company is in compliance in all material respects with the Company Regulatory Permits and has not received any written notice or other written communication, or to the Knowledge of the Company, any other communication from any Drug Regulatory Agency regarding (A) any material violation of or failure to comply materially with any term or requirement of any Company Regulatory Permit or (B) any revocation, withdrawal, suspension, cancellation, termination or material modification of any Company Regulatory Permit. The Company has complied in all material respects with the ICH E9 Guidance for Industry: Statistical Principles for Clinical Trials in the management of the clinical data that have been presented to the Company. To the Knowledge of the Company, there are no facts that would be reasonably likely to result in any warning, untitled or notice of violation letter or Form FDA-483 from the FDA.

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(e) All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, the Company, or in which the Company or its current products or product candidates have participated, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance in all material respects with the applicable regulations of any applicable Drug Regulatory Agency and other applicable Law, including the Good Clinical Practice (“GCP”) regulations under 21 C.F.R. Parts 50, 54, 56 and 312 and Good Laboratory Practice (“GLP”) regulations under 21 C.F.R. Part 58. No preclinical study or clinical trial conducted by or on behalf of the Company has been terminated or suspended prior to completion for safety or noncompliance reasons. Since December 31, 2018, the Company has not received any notices, correspondence, or other communications from any Drug Regulatory Agency requiring, or to the Knowledge of the Company, threatening to initiate, the termination or suspension of any clinical studies conducted by or on behalf of, or sponsored by, the Company or in which the Company or its current products or product candidates have participated.

(f) The Company is not the subject of any pending or, to the Knowledge of the Company, threatened investigation in respect of its business or products or product candidates pursuant to the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of the Company, the Company has not committed any acts, made any statement, or failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto.

(g) None of the Company or any of its officers, directors, employees or, to the Knowledge of the Company, agents has been, is, or is in anticipation of being (based on a conviction by the courts or a finding of fault by a regulatory authority): (i) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (ii) disqualified from participating in clinical trials pursuant to 21 C.F.R. § 312.70, as amended from time to time; (iii) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time to time; (iv) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as that term is defined in 42 U.S.C. § 1320a-7b(f), including under 42 U.S.C. § 1320a-7 or relevant regulations in 42 C.F.R. Part 1001; (v) assessed or threatened with assessment of civil money penalties pursuant to 42 C.F.R. Part 1003; or (vi) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s System for Award Management, or the FDA Debarment List or the FDA Disqualified/Restricted List. Neither the Company nor any of its officers, directors, employees or, to the Knowledge of the Company, agents has engaged in any activities that are prohibited, or are cause for civil penalties, or grounds for mandatory or permissive exclusion, debarment, or suspension pursuant to any of these authorities. The Company is not using, and has never used, in any capacity any Person that has ever been, or to the Knowledge of the Company, is the subject of a proceeding that could lead to the Persons becoming debarred, excluded, disqualified, restricted or suspended pursuant to any of these authorities.

(h) The Company has complied with all Laws relating to patient, medical or individual health information, including the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations promulgated thereunder, all as amended from time to time (collectively “HIPAA”), including the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the

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standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. The Company has entered into, where required, and is in compliance in all material respects with the terms of all Business Associate (as defined in HIPAA) agreements (“Business Associate Agreements”) to which the Company is a party or otherwise bound. The Company has created and maintained written policies and procedures to protect the privacy of all Protected Health Information, has provided training to all employees and agents as required under HIPAA, and has implemented security procedures, including physical, technical and administrative safeguards, to protect all personal information and Protected Health Information stored or transmitted in electronic form. The Company has not received written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Body of any allegation regarding its failure to comply with HIPAA or any other federal or state law or regulation applicable to the protection of individually identifiable health information or personally identifiable information. No successful Security Incident, Breach of Unsecured Protected Health Information, unpermitted disclosure of Personal Health Information or breach of personally identifiable information under applicable Laws has occurred with respect to information maintained or transmitted to the Company or an agent or third party subject to a Business Associate Agreement with the Company. The Company is currently submitting, receiving and handling or is capable of submitting, receiving and handling transactions in accordance with the Transactions and Code Sets Rule. All capitalized terms in this Section 2.14(h) not otherwise defined in this Agreement shall have the meanings set forth under HIPAA.

Section 2.15. Legal Proceedings; Orders.

(a) As of the date of this Agreement, there is no material pending Legal Proceeding and, to the Knowledge of the Company, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves (A) the Company, (B) any Company Associate (in his or her capacity as such) or (C) any of the material assets owned or used by the Company; or (ii) that challenges, or that would have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.

(b) Except as set forth in Section 2.15(b) of the Company Disclosure Schedule, since December 31, 2018, no Legal Proceeding has been pending against the Company that resulted in material liability to the Company.

(c) There is no order, writ, injunction, judgment or decree to which the Company, or any of the material assets owned or used by the Company, is subject. To the Knowledge of the Company, no officer or employees of the Company is subject to any order, writ, injunction, judgment or decree that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company or to any material assets owned or used by the Company.

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Section 2.16. Tax Matters.

(a) The Company has timely filed all income and other material Tax Returns that were required to be filed by or with respect to it under applicable Law. All such Tax Returns are correct and complete in all material respects and have been prepared in compliance with all applicable Law. No written claim has ever been made by any Governmental Body in any jurisdiction where the Company does not file a particular Tax Return or pay a particular Tax that the Company or such Subsidiary is subject to taxation by that jurisdiction.

(b) All income and other material amounts of Taxes due and owing by the Company on or before the date hereof (whether or not shown on any Tax Return) have been fully and timely paid. The unpaid Taxes of the Company did not, as of the date of the Company Unaudited Balance Sheet, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the face of the Company Unaudited Balance Sheet. Since the date of the Company Unaudited Balance Sheet, the Company has not incurred any material Liability for Taxes outside the Ordinary Course of Business.

(c) All Taxes that the Company is or was required by Law to withhold or collect have been duly and timely withheld or collected and timely paid to the proper Governmental Body or properly set aside in accounts for this purpose.

(d) There are no Encumbrances for material Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company.

(e) No deficiencies for a material amount of Taxes with respect to the Company have been claimed, proposed or assessed by any Governmental Body in writing. There are no pending or ongoing and, to the Knowledge of the Company, no threatened audits, assessments or other actions for or relating to any liability in respect of a material amount of Taxes of the Company. The Company nor any of its predecessors has waived any statute of limitations or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency.

(f) The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(g) The Company is not a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or similar agreement or arrangement, other than customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes.

(h) Neither the Company, nor Parent as a result of the Merger, will be required to include any item of income in, or exclude any item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes by the Company for a Tax period ending on or prior to the Closing Date; (ii) use of an improper method of accounting by the Company for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) executed by the Company on

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or prior to the Closing Date; (iv) intercompany transaction by, or excess loss account of, the Company prior to the Closing, as described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or non-U.S. Law); (v) installment sale or open transaction disposition made by the Company on or prior to the Closing Date; or (vi) prepaid amount, advance payment or deferred revenue received or accrued by the Company on or prior to the Closing Date.

(i) The Company has never been (i) a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company), (ii) a party to any joint venture, partnership, or other arrangement that is treated as a partnership for U.S. federal income Tax purposes and (iii) a United States shareholder within the meaning of Section 951(b) of the Code with respect to any Person. The Company has no Liability for any material Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law), as a transferee or successor, by Contract (other than a Contract entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes) or otherwise by operation of Law. The Company does not own any equity interest in a Person that is, or at any time when the Company owned such interest was, treated as a passive foreign investment company within the meaning of Section 1297(a) of the Code.

(j) The Company has never distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provisions of state, local or non-U.S. Law).

(k) The Company has never had a permanent establishment (within the meaning of an applicable Tax treaty) or an office or fixed place of business in a country other than the country in which it is organized.

(l) The Company has not participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” within the meaning of Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2).

(m) The Company has for U.S. federal income tax purposes at all times since its formation been classified as a C corporation within the meaning of Section 1361(a)(2) of the Code.

(n) The Company has never received, and has not applied for and not yet received, any ruling or determination in respect of Taxes from any Governmental Body regarding any past or prospective transaction.

For purposes of this Section 2.16, each reference to the Company shall be deemed to include any Person that was liquidated into, merged with, or is otherwise a predecessor to, the Company.

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Section 2.17. Employee and Labor Matters; Benefit Plans.

(a) Section 2.17(a) of the Company Disclosure Schedule is a list of all material Company Benefit Plans, other than at-will employment offer letters on the Company’s standard form, in which case only representative standard forms of such letters shall be scheduled. “Company Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA and (ii) other pension, retirement, deferred compensation, excess benefit, profit-sharing, bonus, incentive, equity or equity-based, phantom equity, employment, consulting, severance, change-of-control, retention, health, life, disability, group insurance, paid time off, holiday, welfare and fringe benefit plan, program, Contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded, subject or not subject to ERISA and including any that have been frozen), in each case, sponsored, maintained, administered, contributed to, or required to be contributed to, by the Company for the benefit of any current or former employee, director, officer or independent contractor of the Company (or beneficiary thereof) or under which the Company has any actual or contingent liability (including by reason of having a Company ERISA Affiliate).

(b) As applicable with respect to each material Company Benefit Plan, the Company has made available to Parent, true and complete copies of (i) the written plan document, including all amendments thereto, and in the case of an unwritten Company Benefit Plan, a written description thereof, (ii) all current trust documents, insurance Contracts or other funding arrangements relating thereto, (iii) the current summary plan description and each summary of material modifications thereto, (iv) the most recently filed annual reports with any Governmental Body (e.g., Form 5500 and all schedules thereto), (v) the most recent IRS determination, opinion or advisory letter, and (vi) all material communications with the IRS or Department of Labor or other Governmental Body made or received since December 31, 2020.

(c) Each Company Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and the applicable provisions of ERISA, the Code and all other Laws.

(d) The Company Benefit Plans which are “employee pension benefit plans” within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code have received determination or opinion letters from the IRS on which they may currently rely to the effect that such plans are qualified under Section 401(a) of the Code and the related trusts are exempt from federal income Taxes under Section 501(a) of the Code, respectively, and to the Knowledge of the Company, no event has occurred that would reasonably be expected to adversely affect the qualification of such Company Benefit Plan or the tax exempt status of the related trust.

(e) Neither the Company nor any Company ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent liability with respect to, or during the six (6)-year period prior to the date hereof has maintained, contributed to, or incurred any actual or contingent liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

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(f) Since December 31, 2020, the Company has not received written notice of and, to the Knowledge of the Company, there are no audits or investigations by any Governmental Body with respect to, or other proceedings against or involving any Company Benefit Plans or asserting rights or claims to benefits under any Company Benefit Plan (except for routine individual claims for benefits payable in the normal operation of the Company Benefit Plans). All contributions and premium payments required to have been made under any of the Company Benefit Plans or by applicable Law (without regard to any waivers granted under Section 412 of the Code), have been timely made, and all contributions and premium payments under any of the Company Benefit Plans that are not yet due as of the date hereof have been accrued in accordance with any applicable accounting requirements.

(g) None of the Company or, to the Knowledge of the Company, any Company ERISA Affiliate, fiduciary, trustee or administrator of any Company Benefit Plan, has engaged in, or in connection with the Contemplated Transactions will engage in, any transaction with respect to any Company Benefit Plan which would subject any such Company Benefit Plan, the Company, or Parent to a material Tax, material penalty or material liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.

(h) No Company Benefit Plan provides death, medical, dental, vision, life insurance or other welfare benefits beyond termination of service or retirement other than coverage mandated by Law (or pursuant to the written terms of an employment agreement as set forth in Section 2.17(h) of the Company Disclosure Schedule) and, to the Knowledge of the Company, the Company has not made a written representation promising the same.

(i) Except as set forth in Section 2.17(i) of the Company Disclosure Schedule, neither the execution of this Agreement, nor the performance of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including a termination of employment), will: (i) result in any payment becoming due to any current or former employee, director, officer, or independent contractor of the Company thereof, pursuant to any Company Benefit Plan or otherwise, (ii) increase any amount of compensation or benefits otherwise payable under any Company Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Company Benefit Plan, (iv) require any contribution or payment to fund any obligation under any Company Benefit Plan or (v) limit the right to merge, amend or terminate any Company Benefit Plan.

(j) Except as set forth in Section 2.17(j) of the Company Disclosure Schedule, neither the execution of this Agreement, nor the consummation of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including a termination of employment) will result in the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to the Company of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Code Section 280G), determined without regard to the application of Code Section 280G(b)(5).

(k) No current or former employee, officer, director or independent contractor of the Company has any “gross up” agreements with the Company or other assurance of reimbursement by the Company for any Taxes imposed under Code Section 409A or Code Section 4999.

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(l) The Company does not maintain any Company Benefit Plan for the benefit of any service providers located outside of the United States.

(m) The Company has provided to Parent a true and correct list, as of the date of this Agreement, containing the names of all current full-time, part-time or temporary employees (and indication as such), and, as applicable: (i) annualized base salary or hourly wage rate (as applicable); (ii) annual target incentive or bonus compensation for the current fiscal year; (iii) date of hire; (iv) position or title; (v) visa status, if applicable; (vi) a designation of whether they are classified as exempt or non-exempt for purposes of the Fair Labor Standards Act, as amended (“FLSA”) and any similar state law; (vii) whether such an employee is on leave and, if so, the expected return date.

(n) [Reserved].

(o) The Company is not and has never been a party to, bound by, or has a duty to bargain under, any collective bargaining agreement or other Contract with a labor union or similar labor organization representing any of its employees, and there is no labor union or similar labor organization representing or, to the Knowledge of the Company, purporting to represent or seeking to represent any employees of the Company, including through the filing of a petition for representation election. There is not and has not been in the past five years, nor, to the Knowledge of the Company, is there any threat of, any strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, or any similar activity or dispute or any union organizing activity, affecting the Company. There is no unfair labor practice charge pending or, to the Knowledge of the Company, threatened which if determined adversely to the Company has had or would be reasonably expected to result in material liability to the Company.

(p) The Company is, and since December 31, 2020, has been, in material compliance with all applicable Laws respecting labor, employment, employment practices, and terms and conditions of employment, including worker classification, discrimination, harassment and retaliation, equal employment opportunities, fair employment practices, meal and rest periods, immigration, employee safety and health, payment of wages (including overtime wages), unemployment and workers’ compensation, leaves of absence, and hours of work. Except as would not be reasonably likely to result in a material liability to the Company, the Company, since December 31, 2020, has withheld and reported all amounts required by Law to be withheld and reported with respect to wages, salaries and other payments, benefits, or compensation to employees. There is no material Legal Proceeding pending or, to the Knowledge of the Company, threatened or reasonably anticipated against the Company relating to any current or former employee, applicant for employment, or consultant of the Company.

(q) Within the preceding two years, the Company has complied in all material respects with the WARN Act.

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(r) Since December 31, 2020, (i) no allegations of workplace sexual harassment, discrimination or other misconduct have been made in writing, initiated or filed or, to the Knowledge of the Company, threatened against the Company or, to the Knowledge of the Company, any of their respective employees in their capacities as such, (ii) to the Knowledge of the Company, no incidents of any such workplace sexual harassment, discrimination or other misconduct have occurred, and (iii) the Company has not entered into any settlement agreement related to allegations of sexual harassment, discrimination or other misconduct by any of its employees, directors, officers or independent contractors, in each case described in clause (i).

Section 2.18. Environmental Matters. The Company is and since December 31, 2018 has complied with all applicable Environmental Laws, which compliance includes the possession by the Company of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except for any failure to be in such compliance that, either individually or in the aggregate, would not reasonably be expected to be material to the Company or its business. The Company has not received since December 31, 2018 any written notice or other communication (in writing or otherwise), whether from a Governmental Body or other Person, that alleges that the Company is not in compliance with or has liability pursuant to any Environmental Law and, to the Knowledge of the Company, there are no circumstances that would reasonably be expected to prevent or interfere with the Company’s compliance in any material respects with any Environmental Law, except where such failure to comply would not reasonably be expected to be material to the Company or its business. No current or (during the time a prior property was leased or controlled by the Company) prior property leased or controlled by the Company has had a release of or exposure to Hazardous Materials in material violation of or as would reasonably be expected to result in any material liability of the Company pursuant to Environmental Law. No consent, approval or Governmental Authorization of or registration or filing with any Governmental Body is required by Environmental Laws in connection with the execution and delivery of this Agreement or consummation of the Contemplated Transactions by the Company. Prior to the date hereof, the Company has provided or otherwise made available to Parent true and correct copies of all material environmental reports, assessments, studies and audits in the possession or control of the Company with respect to any property leased or controlled by the Company or any business operated by it.

Section 2.19. Insurance. The Company has delivered or made available to Parent accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of the Company. Each of such insurance policies is in full force and effect and the Company is in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since December 31, 2020, the Company has not received any notice or other communication regarding any actual or possible: (a) cancellation or invalidation of any insurance policy; or (b) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. The Company has provided timely written notice to the appropriate insurance carrier(s) of each material Legal Proceeding that is currently pending against the Company for which the Company has insurance coverage, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or informed the Company of its intent to do so.

Section 2.20. No Financial Advisors. Except as set forth in Section 2.20 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of the Company.

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Section 2.21. Transactions with Affiliates.

(a) Section 2.21(a) of the Company Disclosure Schedule describes any material transactions or relationships, since December 31, 2020, between, on one hand, the Company and, on the other hand, any (i) officer or director of the Company or, to the Knowledge of the Company, any of such officer’s or director’s immediate family members, (ii) owner of more than 5% of the voting power of the outstanding Company Capital Stock or (iii) to the Knowledge of the Company, any “related person” (within the meaning of Item 404 of Regulation S-K under the Securities Act) of any such officer, director or owner (other than the Company) in the case of each of (i), (ii) or (iii) that is of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

(b) Section 2.21(b) of the Company Disclosure Schedule lists each stockholders agreement, voting agreement, registration rights agreement, co-sale agreement or other similar Contract between the Company and any holders of Company Capital Stock, including any such Contract granting any Person investor rights, rights of first refusal, rights of first offer, registration rights, director designation rights or similar rights (collectively, the “Investor Agreements”).

Section 2.22. Anti-Bribery. None of the Company nor any of its directors, officers, employees or, to the Company’s Knowledge, agents or any other Person acting on their behalf (in each in their respective capacities as such) has directly or indirectly made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, or taken any other action, in violation of the Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 or any other anti-bribery or anti-corruption Law (collectively, the “Anti-Bribery Laws”). The Company is not, nor has ever been, the subject of any investigation or inquiry by any Governmental Body with respect to potential violations of Anti-Bribery Laws.

Section 2.23. Accredited Investors. Each holder of any Company Capital Stock as of immediately prior to the First Effective time is an accredited investor, as that term is defined in Regulation D promulgated by the SEC.

Section 2.24. Disclaimer of Other Representations or Warranties.

(a) Except for the representations and warranties expressly set forth in this Article II or in any certificate delivered by the Company to Parent or Merger Subs pursuant to this Agreement, neither Company, any of its Affiliates or Representatives, nor any other Person makes any representation or warranty, express or implied, at law or in equity, with respect to the Company or any of the Company’s assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

(b) The Company acknowledges and agrees that, except for the representations and warranties of Parent and Merger Subs set forth in Article III or in any certificate delivered by Parent or Merger Subs to the Company pursuant to this Agreement, neither

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the Company nor any of its Affiliates or Representatives is relying on any other representation or warranty of Parent, Merger Subs, any of their Affiliates or Representatives or any other Person made outside of Article III or such certificate, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

OF PARENT AND MERGER SUBS

Subject to Section 8.13(h) (except (a) as set forth in the disclosure schedule delivered by Parent to the Company concurrently with the execution of this Agreement (the “Parent Disclosure Schedule”) or (b) as disclosed in any registration statements, proxy statements, Certifications and other statements, reports, schedules, forms and other documents filed by the Company with or furnished to the SEC after December 31, 2020 and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system (without giving effect to any amendment to any such filing filed on or after the date hereof and excluding forward-looking disclosure), it being understood that any matter disclosed in such Parent SEC Documents (x) shall not be deemed disclosed for purposes of Section 3.1, Section 3.3, Section 3.4, Section 3.5 and Section 3.7, and (y) shall be deemed to be disclosed with respect to a representation or warranty only to the extent that it is readily apparent from a reading of such disclosure that such matter is applicable to such representation or warranty), Parent and Merger Subs represent and warrant to the Company as of the date hereof (or in the case of representations and warranties that speak of a specified date, as of such specified date) as follows:

Section 3.1. Due Organization; Subsidiaries. Each of Parent and First Merger Sub is a corporation and Second Merger Sub is a limited liability company duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, and has all necessary corporate or similar power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used. Since their respective date of incorporation, no Merger Sub has engaged in any activities other than activities incident to its formation or in connection with or as contemplated by this Agreement.

(b) Parent is duly licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Parent Material Adverse Effect.

(c) Parent has no Subsidiaries, except for the Entities set forth in Section 3.1(c) of the Parent Disclosure Schedule; and neither Parent nor any of the Entities identified in Section 3.1(c) of the Parent Disclosure Schedule owns any capital stock of, or any equity, ownership or profit-sharing interest of any nature in, or controls directly or indirectly, any other Entity other than the Entities identified in Section 3.1(c) of the Parent Disclosure Schedule. Each of Parent’s Subsidiaries is a corporation or other legal entity duly organized, validly existing and,

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if applicable, in good standing under the Laws of the jurisdiction of its organization and has all necessary corporate or similar power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used.

(d) Neither Parent nor any of its Subsidiaries is or has otherwise been, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business Entity. Neither Parent nor any of its Subsidiaries has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. Neither Parent nor any of its Subsidiaries has, at any time, been a general partner of, or has otherwise been liable for, any of the debts or other obligations of, any general partnership, limited partnership or other Entity.

Section 3.2. Organizational Documents. Parent has made available to the Company accurate and complete copies of the Organizational Documents or Parent and each of its Subsidiaries in effect as of the date of this Agreement. Neither Parent nor any of its Subsidiaries is in breach or violation of its respective Organizational Documents.

Section 3.3. Authority; Binding Nature of Agreement.

(a) Parent and each of its Subsidiaries (including the Merger Subs) have all necessary corporate or similar power and authority to enter into and to perform its obligations under this Agreement and, subject, with respect to Parent, to receipt of the Required Parent Stockholder Vote and, with respect to Merger Subs, the adoption of this Agreement by Parent in its capacity as sole stockholder or sole member of Merger Subs, to perform its obligations hereunder and to consummate the Contemplated Transactions. Each of the Parent Board Approval, the First Merger Sub Board Approval and the Second Merger Sub Sole Member Approval has been duly obtained and constitutes all of the necessary action or authorization on the part of the Parent Board, the First Merger Sub Board, and the sole member of the Second Merger Sub, respectively, for the authorization, execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions by Parent and Merger Subs.

(b) This Agreement has been duly executed and delivered by Parent and Merger Subs, and, assuming the due authorization, execution and delivery by the Company, constitutes the legal, valid and binding obligation of Parent and Merger Subs, enforceable against each of Parent and Merger Subs in accordance with its terms, subject to the Enforceability Exceptions.

Section 3.4. Vote Required. The approval of holders of Parent Common Stock is not required in order to approve this Agreement or, except with respect to Parent Stockholder Matters, the Contemplated Transactions. The only votes of the holders of any class or series of Parent’s capital stock necessary to approve the Parent Stockholder Matters (the “Required Parent Stockholder Vote”) are the following: (a) affirmative vote of a majority of the votes cast at the Parent Stockholders’ Meeting by the holders of Parent Common Stock (other than, for purposes of approval under the rules of Nasdaq, Parent Common Stock Payment Shares to be issued pursuant to this Agreement) to approve the Preferred Stock Conversion Proposal; and (b) with respect to the Share Increase Proposal, the affirmative vote by (i) holders of a majority of

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outstanding shares of Parent Common Stock entitled to vote at the Parent Stockholders’ Meeting, if the Share Increase Proposal shall require any increase to the authorized number of shares of Parent Common Stock or (ii) a number of votes cast at the Parent Stockholders’ Meeting by the holders of Parent Common Stock that exceeds the number of votes so cast against the Share Increase Proposal.

Section 3.5. Non-Contravention; Consents. Subject to obtaining the Required Parent Stockholder Vote, the filing of the Certificates of Merger required by the DGCL and the DLLCA and the filing of the Certificate of Designation, neither (x) the execution, delivery or performance of this Agreement by Parent or Merger Subs, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

(a) contravene, conflict with or result in a violation of any of the provisions of the Organizational Documents of Parent or Merger Subs;

(b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any order, writ, injunction, judgment or decree to which Parent or its Subsidiaries, or any of the assets owned or used by Parent or its Subsidiaries, is subject, except as would not reasonably be expected to be material to Parent and its Subsidiaries or their businesses, taken as a whole;

(c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Parent, except as would not reasonably be expected to be material to Parent and its Subsidiaries or their businesses, taken as a whole;

(d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Parent Material Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Parent Material Contract; (ii) any material payment, rebate, chargeback, penalty or change in delivery schedule under any Parent Material Contract; (iii) accelerate the maturity or performance of any Parent Material Contract; or (iv) cancel, terminate or modify any term of any Parent Material Contract, except in the case of any non-material breach, default, penalty or modification; or

(e) result in the imposition or creation of any Encumbrance (except for Permitted Encumbrances) upon or with respect to any asset owned or used by Parent.

Except for (i) any Consent set forth in Section 3.5 of the Parent Disclosure Schedule under any Parent Contract, (ii) the Required Parent Stockholder Vote, (iii) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and the DLLCA, (iv) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware pursuant to the DGCL and (v) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities Laws, neither Parent nor any of its Subsidiaries is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the

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execution, delivery or performance of this Agreement, or (B) the consummation of the Contemplated Transactions. No other state takeover statute or similar Law applies or purports to apply to the Merger, this Agreement or any of the Contemplated Transactions. The Parent Board and the First Merger Sub Board and the Second Merger Sub Board have taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL (or analogous provisions) are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Lock-Up Agreements and to the consummation of the Contemplated Transactions.

Section 3.6. Capitalization.

(a) The authorized capital stock of Parent as of the date of this Agreement consists of 350,000,000 shares of Parent Common Stock, par value $0.0001 per share, of which 155,204,182 shares have been issued and are outstanding as of the close of business on the Reference Date and 10,000,000 shares of preferred stock of Parent, par value $0.0001 per share, of which no shares have been issued and are outstanding as of the date of this Agreement. Parent does not hold any shares of its capital stock in its treasury.

(b) All of the outstanding shares of Parent Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. None of the outstanding shares of Parent Common Stock are entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Parent Common Stock is subject to any right of first refusal in favor of Parent. Except as contemplated herein, there is no Parent Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Parent Common Stock. Parent is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock or other securities.

(c) Except for the Parent Stock Plans, Parent does not have any stock option plan or any other plan, program, agreement or arrangement providing for any equity-based compensation for any Person. As of the close of business on the Reference Date, (i) Parent has reserved 20,784,463 shares of Parent Common Stock for issuance under the Parent Stock Plans (other than the Parent ESPP), of which 1,677,632 shares were subject to settlement of outstanding Parent RSUs and 19,106,831 shares were subject to outstanding Parent Stock Options; and (ii) 4,982,098 shares have been reserved and available for purchase under the Parent ESPP. Section 3.6(c) of the Parent Disclosure Schedule sets forth the following information with respect to each Parent Stock Option and Parent RSU outstanding as of the Reference Date: (i) the name of the holder; (ii) the number of shares of Parent Common Stock subject to such Parent Stock Option or Parent RSU at the time of grant; (iii) the number of shares of Parent Common Stock subject to such Parent Stock Option or Parent RSU as of the close of business on the Reference Date; (iv) the exercise price of such Parent Stock Option; (v) the date on which such Parent Stock Option or Parent RSU was granted; (vi) the number of vested and unvested shares as of the close of business on the Reference Date; and (vii) whether such Parent Stock Option is intended to constitute an “incentive stock option” (as defined in the Code) or a non-qualified stock option. Parent has made available to the Company accurate and complete copies of the Parent Stock Plans and the form of the stock option agreements and restricted stock unit agreements evidencing outstanding Parent Stock Options and Parent RSUs granted thereunder.

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(d) Except for the Parent Stock Options, the Parent RSUs and the Parent ESPP Purchase Rights granted pursuant to the Parent Stock Plans, and as otherwise set forth in Section 3.6(d) of the Parent Disclosure Schedule, there is no (i) outstanding (A) shares of capital stock or other voting securities of Parent, (B) securities of Parent convertible into or exchangeable for shares of capital stock or voting securities of Parent or (C) options or other rights to acquire from Parent, or any obligation of Parent to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Parent (collectively, “Parent Securities”); (ii) outstanding obligations of Parent to repurchase, redeem or otherwise acquire any Parent Securities; and (iii) other options, calls, warrants or other rights relating to Parent Securities to which Parent is a party; except for Parent’s obligations to acquire shares of Parent Common Stock tendered by directors, officers, employees or former employees (A) in connection with a cashless exercise of Parent Stock Options or (B) in order to pay Taxes in connection with the exercise, settlement or vesting of Parent Equity Awards.

(e) All outstanding shares of Parent Common Stock, Parent Stock Options, Parent RSUs, Parent Warrants and other securities of Parent have been issued and granted in material compliance with (i) the Organizational Documents of Parent in effect as of the relevant time and all applicable securities Laws and other applicable Law, and (ii) all requirements set forth in applicable Contracts.

(f) All distributions, dividends, repurchases and redemptions of Parent Common Stock or other equity interests of Parent were undertaken in material compliance with (i) the Organizational Documents of Parent in effect as of the relevant time and all applicable securities Laws and other applicable Laws, and (ii) all requirements set forth in applicable Contracts.

Section 3.7. SEC Filings; Financial Statements.

(a) Parent has delivered or made available to the Company accurate and complete copies of all registration statements, proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed by Parent with the SEC since December 31, 2020 (the “Parent SEC Documents”), other than such documents that can be obtained on the SEC’s website at www.sec.gov. Since December 31, 2020, all material statements, reports, schedules, forms and other documents required to have been filed by Parent or its officers with the SEC have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and, as of the time they were filed, or if amended or superseded by a filing prior to the date of this Agreement, on the date of the last such amendment or superseding filing prior to the date of this Agreement, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The certifications and statements required by (i) Rule 13a-14 under the Exchange Act and (ii) 18 U.S.C. §1350 (Section

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906 of the Sarbanes-Oxley Act) relating to the Parent SEC Documents (collectively, the “Certifications”) are accurate and complete and comply as to form and content with all applicable Laws, and no current or former executive officer of Parent has failed to make the Certifications required of him or her. Parent has made available to the Company true and complete copies of all correspondence, other than transmittal correspondence or general communications by the SEC not specifically addressed to Parent, between the SEC, on the one hand, and Parent, on the other hand, since December 31, 2020, including all SEC comment letters and responses to such comment letters and responses to such comment letters by or on behalf of Parent, except for such correspondence, comment letters and responses to such comment letters that are publicly accessible through EDGAR. As of the date of this Agreement, there are no outstanding unresolved comments in comment letters received from the SEC or Nasdaq with respect to Parent SEC Documents. To the Knowledge of Parent, none of the Parent SEC Documents is the subject of ongoing SEC review and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, including with regards to any accounting practices of Parent. As used in this Section 3.7, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is filed, furnished, supplied or otherwise made available to the SEC.

(b) The financial statements (including any related notes) contained or incorporated by reference in the Parent SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, except as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present, in all material respects, the financial position of Parent and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of Parent for the periods covered thereby. Other than as expressly disclosed in the Parent SEC Documents filed prior to the date hereof, there has been no material change in Parent’s accounting methods or principles that would be required to be disclosed in Parent’s financial statements in accordance with GAAP.

(c) Parent’s independent registered public accounting firm has at all times since the date of enactment of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) to the Knowledge of Parent, “independent” with respect to Parent within the meaning of Regulation S-X under the Exchange Act; and (iii) to the Knowledge of Parent, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

(d) Since December 31, 2020, Parent has not received any comment letter from the SEC or the staff thereof or any correspondence from officials of Nasdaq or the staff thereof relating to the delisting or maintenance of listing of Parent Common Stock on Nasdaq. As of the date of this Agreement, Parent has timely responded to all comment letters of the staff of the SEC relating to the Parent SEC Documents, and the SEC has not advised Parent that any final responses are inadequate, insufficient or otherwise non-responsive. Parent has made available to the Company true, correct and complete copies or all comment letters, written inquiries and

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enforcement correspondences between the SEC, on the one hand, and Parent, on the other hand, occurring since December 31, 2020 and will, reasonably promptly following the receipt thereof, make available to the Company any such correspondence sent or received after the date of this Agreement, except to the extent such comment letters and other documents are publicly accessible through EDGAR. To the Knowledge of Parent, as of the date of this Agreement, none of the Parent SEC Documents is the subject of an ongoing SEC report or outstanding SEC comment.

(e) Since December 31, 2020, there have been no formal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, principal accounting officer or general counsel of Parent, the Parent Board or any committee thereof, other than ordinary course audits or reviews of accounting policies and practices or internal controls required by the Sarbanes-Oxley Act.

(f) Parent is and since its first date of listing on Nasdaq, has been, in compliance in all material respects with the applicable current listing and governance rules and regulations of Nasdaq.

(g) Parent maintains, and at all times since December 31, 2020, has maintained, a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) that receipts and expenditures are made only in accordance with authorizations of management and the Parent Board, (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Parent’s assets that could have a material effect on Parent’s financial statements and (iv) that Parent maintains records in reasonable detail which accurately and fairly reflect the transactions and dispositions of the assets of Parent and any of its Subsidiaries. Parent has evaluated the effectiveness of Parent’s internal control over financial reporting as of December 31, 2020, and, to the extent required by applicable Law, presented in any applicable Parent SEC Document that is a report on Form 10-K or Form 10-Q (or any amendment thereto) its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. Parent has disclosed, based on its most recent evaluation of internal control over financial reporting, to Parent’s auditors and audit committee (and has described in Section 3.7(g) of the Parent Disclosure Schedule) (A) all material weaknesses and all significant deficiencies, if any, in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves Parent, any of its Subsidiaries, Parent’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Parent and its Subsidiaries or (C) any claim or allegation regarding any of the foregoing. Parent has not identified, based on its most recent evaluation of internal control over financial reporting, any significant deficiencies or material weaknesses in the design or operation of Parent’s internal control over financial reporting.

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(h) Parent maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that are reasonably designed to ensure that information required to be disclosed by Parent in the periodic reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the required time periods, and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the Certifications.

(i) Section 3.7(i) of the Parent Disclosure Schedule sets forth an accurate statement of Parent’s cash and cash equivalents as of the close of business on the Business Day preceding the date of this Agreement, and there has been no material change in the balances stated in such statement through the date of this Agreement. The statement set forth in Section 3.7(i) of the Parent Disclosure Schedule (i) has been prepared by Parent in good faith, (ii) is based on assumptions that Parent considers to be reasonable, and (iii) fairly reflects Parent’s reasonably anticipated cash usage as of the date of such statement.

(j) Parent has not been and is not currently a “shell company” as defined under Section 12b-2 of the Exchange Act.

Section 3.8. Absence of Changes. Except as set forth in Section 3.8 of the Parent Disclosure Schedule, after the date of the Parent Balance Sheet, Parent and its Subsidiaries have conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the Contemplated Transactions) and there has not been any (x) Parent Material Adverse Effect and (y) neither Parent nor any of its Subsidiaries has done any of the following:

(a) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock or repurchased, redeemed or otherwise reacquired any shares of its capital stock or other securities (except in connection with the payment of the exercise price and/or withholding Taxes incurred upon the exercise, settlement or vesting of any award granted under the Parent Stock Plans);

(b) sold, issued, granted, pledged or otherwise disposed of or encumbered or authorized any of the foregoing with respect to: (A) any capital stock or other security of Parent (except for Parent Common Stock issued upon the valid exercise of outstanding Parent Stock Options or Parent ESPP Purchase Rights or upon the settlement of Parent RSUs); (B) any option, warrant or right to acquire any capital stock or any other security, other than option and restricted stock unit grants to employees or directors in the Ordinary Course of Business or Parent ESPP Purchase Rights; or (C) any instrument convertible into or exchangeable for any capital stock or other security of Parent;

(c) except as required to give effect to anything in contemplation of the Closing, amended any of its Organizational Documents, or effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

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(d) formed any Subsidiary or acquired any equity interest or other interest in any other Entity or entered into a joint venture with any other Entity;

(e) (A) lent money to any Person (except for the advance of reasonable business expenses to employees, directors and consultants in the Ordinary Course of Business), (B) incurred or guaranteed any indebtedness for borrowed money, or (C) guaranteed any debt securities of others;

(f) other than as required by applicable Law or the terms of any Parent Benefit Plan as in effect on the date of this Agreement and other than pursuant to a Parent Stock Plan or any Parent Equity Awards: (A) adopted, terminated, established or entered into any Parent Benefit Plan; (B) caused any Parent Benefit Plan to be amended in any material respect; (C) paid any material bonus or similar payment to, or, other than in the Ordinary Course of Business, increased the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees; (D) increased the severance or change-of-control benefits of any current, former or new employees, directors or consultants or (E) hired, terminated or gave notice of termination to any officer or employee;

(g) entered into any collective bargaining agreement or similar agreement with any labor union, or similar labor organization;

(h) entered into any material transaction other than (A) in the Ordinary Course of Business or (B) in connection with the Contemplated Transactions;

(i) acquired any material asset or sold, leased or otherwise irrevocably disposed of any of its assets or properties, or granted any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;

(j) sold, assigned, transferred, licensed, sublicensed or otherwise disposed of any material Parent IP (other than pursuant to non-exclusive licenses in the Ordinary Course of Business);

(k) made, changed or revoked any material Tax election, failed to pay any income or other material Tax as such Tax becomes due and payable, filed any amendment making any material change to any Tax Return, settled or compromised any income or other material Tax liability, entered into any Tax allocation, sharing, indemnification or other similar agreement or arrangement (including any “closing agreement” described in Section 7121 of the Code (or any similar Law) with any Governmental Body, but excluding customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes), requested or consented to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material Taxes (other than pursuant to an extension of time to file any Tax Return granted in the Ordinary Course of Business of not more than six months), or adopted or changed any material Tax accounting method;

(l) other than as required by Law or GAAP, taken any action to change accounting policies or procedures;

(m) initiated or settled any Legal Proceeding; or

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(n) agreed, resolved or committed to do any of the foregoing.

Section 3.9. Absence of Undisclosed Liabilities. As of the date hereof, neither Parent nor any of its Subsidiaries has any Liability, individually or in the aggregate, of a type required to be recorded or reflected on a balance sheet or disclosed in the footnotes thereto under GAAP except for: (a) Liabilities disclosed, reflected or reserved against in the Parent Balance Sheet; (b) Liabilities that have been incurred by Parent or its Subsidiaries since the date of the Parent Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance of obligations of Parent or any of its Subsidiaries under Parent Contracts in the Ordinary Course of Business; (d) Liabilities incurred in connection with the Contemplated Transactions; (e) Liabilities which would not, individually or in the aggregate, reasonably be expected to be material to the Parent; and (f) Liabilities described in Section 3.9 of the Parent Disclosure Schedule.

Section 3.10. Title to Assets. Each of Parent and its Subsidiaries owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or tangible assets and equipment used or held for use in its business or operations or purported to be owned by it that is material to Parent and its Subsidiaries or their businesses, taken as a whole, including: (a) all tangible assets reflected on the Parent Balance Sheet; and (b) all other tangible assets reflected in the books and records of Parent or any of its Subsidiaries as being owned by Parent or such Subsidiary. All of such assets are owned or, in the case of leased assets, leased by Parent or its Subsidiaries free and clear of any Encumbrances, other than Permitted Encumbrances.

Section 3.11. Real Property; Leasehold. Neither Parent nor any of its Subsidiaries own or ever have owned any real property. Parent has made available to the Company (a) an accurate and complete list of all real properties with respect to which Parent directly or indirectly holds a valid leasehold interest as well as any other real estate that is in the possession of, or occupied or leased by, Parent or any of its Subsidiaries, and (b) copies of all leases under which any such real property is possessed, occupied or leased (the “Parent Real Estate Leases”), each of which is in full force and effect, with no existing material default thereunder by Parent or any of its Subsidiaries, or to the Knowledge of Parent, any other party thereto. Parent’s possession, occupancy, lease, use and/or operation of each such leased property conforms to all applicable Laws in all material respects, and Parent has exclusive possession of each such leased property and leasehold interest and has not granted any occupancy rights to tenants or licensees with respect to such leased property or leasehold interest. In addition, each such leased property and leasehold interest is free and clear of all Encumbrances other than Permitted Encumbrances. Parent has not received any written notice from its landlords or any Governmental Body that: (i) relates to material violations of building, zoning, safety or fire ordinances or regulations; (ii) claims any defect or deficiency with respect to any of such properties; or (iii) requests the performance of any material repairs, alterations or other work to such properties.

Section 3.12. Intellectual Property; Privacy.

(a) Section 3.12(a) of the Parent Disclosure Schedule identifies a true and complete list of each item of Registered IP owned in whole or in part by Parent or its Subsidiaries, including, with respect to each application and registration, as applicable: (i) the name of the applicant/registrant, (ii) the jurisdiction of application or registration, and (iii) the

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application, publication or registration number, and date of filing, publication, or issuance, and (iv) any Person that has an ownership interest in such item of Registered IP and the nature of such ownership interest. To the Knowledge of Parent, each of the patents and patent applications included in Section 3.12(a) of the Parent Disclosure Schedule properly identifies by name each and every inventor of the inventions claimed therein as determined in accordance with applicable Laws of the jurisdiction in which such patent is issued or such application for patent is pending. As of the date of this Agreement, no cancellation, interference, opposition, reissue, reexamination, inter partes review, post grant review, derivation, or other proceeding of any nature (other than office actions or similar communications issued by any Governmental Body in the ordinary course of prosecution of any pending applications for registration) is pending or, to the Knowledge of Parent, threatened in writing, in which the scope, validity, enforceability or ownership of any Parent IP is being or has been contested or challenged. To the Knowledge of Parent, each item of Parent IP is valid and enforceable, and with respect to Parent’s material Registered IP, subsisting.

(b) Except as set forth in Section 3.12(b) of the Parent Disclosure Schedule, there are no actions that must be taken within ninety (90) days of the Closing, the failure of which will result in the abandonment, lapse or cancellation of any of the material Registered IP owned in whole or in part by Parent or its Subsidiaries. Parent is not aware of any event or circumstances, which would set a United States patent bar date within ninety (90) days of the Closing with respect to any invention disclosure that the Company is currently evaluating or has determined to file a patent application thereof. A United States patent bar date is any date by which Parent must file a patent application in order to preserve Parent’s right and ability to seek patent protection for an invention in the United States.

(c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent or its Subsidiaries exclusively owns, is the sole assignee of, or has exclusively licensed all material Parent IP, free and clear of all Encumbrances other than Permitted Encumbrances. The Parent IP, together with the Intellectual Property Rights licensed to Parent or its Subsidiaries pursuant to a valid, enforceable written agreement, constitute all Intellectual Property Rights used in, material to or, to the Knowledge of Parent, otherwise necessary for the operation of Parent’s and any of its Subsidiaries’ business as currently conducted. Each Parent Associate involved in the creation or development of any material Parent IP, pursuant to such Parent Associate’s activities on behalf of Parent or any of its Subsidiaries, has signed a valid and enforceable written agreement containing an assignment of such Parent Associate’s rights in such Parent IP to Parent or its Subsidiaries. Each Parent Associate who has or has had access to Parent’s or any of its Subsidiaries’ trade secrets or confidential information has signed a valid and enforceable written agreement containing confidentiality provisions protecting the Parent IP, trade secrets and confidential information. Parent has taken commercially reasonable steps to protect and preserve the confidentiality of its trade secrets and confidential information.

(d) To the Knowledge of Parent, no funding, facilities or personnel of any Governmental Body or any university, college, research institute or other educational institution has been used to create Parent IP, except for any such funding or use of facilities or personnel that does not result in such Governmental Body or institution obtaining ownership rights or a license to such Parent IP or the right to receive royalties for the practice of such Parent IP.

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(e) Section 3.12(e) of Parent Disclosure Schedule sets forth each license agreement pursuant to which Parent (i) is granted a license under any material Intellectual Property Right owned by any third party that is used by Parent or its Subsidiaries in its business as currently conducted (each a “Parent In-bound License”) or (ii) grants to any third party a license under any material Parent IP (each a “Parent Out-bound License”) (provided that Parent In-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, services agreements, clinical trial agreements, agreements with Parent Associates, non-disclosure agreements, commercially available Software-as-a-Service offerings, or off-the- shelf software licenses; and Parent Out-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, services agreements, non-disclosure agreements, or non-exclusive outbound licenses). All Parent In-bound Licenses and Parent Out-bound Licenses are in full force and effect and are valid, enforceable and binding obligations of Parent and, to the Knowledge of Parent, each other party to such Parent In- bound Licenses or Parent Out-bound Licenses. Neither Parent, nor, to the Knowledge of Parent, any other party to such Parent In-bound Licenses or Parent Out-bound Licenses, is in material breach under any Parent In-bound Licenses or Parent Out-bound Licenses. Except as set forth in Section 3.12(e) of the Parent Disclosure Schedule, none of the terms or conditions of any Parent In-Bound License or any Parent Out-bound License requires Parent or any of its Subsidiaries or any of their Affiliates to maintain, develop or prosecute any Intellectual Property Rights.

(f) To the Knowledge of Parent: (i) the operation of the business of Parent and its Subsidiaries as currently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other Person and (ii) no other Person is infringing, misappropriating or otherwise violating any Parent IP. No Legal Proceeding is pending (or, to the Knowledge of Parent, is threatened in writing) (A) against Parent or its Subsidiaries alleging that the operation of the business of Parent or its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Rights of another Person or (B) by Parent or its Subsidiaries alleging that another Person has infringed, misappropriated or otherwise violated any of the Parent IP. Since December 31, 2020, neither Parent nor its Subsidiaries have received any written communication alleging that the operation of the business of Parent or its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Right of another Person.

(g) None of the Parent IP or, to the Knowledge of Parent, any material Intellectual Property Rights exclusively licensed by Parent or its Subsidiaries, is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute, that adversely and materially restricts the use, transfer, registration or licensing by Parent or its Subsidiaries of any such Parent IP.

(h) To the Knowledge of Parent, Parent and the operation of Parent’s and its Subsidiaries’ business are, and December 31, 2020 have been, in material compliance with the Privacy and Data Processing Requirements. To the Knowledge of Parent, Parent and its Subsidiaries have, December 31, 2020, provided all notices, and obtained and maintained all rights, consents, and authorizations, to Process Parent Data as Processed by or for Parent or its Subsidiaries. Since December 31, 2020, to the Knowledge of Parent, there have been (i) no loss or theft of, or security breach relating to Parent Data, (ii) no violation of any security policy of Parent or its Subsidiaries regarding any such Parent Data, and (iii) no unauthorized access to, or

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unauthorized, unintended, or improper use, disclosure, or other Processing of, any Parent Data. Parent and its Subsidiaries have taken commercially reasonable steps and implemented reasonable disaster recovery and security plans and procedures to protect the information technology systems used in, material to or necessary for operation of Parent’s or its Subsidiaries business as currently conducted and Parent Data from unauthorized use, access, or other Processing. To the Knowledge of Parent, there have been no (i) material malfunctions or unauthorized intrusions or breaches of the information technology systems used in, material to or necessary for the operation of Parent’s or its Subsidiaries’ business or (ii) material unauthorized access to, or other processing of, Parent Data.

Section 3.13. Agreements, Contracts and Commitments.

(a) Section 3.13 of the Parent Disclosure Schedule lists the following Parent Contracts in effect as of the date of this Agreement other than any Parent Benefit Plans (each, a “Parent Material Contract” and collectively, the “Parent Material Contracts”):

(i) a material Contract as defined in Item 601(b)(10) of Regulation S-K as promulgated under the Securities Act;

(ii) each Parent Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business;

(iii) each Parent Contract containing (A) any covenant limiting in any material respect the freedom of Parent or its Subsidiaries to engage in any line of business or compete with any Person, (B) any most-favored nation or other preferred pricing arrangement in favor of a Person other than Parent or its Subsidiaries or any similar term by which any Person is or could become entitled to any benefit, right or privilege that must be at least as favorable to such Person as those offered to any other Person, (C) any exclusivity provision, right of first refusal or right of first negotiation or similar covenant in favor of a Person other than Parent or its Subsidiaries, or (D) any non-solicitation provision not entered into in the Ordinary Course of Business;

(iv) each Parent Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of $100,000 pursuant to its express terms and not cancelable without penalty;

(v) each Parent Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity;

(vi) each Parent Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or creating any material Encumbrances with respect to any assets of Parent or its Subsidiaries or any loans or debt obligations with officers or directors of Parent;

(vii) each Parent Contract requiring payment by or to Parent after the date of this Agreement in excess of $100,000 in the aggregate in the current calendar year or any future calendar year pursuant to its express terms relating to: (A) any distribution agreement

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(identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of Parent; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which Parent has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which Parent has continuing obligations to develop any Intellectual Property Rights that will not be owned, in whole or in part, by Parent; or (D) any Parent Contract with any third party providing any services relating to the manufacture or production of any product, service or technology of Parent or any Parent Contract to sell, distribute or commercialize any products or service of Parent;

(viii) each Parent Contract with any financial advisor, broker, finder, investment banker or other similar Person providing financial advisory services to Parent in connection with the Contemplated Transactions;

(ix) each Parent Real Estate Lease;

(x) each Parent Contract with any Governmental Body;

(xi) each Parent Out-bound License and Parent In-bound License, and each Parent Contract containing a covenant not to sue or otherwise enforce any Intellectual Property Rights;

(xii) each Parent Contract requiring the payment of any royalty, dividend or similar arrangement based on the revenues or profits of Parent or its Subsidiaries;

(xiii) each Parent Contract, offer letter, employment agreement, or independent contractor agreement with any employee, independent contractor or other natural person service provider that (A) is not immediately terminable at will by Parent without notice, severance, or other cost or payment, except as required under applicable Law, or (B) provides for retention payments, change-of-control payments, severance, accelerated vesting, or any similar payment or benefit that may or will become due as a result of the Merger;

(xiv) each Parent Contract with a professional employer organization or staffing agency;

(xv) each Parent Contract that is a collective bargaining agreement or similar agreement with any labor union or similar labor organization;

(xvi) any other Contract that is not terminable at will (with no penalty or payment or requirement for prior notice, except as required by applicable law) by Parent or its Subsidiaries, as applicable, and (A) which involves payment or receipt by Parent or its Subsidiaries after the date of this Agreement under any such agreement, Contract or commitment of more than $100,000 in the aggregate, or obligations after the date of this Agreement in excess of $100,000 in the aggregate, or (B) that is material to the business or operations of Parent and its Subsidiaries, taken as a whole;

(xvii) each Parent Contract entered into in settlement of any Legal Proceeding or other dispute; and

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(xviii) each Parent Contract providing any option to receive a license or other right, any right of first negotiation, any right of first refusal or any similar right to any Person related to any material Parent IP or material Intellectual Property Right licensed to Parent under a Parent In-bound License.

(b) Parent has delivered or made available to the Company accurate and complete copies of all Parent Material Contracts, including all amendments thereto. Neither Parent nor any of its Subsidiaries, nor, to Parent’s Knowledge, any other party to a Parent Material Contract, has breached, violated or defaulted under, or received notice that it breached, violated or defaulted under, any of the terms or conditions of any Parent Material Contract in such manner as would permit any other party to cancel or terminate any such Parent Material Contract, or would permit any other party to seek damages which would reasonably be expected to be material to Parent and its Subsidiaries or their businesses, taken as a whole. As to Parent and its Subsidiaries, as of the date of this Agreement, each Parent Material Contract is valid, binding, enforceable and in full force and effect, subject to the Enforceability Exceptions. No Person is renegotiating, or has a right pursuant to the terms of any Parent Material Contract to change, any material amount paid or payable to Parent under any Parent Material Contract or any other material term or provision of any Parent Material Contract, and, to the Knowledge of Parent, no Person has indicated in writing to Parent that it desires to renegotiate, modify, not renew or cancel any Parent Material Contract.

Section 3.14. Compliance; Permits.

(a) Parent and its Subsidiaries are, and since December 31, 2018, have been, in compliance in all material respects with all applicable Laws, including the FDCA, the PHSA and any other similar Law administered or promulgated by the FDA or other comparable Drug Regulatory Agency, except for any noncompliance, either individually or in the aggregate, which would not be material to Parent and its Subsidiaries. No Legal Proceeding by any Governmental Body is pending or, to the Knowledge of Parent, threatened against Parent or its Subsidiaries. There is no agreement, judgment, injunction, order or decree binding upon Parent or its Subsidiaries which (i) has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent or its Subsidiaries, any acquisition of material property by Parent or its Subsidiaries or the conduct of business by Parent or its Subsidiaries as currently conducted, (ii) is reasonably likely to have an adverse effect on Parent or its Subsidiaries’ ability to comply with or perform any covenant or obligation under this Agreement, or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions.

(b) Parent and its applicable Subsidiaries hold all required Governmental Authorizations which are material to the operation of the business of Parent or such Subsidiary as currently conducted (the “Parent Permits”). Section 3.14(b) of the Parent Disclosure Schedule identifies each Parent Permit. Each such Parent Permit is valid and in full force and effect, and Parent is in material compliance with the terms of the Parent Permits. No Legal Proceeding is pending or, to the Knowledge of Parent, threatened, which seeks to revoke, limit, suspend, or materially modify any Parent Permit.

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(c) There are no Legal Proceedings pending or, to the Knowledge of Parent, threatened against Parent or its Subsidiaries with respect to an alleged material violation by Parent or its Subsidiaries of the FDCA, PHSA or any other similar Law administered or promulgated by any Drug Regulatory Agency. Neither Parent, its Subsidiaries, nor any of their respective officers and employees have been or are subject to any enforcement proceedings by the FDA or other Governmental Body and, to the Knowledge of Parent, no such proceedings have been threatened. There has not been and is not now any Form FDA-483 observation, civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, or proceeding pending or in effect against Parent, its Subsidiaries or any of their respective officers and employees, and Parent and its Subsidiaries have no liability for failure to comply with the FDCA, PHSA, or other similar Laws. To the Knowledge of Parent, there is no act, omission, event, or circumstance that would reasonably be expected to give rise to or form the basis for any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information or any liability (whether actual or contingent) for failure to comply with the FDCA, PHSA or other similar Laws.

(d) Parent and its Subsidiaries hold all required Governmental Authorizations issuable by any Drug Regulatory Agency necessary or material to the conduct of the business of Parent and its Subsidiaries as currently conducted (collectively, the “Parent Regulatory Permits”) and no such Parent Regulatory Permit has been (i) revoked, withdrawn, suspended, cancelled or terminated or (ii) modified in any adverse manner. There is no basis for believing that such Parent Regulatory Permits will not be renewable upon expiration. Parent and its Subsidiaries are in compliance in all material respects with the Parent Regulatory Permits and have not received any written notice or other written communication, or to the Knowledge of Parent, any other communication from any Drug Regulatory Agency regarding (A) any material violation of or failure to comply materially with any term or requirement of any Parent Regulatory Permit or (B) any revocation, withdrawal, suspension, cancellation, termination or material modification of any Parent Regulatory Permit. Parent and its Subsidiaries have complied in all material respects with the ICH E9 Guidance for Industry: Statistical Principles for Clinical Trials in the management of the clinical data that have been presented to Parent or its Subsidiaries. To the Knowledge of Parent, there are no facts that would be reasonably likely to result in any warning, untitled or notice of violation letter or Form FDA-483 from the FDA.

(e) All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, Parent or its Subsidiaries, or in which Parent, its Subsidiaries or their current products or product candidates have participated, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance in all material respects with the applicable regulations of any applicable Drug Regulatory Agency and other applicable Law, including the GCP regulations under 21 C.F.R. Parts 50, 54, 56 and 312 and GLP regulations under 21 C.F.R. Part 58. No preclinical study or clinical trial conducted by or on behalf of Parent or its Subsidiaries have been terminated or suspended prior to completion for safety or noncompliance reasons. Since December 31, 2018, neither Parent nor any of its Subsidiaries has received any notices, correspondence, or other communications from any Drug Regulatory Agency requiring, or to the Knowledge of Parent, threatening to initiate, the termination or suspension of any clinical studies conducted by or on behalf of, or sponsored by, Parent or its Subsidiaries or in which Parent, its Subsidiaries or their current products or product candidates have participated.

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(f) Neither Parent nor any of its Subsidiaries are the subject of any pending or, to the Knowledge of Parent, threatened investigation in respect of its business or products or product candidates pursuant to the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of Parent, Parent has not committed any acts, made any statement, or failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto.

(g) Neither Parent, its Subsidiaries nor any of their respective officers, directors, employees or, to the Knowledge of Parent, agents has been, is, or is in anticipation of being (based on a conviction by the courts or a finding of fault by a regulatory authority): (i) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (ii) disqualified from participating in clinical trials pursuant to 21 C.F.R. § 312.70, as amended from time to time; (iii) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time to time; (iv) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as that term is defined in 42 U.S.C. § 1320a-7b(f), including under 42 U.S.C. § 1320a-7 or relevant regulations in 42 C.F.R. Part 1001; (v) assessed or threatened with assessment of civil money penalties pursuant to 42 C.F.R. Part 1003; or (vi) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s System for Award Management, or the FDA Debarment List or the FDA Disqualified/Restricted List. Neither Parent, its Subsidiaries nor any of their respective officers, directors, employees or, to the Knowledge of Parent, agents has engaged in any activities that are prohibited, or are cause for civil penalties, or grounds for mandatory or permissive exclusion, debarment, or suspension pursuant to any of these authorities. Neither Parent nor any of its Subsidiaries is using, and have never used, in any capacity any Person that has ever been, or to the Knowledge of Parent, is the subject of a proceeding that could lead to the Persons becoming debarred, excluded, disqualified, restricted or suspended pursuant to any of these authorities.

(h) Parent and its Subsidiaries have complied with all Laws relating to patient, medical or individual health information, including HIPAA, including the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. Parent and its Subsidiaries have entered into, where required, and are in compliance in all material respects with the terms of all Business Associate Agreements to which Parent and its Subsidiaries are a party or otherwise bound. Parent has created and maintained written policies and procedures to protect the privacy of all Protected Health Information, has provided training to all employees and agents as required under HIPAA, and has implemented security procedures, including physical, technical and administrative safeguards, to protect all personal information and Protected Health Information stored or transmitted in electronic form. Neither Parent nor any of its Subsidiaries has received

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written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Body of any allegation regarding its failure to comply with HIPAA or any other federal or state law or regulation applicable to the protection of individually identifiable health information or personally identifiable information. No successful Security Incident, Breach of Unsecured Protected Health Information, unpermitted disclosure of Personal Health Information or breach of personally identifiable information under applicable Laws has occurred with respect to information maintained or transmitted to Parent, its Subsidiaries or an agent or third party subject to a Business Associate Agreement with Parent or any of its Subsidiaries. Parent and its Subsidiaries are currently submitting, receiving and handling or is capable of submitting, receiving and handling transactions in accordance with the Transactions and Code Sets Rule. All capitalized terms in this Section 3.14(h) not otherwise defined in this Agreement shall have the meanings set forth under HIPAA.

Section 3.15. Legal Proceedings; Orders.

(a) As of the date of this Agreement, there is no material pending Legal Proceeding and, to the Knowledge of Parent, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves (A) Parent, (B) any of its Subsidiaries, (C) any Parent Associate (in his or her capacity as such) or (D) any of the material assets owned or used by Parent or its Subsidiaries; or (ii) that challenges, or that would have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.

(b) Except as set forth in Section 3.15 of the Parent Disclosure Schedule, since December 31, 2020, no Legal Proceeding has been pending against Parent that resulted in material liability to Parent.

(c) There is no order, writ, injunction, judgment or decree to which Parent or any of its Subsidiaries, or any of the material assets owned or used by Parent or any of its Subsidiaries, is subject. To the Knowledge of Parent, no officer of Parent or any of its Subsidiaries is subject to any order, writ, injunction, judgment or decree that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of Parent or any of its Subsidiaries or to any material assets owned or used by Parent or any of its Subsidiaries.

Section 3.16. Tax Matters.

(a) Parent and each of its Subsidiaries has filed all income and other material Tax Returns that were required to be filed by or with respect to it under applicable Law. All such Tax Returns are correct and complete in all material respects and have been prepared in compliance with all applicable Law. No written claim has ever been made by any Governmental Body in any jurisdiction where Parent or any of its Subsidiaries does not file a particular Tax Return or pay a particular Tax that Parent or such Subsidiary is subject to taxation by that jurisdiction.

(b) All income and other material Taxes due and owing by Parent or any of its Subsidiaries on or before the date hereof (whether or not shown on any Tax Return) have been fully and timely paid. The unpaid Taxes of Parent and its Subsidiaries did not, as of the date

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of the Parent Balance Sheet, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the face of the Parent Balance Sheet. Since the Parent Balance Sheet Date, neither Parent nor any of its Subsidiaries has incurred any material Liability for Taxes outside the Ordinary Course of Business.

(c) All Taxes that Parent or any of its Subsidiaries is or was required by Law to withhold or collect have been duly and timely withheld or collected and timely paid to the proper Governmental Body or properly set aside in accounts for this purpose.

(d) There are no Encumbrances for material Taxes (other than Taxes not yet due and payable) upon any of the assets of Parent or any of its Subsidiaries.

(e) No deficiencies for a material amount of Taxes with respect to Parent or any of its Subsidiaries have been claimed, proposed or assessed by any Governmental Body in writing. There are no pending or ongoing and, to the Knowledge of Parent, threatened audits, assessments or other actions for or relating to any liability in respect of a material amount of Taxes of Parent or any of its Subsidiaries. Neither Parent nor any of its Subsidiaries (or predecessors thereof) has waived any statute of limitations or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency.

(f) Neither Parent nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(g) Neither Parent nor any of its Subsidiaries is a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or similar agreement or arrangement, other than customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes.

(h) Neither Parent nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes by Parent or any of its Subsidiaries for a Tax period ending on or prior to the Closing Date; (ii) use of an improper method of accounting by Parent or any of its Subsidiaries for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) executed by Parent or any of its Subsidiaries on or prior to the Closing Date; (iv) intercompany transaction by, or excess loss account of, Parent or any of its Subsidiaries prior to the Closing, as described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or non-U.S. Law); (v) installment sale or open transaction disposition made by Parent or any of its Subsidiaries on or prior to the Closing Date; (vi) prepaid amount, advance payment or deferred revenue received or accrued by Parent or any of its Subsidiaries on or prior to the Closing Date; (vii) application of Section 367(d) of the Code to any transfer of intangible property by Parent or any of its Subsidiaries on or prior to the Closing Date; or (viii) application of Sections 951 or 951A of the Code (or any similar provision of state, local or non-U.S. Law) to any income received or accrued by Parent or any of its Subsidiaries on or prior to the Closing Date. Neither Parent nor any of its Subsidiaries has made any election under Section 965(h) of the Code.

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(i) Neither Parent nor any of its Subsidiaries has ever been (i) a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is Parent), (ii) a party to any joint venture, partnership, or other arrangement that is treated as a partnership for U.S. federal income Tax purposes or (iii) a United States shareholder within the meaning of Section 951(b) of the Code with respect to any Person other than a Subsidiary. Neither Parent nor any of its Subsidiaries has any Liability for any material Taxes of any Person (other than Parent and any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law), as a transferee or successor, by Contract (other than a Contract entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes) or otherwise by operation of Law. Neither Parent nor any of its Subsidiaries owns any equity interest in a Person that is, or at any time when Parent or its applicable Subsidiary owned such interest was, treated as a passive foreign investment company within the meaning of Section 1297(a) of the Code.

(j) Neither Parent nor any of its Subsidiaries has distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provisions of state, local or non-U.S. Law).

(k) Neither Parent nor any of its Subsidiaries has ever had a permanent establishment (within the meaning of an applicable Tax treaty) or any office or fixed place of business in a country other than the country in which it is organized.

(l) Neither Parent nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” within the meaning of Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2).

(m) Section 3.16(m) of the Parent Disclosure Schedule sets forth the entity classification of Parent and each of its Subsidiaries for U.S. federal income tax purposes. Neither Parent nor any of its Subsidiaries has made an election or taken any other action to change its federal and state income tax classification from such classification.

(n) Neither Parent nor any of its Subsidiaries has ever received, or applied for and not yet received, any ruling or determination in respect of Taxes from any Governmental Body regarding any past or prospective transaction.

For purposes of this Section 3.16, each reference to Parent or any of its Subsidiaries shall be deemed to include any Person that was liquidated into, merged with, or is otherwise a predecessor to, Parent or such Subsidiary, as applicable.

Section 3.17. Employee and Labor Matters; Benefit Plans.

(a) Section 3.17(a) of the Parent Disclosure Schedule is a list of all material Parent Benefit Plans, other than employment offer letters on Parent’s standard form and

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other than individual Parent Stock Options, Parent RSUs or other compensatory equity award agreements made pursuant to Parent’s standard forms, in which case only representative standard forms of such agreements shall be scheduled. “Parent Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA and (ii) other pension, retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, equity or equity-based, phantom equity, employment, consulting, severance, change-of-control, retention, health, life, disability, group insurance, paid time off, holiday, welfare and fringe benefit plan, program, agreement, Contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded, subject or not subject to ERISA and including any that have been frozen), in each case, sponsored, maintained, administered, contributed to, or required to be contributed to, by Parent or any of its Subsidiaries for the benefit of any current or former employee, director, officer or independent contractor of Parent or any of its Subsidiaries (or beneficiary thereof) or under which Parent or any of its Subsidiaries has any actual or contingent liability (including by reason of having a Parent ERISA Affiliate).

(b) As applicable with respect to each material Parent Benefit Plan, Parent has made available to the Company true and complete copies of (i) the written plan document, including all amendments thereto, and in the case of an unwritten Parent Benefit Plan, a written description thereof, (ii) all current trust documents, insurance Contracts or other funding arrangements relating thereto, (iii) the current summary plan description and each summary of material modifications thereto, (iv) the most recently filed annual reports with any Governmental Body (e.g., Form 5500 and all schedules thereto), (v) the most recent IRS determination, opinion or advisory letter, and (vi) all material communications with the IRS or Department of Labor or other Governmental Body made or received since December 31, 2020.

(c) Each Parent Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and the applicable provisions of ERISA, the Code and all other Laws.

(d) The Parent Benefit Plans which are “employee pension benefit plans” within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code have received determination or opinion letters from the IRS on which they may currently rely to the effect that such plans are qualified under Section 401(a) of the Code and the related trusts are exempt from federal income Taxes under Section 501(a) of the Code, respectively, and to the Knowledge of Parent, no event has occurred that would reasonably be expected to adversely affect the qualification of such Parent Benefit Plan or the tax exempt status of the related trust.

(e) Neither Parent, any of its Subsidiaries nor any Parent ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent liability with respect to, or during the six-year period prior to the date hereof has maintained, contributed to, or incurred any actual or contingent liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

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(f) Since December 31, 2020, Parent has not received written notice of and, to the Knowledge of Parent, there are no audits or investigations by any Governmental Body with respect to, or other proceedings against or involving any Parent Benefit Plans or asserting rights or claims to benefits under any Parent Plan (except for routine individual claims for benefits payable in the normal operation of the Parent Benefit Plans). All contributions and premium payments required to have been made under any of the Parent Benefit Plans or by applicable Law (without regard to any waivers granted under Section 412 of the Code), have been timely made, and all contributions and premium payments under any of the Parent Benefit Plans that are not yet due as of the date hereof have been accrued in accordance with any applicable accounting requirements.

(g) None of Parent or any of its Subsidiaries or, to the Knowledge of Parent, any Parent ERISA Affiliate, fiduciary, trustee or administrator of any Parent Benefit Plan, has engaged in, or in connection with the Contemplated Transactions will engage in, any transaction with respect to any Parent Benefit Plan which would subject any such Parent Benefit Plan, Parent or any of its Subsidiaries to a material Tax, material penalty or material liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.

(h) No Parent Benefit Plan provides death, medical, dental, vision, life insurance or other welfare benefits beyond termination of service or retirement other than coverage mandated by Law (or pursuant to the written terms of an employment agreement as set forth in Section 3.17(h) of the Parent Disclosure Schedule) and to the Knowledge of Parent, neither Parent nor any of its Subsidiaries has made a written representation promising the same.

(i) Except as set forth in Section 3.17(i) of the Parent Disclosure Schedule, neither the execution of this Agreement, nor the performance of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including a termination of employment) will: (i) result in any payment becoming due to any current or former employee, director, officer, or independent contractor of Parent or any Subsidiary thereof pursuant to any Parent Benefit Plan or otherwise, (ii) increase any amount of compensation or benefits otherwise payable under any Parent Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Parent Benefit Plan, (iv) require any contribution or payment to fund any obligation under any Parent Benefit Plan or (v) limit the right to merge, amend or terminate any Parent Benefit Plan.

(j) Except as set forth in Section 3.17(j) of the Parent Disclosure Schedule, neither the execution of this Agreement, nor the consummation of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including a termination of employment) will result in the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to Parent and its Subsidiaries of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Code Section 280G), determined without regard to the application of Code Section 280G(b)(5).

(k) No current or former employee, officer, director or independent contractor of Parent or any of its Subsidiaries has any “gross up” agreements with Parent or any of its Subsidiaries or other assurance of reimbursement by Parent or any of its Subsidiaries for any Taxes imposed under Code Section 409A or Code Section 4999.

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(l) Parent does not maintain any Parent Benefit Plan for the benefit of any service providers located outside of the United States.

(m) Parent has provided to the Company a true and correct list, as of the date of this Agreement, containing the names of all current full-time, part-time or temporary employees (and indication as such), and, as applicable: (i) annualized base salary or hourly wage rate (as applicable); (ii) annual target incentive or bonus compensation for the current fiscal year; (iii) date of hire; (iv) position or title; (v) visa status, if applicable; (vi) a designation of whether they are classified as exempt or non-exempt for purposes of FLSA and any similar state law; and (vii) whether such an employee is on leave, and if so, the expected return date.

(n) [Reserved].

(o) Neither Parent nor any of its Subsidiaries is or has ever been a party to, bound by, or has a duty to bargain under, any collective bargaining agreement or other Contract with a labor union or similar labor organization representing any of its employees, and there is no labor union or similar labor organization representing or, to the Knowledge of Parent, purporting to represent or seeking to represent any employees of Parent or its Subsidiaries, including through the filing of a petition for representation election. There is not and has not been in the past five years, nor, to the Knowledge of Parent, is there any threat of, any strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, or any similar activity or dispute, or any union organizing activity, against Parent or any of its Subsidiaries. There is no unfair labor practice charge pending or, to the Knowledge of Parent, threatened which if determined adversely to Parent has had or would be reasonably expected to result in material liability to Parent.

(p) Parent and each of its Subsidiaries is, and since December 31, 2020 has been, in material compliance with all applicable Laws respecting labor, employment, employment practices, and terms and conditions of employment, including worker classification, discrimination, harassment and retaliation, equal employment opportunities, fair employment practices, meal and rest periods, immigration, employee safety and health, payment of wages (including overtime wages), unemployment and workers’ compensation, leaves of absence, and hours of work. Except as would not be reasonably likely to result in a material liability to Parent or any of its Subsidiaries, since December 31, 2020, has withheld and reported all amounts required by Law to be withheld and reported with respect to wages, salaries and other payments, benefits, or compensation to employees. There is no material Legal Proceeding pending or, to the Knowledge of Parent, threatened or reasonably anticipated against Parent or any of its Subsidiaries relating to any current or former employee, applicant for employment, or consultant of Parent.

(q) Within the preceding two years, Parent has complied in all material respects with the WARN Act.

(r) Since December 31, 2020, (i) no allegations of workplace sexual harassment, discrimination or other misconduct have been made in writing, initiated or filed or, to the Knowledge of Parent, threatened against Parent or, to the Knowledge of Parent, any of their

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respective employees in their capacities as such, (ii) to the Knowledge of Parent, no incidents of any such workplace sexual harassment, discrimination or other misconduct have occurred, and (iii) Parent has not entered into any settlement agreement related to allegations of sexual harassment, discrimination or other misconduct by any of its employees, directors, officers or independent contractors, in each case described in clause (i).

Section 3.18. Environmental Matters. Parent and each of its Subsidiaries are in compliance and since December 31, 2020 have complied with all applicable Environmental Laws, which compliance includes the possession by Parent of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except for any failure to be in such compliance that, either individually or in the aggregate, would not reasonably be expected to be material to Parent and its Subsidiaries or their businesses, taken as a whole. Neither Parent nor any of its Subsidiaries has received since December 31, 2020 (or prior to that time, which is pending and unresolved), any written notice or other communication (in writing or otherwise), whether from a Governmental Body or other Person, that alleges that Parent or any of its Subsidiaries is not in compliance with or has liability pursuant to any Environmental Law and, to the Knowledge of Parent, there are no circumstances that would reasonably be expected to prevent or interfere with Parent’s or any of its Subsidiaries’ compliance in any material respects with any Environmental Law, except where such failure to comply would not reasonably be expected to be material to Parent and its Subsidiaries or their businesses, taken as a whole. No current or (during the time a prior property was leased or controlled by Parent or any of its Subsidiaries) prior property leased or controlled by Parent or any of its Subsidiaries has had a release of or exposure to Hazardous Materials in material violation of or as would reasonably be expected to result in any material liability of Parent or any of its Subsidiaries pursuant to Environmental Law. No consent, approval or Governmental Authorization of or registration or filing with any Governmental Body is required by Environmental Laws in connection with the execution and delivery of this Agreement or the consummation of the Contemplated Transactions by Parent or Merger Subs. Prior to the date hereof, Parent has provided or otherwise made available to the Company true and correct copies of all material environmental reports, assessments, studies and audits in the possession or control of Parent or any of its Subsidiaries with respect to any property leased or controlled by Parent or any of its Subsidiaries or any business operated by them.

Section 3.19. Transactions with Affiliates. Except as set forth in the Parent SEC Documents filed prior to the date of this Agreement, since the date of Parent’s last proxy statement filed in April 2023 with the SEC, no event has occurred that would be required to be reported by Parent pursuant to Item 404 of Regulation S-K. Section 3.19 of the Parent Disclosure Schedule identifies each Person who is (or who may be deemed to be) an Affiliate of Parent as of the date of this Agreement.

Section 3.20. Insurance. Parent has delivered or made available to the Company accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of Parent and each of its Subsidiaries. Each of such insurance policies is in full force and effect and Parent and each of its Subsidiaries is in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since December 31, 2020, neither Parent nor any of its Subsidiaries has received any notice or other communication regarding any

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actual or possible: (a) cancellation or invalidation of any insurance policy; or (b) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. Parent and each of its Subsidiaries has provided timely written notice to the appropriate insurance carrier(s) of each material Legal Proceeding that is currently pending against Parent or any of its Subsidiaries for which Parent or such Subsidiary has insurance coverage, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or informed Parent or any of its Subsidiaries of its intent to do so.

Section 3.21. No Financial Advisors. No broker, finder or investment banker, other than Leerink Partners LLC, is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

Section 3.22. Anti-Bribery. None of Parent or any of its Subsidiaries nor any of their respective directors, officers, employees or, to Parent’s Knowledge, agents or any other Person acting on its behalf has directly or indirectly made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, or taken any other action, in violation of Anti-Bribery Laws. Neither Parent nor any of its Subsidiaries is or has been the subject of any investigation or inquiry by any Governmental Body with respect to potential violations of Anti-Bribery Laws.

Section 3.23. Valid Issuance. The Parent Common Stock and Parent Convertible Preferred Stock to be issued in the Merger will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable. To the Knowledge of Parent as of the date of this Agreement, no “bad actor” disqualifying event described in Rule 506(d)(1)(i)–(viii) of the Securities Act (a “Disqualifying Event”) is applicable to Parent or, to Parent’s Knowledge, any Parent Covered Person, except for a Disqualifying Event as to which Rule 506(d)(2)(ii)–(iv) or (d)(3) of the Securities Act is applicable.

Section 3.24. Disclaimer of Other Representations or Warranties.

(a) Except for the representations and warranties expressly set forth in this Article III or in any certificate delivered by Parent or Merger Subs to the Company pursuant to this Agreement, neither Parent, any Merger Sub, any of their respective Affiliates or Representatives, nor any other Person makes any representation or warranty, express or implied, at law or in equity, with respect to Parent, any of its Affiliates or Merger Subs or any of their assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

(b) Each of Parent, First Merger Sub and Second Merger Sub acknowledges and agrees that, except for the representations and warranties of the Company set forth in Article II or in any certificate delivered by the Company to Parent or the Merger Subs pursuant to this Agreement, none of Parent, Merger Subs or any of their respective Affiliates or Representatives is relying on any other representation or warranty of the Company or any other Person made outside of Article II or such certificates, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied.

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ARTICLE IV.

ADDITIONAL AGREEMENTS OF THE PARTIES

Section 4.1. Parent Stockholders’ Meeting.

(a) As promptly as practicable following the execution of this Agreement, Parent shall take all action necessary under applicable Law to call, give notice of and hold a meeting of the holders of Parent Common Stock (such meeting, the “Parent Stockholders’ Meeting”) for the purpose of seeking:

(i) approval of the Preferred Stock Conversion Proposal; and

(ii) approval of (A) an amendment of the Parent Charter to increase the number of authorized shares of Parent Common Stock or (B) a reverse stock split of all outstanding shares of Parent Common Stock, in either case ((A) or (B)) by a number of authorized shares or at a stock split ratio, as the case may be, sufficient to allow the conversion of all shares of Parent Convertible Preferred Stock and have reserved and authorized a number of shares of Parent Common Stock sufficient to cover all shares of Parent Common Stock issued upon such conversion (the “Share Increase Proposal”) (the matters contemplated by clauses (i) and (ii) in this Section 4.1(a), together, are referred to as the “Parent Stockholder Matters”).

(b) Parent agrees to use reasonable best efforts to call and hold the Parent Stockholders’ Meeting as soon as practicable after the date hereof. If the approval of the Parent Stockholder Matters is not obtained at the Parent Stockholders’ Meeting or if on a date preceding the Parent Stockholders’ Meeting, Parent reasonably believes that (i) it will not receive proxies sufficient to obtain the Required Parent Stockholder Vote, whether or not quorum would be present or (ii) it will not have sufficient shares of Parent Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholders’ Meeting, then, in each case, Parent will use its reasonable best efforts to adjourn the Parent Stockholders’ Meeting one or more times to a date or dates no more than 30 days after the original scheduled date for such meeting, and to obtain such approvals at such time. If the Parent Stockholders’ Meeting is not so adjourned, or if the approval of the Parent Stockholder Matters is not then obtained, Parent will use its reasonable best efforts to obtain such approvals as soon as practicable thereafter (including engaging a third party proxy solicitor), and in any event to obtain such approvals at the next occurring annual meeting of the stockholders of Parent or, if such annual meeting is not scheduled to be held within six months after the Parent Stockholders’ Meeting, a special meeting of the stockholders of Parent to be held within six months after the Parent Stockholders’ Meeting. Parent will hold an annual meeting or special meeting of its stockholders, at which a vote of the stockholders of Parent to approve the Parent Stockholder Matters will be solicited and taken, at least once every six months until Parent obtains approval of the Parent Stockholder Matters.

(c) Parent agrees that: (i) the Parent Board shall recommend that the holders of Parent Common Stock vote to approve the Parent Stockholder Matters and shall use its reasonable best efforts to solicit and obtain such approval within the time frames set forth in Section 4.1(b), and (ii) the Proxy Statement shall include a statement to the effect that the Parent Board recommends that the Parent’s stockholders vote to approve the Parent Stockholder Matters.

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(d) The Company and Parent acknowledge that, under the rules of Nasdaq, Parent Common Stock Payment Shares and Parent Preferred Stock Payment Shares will not be entitled to vote on the Preferred Stock Conversion Proposal.

Section 4.2. Proxy Statement.

(a) As promptly as practicable after the Closing Date, Parent shall prepare and file with the SEC a proxy statement relating to the Parent Stockholders’ Meeting to be held in connection with the Parent Stockholder Matters (together with any amendments thereof or supplements thereto, the “Proxy Statement”). Parent shall use its commercially reasonable efforts to (i) cause the Proxy Statement to comply with applicable rules and regulations promulgated by the SEC and (ii) respond promptly to any comments or requests of the SEC or its staff related to the Proxy Statement.

(b) Parent shall cause the Proxy Statement (and the letters to stockholders, notice of meeting and form of proxy included therewith) to (i) comply as to form in all material respects with the requirements of applicable U.S. federal securities Laws and the DGCL, and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(c) Parent shall use commercially reasonable efforts to cause the definitive Proxy Statement to be mailed to Parent’s stockholders as promptly as practicable after (i) the SEC has indicated that it does not intend to review such Proxy Statement or that its review of such Proxy Statement has been completed or (ii) at least ten (10) days shall have passed since such Proxy Statement was filed with the SEC without receiving any correspondence from the SEC commenting upon, or indicating that it intends to review, such Proxy Statement, all in compliance with applicable U.S. federal securities laws and the DGCL. If Parent, First Merger Sub, Second Merger Sub or the Surviving Entity (A) become aware of any event or information that, pursuant to the Securities Act or the Exchange Act, should be disclosed in an amendment or supplement to the Proxy Statement, (B) receives notice of any SEC request for an amendment or supplement to the Proxy Statement or for additional information related thereto, or (C) receives SEC comments on the Proxy Statement, as the case may be, then such Party, as the case may be, shall promptly inform the other Parties thereof and shall cooperate with such other Parties in Parent filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to Parent stockholders.

Section 4.3. Reservation of Parent Common Stock; Issuance of Shares of Parent Common Stock. From the time that the Required Parent Stockholder Vote with respect to the Share Increase Proposal is obtained and thereafter for as long as any Parent Preferred Stock Payment Shares remain outstanding, Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Parent Common Stock or shares of Parent Common Stock held in treasury by Parent, for the purpose of effecting the conversion of Parent Preferred Stock Payment Shares, the full number of shares of Parent Common Stock then issuable upon the conversion of all Parent Preferred Stock Payment Shares then outstanding. All shares of Parent Common Stock delivered upon conversion of Parent Preferred Stock Payment Shares shall be newly issued shares or shares held in treasury by Parent, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and shall be free from preemptive rights and free of any Encumbrance.

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Section 4.4. Employee Benefits.

(a) For purposes of vesting, eligibility to participate, and level of benefits (other than for purposes of determining accrued benefits under any defined benefit pension plan) under the benefit plans, programs, or arrangements of Parent or any of its Subsidiaries (including, following the Closing, the Surviving Entity and its Subsidiaries) (the “Post-Closing Plans”), Parent shall use commercially reasonable efforts to cause each employee of the Company and each employee of Parent who remains employed by Parent or the Surviving Entity, or any of their respective Subsidiaries following the Closing, (together, the “Continuing Employees”) to be credited with his or her years of service with the Company or Parent or any of their respective predecessors; provided that the foregoing shall not apply to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, for purposes of each Post-Closing Plan providing medical, dental, pharmaceutical and vision benefits to a Continuing Employee, Parent shall use commercially reasonable efforts to cause all pre-existing condition exclusions and actively-at-work requirements of such Post-Closing Plan to be waived for such Continuing Employee and his or her covered dependents to the extent such conditions would have been waived or satisfied under the employee benefit plan whose coverage is being replaced under the Post-Closing Plan.

(b) Parent shall, or shall cause one of its Affiliates to, (i) provide Continuing Employees with base salary or hourly wage rate, as applicable, and target annual cash bonus opportunities that are no less than the base salary or hourly wage rate, as applicable, and target annual cash bonus opportunities in effect as of immediately prior to the First Effective Time through December 31, 2024, and (ii) at all times from the First Effective Time, honor all severance and retention arrangements of Parent listed in Section 4.4(b) of the Parent Disclosure Schedule.

(c) The provisions of this Section 4.4 are for the sole benefit of Parent and the Company and no provision of this Agreement shall (i) create any third-party beneficiary or other rights in any Person, including rights in respect of any benefits that may be provided, directly or indirectly, under any Company Benefit Plan, Parent Benefit Plan or Post-Closing Plan or rights to continued employment or service with the Company or Parent (or any Subsidiary thereof), (ii) be construed as an amendment, waiver or creation of or limitation on the ability to terminate any Company Benefit Plan, Parent Benefit Plan or Post-Closing Plan, or (iii) limit the ability of Parent to terminate the employment of any Continuing Employee or modify the at-will status of any Continuing Employees.

Section 4.5. Indemnification of Officers and Directors.

(a) From the First Effective Time through the sixth anniversary of the date on which the First Effective Time occurs, each of Parent and the Surviving Entity shall indemnify and hold harmless each Person who is now, or has been at any time prior to the date hereof, or who becomes prior to the First Effective Time, a director or officer of Parent or the Company or any of their respective Subsidiaries, respectively (the “D&O Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and

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expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the D&O Indemnified Party is or was a director or officer of Parent or of the Company, or any Subsidiary thereof, asserted or claimed prior to the First Effective Time, in each case, to the fullest extent permitted under applicable Law. Except in the case of fraud, each D&O Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Parent and the Surviving Entity, jointly and severally, upon receipt by Parent or the Surviving Entity from the D&O Indemnified Party of a request therefor; provided that any such Person to whom expenses are advanced provides an undertaking to Parent, to the extent then required by the DGCL or DLLCA, as applicable, to repay such advances if it is ultimately determined that such Person is not entitled to indemnification.

(b) The provisions of the Parent Charter and bylaws of Parent with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of Parent that are presently set forth in the Parent Charter and bylaws of Parent shall not be amended, modified or repealed for a period of six years from the First Effective Time in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the First Effective Time, were officers or directors of Parent, unless such modification is required by applicable Law. The limited liability company agreement of the Surviving Entity shall contain, and Parent shall cause the limited liability company agreement of the Surviving Entity to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers as those presently set forth in the Parent Charter and bylaws of Parent.

(c) From and after the First Effective Time, (i) the Surviving Entity shall fulfill and honor in all respects the obligations of the Company to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under the Company’s Organizational Documents and pursuant to any indemnification agreements between the Company and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the First Effective Time and (ii) Parent shall fulfill and honor in all respects the obligations of Parent to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under Parent’s Organizational Documents and pursuant to any indemnification agreements between Parent and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the First Effective Time.

(d) From and after the First Effective Time, Parent shall continue to maintain directors’ and officers’ liability insurance policies, with an effective date as of the Closing Date, on commercially available terms and conditions and with coverage limits customary for U.S. public companies similarly situated to Parent. From and after the First Effective Time, Parent shall pay all expenses, including reasonable attorneys’ fees, that are incurred by the Persons referred to in this Section 4.5 in connection with their successful enforcement of the rights provided to such Persons in this Section 4.5.

(e) The provisions of this Section 4.5 are intended to be in addition to the rights otherwise available to the current and former officers and directors of Parent and the Company by Law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs and their representatives.

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(f) In the event Parent or the Surviving Entity or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Entity, as the case may be, shall succeed to the obligations set forth in this Section 4.5. Parent shall cause the Surviving Entity to perform all of the obligations of the Surviving Entity under this Section 4.5.

Section 4.6. Additional Agreements. The Parties shall use reasonable best efforts to cause to be taken all actions necessary to consummate the Contemplated Transactions. Without limiting the generality of the foregoing, each Party to this Agreement: (a) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Contemplated Transactions; (b) shall use reasonable best efforts to obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such Party in connection with the Contemplated Transactions or for such Contract to remain in full force and effect; (c) shall use reasonable best efforts to lift any injunction prohibiting, or any other legal bar to, the Contemplated Transactions; and (d) shall use reasonable best efforts to satisfy the conditions precedent to the consummation of this Agreement.

Section 4.7. Listing. Parent shall use its reasonable best efforts to (a) maintain its existing listing on Nasdaq; (b) prepare and submit to Nasdaq a notification form for the listing of the shares of Parent Common Stock Payment Shares and Parent Common Stock to be issued upon conversion of Parent Preferred Stock Payment Shares to be issued in connection with the Contemplated Transactions, to cause such shares to be approved for listing (subject to official notice of issuance); and (c) to the extent required by Nasdaq rules and regulations, file an initial listing application for Parent Common Stock on Nasdaq (the “Nasdaq Listing Application”), which Nasdaq Listing Application shall be prepared in cooperation with the Company, and to cause such Nasdaq Listing Application to be conditionally approved prior to the First Effective Time. The Parties will use reasonable best efforts to coordinate with respect to compliance with Nasdaq rules and regulations. Each Party will promptly inform the other Party of all verbal or written communications between Nasdaq and such Party or its representatives. The Company will cooperate with Parent as reasonably requested by Parent with respect to the Nasdaq Listing Application and promptly furnish to Parent all information concerning the Company and its stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 4.7.

Section 4.8. Tax Matters.

(a) For U.S. federal income Tax purposes, (i) the Parties intend that the First Merger and the Second Merger, taken together, constitute an integrated transaction described in Rev. Rul. 2001-46, 2001-2 C.B. 321 that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder (the “Intended Tax Treatment”), and (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Sections 354 and 361 of the Code and Treasury Regulations

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Sections 1.368-2(g) and 1.368-3(a), to which Parent, Merger Subs and the Company are parties under Section 368(b) of the Code. The Parties shall treat and shall not take any tax reporting position (including during the course of any audit, litigation or other proceeding with respect to Taxes) inconsistent with the treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Code for U.S. federal, state and other relevant Tax purposes, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code. Each Party shall not (and shall not permit or cause any of its Affiliates to) take any action not contemplated by this Agreement (including any ancillary agreement referred to in this Agreement), or knowingly fail to take, or knowingly fail to cause to be taken by any of its Affiliates, any action, which action or failure to act would reasonably be expected to prevent the Merger from qualifying, for the Intended Tax Treatment.

(b) All transfer, documentary, sales, use, stamp, value added, goods and services, excise, registration and other similar Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) (“Transfer Taxes”) arising in connection with the Mergers shall be borne by the Persons responsible for such Taxes under applicable Law. Each Party shall reasonably cooperate in providing any certificates or other documents required to reduce the applicable Transfer Taxes and, if and to the extent required by applicable Law, shall join the other applicable Party(ies) in the execution of any Tax Return in respect thereof.

Section 4.9. Legends. Parent shall be entitled to place appropriate legends, including the legend noted in Section 4.17, on the book entries and/or certificates evidencing any shares of Parent Common Stock or Parent Convertible Preferred Stock to be received in the Merger by equity holders of the Company who may be considered “affiliates” of Parent for purposes of Rules 144 and 145 under the Securities Act reflecting the restrictions set forth in Rules 144 and 145 and to issue appropriate stop transfer instructions to the transfer agent for Parent Common Stock and Parent Convertible Preferred Stock.

Section 4.10. Directors and Officers.

(a) The Parties shall take all necessary action so that immediately after the Second Effective Time, (i) the Parent Board is comprised of ten members, of which eight members shall be designated by Parent, and two members shall be designated by the Company as set forth on Section 4.10(a)(i) of the Company Disclosure Schedule (which members designated by Parent shall include the Board Designee specified in Section 4.10(c) and shall be assigned to the classes of directors of the Parent Board as is specified in Section 4.10(a)(i) of the Company Disclosure Schedule) and (ii) the Persons set forth on Section 4.10(a)(ii) of the Parent Disclosure Schedule under the heading “Officers” are elected or appointed, as applicable, to the positions of officers of Parent and the Surviving Entity, as set forth therein, to serve in such positions effective as of the Second Effective Time until successors are duly appointed and qualified in accordance with applicable Law. The Parties shall cooperate in good faith to ensure that the Parent Board shall have sufficient independent directors to satisfy applicable Nasdaq listing standards and that all independent board members must qualify as “independent directors” under applicable SEC rules. Until the Designee Termination Date, Parent shall not increase the size of the Parent Board without the prior written approval of Seven One Eight Three Four Irrevocable Trust, which approval shall not be unreasonably withheld, conditioned or delayed.

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(b) Subject to the terms and conditions of this Section 4.10, until the Designee Termination Date, Seven One Eight Three Four Irrevocable Trust shall have the right, effective as of the Second Effective Time, to designate one individual to be appointed to the Parent Board (the “Proposed Designee”). The Proposed Designee shall be (i) qualified and suitable to serve as a member of the Parent Board under all applicable corporate governance policies and guidelines of Parent and the Parent Board and applicable legal, regulatory and stock market requirements, as determined in good faith by the Parent Board, and (ii) reasonably acceptable to a majority of the independent members of the Parent Board (such qualifications in clauses (i) and (ii), the “Board Qualifications”). Seven One Eight Three Four Irrevocable Trust will take all necessary action to cause the Proposed Designee to make him or herself reasonably available for interviews, to consent to Parent’s standard reference and background checks and other investigations and to provide such information (including information necessary to determine the individual’s independence status under applicable requirements and institutional investor guidelines as well as information necessary to determine any disclosure obligations of the Parent) as the Parent Board may reasonably request; provided that such interviews, investigations and information requested of any Proposed Designee is materially consistent with such similar requests made of all current members of the Parent Board or other candidates for nomination to the Parent Board. If, following such process, the Parent Board in good faith determines that any Proposed Designee does not meet the Board Qualifications, (A) the Parent Board shall communicate in writing the basis for such determination to Seven One Eight Three Four Irrevocable Trust, (B) such Proposed Designee shall cease to be a Proposed Designee, and (C) Seven One Eight Three Four Irrevocable Trust shall have the right to designate another individual as a Proposed Designee (which process may be repeated until such time as the Parent Board in good faith determines that a Proposed Designee meets the Board Qualifications). Once the Parent Board in good faith determines that a Proposed Designee meets the Board Qualifications, such Proposed Designee shall be a “Board Designee.” Any individual who becomes a Board Designee shall retain such status for so long as they are a member of the Parent Board.

(c) Murat Kalayoglu is the initial Board Designee, and the Parent Board has determined that he meets the Board Qualifications. The Parent Board shall appoint the initial Board Designee to be a member of the Parent Board effective on the Closing Date. The Parent Board shall assign the Board Designee to one of the three classes of the Parent Board at the time of his or her appointment in accordance with the Parent Charter. Subject to Section 4.10(e), at the end of the term of the Board Designee, such Board Designee shall be nominated for re-election as a director; provided that such Board Designee continues to meet the Board Qualifications, as part of the slate proposed by the Parent Board that is included in the proxy statement (or consent solicitation or similar document) of Parent relating to the election of the Parent Board, and Parent will use all commercially reasonable efforts to cause the election of such Board Designee to the Parent Board (including providing the same level of support as is provided for other nominees of Parent to the Parent Board). Until the Designee Termination Date, for so long as such Board Designee satisfies the Board Qualifications, Parent shall not take any action that precludes the submission of such Board Designee to the stockholders of Parent for election to the Parent Board. In the event that a Board Designee ceases to be a member of the Parent Board (whether due to death, resignation or otherwise), Seven One Eight Three Four Irrevocable Trust may, subject to Section 4.10(e), select another individual (who Parent may require to be an independent director, if appointed, if the Board Designee who ceased to be a member of the Parent Board was an independent director and the selection of a director who is not independent would cause the Parent

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to not be in compliance with the independence rules of the Exchange Act or Nasdaq) as a Proposed Designee to fill the vacancy created thereby, and, following the application of the provisions of Section 4.10(b), Parent shall as promptly as practicable act to appoint such resulting Board Designee to fill such vacancy.

(d) The Board Designee shall be subject to the policies and requirements of Parent and the Parent Board, including the corporate governance guidelines of the Parent Board and Parent’s Code of Business Conduct and Ethics, in a manner consistent with the application of such policies and requirements to other members of the Parent Board. Parent shall reimburse the expenses of the Board Designee consistent with Parent’s policies on business expense reimbursement and shall indemnify and provide the Board Designee with director and officer liability insurance to the same extent it indemnifies and provides insurance for the other non-employee members of the Parent Board pursuant to its Organizational Documents, applicable Law or otherwise.

(e) From and after the first date on which Seven One Eight Three Four Irrevocable Trust, together with its Affiliates, collectively, do not, directly or indirectly, hold at least 15% of the then-outstanding shares of Parent Common Stock, assuming for such purposes the conversion into Parent Common Stock of all shares of Parent Preferred Stock outstanding at the applicable time without regard to the application of the “Beneficial Ownership Limitation” provided for, and as defined, in the Certificate of Designation (the “Designee Termination Date”), (i) Seven One Eight Three Four Irrevocable Trust shall no longer be entitled to designate a Board Designee, and (ii) at any time when there is a Board Designee serving on the Parent Board, Parent, upon the affirmative vote of a majority of the independent members of the Parent Board other than the Board Designee, may request in writing that such Board Designee resign from the Parent Board, and Seven One Eight Three Four Irrevocable Trust shall use its commercially reasonable efforts to cause such Board Designee to resign from the Parent Board within five (5) Business Days following such written request. After the later to occur of the Designee Termination Date and the date any remaining Board Designee has resigned from the Parent Board in accordance with this Section 4.10(e), all rights of Seven One Eight Three Four Irrevocable Trust and obligations of Parent under this Section 4.10 shall terminate. Seven One Eight Three Four Irrevocable Trust is an intended third-party beneficiary of this Section 4.10 and, notwithstanding any other provision of this Agreement, this Section 4.10 shall not be amended without the prior written consent of Seven One Eight Three Four Irrevocable Trust to the extent such amendment would have an adverse impact on Seven One Eight Three Four Irrevocable Trust.

Section 4.11. Termination of Certain Agreements and Rights. The Company shall cause all Investor Agreements to be terminated in accordance with the terms thereof and as of immediately prior to the First Effective Time, without any liability being imposed on the part of the Surviving Entity.

Section 4.12. Section 16 Matters. Prior to the First Effective Time, Parent and the Company shall take all such steps as may be required (to the extent permitted under applicable Laws) to cause any acquisitions of Parent Common Stock, restricted stock awards to acquire Parent Common Stock and any Parent Stock Options to purchase Parent Common Stock in connection with the Contemplated Transactions, by each individual who is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

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Section 4.13. Cooperation. Each Party shall cooperate reasonably with the other Party and shall provide the other Party with such assistance as may be reasonably requested for the purpose of facilitating the performance by each Party of its respective obligations under this Agreement and to enable the combined entity to continue to meet its obligations following the First Effective Time.

Section 4.14. Closing Certificates.

(a) The Company will prepare and deliver to Parent prior to the Closing a certificate signed by the Chief Executive Officer of the Company in a form reasonably acceptable to Parent setting forth, as of immediately prior to the First Effective Time, (i) each holder of Company Common Stock, Company Preferred Stock and Company Options, (ii) such holder’s name and address and whether such holder has delivered to Parent, prior to the First Effective Time, an Accredited Investor Questionnaire pursuant to Section 6.1(b), (iii) the number and type of Company Common Stock or Company Preferred Stock held, or underlying Company Options, as of immediately prior to the First Effective Time for each such holder, and (iv) in accordance with Section 1.6(a)(ii), (A) the number of shares of Parent Common Stock and Parent Convertible Preferred Stock or (B) the amount of cash in lieu of any shares of Parent Common Stock and Parent Convertible Preferred Stock (along with the wire information of such holder to receive such cash amount), to be issued or paid, as applicable, to such holder pursuant to this Agreement in respect of the Company Common Stock or Company Preferred Stock held by such holder as of immediately prior to the First Effective Time, and (v) in accordance with Section 1.9, the number of shares of Parent Common Stock and Parent Convertible Preferred Stock underlying any Company Options converted into options to purchase Parent Common Stock or Parent Convertible Preferred Stock pursuant to this Agreement in respect of the Company Options held by such holder as of immediately prior to the First Effective Time (the “Allocation Certificate”).

(b) Parent will prepare and deliver to the Company prior to the Closing a certificate signed by the Chief Executive Officer of Parent in a form reasonably acceptable to the Company, setting forth, as of the close of business on the Reference Date, the number of shares of Parent Common Stock outstanding (the “Parent Outstanding Shares Certificate”).

Section 4.15. Takeover Statutes. If any Takeover Statute is or may become applicable to the Contemplated Transactions, each of the Company, the Company Board, Parent and the Parent Board, as applicable, shall grant such approvals and take such actions as are necessary so that the Contemplated Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on the Contemplated Transactions.

Section 4.16. Obligations of Merger Subs. Parent will take all action necessary to cause Merger Subs to perform their obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

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Section 4.17. Private Placement. Each of the Company and Parent shall take all reasonably necessary action on its part such that the issuance of Parent Common Stock Payment Shares and Parent Preferred Stock Payment Shares pursuant to this Agreement constitutes a transaction exempt from registration under the Securities Act in compliance with Rule 506 of Regulation D promulgated thereunder. Each book-entry with respect to Parent Common Stock Payment Shares and Parent Preferred Stock Payment Shares comprising the Merger Consideration shall, until such time that such shares are not so restricted under the Securities Act, bear a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities applicable Law or otherwise, if any):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAW.”

ARTICLE V.

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY

The obligations of each Party to effect the Merger and otherwise consummate the Contemplated Transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable Law, the written waiver by each of the Parties, at or prior to the Closing Date, of each of the following conditions:

Section 5.1. No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Contemplated Transactions shall have been issued by any court of competent jurisdiction or other Governmental Body of competent jurisdiction and remain in effect and there shall not be any Law which has the effect of making the consummation of the Contemplated Transactions illegal.

Section 5.2. Certificate of Designation. Parent shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware.

Section 5.3. Parent Financing. The Securities Purchase Agreement shall be in full force and effect, providing for cash proceeds of not less than the Concurrent Investment Amount to be funded and paid to Parent according to the terms and conditions thereof, in connection with the consummation of the transactions contemplated by the Securities Purchase Agreement.

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ARTICLE VI.

CLOSING DELIVERIES OF THE COMPANY

The obligations of Parent and Merger Subs to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Parent, at or prior to the Closing, of each of the following conditions:

Section 6.1. Documents. Parent shall have received the following documents, each of which shall be in full force and effect:

(a) a written resignation, in a form reasonably satisfactory to Parent, dated as of the Closing Date and effective as of the Closing, executed by each of the directors of the Company listed in Section 6.1(a) of the Company Disclosure Schedule;

(b) a written instrument (or instruments, as the case may be) evidencing termination of each of the Investor Agreements, in accordance with Section 4.11;

(c) the Allocation Certificate; and

(d) duly completed and executed accredited investor questionnaires in substantially the form attached hereto as Exhibit F (the “Accredited Investor Questionnaire”) from holders of Company Capital Stock representing at least 99% of the shares of Company Capital Stock (on an as-converted basis) as of immediately prior to the First Effective Time.

Section 6.2. FIRPTA Certificate. Parent shall have received (a) an original signed statement from the Company that the Company is not, and has not been at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation,” as defined in Section 897(c)(2) of the Code, conforming to the requirements of Treasury Regulations Section 1.1445-2(c)(3) and 1.897-2(h), and (b) an original signed notice to be delivered to the IRS in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), together with written authorization for Parent to deliver such notice to the IRS on behalf of the Company following the Closing, each dated as of the Closing Date, duly executed by an authorized officer of the Company, and in form and substance reasonably acceptable to Parent; provided that Parent’s sole remedy for the Company’s failure to deliver such documentation shall be to withhold pursuant to Section 1.13.

Section 6.3. Company Lock-Up Agreements. Parent shall have received the Lock-Up Agreements duly executed by each of the Company Signatories, each of which shall be in full force and effect.

ARTICLE VII.

CLOSING DELIVERIES OF PARENT

The obligations of the Company to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by the Company, at or prior to the Closing, of each of the following conditions:

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Section 7.1. Documents. The Company shall have received the following documents, each of which shall be in full force and effect:

(a) the Parent Outstanding Shares Certificate;

(b) a written resignation, in a form reasonably satisfactory to the Company, dated as of the Closing Date and effective as of the Closing, executed by each of the officers and directors of Parent who are not to continue as officers or directors, as the case may be, of Parent after the Closing pursuant to Section 4.10; and

(c) certified copies of the resolutions duly adopted by the Parent Board and in full force and effect as of the Closing authorizing the appointment of the directors and officers set forth in Section 4.10.

Section 7.2. Parent Lock-Up Agreements. The Company shall have received the Lock-Up Agreements duly executed by each of the Parent Signatories, each of which shall be in full force and effect.

ARTICLE VIII.

MISCELLANEOUS PROVISIONS

Section 8.1. Non-Survival of Representations and Warranties. The representations and warranties of the Company, Parent and Merger Subs contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the First Effective Time, and only the covenants that by their terms survive the First Effective Time and this Article VIII shall survive the First Effective Time.

Section 8.2. Amendment. This Agreement may be amended with the approval of the respective boards of directors (or members, as applicable) of the Surviving Entity and Parent and, solely in the case of an amendment to Section 4.10 to the extent such amendment would have an adverse impact on Seven One Eight Three Four Irrevocable Trust, Seven One Eight Three Four Irrevocable Trust, at any time; provided, however, that after any such approval of this Agreement by a Party’s stockholders, no amendment shall be made which by Law requires further approval of such stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Surviving Entity and Parent and, solely in the case of an amendment to Section 4.10 to the extent such amendment would have an adverse impact on Seven One Eight Three Four Irrevocable Trust, Seven One Eight Three Four Irrevocable Trust.

Section 8.3. Waiver. No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

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Section 8.4. Entire Agreement; Counterparts; Exchanges by Electronic Transmission. This Agreement and the other schedules, exhibits, certificates, instruments and agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 8.5. Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 8.5; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 8.8; and (f) irrevocably and unconditionally waives the right to trial by jury.

Section 8.6. Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the Parties, the prevailing Party in such action or suit (as determined by a court of competent jurisdiction) shall be entitled to recover its reasonable out-of- pocket attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

Section 8.7. Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the other Party’s prior written consent shall be void and of no effect.

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Section 8.8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, or (c) on the date delivered in the place of delivery if sent by email (with a written or electronic confirmation of delivery) prior to 5:00 p.m. Eastern Time, otherwise on the next succeeding Business Day, in each case to the intended recipient as set forth below:

if to Parent or Merger Subs:

Cartesian Therapeutics, Inc. (f/k/a Selecta Biosciences, Inc.)

65 Grove Street, Watertown, MA 02472

Attention: Matthew Bartholomae

Email Address: [***]

with a copy to (which shall not constitute notice):

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, NY 10018

Attention: Jack S. Bodner

Email Address: [***]

if to the Company:

Cartesian Bio, LLC (f/k/a Cartesian Therapeutics, Inc.)

704 Quince Orchard Rd.

Gaithersburg, MD 20878

Attention: Murat Kalayoglu

Email Address: [***]

with a copy to (which shall not constitute notice):

Foley Hoag LLP

Seaport World Trade Center West

155 Seaport Boulevard

Boston, Massachusetts 02210

Attention: William R. Kolb

Email Address: [***]

Section 8.9. Cooperation. Each Party agrees to cooperate fully with the other Party and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other Party to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement.

Section 8.10. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment

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of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

Section 8.11. Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 8.12. No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties, the D&O Indemnified Parties to the extent of their respective rights pursuant to Section 4.5 and Seven One Eight Three Four Irrevocable Trust to the extent of its rights pursuant to Section 4.10) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.13. Construction.

(a) References to “cash,” “dollars” or “$” are to U.S. dollars.

(b) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(c) The Parties have participated jointly in the negotiating and drafting of this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

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(d) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(e) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively.

(f) Any reference to legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations, and statutory instruments issued or related to such legislations.

(g) The bold-faced headings and table of contents contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(h) The Parties agree that each of the Company Disclosure Schedule and the Parent Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Agreement. The disclosures in any section or subsection of the Company Disclosure Schedule or the Parent Disclosure Schedule shall qualify other sections and subsections in this Agreement to the extent it is readily apparent on its face from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

(i) Each of “delivered” or “made available” means, with respect to any documentation, that (i) prior to 11:59 p.m. (Eastern Time) on the date that is two Business Days prior to the date of this Agreement (A) a copy of such material has been posted to and made available by a Party to the other Party and its Representatives in the electronic data room maintained by such disclosing Party or (B) such material is disclosed in the Parent SEC Documents filed with the SEC prior to the date hereof and publicly made available on the SEC’s Electronic Data Gathering Analysis and Retrieval system or (ii) delivered by or on behalf of a Party or its Representatives via electronic mail or in hard copy form prior to the execution of this Agreement.

(j) Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in New York City, are authorized or obligated by Law to be closed, the Party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular Business Day.

Section 8.14. Expenses. Except as otherwise expressly provided in this Agreement, all expenses incurred in connection with this Agreement and the Contemplated Transactions will be paid by the Party incurring such expenses.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

SELECTA BIOSCIENCES, INC.

By:	/s/ Carsten Brunn
Name:	Carsten Brunn
Title:	President and CEO

SAKURA MERGER SUB I, INC.

By:	/s/ Carsten Brunn
Name:	Carsten Brunn
Title:	President

SAKURA MERGER SUB II, LLC

By:	/s/ Blaine Davis
Name:	Blaine Davis
Title:	Authorized Signatory

[Signature page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

CARTESIAN THERAPEUTICS, INC.

By:	/s/ Murat Kalayoglu
Name:	Murat Kalayoglu
Title:	Chief Executive Officer

[Signature page to Agreement and Plan of Merger]

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of this Agreement (including this Exhibit A)

“Accredited Investor Questionnaire” has the meaning set forth in Section 6.1(d).

“ACT” has the meaning set forth in Section 4.17.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise.

“Aggregate Valuation” means the sum of (a) the Company Valuation plus (b) the Parent Valuation.

“Agreement” means the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.

“Allocation Certificate” has the meaning set forth in Section 4.14. “Anti-Bribery Laws” has the meaning set forth in Section 2.22.

“Board Designee” has the meaning set forth in Section 4.10(b).

“Board Qualifications” has the meaning set forth in Section 4.10(b).

“Book-Entry Shares” has the meaning set forth in Section 1.7.

“Business Associate Agreements” has the meaning set forth in Section 2.14(h).

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York City, are authorized or obligated by Law to be closed.

“Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Parent Convertible Preferred Stock in substantially the form attached hereto as Exhibit D.

“Certificates of Merger” has the meaning set forth in Section 1.3.

“Certifications” has the meaning set forth in Section 3.7(a).

“Closing” has the meaning set forth in Section 1.3.

“Closing Date” has the meaning set forth in Section 1.3.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble.

“Company Allocation Percentage” means the quotient (rounded to four decimal places) determined by dividing (a) the Company Valuation by (b) the Aggregate Valuation.

“Company Associate” means any current or former employee, independent contractor, officer or director of the Company.

“Company Benefit Plan” has the meaning set forth in Section 2.17(a).

“Company Board” means the board of directors of the Company.

“Company Board Approval” has the meaning set forth in the Recitals.

“Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.

“Company Common Stock” means the Common Stock, $0.01 par value per share, of the Company.

“Company Contract” means any Contract: (a) to which the Company is a Party; (b) by which the Company or any Company IP or any other asset of the Company is or may become bound or under which the Company has, or may become subject to, any obligation; or (c) under which the Company has or may acquire any right or interest.

“Company Data” means all data and information processed by or for the Company or any of its Subsidiaries.

“Company Disclosure Schedule” has the meaning set forth in Article II.

“Company ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is (or at any relevant time was) treated with the Company as a single employer within the meaning of Section 414 of the Code.

“Company Financials” has the meaning set forth in Section 2.7(a).

“Company In-bound License” has the meaning set forth in Section 2.12(d).

“Company IP” means all Intellectual Property Rights that are owned or purported to be owned by, assigned to, or exclusively licensed by, the Company.

“Company Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Company Material Adverse Effect, has or would reasonably be expected to have a material adverse Effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company taken as a whole; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Company Material Adverse Effect: (a) general business or economic conditions affecting the industry in which the Company operates, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP), (e) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions; provided that this clause (e) shall not apply to any representation or warranty (or condition to the consummation of the Mergers relating to such representation or warranty) to the extent the representation and warranty expressly addresses the consequences resulting from the execution and delivery of this Agreement or the consummation of the Contemplated Transactions; or (f) resulting from the taking of any action or the omission to take any action by Company that is required by this Agreement; except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting the Company, taken as a whole, relative to other similarly situated companies in the industries in which the Company operates.

“Company Material Contract(s)” has the meaning set forth in Section 2.13(a).

“Company Merger Shares” means the product determined by multiplying (a) the Post-Closing Parent Shares by (b) the Company Allocation Percentage.

“Company Options” means options or other rights to purchase shares of Company Common Stock issued by the Company.

“Company Options Blackout Period” means the period beginning on the day prior to the Closing Date and ending on the twenty-fifth (25th) day following the Closing Date.

“Company Out-bound License” has the meaning set forth in Section 2.12(d).

“Company Outstanding Shares” means the total number of shares of Company Common Stock outstanding immediately prior to the First Effective Time expressed on a fully diluted basis, calculated using the treasury stock method, and assuming, without limitation or duplication, the issuance of shares of Company Common Stock in respect of all Company Options and the conversion of each share of Company Preferred Stock into shares of Company Common Stock pursuant to the terms of the Company’s certificate of incorporation, whether conditional or unconditional, that will be outstanding as of immediately prior to the First Effective Time.

“Company Permits” has the meaning set forth in Section 2.14(b).

“Company Plan” has the meaning set forth in Section 2.6(c).

“Company Preferred Stock” has the meaning set forth in Section 2.6(a).

“Company Real Estate Leases” has the meaning set forth in Section 2.11.

“Company Regulatory Permits” has the meaning set forth in Section 2.14(d).

“Company Signatories” has the meaning set forth in the Recitals.

“Company Stock Certificate” has the meaning set forth in Section 1.7.

“Company Stockholder Matters” has the meaning set forth in the Recitals.

“Company Unaudited Balance Sheet” has the meaning set forth in Section 2.7(a).

“Company Valuation” means $170,000,000.

“Concurrent Investment Amount” means $60,250,000 as contemplated by the Securities Purchase Agreement.

“Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement, dated as of October 14, 2022, by and between the Company and Parent.

“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

“Contemplated Transactions” means the Merger, Parent Stockholder Support Agreements, the CVR Agreement and the other transactions and actions contemplated by this Agreement to be consummated at or prior to the Closing (but not, for the avoidance of doubt, the actions proposed to be taken as the Parent Stockholders’ Meeting following the Closing pursuant to Section 4.1).

“Continuing Employees” has the meaning set forth in Section 4.4(a).

“Contract” means, with respect to any Person, written contract, agreement, subcontract, lease (whether for real or personal property), mortgage, license, sublicense or other legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.

“CVR” has the meaning set forth in Section 1.11(a).

“CVR Agreement” has the meaning set forth in Section 1.11(a).

“CVR Record Date” means the record date with respect to the distribution of the CVR by Parent, which record date shall be fixed by the Parent Board and shall be no less than twenty (20) days and no more than twenty-four (24) days following the Closing Date.

“D&O Indemnified Parties” has the meaning set forth in Section 4.5(a).

“Data Processing Policy” means each policy, statement, representation, or notice of the Company, Parent or their respective Subsidiaries relating to the Processing of Company Data or Parent Data (as applicable), privacy, data protection, or security.

“Designee Termination Date” has the meaning set forth in Section 4.10(e).

“DGCL” means the General Corporation Law of the State of Delaware.

“Disqualifying Event” has the meaning set forth in Section 3.24.

“DLLCA” means the Delaware Limited Liability Company Act.

“Drug Regulatory Agency” has the meaning set forth in Section 2.14(a).

“Effect” means any effect, change, event, circumstance, or development.

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, lease, license, option, easement, reservation, servitude, adverse title, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction or encumbrance of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Enforceability Exceptions” means the (a) Laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

“Entity” means any corporation (including any non-profit corporation), partnership (including any general partnership, limited partnership or limited liability partnership), joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity, and each of its successors.

“Environmental Law” means any federal, state, local or foreign Law relating to pollution or protection of human health (as it relates to exposure to Hazardous Materials) or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Agent” has the meaning set forth in Section 1.8.

“Exchange Fund” has the meaning set forth in Section 1.8.

“Exchange Ratio” means, subject to adjustment pursuant to Section 1.6(e), the quotient (rounded to four decimal places) obtained by dividing (a) the Company Merger Shares by (b) the Company Outstanding Shares. The Parties agree that the Exchange Ratio is 213,822.7408.

“FDA” has the meaning set forth in Section 2.14(a).

“FDCA” has the meaning set forth in Section 2.14(a).

“First Certificate of Merger” has the meaning set forth in Section 1.3.

“First Effective Time” has the meaning set forth in Section 1.3.

“First Merger” has the meaning set forth in the Recitals.

“First Merger Sub” has the meaning set forth in the Preamble.

“First Merger Sub Board” means the board of directors of First Merger Sub.

“First Merger Sub Board Approval” has the meaning set forth in the Recitals.

“First Step Surviving Corporation” has the meaning set forth in Section 1.1.

“FLSA” has the meaning set forth in Section 2.17(m).

“GAAP” means generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

“GCP” has the meaning set forth in Section 2.14(e).

“GLP” has the meaning set forth in Section 2.14(e).

“Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, variance, exception, approval, exemption, order, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or (b) right under any Contract with any Governmental Body.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, bureau, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity court or other tribunal, and, for the avoidance of doubt, taxing authority); or (d) self-regulatory organization (including Nasdaq).

“Hazardous Materials” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Law, including crude oil or any fraction thereof, and petroleum products or byproducts.

“HIPAA” has the meaning set forth in Section 2.14(h).

“Intellectual Property Rights” means and includes all intellectual property or other proprietary rights under the laws of any jurisdiction in the world, including: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, software, databases, and mask works; (b) trademarks, service marks, trade dress, logos, trade names and other source identifiers, domain names and URLs and similar rights and any goodwill associated therewith; (c) rights associated with trade secrets, know how, inventions, invention disclosures, methods, processes, protocols, specifications, techniques and other forms of technology; (d) patents and industrial property rights; (e) other similar proprietary rights in intellectual property of every kind and nature; (f) rights of privacy and publicity; and (g) all registrations, renewals, extensions, statutory invention registrations, provisionals, continuations, continuations-in-part, provisionals, divisions, or reissues of, and applications for, any of the rights referred to in clauses (a) through (f) above (whether or not in tangible form and including all tangible embodiments of any of the foregoing, such as samples, studies and summaries), along with all rights to prosecute and perfect the same through administrative prosecution, registration, recordation or other administrative proceeding, and all causes of action and rights to sue or seek other remedies arising from or relating to the foregoing, including for past, present or future infringement of any of the foregoing.

“Intended Tax Treatment” has the meaning set forth in Section 4.8(a).

“Investor Agreements” has the meaning set forth in Section 2.21(b).

“IRS” means the United States Internal Revenue Service.

“Knowledge” means, with respect to an individual, that such individual is actually aware of the relevant fact or such individual would reasonably be expected to know such fact in the ordinary course of the performance of such individual’s employment responsibilities after due inquiry. Any Person that is an Entity shall have Knowledge if any officer or director of such Person as of the date such knowledge is imputed has Knowledge of such fact or other matter.

“Law” means any federal, state, national, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of Nasdaq or the Financial Industry Regulatory Authority).

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Liability” has the meaning set forth in Section 2.9.

“Lock-Up Agreement” has the meaning set forth in the Recitals.

“Merger” has the meaning set forth in the Recitals.

“Merger Consideration” has the meaning set forth in Section 1.5.

“Merger Subs” has the meaning set forth in the Preamble.

“Nasdaq” means the Nasdaq Stock Market LLC, including the Nasdaq Global Market or such other Nasdaq market on which shares of Parent Common Stock are then listed.

“Nasdaq Listing Application” has the meaning set forth in Section 4.7.

“Ordinary Course of Business” means, in the case of each of the Company and Parent, such actions taken in the ordinary course of its normal operations and consistent with its past practices.

“Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of association or incorporation or organization or limited partnership or limited liability company, and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) bylaws, regulations and similar documents or agreements relating to the organization or governance of such Person, in each case, as amended or supplemented.

“Parent” has the meaning set forth in the Preamble.

“Parent 2022 Warrants” means the Common Stock Purchase Warrants, dated as of April 11, 2022, issued by Parent to purchase shares of Parent Common Stock.

“Parent Allocation Percentage” means the quotient (rounded to four decimal places) determined by dividing (a) the Parent Valuation by (b) the Aggregate Valuation.

“Parent Associate” means any current or former employee, independent contractor, officer or director of Parent.

“Parent Balance Sheet” means the unaudited balance sheet of Parent as of June 30, 2023 (the “Parent Balance Sheet Date”) made available to the Company prior to the date of this Agreement.

“Parent Benefit Plan” has the meaning set forth in Section 3.17(a).

“Parent Board” means the board of directors of Parent.

“Parent Board Approval” has the meaning set forth in the Recitals.

“Parent Charter” means the restated certificate of incorporation of Parent, dated as of December 10, 2007, as amended as of June 27, 2016.

“Parent Common Stock” means the Common Stock, $0.0001 par value per share, of Parent.

“Parent Common Stock Consideration Cap” means such number of shares of Parent Common Stock equal to (a) no more than 19.9% of the outstanding shares of Parent Common Stock as of immediately before the First Effective Time minus (b) such number of shares of Parent Common Stock reserved for settlement of, or other issuance pursuant to the terms of, Company Options in accordance with Section 1.9(a).

“Parent Common Stock Payment Shares” has the meaning set forth in Section 1.5.

“Parent Contract” means any Contract: (a) to which Parent or any of its Subsidiaries is a party; (b) by which Parent or any of its Subsidiaries or any Parent IP or any other asset of Parent or any of its Subsidiaries is or may become bound or under which Parent or any of its Subsidiaries has, or may become subject to, any obligation; or (c) under which Parent or any of its Subsidiaries has or may acquire any right or interest.

“Parent Convertible Preferred Stock” means the shares of Parent capital stock designated in the Certificate of Designation as “Series A Non-Voting Convertible Preferred Stock,” par value $0.0001 per share, with the rights, preferences, powers and privileges specified in the Certificate of Designation.

“Parent Covered Person” means, with respect to Parent as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Parent Data” means all data and information Processed by or for Parent or any of its Subsidiaries.

“Parent Disclosure Schedule” has the meaning set forth in ARTICLE III.

“Parent Equity Award” has the meaning set forth in Section 1.10(a)(i).

“Parent ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is (or at any relevant time was) treated with Parent or any of its Subsidiaries as a single employer within the meaning of Section 414 of the Code.

“Parent ESPP” means Parent’s 2016 Employee Stock Purchase Plan, as may be amended from time to time.

“Parent ESPP Purchase Right” means an option or right to purchase shares of Parent Common Stock under the Parent ESPP.

“Parent In-bound License” has the meaning set forth in Section 3.12(d).

“Parent IP” means all Intellectual Property Rights that are owned or purported to be owned by, assigned to, or exclusively licensed by, Parent or its Subsidiaries.

“Parent Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Parent Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of Parent and its Subsidiaries, taken as a whole; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Parent Material Adverse Effect: (a) general business or economic conditions affecting the industry in which Parent and its Subsidiaries operates, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) any change in the stock price or trading volume of Parent Common Stock (it being understood, however, that any Effect causing or contributing to any change in stock price or trading volume of Parent Common Stock may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition); (e) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP); (f) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions; provided that this clause (f) shall not apply to any representation or warranty (or condition to the consummation of the Mergers relating to such representation or warranty) to the extent the representation and warranty expressly addresses the consequences resulting from the execution and delivery of this Agreement or the consummation of the Contemplated Transactions; or (g) resulting from the taking of any action or the omission to take any action by Parent that is required by this Agreement, except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting Parent and its Subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which Parent and its Subsidiaries operates.

“Parent Material Contract(s)” has the meaning set forth in Section 3.13(a).

“Parent Out-bound License” has the meaning set forth in Section 3.12(d).

“Parent Outstanding Shares” means the total number of shares of Parent Common Stock outstanding immediately prior to the First Effective Time expressed on a fully diluted basis, calculated using the treasury stock method, and assuming, without limitation or duplication, the issuance of shares of Parent Common Stock in respect of all Parent Warrants, whether conditional or unconditional, that will be outstanding as of immediately prior to the First Effective Time. Notwithstanding any of the foregoing, any shares of Parent Common Stock subject to Parent Equity Awards shall not be included in the total number of shares of Parent Common Stock outstanding for purposes of determining the Parent Outstanding Shares.

“Parent Outstanding Shares Certificate” has the meaning set forth in Section 4.14(b).

“Parent Permits” has the meaning set forth in Section 3.14(b).

“Parent Preferred Stock” means the Preferred Stock, $0.0001 par value per share, of Parent.

“Parent Preferred Stock Payment Shares” has the meaning set forth in Section 1.5.

“Parent Real Estate Leases” has the meaning set forth in Section 3.11.

“Parent Regulatory Permits” has the meaning set forth in Section 3.14(d).

“Parent RSU” has the meaning set forth in Section 1.10(a)(i).

“Parent SEC Documents” has the meaning set forth in Section 3.7(a).

“Parent Securities” has the meaning set forth in Section 3.6(d).

“Parent Signatories” has the meaning set forth in the Recitals.

“Parent Stock Option” has the meaning set forth in Section 1.10(a)(i).

“Parent Stock Plans” means collectively, the Parent ESPP and Parent’s 2015 Equity Incentive Plan, 2016 Equity Incentive Plan, and 2018 Equity Incentive Plan, each as may be amended from time to time.

“Parent Stockholder Matters” has the meaning set forth in Section 4.1(a)(ii).

“Parent Stockholder Support Agreement” has the meaning set forth in the Recitals.

“Parent Stockholders’ Meeting” has the meaning set forth in Section 4.1(a)(ii).

“Parent Valuation” means $62,620,000.

“Parent Warrant” means each warrant issued by Parent to purchase shares of Parent Common Stock.

“Party” or “Parties” means the Company, First Merger Sub, Second Merger Sub and Parent.

“Permitted Encumbrance” means, with respect to the Company or Parent, (a) any Encumbrance for current Taxes not yet due and payable or for Taxes that are being contested in good faith and, in each case, for which adequate reserves have been made on the Company Unaudited Balance Sheet or the Parent Balance Sheet, as applicable, in accordance with GAAP; (b) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets or properties subject thereto or materially impair the operations of the Company or Parent and its Subsidiaries, taken as a whole, as applicable; (c) statutory liens to secure obligations to landlords, lessors or renters under leases or rental agreements; (d) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by Law; (e) non- exclusive licenses of Intellectual Property Rights granted by the Company or Parent or any of its Subsidiaries, as applicable, in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the Intellectual Property Rights subject thereto; and (f) statutory liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies the payment for which is not delinquent.

“Person” means any individual, Entity or Governmental Body.

“PHSA” has the meaning set forth in Section 2.14(a).

“Post-Closing Parent Shares” mean the quotient determined by dividing (a) the Parent Outstanding Shares by (b) the Parent Allocation Percentage.

“Post-Closing Plans” has the meaning set forth in Section 4.4(a).

“Preferred Stock Conversion Proposal” has the meaning set forth in Section 1.5.

“Privacy and Data Processing Requirements” means any applicable (a) Law relating to privacy, data protection, or security, (b) Data Processing Policy, or (c) requirement of any self-regulatory organization, industry standard (including, as applicable, the Payment Card Industry Data Security Standard), or Contract by which the Company, Parent or their respective Subsidiaries are bound relating to the Processing of Company Data or Parent Data (as applicable), privacy, data protection, or security, including, in each case of (a) through (c), in connection with direct marketing or the initiation, transmission, monitoring, interception, recording, or receipt of communications.

“Process” means, with respect to any data, information, or information technology system, any operation or set of operations performed thereon, whether or not by automated means, including access, adaptation, alignment, alteration, collection, combination, compilation, consultation, creation, derivation, destruction, disclosure, disposal, dissemination, erasure, interception, maintenance, making available, organization, recording, restriction, retention, retrieval, storage, structuring, transmission, and use, and security measures with respect thereto.

“Proposed Designee” has the meaning set forth in Section 4.10(b).

“Proxy Statement” has the meaning set forth in Section 4.2(a).

“Reference Date” means November 9, 2023.

“Registered IP” means all Intellectual Property Rights that are registered or issued under the authority of, with or by any Governmental Body, including all patents, registered copyrights, registered mask works, and registered trademarks, service marks and trade dress, and all applications for any of the foregoing.

“Representatives” means directors, officers, employees, agents, attorneys, accountants, investment bankers, advisors and representatives.

“Required Company Stockholder Vote” has the meaning set forth in Section 2.4.

“Required Parent Stockholder Vote” has the meaning set forth in Section 3.4.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“Second Certificate of Merger” has the meaning set forth in Section 1.3.

“Second Effective Time” has the meaning set forth in Section 1.3.

“Second Merger” has the meaning set forth in the Recitals.

“Second Merger Sub” has the meaning set forth in the Preamble.

“Second Merger Sub Sole Member Approval” has the meaning set forth in the Preamble.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Purchase Agreement” has the meaning set forth in the Recitals.

“Share Increase Proposal” has the meaning set forth in Section 4.1(a)(ii).

“Stockholder Written Consent” has the meaning set forth in the Recitals.

“Subsidiary” An entity shall be deemed to be a ‘subsidiary’ of a Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities or other interests in such entity that is sufficient to enable such Person to elect at least a majority of the members of such entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such Entity.

“Surviving Entity” has the meaning set forth in Section 1.1.

“Takeover Statute” means any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover Law.

“Tax” means any federal, state, local, foreign or other tax imposed by Law, including any net or gross income, capital gain, gross receipts, capital stock, profits, transfer, estimated, registration, stamp, premium, escheat, unclaimed property, customs duty, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, business, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, national health insurance, withholding or other taxes of any kind whatsoever (and including any duties, fees, assessments or other charges imposed by Law in the nature of a tax), however denominated (whether imposed directly or through withholding), and including any fine, penalty, addition to tax, interest or other additional amount imposed with respect thereto.

“Tax Return” means any return (including any information return), form, declaration, report, election, claim for refund or estimate, as well as any schedule (or similar attachment) or amendment to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the administration, determination, assessment, collection or payment of any Tax.

“Transfer Taxes” has the meaning set forth in Section 4.8(b).

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

“WARN Act” means the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local plant closing mass layoff statute, rule or regulation.

“Withholding Agent” has the meaning set forth in Section 1.13.

EXHIBIT B

FORM OF LOCK-UP AGREEMENT

(See attached.)

FORM OF LOCK-UP AGREEMENT

November 13, 2023

Selecta Biosciences, Inc.

65 Grove Street

Watertown, MA 02472

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that, concurrently with the execution and delivery of this Lock-Up Agreement, Selecta Biosciences, Inc., a Delaware corporation (including any successor thereto, “Parent”), has entered into an Agreement and Plan of Merger, dated as of November 13, 2023 (as the same may be amended from time to time, the “Merger Agreement”) with Sakura Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, Sakura Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent, and Cartesian Therapeutics, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

1. As a condition and material inducement to each of the parties to enter into the Merger Agreement and to consummate the Contemplated Transactions, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Parent and, until the Closing has occurred, the Company, the undersigned will not, during the period commencing upon the Closing and ending on the date that is 180 days after the Closing Date (the “Restricted Period”):

(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock, Parent Convertible Preferred Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock (including without limitation, Parent Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and securities of Parent which may be issued upon exercise of Parent Stock Options or settlement of Parent RSUs) that are currently or hereafter owned by the undersigned (collectively, the “Undersigned’s Shares”);

(ii) enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (i) above or this clause (ii) is to be settled by delivery of Parent Common Stock, Parent Convertible Preferred Stock or other securities, in cash or otherwise;

(iii) make any demand for, or exercise any right with respect to, the registration of any shares of Parent Common Stock, Parent Convertible Preferred Stock or any security convertible into or exercisable or exchangeable for Parent Common Stock (other than such rights set forth in the Merger Agreement); or

(iv) publicly disclose the intention to do any of the foregoing.

2. The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

(a) transfers of the Undersigned’s Shares:

(i) if the undersigned is a natural person, (A) to any person related to the undersigned (or to an ultimate beneficial owner of the undersigned) by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide charitable gift or contribution, (D) by operation of Law pursuant to a qualified domestic order or in connection with a divorce settlement, or (E) to any partnership, corporation or limited liability company which is controlled by or under common control with the undersigned and/or by any such Family Member(s);

(ii) if the undersigned is a corporation, partnership or other Entity, (A) to another corporation, partnership, or other Entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities under common control or management with the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), (B) as a distribution or dividend to equity holders, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide charitable gift or contribution or otherwise to a trust or other entity for the direct or indirect benefit of an immediate family member of a beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the Undersigned’s Shares, or (D) transfers or dispositions not involving a change in beneficial ownership; or

(iii) if the undersigned is a trust, to any grantors or beneficiaries of the trust;

provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value and each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to Parent a lock-up agreement in the form of this Lock-Up Agreement with respect to the shares of Parent Common Stock, Parent Convertible Preferred Stock or such other securities that have been so transferred or distributed;

(b) the exercise of Parent Stock Options (including a net or cashless exercise of a Parent Stock Option), and any related transfer of shares of Parent Common Stock to Parent for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(c) the disposition (including a forfeiture or repurchase) to Parent of any shares of restricted stock granted pursuant to the terms of any employee benefit plan or restricted stock purchase agreement;

(d) transfers to Parent in connection with the net settlement of any Parent RSU or other equity award that represents the right to receive in the future shares of Parent Common Stock settled in Parent Common Stock to pay any tax withholding obligations; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(e) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Parent Common Stock; provided that such plan does not provide for any transfers of Parent Common Stock during the Restricted Period;

(f) transfers by the undersigned of shares of Parent Common Stock purchased by the undersigned on the open market or in a public offering by Parent, in each case following the Closing Date;

(g) pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent’s capital stock involving a change of control of Parent, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement; or

(h) pursuant to an order of a court or regulatory agency;

and provided, further, that, with respect to each of (a), (b), (c), (d) and (e) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or disposition during the Restricted Period (other than in connection with (i) bona fide charitable gifts or contributions of the Undersigned’s Shares that in the aggregate represent 1% or less of Parent’s then outstanding shares of Parent Common Stock (on an as-converted basis and disregarding for this purpose any beneficial ownership limitation applicable to the conversion of Parent Convertible Preferred Stock or any other securities into Parent Common Stock (“As-Converted Basis”)), where for these purposes the number of outstanding shares of Parent Common Stock shall include the shares of Parent Common Stock issuable upon conversion of all then outstanding shares of Parent Convertible Preferred Stock (on an As-Converted Basis), (ii) any exit filings or public announcements that may be required under applicable federal and state securities Laws or (iii) in respect of a required filing under the Exchange Act in connection with the exercise of an option to purchase Parent Common Stock or in connection with the net settlement of any RSU or other equity award that represents the right to receive in the future shares of Parent Common Stock settled in Parent Common Stock that would otherwise expire during the Restricted Period, provided that (A) reasonable notice shall be provided to Parent prior to any such filing and (B) such filing, report or announcement shall clearly indicate in the footnotes therein, in reasonable detail, a description of the circumstances of the transfer and that the shares remain subject to this Lock-Up Agreement).

For purposes of this Lock-Up Agreement, “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of Parent’s voting securities if, after such transfer, Parent’s stockholders as of immediately prior to such transfer do not hold a majority of the outstanding voting securities of Parent (or the surviving entity) other than the Contemplated Transactions.

3. Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of Parent. In furtherance of the foregoing, the undersigned agrees that Parent and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

4. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

5. The undersigned understands that if the Merger Agreement is terminated for any reason, the undersigned shall be released from all obligations under this Lock-Up Agreement. The undersigned understands that Parent and the Company are proceeding with the Contemplated Transactions in reliance upon this Lock- Up Agreement.

6. Any and all remedies herein expressly conferred upon Parent or the Company will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity, and the exercise by Parent or the Company of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur to Parent and/or the Company in the event that any provision of this Lock-Up Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Parent and the Company shall be entitled to an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent or the Company is entitled at Law or in equity, and the undersigned waives any bond, surety or other security that might be required of Parent or the Company with respect thereto. Each of the parties further agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

7. In the event that any holder of securities of Parent that are subject to a substantially similar agreement entered into by such holder, other than the undersigned, is permitted by Parent to sell or otherwise transfer or dispose of shares of Parent Common Stock, Parent Convertible Preferred Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock for value other than as permitted by this or a substantially similar agreement entered into by such holder (whether in one or multiple releases or waivers), the same percentage of shares of Parent Common Stock, Parent Convertible Preferred Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock held by the undersigned on the date of such release or waiver as the percentage of the total number of outstanding shares of such securities held by such holder on the date of such release or waiver that are the subject of such release or waiver (in each case, on an As-Converted Basis) shall be immediately and fully released on the same terms from any remaining restrictions set forth herein (the “Pro Rata Release”); provided, however, that such Pro Rata Release shall not be applied unless and until permission has been granted by Parent to an equity holder or equity holders to sell or otherwise transfer or dispose of all or a portion of such equity holders shares of Parent Common Stock in an aggregate amount in excess of 1% of the number of shares of Parent Common Stock (on an As-Converted Basis) originally subject to a substantially similar agreement. In the event of any Pro-Rata Release, Parent shall promptly (and in any event within two business days of such release) inform each relevant holder of Parent Common Stock, Parent Convertible Preferred Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock of the terms of such Pro-Rata Release.

8. Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Parent will cooperate with the undersigned to facilitate the timely preparation and delivery of certificates or the establishment of book-entry positions at Parent’s transfer agent representing the Undersigned’s Shares, including the withdrawal of any stop transfer instructions.

9. The undersigned understands that this Lock-Up Agreement is irrevocable and is binding upon the undersigned’s heirs, legal representatives, successors and assigns.

10. This Lock-Up Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of

Laws. In any action or Legal Proceeding between any of the parties arising out of or relating to this Lock- Up Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the state of Delaware or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or Legal Proceeding shall be heard and determined exclusively in accordance with clause (i) of this Section 10, (iii) waives any objection to laying venue in any such action or Legal Proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party, and (v) agrees that service of process upon such party in any such action or Legal Proceeding shall be effective if notice is given in accordance with Section 11 of this Lock-Up Agreement. This Lock-Up Agreement constitutes the entire agreement between the parties to this Lock-Up Agreement and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR LEGAL PROCEEDING RELATED TO OR ARISING OUT OF THIS LOCK-UP AGREEMENT, ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH AND THE MATTERS CONTEMPLATED HEREBY AND THEREBY.

11. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery), by electronic transmission (providing confirmation of transmission) to the Company or Parent, as the case may be, in accordance with Section 8.8 of the Merger Agreement and to the undersigned at his, her or its address or email address (providing confirmation of transmission) set forth on the signature page hereto (or at such other address for a party as shall be specified by like notice).

12. This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by Parent, the Company and the undersigned by electronic transmission in .pdf format shall be sufficient to bind such parties to the terms and conditions of this Lock-Up Agreement.

(Signature Page Follows)

Very truly yours,

Signature (for individuals):

Print Name of Stockholder:
Email:
Address:

Signature (for entities):

By:
Name:
Title:
Email:
Address:

SIGNATURE PAGE TO LOCK-UP AGREEMENT

Accepted and Agreed by SELECTA BIOSCIENCES, INC.:

By:
Name:
Title:

Accepted and Agreed by CARTESIAN THERAPEUTICS, INC.:

By:
Name:
Title:

SIGNATURE PAGE TO LOCK-UP AGREEMENT

EXHIBIT C

FORM OF PARENT STOCKHOLDER SUPPORT AGREEMENT

(See attached.)

FORM OF PARENT STOCKHOLDER SUPPORT AGREEMENT

SELECTA BIOSCIENCES, INC.

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”), dated as of November 13, 2023, is made by and among Selecta Biosciences, Inc., a Delaware corporation (“Parent”), Cartesian Therapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned holder (“Stockholder”) of shares of capital stock (the “Shares”) of Parent.

WHEREAS, concurrently with the entry into of this Agreement, Parent, Sakura Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“First Merger Sub”), Sakura Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Second Merger Sub”), and the Company, are entering into an Agreement and Plan of Merger, dated of even date herewith (the “Merger Agreement”), providing for the merger of First Merger Sub with and into the Company (the “First Merger”) and the merger of the Company with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”);

WHEREAS, Stockholder beneficially owns and has sole or shared voting power with respect to the number of Shares, and holds options to purchase shares of Parent Common Stock (“Parent Stock Options”), restricted stock units to acquire shares of Parent Common Stock (“Parent Restricted Stock Units”), and such other rights to acquire shares of Parent Common Stock, as the case may be, in each case in the number of Shares indicated opposite Stockholder’s name on Schedule 1 attached hereto;

WHEREAS, as an inducement and a condition to the willingness of Parent, First Merger Sub, Second Merger Sub and the Company to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder has agreed to enter into and perform this Agreement; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Merger Agreement.

NOW, THEREFORE, in consideration of, and as a condition to, Parent, First Merger Sub, Second Merger Sub and the Company’s entering into the Merger Agreement and proceeding with the transactions contemplated thereby, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder, Parent and the Company agree as follows:

1) Agreement to Vote Shares. Stockholder agrees that, prior to the Expiration Date (as defined in Section 2), at any meeting of the stockholders of Parent or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of Parent, with respect to the Parent Stockholder Matters, Stockholder shall, or shall cause the holder of record on any applicable record date to:

a) appear at such meeting or otherwise cause the Shares and any New Shares (as defined in Section 3) to be counted as present thereat (in person or by proxy) for purposes of calculating a quorum; and

b) from and after the date hereof until the Expiration Date, vote (or cause to be voted), or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares and any New Shares that Stockholder shall be entitled to so vote: (i) in favor of the Parent Stockholder Matters and any matter that would reasonably be expected to facilitate the Parent Stockholder Matters; (ii) against any proposal to remove the limitation set forth in Section 6.04 of the Certificate of Designation, initially set at 19.9%, of the number of shares of Parent Common Stock outstanding immediately after giving effect to the issuance of shares of Parent Common Stock upon conversion (the “Beneficial Ownership Limitation”) restricting such holders from beneficially owning a number of shares of Parent Common Stock in excess of the Beneficial Ownership Limitation; (iii) against any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Parent Stockholder Matters; and (iv) to approve any proposal to adjourn or postpone the applicable meeting to a later date, if there are not sufficient votes for the approval of the Parent Stockholder Matters on the date on which such meeting is held. Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.

2) Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earlier to occur of (a) the effective time of the approval of the Parent Stockholder Matters or (b) the date as of which, by mutual written agreement of Parent (for the avoidance of doubt, with the prior written approval required by Section 4.01(d) of Parent’s Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock) and Stockholder, this Agreement is terminated.

3) Additional Purchases. Stockholder agrees that any shares of capital stock or other equity securities of Parent that Stockholder purchases or with respect to which Stockholder otherwise acquires sole or shared voting power (including any proxy) after the execution of this Agreement and prior to the Expiration Date, whether by the exercise of any Parent Stock Options, settlement of Parent Restricted Stock Units or otherwise, including by gift, succession, in the event of a stock split or as a dividend or distribution of any Shares (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares.

4) Share Transfers. From and after the date hereof until the Expiration Date, Stockholder shall not, directly or indirectly, (a) sell, assign, transfer, tender, or otherwise dispose of (including by the creation of any Liens (as defined in Section 5(c))) any Shares or any New Shares acquired, (b) deposit any Shares or New Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to such Shares or New Shares or grant any proxy or power of attorney with respect thereto (other than this Agreement), (c) enter into any Contract, option, commitment or other arrangement or understanding with respect to the direct or indirect sale, transfer, assignment or other disposition of (including by the creation of any Liens) any Shares or New Shares, or (d) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder’s obligations under this Agreement. Notwithstanding the foregoing, Stockholder may make: (i) transfers by will or by operation of Law or other transfers for estate planning purposes; (ii) with respect to Stockholder’s Parent Stock Options which expire on or prior to the Expiration Date, transfers, sale, or other disposition of Shares or New Shares to Parent as payment for the (A) exercise price of Stockholder’s Parent Stock Options and (B) taxes applicable to the exercise of Stockholder’s Parent Stock Options; (iii) with respect to Stockholder’s Parent Restricted Stock Units, (A) transfers for the net settlement of Stockholder’s Parent Restricted Stock Units settled in Shares or New Shares (to pay any tax withholding obligations) or (B) transfers for receipt upon settlement of Stockholder’s Parent Restricted Stock Units, and the sale of a sufficient number of such Shares acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate taxes payable by Stockholder as a result of such settlement; (iv) if Stockholder is a partnership or limited liability company, a transfer to one or more partners or members of Stockholder or to an Affiliated corporation, trust or other Entity under common control with Stockholder, or if Stockholder is a trust, a transfer to a beneficiary; (v) transfers to another holder of the capital stock of Parent that has signed a support agreement in substantially the form hereof; and (vi) transfers, sales or other dispositions as Parent may otherwise agree in writing (with the prior written approval required by Section 4.01(d) of Parent’s Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock). If any voluntary or involuntary transfer of any Shares or New Shares covered hereby shall occur (including a transfer or disposition permitted by

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clauses (i) through (vi), sale by a Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares or New Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect, and, as condition for such transfer, the transferee shall agree in writing to be bound by the terms and conditions of this Agreement and either the Stockholder or the transferee provides Parent with a copy of such agreement promptly upon consummation of any such transfer.

5) Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent and the Company as follows:

a) If Stockholder is an Entity: (i) Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or constituted, (ii) Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, and (iii) the execution and delivery of this Agreement, performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby by Stockholder have been duly authorized by all necessary action on the part of Stockholder and no other proceedings on the part of Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. If Stockholder is an individual, Stockholder has the legal capacity to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby;

b) this Agreement has been duly executed and delivered by or on behalf of Stockholder and, assuming this Agreement constitutes a valid and binding agreement of the Company and Parent, constitutes a valid and binding agreement with respect to Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of Law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally;

c) Stockholder beneficially owns the number of Shares and other rights with respect to Shares indicated opposite Stockholder’s name on Schedule 1, and will own any New Shares, free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever (“Liens”), and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares or New Shares and none of the Shares or New Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares or the New Shares, except as contemplated by this Agreement;

d) the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his, her or its obligations hereunder and the compliance by Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Liens on any Shares or New Shares pursuant to, any agreement, instrument, note, bond, mortgage, Contract, lease, license, permit or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any Law, statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder is a corporation, partnership, trust or other Entity, any bylaw or other Organizational Document of Stockholder; except for any of the foregoing as would not reasonably be expected to prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect;

e) the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder does not and will not, require any consent, approval, authorization or

3

permit of, or filing with or notification to, any Governmental Body or regulatory authority by Stockholder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect;

f) no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent or the Company in respect of this Agreement based upon any Contract made by or on behalf of Stockholder; and

g) as of the date of this Agreement, there is no Legal Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder that would reasonably be expected to prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect.

6) Irrevocable Proxy. Subject to the final sentence of this Section 6, by execution of this Agreement, Stockholder does hereby appoint Parent and any of its designees with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the fullest extent of Stockholder’s rights with respect to the Shares or New Shares, to vote and exercise all voting and related rights, including the right to sign Stockholder’s name (solely in its capacity as a stockholder) to any stockholder consent, if Stockholder is unable to perform or otherwise does not perform his, her or its obligations under this Agreement, with respect to such Shares and New Shares solely with respect to the matters set forth in Section 1. Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Date, hereby revokes any proxy previously granted by Stockholder with respect to the Shares or New Shares and represents that none of such previously-granted proxies are irrevocable. The irrevocably proxy and power of attorney granted herein shall survive the death or incapacity of Stockholder and the obligations of Stockholder shall be binding on Stockholder’s heirs, personal representatives, successors, transferees and assigns. Stockholder hereby agrees not to grant any subsequent powers of attorney or proxies with respect to any Shares or New Shares with respect to the matters set forth in Section 1 until after the Expiration Date. The Stockholder hereby affirms that the proxy set forth in this Section 6 is given in connection with and granted in consideration of and as an inducement to the Company, Parent, First Merger Sub and Second Merger Sub to enter into the Merger Agreement and that such proxy is given to secure the obligations of the Stockholder under Section 1. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date.

7) Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof without the need of posting bond in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity.

8) Directors and Officers. This Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of Parent and holder of Parent Stock Options, Parent Restricted Stock Units and other rights to acquire shares of Parent Common Stock, as the case may be, and not in Stockholder’s capacity as a director, officer or employee of Parent or any of its Subsidiaries or in Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require Stockholder to attempt to) limit or restrict a director

4

or officer of Parent in the exercise of his or her fiduciary duties as a director or officer of Parent or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of Parent or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

9) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company or Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares or New Shares. All rights, ownership and economic benefits of and relating to the Shares or New Shares shall remain vested in and belong to Stockholder.

10) Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that nothing set forth in this Section 10 or elsewhere in this Agreement shall relieve any party from liability for any fraud or for any willful and material breach of this Agreement prior to termination hereof.

11) Further Assurances. Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company or Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and the Parent Stockholder Matters.

12) Disclosure. Stockholder hereby agrees that Parent and the Company may publish and disclose in any registration statement, any prospectus filed with any regulatory authority in connection with the Contemplated Transactions and any related documents filed with such regulatory authority and as otherwise required by Law, Stockholder’s identity and ownership of Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit to any registration statement or prospectus or in any other filing made by Parent or the Company as required by Law or the terms of the Merger Agreement, including with the SEC or other regulatory authority, relating to the Contemplated Transactions, all subject to prior review and an opportunity to comment by Stockholder’s counsel. Prior to the Closing, Stockholder shall not, and shall use its reasonable best efforts to cause its representatives not to, directly or indirectly, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Merger Agreement or any of the Parent Stockholder Matters, without the prior written consent of Parent and the Company; provided that the foregoing shall not limit or affect any actions taken by Stockholder (or any affiliated officer or director of Stockholder) that would be permitted to be taken by Stockholder, Parent or the Company pursuant to the Merger Agreement; provided, further, that the foregoing shall not affect any actions of Stockholder the prohibition of which would be prohibited under applicable Law.

13) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery), by electronic transmission (providing confirmation of transmission) to the Company or Parent, as the case may be, in accordance with Section 8.8 of the Merger Agreement and to Stockholder at his, her or its address or email address (providing confirmation of transmission) set forth on Schedule 1 attached hereto (or at such other address for a party as shall be specified by like notice).

14) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such

5

determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

15) Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of a party’s rights or obligations hereunder may be assigned or delegated by such party without the prior written consent of the other parties hereto, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such party without the other party’s prior written consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

16) No Waivers. No waivers of any breach of this Agreement extended by the Company or Parent to Stockholder shall be construed as a waiver of any rights or remedies of the Company or Parent, as applicable, with respect to any other stockholder of Parent who has executed an agreement substantially in the form of this Agreement with respect to Shares or New Shares held or subsequently held by such stockholder or with respect to any subsequent breach of Stockholder or any other stockholder of Parent. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

17) Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the state of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws. In any action or Legal Proceeding between any of the parties arising out of or relating to this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the state of Delaware or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (b) agrees that all claims in respect of such action or Legal Proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section

17, (c) waives any objection to laying venue in any such action or Legal Proceeding in such courts, (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party, and (e) agrees that service of process upon such party in any such action or Legal Proceeding shall be effective if notice is given in accordance with Section 13.

18) Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR LEGAL PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT, ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH AND THE MATTERS CONTEMPLATED HEREBY AND THEREBY.

19) No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Parent Board has approved, for purposes of any applicable anti-takeover Laws and regulations and any applicable provision of the certificate of incorporation of Parent, the Merger Agreement and the Contemplated Transactions, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

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20) Entire Agreement; Counterparts; Exchanges by Electronic Transmission. This Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all parties by electronic transmission via “.pdf” shall be sufficient to bind the parties to the terms and conditions of this Agreement.

21) Amendment. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed on behalf of each party hereto; provided, however, that the rights or obligations of any Stockholder may be waived, amended or otherwise modified in a writing signed by Parent (for the avoidance of doubt, with the prior written approval required by Section 4.01(d) of Parent’s Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock), the Company and Stockholder.

22) Fees and Expenses. Except as otherwise specifically provided herein, the Merger Agreement or any other agreement contemplated by the Merger Agreement to which a party hereto is a party, each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

23) Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties. Each of the parties hereby acknowledges, represents and warrants that (a) it has read and fully understood this Agreement and the implications and consequences thereof; (b) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (c) it is fully aware of the legal and binding effect of this Agreement.

24) Construction.

a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

d) Except as otherwise indicated, all references in this Agreement to “Sections,” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement, respectively.

e) The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Remainder of Page has Intentionally Been Left Blank]

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EXECUTED as of the date first above written.

STOCKHOLDER

STOCKHOLDER NAME:

Signature:

Name of signatory (if an Entity):

Title (if an Entity):

[Signature Page to Support Agreement]

EXECUTED as of the date first above written.

PARENT

SELECTA BIOSCIENCES, INC.

By:
Name:
Title:

[Signature Page to Support Agreement]

EXECUTED as of the date first above written.

COMPANY:

CARTESIAN THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page to Support Agreement]

SCHEDULE 1

Name of Stockholder
Address:

Attention:
Email:

PARENT SECURITIES HELD
Shares:
Parent Stock Options:
Parent Restricted Stock Units:
Shares underlying other rights (e.g., Parent Warrants):

EXHIBIT D

FORM OF CERTIFICATE OF DESIGNATION

(See attached.)

Form of Certificate of Designation

SELECTA BIOSCIENCES, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Selecta Biosciences, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on November 11, 2023, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.0001 per share, which is designated as “Series A Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as Preferred Stock, consisting of 10,000,000 shares, $0.0001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (a) a series of Preferred Stock of the Corporation be, and hereby is, authorized by the Board of Directors, (b) the Board of Directors hereby authorizes the issuance of 548,375 shares of “Series A Non-Voting Convertible Preferred Stock” pursuant to the terms of (i) the Securities Purchase Agreement, dated as of the date hereof, by and among the Corporation and certain of the initial Holders (as defined below) (the “Purchase Agreement”) and (ii) the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Sakura Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Corporation, Sakura Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Corporation, and Cartesian Therapeutics, Inc., a Delaware corporation (the “Merger Agreement”), and (c) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:

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TERMS OF SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK

Article I. Definitions.

For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6.05(d).

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Corporation.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series A Non-Voting Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of shares of Series A Non-Voting Convertible Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

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Article II. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series A Non-Voting Convertible Preferred Stock (the “Series A Non-Voting Preferred Stock”) and the number of shares so designated shall be 548,375. Each share of Series A Non-Voting Preferred Stock shall have a par value of $0.0001 per share.

Article III. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series A Non-Voting Preferred Stock (on an as-if-converted-to- Common-Stock basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock; provided, however, that in no event shall Holders of shares of Series A Non-Voting Preferred Stock (or of any Common Stock into which such shares are convertible) be entitled to receive, with respect to such shares, the “rights” distributed pursuant to that certain Contingent Value Rights Agreement to be entered into by the Corporation and Equiniti Trust Company, LLC as contemplated in the Merger Agreement and substantially in the form attached thereto, as may be amended from time to time (the “CVR Agreement”), or any amounts paid under the CVR Agreement. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series A Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

Article IV. Voting Rights.

Section 4.01 Except as otherwise provided herein or as otherwise required by the DGCL, the Series A Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series A Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Non-Voting Preferred Stock: (a) alter or change adversely the powers, preferences or rights given to the Series A Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Amended and Restated Bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, in each case to the extent such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion or otherwise; (b) issue further shares of Series A Non-Voting Preferred Stock (other than pursuant to the exercise of stock options held by any current or former directors, officers, employees or consultants of the Corporation or any of its subsidiaries, or pursuant to the Purchase Agreement or the Merger Agreement) or increase or decrease (other than by conversion) the number of authorized shares of Series A Non-Voting Preferred Stock; (c) prior to the Automatic Conversion (as defined below) or at any time while at least 30% of the originally issued Series A Non-Voting Preferred Stock remains issued and outstanding,

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consummate either (i) any Fundamental Transaction (as defined below) or (ii) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the stockholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction; (d) amend, in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval (as defined below) or the Automatic Conversion, or terminate, any of those certain Support Agreements entered into by the Corporation, Cartesian Therapeutics, Inc. and certain holders of shares of Common Stock, or agree to any transfer, sale or disposition of such shares subject to the Support Agreements (except for such transfers, sales or dispositions with respect to which the approval of the Corporation is not required pursuant to the applicable Support Agreement); (e) amend, or fail to comply with, in each case in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval, Sections 4.1, 4.2 or 4.3 of the Merger Agreement; or (f) enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series A Non-Voting Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders may not vote such shares upon the proposal for Stockholder Approval in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC.

Section 4.02 Any vote required or permitted under Section 4.01 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting; provided that the consent is executed by Holders representing a majority of the outstanding shares of Series A Non-Voting Preferred Stock.

Article V. Rank; Liquidation.

Section 5.01 The Series A Non-Voting Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

Section 5.02 Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series A Non-Voting Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitation and assuming receipt of Stockholder Approval) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared on but unpaid to such shares (but, for the avoidance of doubt, not taking into account any distributions or other payments as may have been made by the Corporation pursuant to the CVR Agreement). If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series A Non-Voting Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to the Holders and the holders of Common Stock in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

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Article VI. Conversion.

Section 6.01 Automatic Conversion on Stockholder Approval. Effective as of 5:00 p.m., Eastern time, on the third Business Day after the date that the Corporation’s stockholders approve (i) the conversion of the Series A Non-Voting Preferred Stock into shares of Common Stock in accordance with the listing rules of the Nasdaq Stock Market, and (ii) an amendment to increase the number of authorized shares of Common Stock or to effect a reverse stock split of all outstanding shares of Common Stock, in either case, by a number of authorized shares or at a stock split ratio, as the case may be, sufficient to allow the conversion of all shares of Series A Non-Voting Preferred Stock into shares of Common Stock (the “Stockholder Approval”), each share of Series A Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined below), subject to the Beneficial Ownership Limitation (the “Automatic Conversion”). Following the effectiveness of the Automatic Conversion and subject to the Beneficial Ownership Limitation, shares of Series A Non-Voting Preferred Stock issued upon the exercise of a stock option following the Automatic Conversion shall automatically convert at the time of such exercise into a number of shares of Common Stock equal to the Conversion Ratio in effect at the time of such exercise. The Corporation shall inform each Holder and each holder of a stock option to purchase shares of Series A Non-Voting Preferred Stock of the occurrence of the Stockholder Approval within one Business Day of such Stockholder Approval, it being understood that the filing of a Current Report on Form 8-K reporting the Stockholder Approval shall be deemed sufficient to inform the Holders and the holders of stock options to purchase shares of Series A Non-Voting Preferred Stock in respect thereof. In determining the application of the Beneficial Ownership Limitation solely with respect to the Automatic Conversion, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership by such Holder of: (x) the number of shares of Common Stock issuable to such Holder in such Automatic Conversion, plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership within 30 days prior to the date of Stockholder Approval (a “Beneficial Ownership Statement”) and assuming the conversion of all shares of Series A Non-Voting Preferred Stock held by all other Holders less the aggregate number of shares of Series A Non-Voting Preferred Stock held by all other Holders that will not convert into shares of Common Stock on account of the application of any Beneficial Ownership Limitations applicable to any such other Holders. If a Holder fails to provide the Corporation with a Beneficial Ownership Statement within 30 days prior to the date of Stockholder Approval, then the Corporation shall presume the Holder’s beneficial ownership of Common Stock (excluding the Conversion Shares) to be zero or such other number of shares of Common Stock as the Corporation shall have reason to believe are beneficially owned by such Holder. The shares of Series A Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. The Conversion Shares shall be issued only in book entry form, as follows:

(a)

Converted Stock shall be automatically cancelled upon the Automatic Conversion (or with respect to Series A Non-Voting Preferred Stock issued upon an option exercise following the Automatic Conversion, at the time of such option exercise) and converted into the corresponding Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders and shall be delivered to the Holders within one Business Day of the effectiveness of the Automatic Conversion (or option exercise, as applicable).

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(b)

Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

Section 6.02 Conversion at Option of Holder. Subject to Section 6.01, Section 6.04 and Section 6.05(c), each share of Series A Non-Voting Preferred Stock then outstanding that is not otherwise converted into Common Stock upon the Automatic Conversion as a result of the applicability of the Beneficial Ownership Limitation shall be convertible, at any time and from time to time following 5:00 p.m., Eastern time, on the third Business Day after the date that the Stockholder Approval is obtained by the Corporation, at the option of the Holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation and only to the extent the same shall have ceased to apply (each, an “Optional Conversion”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Optional Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Optional Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Optional Conversion Date”) shall be the Trading Day that the Notice of Optional Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation. The calculations set forth in the Notice of Optional Conversion shall control in the absence of manifest or mathematical error.

Section 6.03 Conversion Ratio. The “Conversion Ratio” for each share of Series A Non- Voting Preferred Stock shall be 1,000 shares of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series A Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

Section 6.04 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of any share of Series A Non-Voting Preferred Stock, including pursuant to Section 6.01, and a Holder shall not have the right to convert any portion of the Series A Non-Voting Preferred Stock pursuant to Section 6.02, to the extent that, after giving effect to such attempted Automatic Conversion or conversion set forth on an applicable Notice of Optional Conversion with respect to the Series A Non-Voting Preferred Stock, such Holder (or any of such Holder’s affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Holder for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess

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of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series A Non-Voting Preferred Stock subject to the Automatic Conversion or the Notice of Optional Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (a) conversion of the remaining, unconverted Series A Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.04, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.04, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation that is filed with the Commission, or (iii) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within two Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series A Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at 19.9% for each individual Holder, unless the same shall have been set by such Holder to be lower than 19.9% (A) on such Holder’s signature page to the Purchase Agreement or (B) by written notice provided to the Corporation, as applicable. The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Optional Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Corporation, (x) if the Beneficial Ownership Limitation shall have initially been set by such Holder to be lower than 19.9%, the Holder may reset the Beneficial Ownership Limitation to a higher percentage not to exceed 19.9%, and (y) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage; provided that such decrease shall not become effective until the later of (A) 5:00 p.m., Eastern time, on the third Business Day after the date of the Stockholder Approval and (B) if Stockholder Approval is not obtained within six months after the initial issuance of the Series A Non-Voting Preferred Stock, the date that is three Business Days after the date that is six months after the initial issuance of the Series A Non-Voting Preferred Stock. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.9%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the

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minimum notice required by this Section 6.04. Notwithstanding the foregoing, at any time following notice of a Fundamental Transaction, the Holder may waive or change the Beneficial Ownership Limitation effective immediately upon written notice to the Corporation and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Corporation. The provisions of this Section 6.04 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the shares of Series A Non-Voting Preferred Stock in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. Notwithstanding the foregoing, the Beneficial Ownership Limitation described in this Section 6.04 shall not apply to TAS Partners LLC or any of its affiliates.

Section 6.05 Mechanics of Conversion.

(a)

Electronic Issuance. Upon conversion and not later than three Trading Days after, in the case of the Automatic Conversion, the Stockholder Approval, or in the case of an Optional Conversion, the Optional Conversion Date (the “Share Delivery Date”), the Corporation shall electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If, in the case of any Notice of Optional Conversion, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Optional Conversion by written notice to the Corporation at any time on or before electronic receipt of such shares, in which event such Holder shall direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series A Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.

(b)

Obligation Absolute. Subject to Section 6.04 and subject to Holder’s right to rescind a Notice of Optional Conversion pursuant to Section 6.05(a), the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series A Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.04 and subject to Holder’s right to rescind a Notice of Optional Conversion pursuant to Section 6.05(a), in the event a Holder shall automatically convert or elect to convert any or all of its Series A Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining or enjoining conversion of all or part of the Series A Non-Voting Preferred Stock of such Holder shall

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have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series A Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.04 and subject to Holder’s right to rescind a Notice of Optional Conversion pursuant to Section 6.05(a), issue Conversion Shares upon a properly noticed conversion.

(c)

Cash Settlement. If, at any time after the Stockholder Approval, the Corporation fails to electronically deliver (or cause its transfer agent to electronically deliver) such shares pursuant to Section 6.05(a) on or prior to the second Trading Day after the Share Delivery Date (other than due to a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after the Stockholder Approval), then, unless the Holder has rescinded the applicable Notice of Optional Conversion pursuant to Section 6.05(a), the Corporation shall, at such request of the Holder, pay an amount equal to the Fair Value (as defined below) of such undelivered Conversion Shares to such Holder, with such payment to be made within two Business Days from the date of request by such Holder, whereupon the Corporation’s obligations to deliver such Conversion Shares issuable upon the Automatic Conversion or underlying the Notice of Optional Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares. For purposes of this Section 6.05(c), the “Fair Value” of shares shall be fixed with reference to the average of the Closing Sale Price on the principal Trading Market on which the Common Stock is listed over the ten consecutive Trading Days ending on, and including, the Trading Day immediately prior to, in the case of the Automatic Conversion, the date of the Stockholder Approval, and in the case of an Optional Conversion, the Optional Conversion Date. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.05(c) shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than due to a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation, (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval or (iii) the lack of obtaining Stockholder Approval), including due to limitations set forth in Section 6.05(f) or due to applicable Trading Market rules.

(d)

Buy-In on Failure to Timely Deliver Shares. If, after obtaining the Stockholder Approval, the Corporation fails to effect a DWAC Delivery by the Share Delivery Date pursuant to Section 6.05(a) (other than due to a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any

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other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series A Non-Voting Preferred Stock equal to the number of shares of Series A Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.05(a). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation.

(e)

Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance or injunctive relief with respect to the Corporation’s failure to timely deliver shares of Common Stock upon conversion of the shares of Series A Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.05(c); provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series A Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.05(a).

(f)

Reservation of Shares Issuable Upon Conversion. The Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series A Non- Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series A Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Article VII) upon the conversion of all outstanding shares of Series A Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

(g)

Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Non-Voting Preferred Stock, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional shares of Common Stock that a Holder of Series A Non-Voting Preferred Stock

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would otherwise be entitled to receive shall be aggregated with all fractional shares of Common Stock issuable to such Holder and any remaining fractional shares shall be rounded down to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Non-Voting Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

(h)

Transfer Taxes. The issuance of shares of the Common Stock upon conversion of the Series A Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such shares; provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such shares upon conversion in a name other than that of the registered Holder(s) of such shares of Series A Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 6.06 Status as Stockholder. Upon the date of conversion of the applicable shares of Series A Non-Voting Preferred Stock, (a) such shares shall be deemed converted into shares of Common Stock and (b) the Holder’s rights as a holder of such converted shares of Series A Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series A Non-Voting Preferred Stock. Notwithstanding anything to the contrary contained in this Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock, in no event shall the Series A Non-Voting Preferred Stock convert (or shall any Holder be entitled to convert or elect to convert such shares of Series A Non-Voting Preferred Stock) into shares of Common Stock prior to the Stockholder Approval.

Article VII. Certain Adjustments.

Section 7.01

(a)

Stock Dividends and Stock Splits. If the Corporation, at any time while this Series A Non- Voting Preferred Stock is outstanding: (a) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series A Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (b) subdivides outstanding shares of Common Stock into a larger number of shares; or (c) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding

11

immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.01(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b)

Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7.01(a), if at any time the Corporation makes an offering or a general issuance of Common Stock, or issues, sells or grants rights to purchase stock, warrants, securities or other property, in each of the foregoing cases pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights identical to those that apply to such holders of shares of Common Stock, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series A Non-Voting Preferred Stock (disregarding for such purpose any Beneficial Ownership Limitation and assuming receipt of Stockholder Approval) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. For the avoidance of doubt, Purchase Rights shall not include (i) the grant or issuance of any stock options, restricted stock or other equity awards with respect to shares of Common Stock as may be granted or issued to any directors, officers, employees or contractors of the Corporation or any of its subsidiaries or (ii) the grant, issuance or sale of any securities that is not generally extended to the holders of any class of shares of Common Stock.

Section 7.02 Fundamental Transaction. If, at any time while any Series A Non-Voting Preferred Stock is outstanding, (a) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (b) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (c) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (d) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.01(a)) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (any such action described in clauses (a) through (d), a “Fundamental Transaction”), then, upon any subsequent conversion of the Series A Non-Voting Preferred Stock, the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction,

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the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Non- Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.02 and ensuring that the Series A Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close. Notwithstanding anything to the contrary herein, the Corporation’s disposition of certain assets pursuant to the CVR Agreement shall not constitute a Fundamental Transaction.

Section 7.03 Calculations. All calculations under this Article VII shall be made to the nearest cent or the nearest 1/1000th of a share, as the case may be. For purposes of this Article VII, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

Article VIII. Redemption. The shares of Series A Non-Voting Preferred Stock shall not be redeemable except as set forth in this Article VIII. Each share of Series A Non-Voting Preferred Stock then outstanding shall be redeemable at the option of the Holder thereof at any time following the date that is 18 months after the initial issuance of the Series A Non-Voting Preferred Stock, other than any shares of Series A Non-Voting Preferred Stock that would not at the applicable time be convertible into shares of Common Stock as a result of the application of the Beneficial Ownership Limitation (without regard to the lack of obtaining Stockholder Approval). Holders shall effect such redemptions by providing the Corporation with the form of redemption notice attached hereto as Annex B (a “Notice of Redemption”), duly completed and executed and specifying the number of shares of Series A Non-Voting Preferred Stock held by such Holder to be redeemed (the “Redemption Shares”), which number shall be limited to the number of shares that such Holder would otherwise have been entitled to convert into shares of Common Stock after application of the Beneficial Ownership Limitation (without regard to the lack of obtaining

13

Stockholder Approval). The date on which such a redemption shall be deemed effective (the “Redemption Date”) shall be the Business Day that the Notice of Redemption, completed and executed, is sent via email to, and received during regular business hours by, the Corporation. The Corporation shall, upon receipt of a Notice of Redemption, pay an amount equal to the Redemption Fair Value (as defined below) to such Holder based on the number of Conversion Shares issuable upon conversion of such Redemption Shares (without regard to the lack of obtaining Stockholder Approval), with such payment to be made within two Business Days from the Redemption Date, whereupon the Redemption Shares shall be cancelled upon payment in full of the Redemption Fair Value of such Redemption Shares and all rights with respect to such Redemption Shares shall terminate. For purposes of this Article VIII, the “Redemption Fair Value” of shares shall be fixed with reference to the average of the Closing Sale Price on the principal Trading Market on which the Common Stock is listed over the ten consecutive Trading Days ending on, and including, the Trading Day immediately prior to the Redemption Date. Nothing in this Article VIII shall limit the ability of the Corporation to purchase or otherwise deal in the shares of Series A Non-Voting Preferred Stock to the extent otherwise permitted hereby and by law, or by the terms of any stock option or other equity awards granted by the Corporation.

Article IX. Transfer. A Holder may transfer any shares of Series A Non-Voting Preferred Stock together with the accompanying rights set forth herein, held by such holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (a) do and perform, or cause to be done and performed, all such further acts and things, and (b) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series A Non-Voting Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Article IX. The transferee of any shares of Series A Non-Voting Preferred Stock shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer (including in the event that TAS Partners LLC or any of its affiliates is the transferor of such shares, in which case the Beneficial Ownership Limitation shall apply with respect to such transferee and shall be set at 19.9% unless and until further decreased pursuant to Section 6.04).

Article X. Series A Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Article XI), a register for the Series A Non-Voting Preferred Stock, in which the Corporation shall record (a) the name, address, and electronic mail address of each holder in whose name the shares of Series A Non-Voting Preferred Stock have been issued and (b) the name, address, and electronic mail address of each transferee of any shares of Series A Non-Voting Preferred Stock. The Corporation may deem and treat the registered Holder of shares of Series A Non-Voting Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series A Non-Voting Preferred Stock or his, her or its legal representatives.

Article XI. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of shares of Series A Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the Delaware General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

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Article XII. Book-Entry. The Series A Non-Voting Preferred Stock will be issued only in book- entry form.

Article XIII. Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series A Non-Voting Preferred Stock granted hereunder may be waived as to all shares of Series A Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series A Non-Voting Preferred Stock then outstanding; provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder; provided, further, that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).

Article XIV. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

Article XV. Status of Converted Series A Non-Voting Preferred Stock. If any shares of Series A Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall, to the fullest extent permitted by applicable law, be retired and cancelled upon such acquisition, and shall not be reissued as a share of Series A Non-Voting Preferred Stock. Any share of Series A Non-Voting Preferred Stock so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by applicable law, resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Non-Voting Preferred Stock.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Selecta Biosciences, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock to be duly executed by its Chief Executive Officer on November 13, 2023.

SELECTA BIOSCIENCES, INC.

By:
Name:
Title:

ANNEX A

NOTICE OF OPTIONAL CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES

OF SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby elects to convert the number of shares of Series A Non-Voting Preferred Stock indicated below, represented in book-entry form, into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Selecta Biosciences, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Delaware on November 13, 2023.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series A Non-Voting Preferred Stock subject to this Notice of Optional Conversion, but excluding the number of shares of Common Stock which are issuable upon (a) conversion of the remaining, unconverted Series A Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.04 of the Certificate of Designation, is                     . For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

CONVERSION CALCULATIONS:
Date to Effect Conversion:

Number of shares of Series A Non-Voting Preferred Stock owned prior to Conversion:

Number of shares of Series A Non-Voting Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

For DWAC Delivery, please provide the following:
Broker No.:

Account No.:

[HOLDER]

By:
Name:
Title:

ANNEX B

NOTICE OF REDEMPTION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO REDEEM SHARES

OF SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to redeem the number of shares of Series A Non-Voting Preferred Stock indicated below, represented in book-entry form, of Selecta Biosciences, Inc., a Delaware corporation.

Number of shares of Series A Non-Voting Preferred Stock owned prior to redemption:

Number of shares of Series A Non-Voting Preferred Stock to be redeemed:

[HOLDER]

By:
Name:
Title:

EXHIBIT E

FORM OF CVR AGREEMENT

(See attached.)

FORM OF

CONTINGENT VALUE RIGHTS AGREEMENT

by and between

CARTESIAN THERAPEUTICS, INC.

and

EQUINITI TRUST COMPANY, LLC, as Trustee

Dated as of [●], 2023

Annex A – Form of Global Security

Annex B – Form of Assignment and Assumption Agreement

Reconciliation and tie between Trust Indenture Act of 1939 and Contingent Value Rights Agreement, dated as of November 13, 2023.

Trust Indenture Act Section		Agreement Section
Section 310	(a)(1)	4.9
	(a)(2)	4.9
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(a)(5)	4.9
	(b)	4.8, 4.10
	(c)	Not Applicable

Section 311	(a)	4.13
	(b)	4.13
	(c)	Not Applicable

Section 312	(a)	5.1, 5.2(a)
	(b)	5.2(b)
	(c)	5.2(c)

Section 313	(a)	5.3(a)
	(b)	5.3(a)
	(c)	5.3(a), 8.11
	(d)	5.3(b)

Section 314	(a)	5.4, 7.12
	(b)	Not Applicable
	(c)(1)	1.2(a)
	(c)(2)	1.2(a)
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.2(b)
	(f)	Not Applicable

Section 315	(a)	4.1(a), 4.1(b)
	(b)	8.11
	(c)	4.1(a)
	(d)	4.1(c)
	(d)(1)	4.1(a), 4.1(b)
	(d)(2)	4.1(c)(ii)
	(d)(3)	4.1(c)(iii)
	(e)	8.12

Section 316	(a)(last sentence)	Not Applicable
	(a)(1)(A)	8.9
	(a)(1)(B)	8.10
	(a)(2)	Not Applicable
	(b)	8.7
	(c)	Not Applicable

Section 317	(a)(1)	8.2
	(a)(2)	8.2
	(b)	7.3

Section 318	(a)	1.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this CVR Agreement.

THIS CONTINGENT VALUE RIGHTS AGREEMENT, dated as of [●], 2023, by and between Cartesian Therapeutics, Inc., a Delaware corporation formerly known as Selecta Biosciences, Inc. (the “Company”), and Equiniti Trust Company, LLC, a New York limited liability trust company, as trustee, in favor of each person who from time to time holds one or more Contingent Value Rights (the “Securities” or “CVRs”) to receive cash payments in the amounts and subject to the terms and conditions set forth herein.

RECITALS:

WHEREAS, this CVR Agreement is entered into pursuant to the Agreement and Plan of Merger, dated as of November 13, 2023 (as amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), by and among (i) the Company, (ii) Sakura Merger Sub I, Inc., a Delaware corporation and wholly owned Subsidiary of the Company (“First Merger Sub”), (iii) Cartesian Bio, LLC, a Delaware limited liability company formerly known as Sakura Merger Sub II, LLC and wholly owned Subsidiary of the Company (“Second Merger Sub”), and (iv) the entity formerly known as Cartesian Therapeutics, Inc., a Delaware corporation (“Former Cartesian”);

WHEREAS, pursuant to the Merger Agreement, First Merger Sub merged with and into Former Cartesian (the “First Merger”), with Former Cartesian surviving the First Merger as a wholly owned Subsidiary of the Company and, immediately following the First Merger and as part of the same overall transaction, Former Cartesian merged with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”), with Second Merger Sub surviving the Second Merger as a wholly owned Subsidiary of the Company and changing its name to Cartesian Bio, LLC;

WHEREAS, following the Merger, the Company changed its corporate name to Cartesian Therapeutics, Inc.;

WHEREAS, pursuant to the Merger Agreement, and in accordance with the terms and conditions thereof, the Company has agreed to provide to the Holders (as defined herein) contingent value rights as hereinafter described; and

WHEREAS, the parties have done all things reasonably necessary to make the contingent value rights, when issued pursuant to the Merger Agreement and hereunder, the valid obligations of the Company and to make this Agreement a valid and binding agreement of the Company, in accordance with its terms.

NOW, THEREFORE, in consideration of the foregoing premises and the consummation of the transactions contemplated above, it is covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1 Definitions. For all purposes of this CVR Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) capitalized terms used herein have the meanings assigned to them in this Article, provided that capitalized terms used in this CVR Agreement without definition shall have the respective meanings ascribed to them in the Merger Agreement;

(b) all other terms used herein which are defined in the Trust Indenture Act (as defined herein), either directly or by reference therein, have the respective meanings assigned to them therein;

(c) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this CVR Agreement as a whole and not to any particular Article, Section or other subdivision; and

(d) whenever the words “include”, “includes” or “including” are used in this CVR Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary that apply to such transfer or exchange.

“Astellas Agreement” means that certain License and Development Agreement, dated January 8, 2023, by and between the Company and Audentes Therapeutics, Inc.

“Board of Directors” means the board of directors of the Company or any other body performing similar functions, or any duly authorized committee of that board.

“Board Resolution” means a copy of a resolution certified by the chairman of the Board of Directors, the chief executive officer, the secretary or any assistant secretary of the Company, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York, New York are not authorized or obligated by Law or executive order to close and, if the CVRs are listed on a national securities exchange, electronic trading network or other suitable trading platform, such exchange, electronic network or other trading platform is open for trading.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Commission” means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act (as defined herein), or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means the Person (as defined herein) named as the “Company” in the first paragraph of this CVR Agreement, until a successor Person shall have become such pursuant to the applicable provisions of this CVR Agreement, and thereafter “Company” shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 310 through 317, inclusive, to the extent that they are applicable to the Company, the term “Company” shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

“Company Entities” means the Company and each of its controlled Affiliates.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by the chairman of the Board of Directors, the chief executive officer, any President or Vice President, the secretary or any assistant secretary or any other individual duly authorized to act on behalf of the Company for such purpose or for any general purpose, and delivered to the Trustee.

“Company Warrant” means each warrant to purchase shares of common stock of the Company, in each case to the extent such warrant remained outstanding and unexercised as of immediately prior to the Merger; but excluding the warrants to purchase shares of common stock of the Company issued by the Company as of April 11, 2022, as amended or modified from time to time.

“Confidential Information” shall have the meaning set forth in Section 7.10 of this CVR Agreement.

“Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this CVR Agreement is located at 48 Wall Street, 22nd Floor, New York, New York 10005.

“CVRs” shall have the meaning set forth in the Preamble of this CVR Agreement.

“CVR Agreement” means this instrument as originally executed and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

“Default Interest Rate” means a rate equal to the sum of three percent (3%), plus the prime rate of interest quoted in the Money Rates section of The Wall Street Journal (New York Edition), or similar reputable data source, calculated daily on the basis of a three hundred sixty-five (365) day year or, if lower, the highest rate permitted under applicable Law.

“Depositary” shall have the meaning set forth in Section 3.2 of this CVR Agreement.

“Direct Registration Securities” means Securities, the ownership of which is recorded on the Direct Registration System. The terms “deliver,” “execute,” “issue,” “register,” “surrender,” “transfer” or “cancel,” when used with respect to Direct Registration Securities, shall refer to an entry or entries or an electronic transfer or transfers in the Direct Registration System.

“Direct Registration System” means the system for the uncertificated registration of ownership of securities established by the Security Registrar and utilized by the Security Registrar pursuant to which the Security Registrar may record the ownership of CVRs without the issuance of a certificate, which ownership shall be evidenced by periodic statements issued by the Security Registrar to the Holders entitled thereto.

“Disposition” means the sale, license, transfer or other disposition (including any disposition providing for milestone payments, royalty payments or similar payments received pursuant to licensing arrangements or strategic partnerships) of any Other Transferable Asset.

“Disposition Agreement” means a definitive written agreement between any Company Entity and any Person who is not a Company Entity regarding a Disposition.

“Distribution” means, for any given Distribution Period:

(a) an amount equal to (without duplication of any of the deductions below and any Distribution Deductions):

(i) all Gross Proceeds received after the Closing Date by the applicable Company Entity;

minus (ii) Distribution Deductions (for clarity, to the extent this clause (ii) exceeds clause (i) for any Distribution Period, any excess amount in this clause (ii) shall be applied against clause (i) in subsequent Distribution Periods) until such excess Distribution Deductions have been exhausted;

minus (iii) only in the case of a Trigger Distribution, the sum of (A) amounts paid by the Company Entities after the Closing Date on account of Lease Liabilities (without duplication) and (B) the aggregate remaining Lease Liabilities outstanding as of the applicable date of measurement (without duplication);

minus (iv) only in the case of a Trigger Distribution, the sum of (A) amounts paid by the Company Entities after the Closing Date on account of Xork Liabilities (without duplication), and (B) the aggregate remaining Xork Liabilities outstanding as of the applicable date of measurement (without duplication);

plus (v) the amount of any excess of (A) the aggregate amounts deducted under clause (iii) above over (B) the aggregate amount actually paid (or relieved) or finally determined to be payable by the Company Entities on account of Lease Liabilities after the Closing Date until such time as the applicable real property lease is terminated, assigned or subleased; which excess under this clause (iv) shall be distributed with respect to the Distribution Period when such expiration, termination, assignment or sublease occurs; and

plus (vi) the amount of any excess of (A) the aggregate amounts deducted under clause (iv) above over (B) the aggregate amount actually paid (or relieved) or finally determined to be payable by the Company Entities on account of Xork Liabilities after the Closing Date until such time as the development activities with respect to Xork are terminated, transferred or assigned by the applicable Company Entities or otherwise completed in accordance with the development plan set forth in the Astellas Agreement; which excess under this clause (vi) shall be distributed with respect to the Distribution Period when such termination, transfer, assignment or completion occurs;

divided by (b) the aggregate number of (i) CVRs then Outstanding plus (i) CVRs issuable (but not yet issued and Outstanding) upon exercise of the Company Warrants.

For the avoidance of doubt, (x) to the extent that a Distribution calculation yields a negative number, then the Distribution for such Distribution Period shall be zero, and the negative balance shall carry forward as an offset to subsequent Distribution Periods and (y)

the only Distributions with respect to which any deductions on account of either Lease Liabilities or Xork Liabilities shall be made will be the Trigger Distributions, and then only to the extent that any previously made Trigger Distributions shall not have been sufficient to deduct all applicable Lease Liabilities and Xork Liabilities. All amounts described above shall be calculated in accordance with GAAP and in a manner consistent with the Company’s accounting practices and its most recent annual audited financial statements filed with the SEC, except as otherwise set forth herein.

“Distribution Calculation Date” means the 1st day of January and July of each year.

“Distribution Deductions” means the sum of (without duplication):

(a) any Tax (including any applicable value added or sales taxes) imposed on the Company Entities on account of their receipt of Gross Proceeds and, without duplication, any income or other similar Taxes payable by the Company Entities to the extent that such amount of Tax liability would not have been incurred by the Company Entities but-for the receipt of such Gross Proceeds; provided that such Taxes shall be computed by taking into account any available net operating loss carryforwards or other Tax attributes (including, for avoidance of doubt and without duplication, any income tax deduction available to the Company in respect of any Distribution made to Holders pursuant to this Agreement) available to the Company Entities after taking into account any limitations on the usability of such attributes, including under Section 382 of the Code, as determined by the Company’s tax advisors;

(b) any out-of-pocket expenses actually incurred by the Company Entities in connection with any fees or costs owing to any auditors or accountants, to the extent incurred in connection with any reporting obligations existing under this CVR Agreement or the Exchange Act in connection with the Securities or in connection with the management or disposition of SEL-212 or any Other Transferable Asset;

(c) any reasonable out-of-pocket expenses actually incurred by the Company Entities in respect of their performance of the License Agreement or a New Applicable Agreement, as the case may be, including in connection with the prosecution, maintenance or enforcement by the Company Entities of intellectual property rights, to the extent such activities are required pursuant to the terms of the License Agreement or a New Applicable Agreement (but excluding any costs related to a breach by the Company Entities after the Closing of the License Agreement or New Applicable Agreement, as applicable, including expenses incurred in litigation in respect of the same);

(d) any reasonable out-of-pocket expenses actually incurred by the Company Entities in connection with the marketing of, negotiation of, entry into or closing of any Disposition, including any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee, service fee or other fee, commission or expense owed to any broker, finder, investment bank, auditor, accountant, counsel, advisor or other third party in relation thereto;

(e) any reasonable out-of-pocket expenses actually incurred by the Company Entities under any Disposition Agreement and performance of their required obligations thereunder or reasonably necessary enforcement of their rights thereunder, including any payments actually made by the Company Entities under any third-party claims, demands, indemnification obligations, actions, or other proceedings relating to or in connection with any Disposition (but excluding any costs related to a breach by the Company Entities of any Disposition Agreement, including expenses incurred in litigation in respect of the same); and

(f) a fixed amount of $750,000, to account for general and administrative overhead incurred by the Company Entities in respect of the Company’s performance during each Distribution Period of its obligations hereunder and related thereto or to the extent related to an Other Transferable Asset, including for any costs or expenses arising under the License Agreement, any Disposition Agreement, any performance of the Company’s obligations thereunder or enforcement of the Company’s rights thereunder, or as incurred or accrued by the Company Entities in connection with the marketing of, negotiation of, entry into or closing of any Disposition.

“Distribution Payment Date” means the 15th day of March and September of each year, commencing on September 15, 2024 (subject to minimum Distributions as provided in Section 3.1(c)).

“Distribution Period” means the period from, and including, a Distribution Calculation Date to, but excluding, the next Distribution Calculation Date, except that the initial Distribution Period shall commence on, and include, the date hereof.

“Event of Default” shall have the meaning set forth in Section 8.1 of this CVR Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Merger” shall have the meaning set forth in the Recitals of this CVR Agreement.

“First Merger Sub” shall have the meaning set forth in the Recitals of this CVR Agreement.

“Former Cartesian” shall have the meaning set forth in the Recitals of this CVR Agreement.

“GAAP” means the United States generally accepted accounting principles.

“Genovis Agreement” means that certain Exclusive License Agreement by and between the Company and Genovis AB (publ.), dated October 21, 2021.

“Global Securities” means global securities in registered form, substantially in the form set forth in Annex A.

“Governmental Entity” means any domestic (federal or state), or foreign court, commission, governmental body, regulatory or administrative agency or other political subdivision thereof.

“Gross Proceeds” means, without duplication, the sum of (a) 100% of all milestone payments, royalties and other amounts paid to any Company Entity prior to the Termination Date under the License Agreement (including under Sections 6.2, 6.3 and 6.4 thereof) or a New Applicable Agreement, as the case may be, and (b) 100% of all cash consideration and the actual liquidation value of any and all non-cash consideration of any kind that is paid to or is actually received by any Company Entity prior to the Termination Date pursuant to a Disposition Agreement. The value of any securities (whether debt or equity) or other non-cash property received as consideration under a Disposition Agreement shall be determined based on the actual realized value on the subsequent sale of such securities or property (net of selling expenses and Taxes, if any). Such securities and other non-cash consideration shall not be deemed to constitute “Gross Proceeds” until the subsequent sale of such securities or other property, at which point the proceeds of such sale shall be deemed to constitute “Gross Proceeds” for all purposes hereunder; provided that any such securities or other property that remain unsold as of thirty (30) days prior to the Termination Date shall be valued in good faith by the Board of Directors as of not later than the Termination Date, and the value (if any) as so determined by the Board of Directors shall be deemed to constitute “Gross Proceeds” for all purposes hereunder, to be included in any Distributions subject to the terms of this CVR Agreement.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.

“Law” means any foreign, federal, state, local or municipal laws, rules, judgments orders, regulations, statutes, ordinances, codes, decisions, injunctions, orders, decrees or requirements of any Governmental Entity.

“Lease Liabilities” means liabilities of any Company Entity to the extent arising under real property leases of the Company Entities in effect as of immediately prior to the Closing Date, as well as any other real property lease entered into or assumed in connection with an assignment, sublease or termination of such original real property lease, in each case, as amended or modified from time to time.

“License Agreement” means that certain License and Development Agreement, dated as of June 11, 2020, by and between the Company and Sobi, as amended or modified from time to time.

“Majority Holders” means, at the time of determination, Holders of at least a majority of the CVRs then Outstanding.

“Merger” shall have the meaning set forth in the Recitals of this CVR Agreement.

“Merger Agreement” shall have the meaning set forth in the Recitals of this CVR Agreement.

“New Applicable Agreement” shall have the meaning set forth in Section 7.8 of this CVR Agreement.

“Officer’s Certificate” when used with respect to the Company means a certificate signed by the chairman of the Board of Directors, the chief executive officer, any President or Vice President, the secretary or any assistant secretary or any other individual authorized to act on behalf of the Company delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company.

“Other Transferable Asset” means any of the assets, technology and intellectual property of the Company Entities existing as of immediately prior to the Merger (but as the same may be modified, used, disposed of or otherwise exploited thereafter), but excluding the assets, technology and intellectual property that, in each case, (a) are exclusively licensed to Sobi under the License Agreement or (b) the Company Entities are required to continue to own in order to comply with the terms of the License Agreement.

“Outstanding” when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated, as applicable, and delivered under this CVR Agreement, except: (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation and (ii) Securities in exchange for or in lieu of which other Securities have been authenticated, as applicable, and delivered pursuant to this CVR Agreement, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company, whether held as treasury securities or otherwise, shall be disregarded and deemed not to be Outstanding.

“Participant” means, with respect to the Depositary, a Person who has an account with the Depositary.

“Party” means the Trustee, the Company and/or Holder(s), as applicable.

“Paying Agent” means any Person authorized by the Company to pay the amount determined pursuant to Section 3.1, if any, on any Securities on behalf of the Company.

“Person” means any individual, corporation, partnership, joint venture, association, joint- stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“President” when used with respect to the Company or the Trustee, means any president, whether or not designated by a number or a word or words added before or after the title of “president.”

“Record Date” means, with respect to any Distribution Payment Date, the close of business on the first day of the month of the applicable Distribution Payment Date.

“Representatives” shall have the meaning set forth in Section 7.10 of this CVR Agreement.

“Requisite Holders” means, at the time of determination, Holders of at least 20% of the CVRs then Outstanding.

“Responsible Officer” when used with respect to the Trustee means any officer assigned to the Corporate Trust Office and also means, with respect to any particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“Second Merger” shall have the meaning set forth in the Recitals of this CVR Agreement.

“Second Merger Sub” shall have the meaning set forth in the Recitals of this CVR Agreement.

“Securities” shall have the meaning set forth in the Preamble of this CVR Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Register” shall have the meaning set forth in Section 3.5(a) of this CVR Agreement.

“Security Registrar” shall have the meaning set forth in Section 3.5(a) of this CVR Agreement.

“SEL-212” has the meaning ascribed to it in the License Agreement.

“Sobi” means Swedish Orphan Biovitrum AB (Publ), a Swedish public company, and any of its successors or applicable assigns.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, association, partnership or other business entity of which more than 50% of the total voting power of shares of Voting Securities is at the time owned or controlled, directly or indirectly, by: (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Tax” means all taxes, levies, imposts, duties and other like charges or assessments, in each case, in the nature of a tax, including any income, alternative minimum or add on tax, estimated, gross income, gross receipts, sales, use, transfer, transactions, intangible property, ad valorem, value added, franchise, license, capital, paid up capital, profits, windfall profits, withholding, employee withholding, payroll, worker’s compensation, unemployment insurance, social security, employment, excise, severance, stamp, transfer occupation, premium, recording, real property, personal property, escheat or unclaimed property tax, or other tax, together with any interest, penalties, related liabilities, fines or additions to tax that may become payable in respect thereof imposed by any country, any state, county, provincial or local government or subdivision or agency thereof, and any fine, penalty, fee or late fee with respect to the filing of, or the failure to file or timely file, any tax return.

“Tax Return” means any return, report, declaration, claim or other statement (including attached schedules) relating to Taxes.

“Temporary Security” shall have the meaning set forth in Section 3.5(a) of this CVR Agreement.

“Termination Date” shall have the meaning set forth in Section 1.16 of this CVR Agreement.

“Trigger Distribution” means a Distribution that includes, or the portion of a Distribution that includes, only (i) Gross Proceeds from the milestone receipts under items 3 and 4 (whichever is earlier) in Section 6.2.1 of the License Agreement and (ii) Gross Proceeds in cash from the upfront portion, if any, of the consideration payable under any Disposition Agreement.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this CVR Agreement, until a successor Trustee shall have become such pursuant to the applicable provisions of this CVR Agreement, and thereafter “Trustee” shall mean such successor Trustee.

“Vice President” when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of “vice president.”

“Voting Securities” means securities or other interests having voting power, or the right, to elect or appoint a majority of the directors, or any Persons performing similar functions, irrespective of whether or not stock or other interests of any other class or classes shall have or might have voting power or any right by reason of the happening of any contingency.

“Xork Liabilities” means the amount of liabilities of any Company Entity to the extent arising in connection with the development of a bacterial immunoglobulin G-specific protease derived from a Streptoccocal species that does not infect humans, also known as “Xork”

(including any payments due by any Company Entity under the Genovis Agreement), in connection with such development, net of the cash payments received by the Company Entities to the extent arising in connection with such development (including any cash payments received by a Company Entity under the Astellas Agreement).

Section 1.2 Compliance and Opinions.

(a) Upon any application or request by the Company to the Trustee to take any action under any provision of this CVR Agreement, the Company shall furnish to the Trustee an Officers’ Certificate stating that, in the opinion of the signor, all conditions precedent, if any, provided for in this CVR Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating, subject to customary exceptions, that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this CVR Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

(b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this CVR Agreement shall include: (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3 Form of Documents Delivered to Trustee.

(a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company.

(c) Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

(d) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this CVR Agreement, they may, but need not, be consolidated and form one instrument.

Section 1.4 Acts of Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this CVR Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this CVR Agreement and (subject to Section 4.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.4. The Company may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this CVR Agreement. If not previously set by the Company, (i) the record date for determining the Holders entitled to vote at a meeting of the Holders shall be the date preceding the date notice of such meeting is mailed to the Holders, or if notice is not given, on the day next preceding the day such meeting is held, and (ii) the record date for determining the Holders entitled to consent to any action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company. If a record date is fixed, those Persons who were Holders of Securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or, except with respect to clause (d) below, to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

(c) The ownership of Securities shall be proved by the Security Register. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

(d) At any time prior to (but not after) the evidencing to the Trustee, as provided in this Section 1.4, of the taking of any action by the Holders of the Securities specified in this CVR Agreement in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Section 1.4, revoke such action so far as concerns such Security. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 1.5 Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or act of Holders or other document provided or permitted by this CVR Agreement to be made upon, given or furnished to, or filed with:

(a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at its Corporate Trust Office; or

(b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at:

Cartesian Therapeutics, Inc. (formerly known as Selecta Biosciences, Inc.)

65 Grove Street Suite 1

Watertown, MA 02472

Attention: Matthew Bartholomae

Email: [***]

with copies to (which shall not constitute notice):

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, NY 10018

Attention: Jack S. Bodner; Brian K. Rosenzweig

Email Address: [***]

or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.6 Notice to Holders; Waiver.

(a) Where this CVR Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this CVR Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

(b) In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this CVR Agreement, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 1.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this CVR Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 1.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.9 Benefits of Agreement. Nothing in this CVR Agreement or in the Securities, express or implied, shall give to any Person (other than the Parties and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this CVR Agreement or under any covenant or provision herein contained, all such covenants and provisions being for sole benefit of the Parties and their successors, any Paying Agent and of the Holders.

Section 1.10 Governing Law. This CVR Agreement and all suits, actions, proceedings, claims and causes of action (whether in contract or tort) based upon, arising out of or relating to this CVR Agreement, the negotiation, execution or performance of this CVR Agreement or the Securities, shall be governed by and construed in accordance with the laws of the State of New York including Sections 5-1401 and 5-1402 of the New York General Obligations Law, without regard to the conflict-of-laws principles thereof that might otherwise lead to the application of the laws of any other jurisdiction. Each of the Company, the Trustee and each of the Holders by their acceptance of the Securities, hereby irrevocably submits to the exclusive jurisdiction of any New York State Court sitting in the borough of Manhattan in the City of New York or any federal court sitting in the borough of Manhattan in the City of New York in respect of any suit, action, proceeding, claim or cause of action (whether in contract or tort) based upon, arising out of or relating to this CVR Agreement, the negotiation, execution or performance of this CVR Agreement or the Securities, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. Each of the Company and the Trustee agrees that process may be served upon them in any manner authorized by the laws of the state of New York for such persons and irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to such service of process, the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 1.11 Legal Holidays. In the event that the Distribution Payment Date shall not be a Business Day, then (notwithstanding any provision of this CVR Agreement or the Securities to the contrary) payment on the Securities need not be made on such date, but may be made, without the accrual of any interest thereon, on the next succeeding Business Day with the same force and effect as if made on the Distribution Payment Date.

Section 1.12 Separability Clause. In case any provision in this CVR Agreement or in the CVRs shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.13 No Recourse Against Others. A director, officer, employee, agent or representative of the Company or any Affiliate of the Company or the Trustee shall not have any liability for any obligations of the Company or the Trustee under the Securities or this CVR Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security each Holder waives and releases all such liability and all such claims. The waiver and release are part of the consideration for the issue of the Securities.

Section 1.14 Counterparts. This CVR Agreement shall be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this CVR Agreement.

Section 1.15 Acceptance of Trust. Equiniti Trust Company, LLC, the Trustee named herein, hereby accepts the trusts in this CVR Agreement declared and provided, upon the terms and conditions set forth herein.

Section 1.16 Termination. This CVR Agreement will, automatically and without any further action of any Party, terminate and be of no force or effect, and the Parties shall have no liability or obligations hereunder, upon the date on which the Royalty Term (as defined in the License Agreement) shall end (the “Termination Date”).

ARTICLE II

SECURITY FORMS

Section 2.1 Forms Generally.

(a) The Global Securities and the Trustee’s certificate of authentication shall be in substantially the forms set forth in Annex A, attached hereto and incorporated herein by this reference, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this CVR Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may be required by Law or any rule or regulation pursuant thereto, all as may be determined by the officers executing such Global Securities, as evidenced by their execution of the Global Securities. Any portion of the text of any Global Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Global Security. The Global Securities shall be typewritten, printed, lithographed or engraved on steel engraved borders or produced by any combination of these methods or may be produced in any other manner permitted by applicable Law, all as determined by the officers executing such Global Securities, as evidenced by their execution of such Global Securities.

(b) The Direct Registration Securities shall be uncertificated and shall be evidenced by the Direct Registration System maintained by the Security Registrar.

ARTICLE III

THE SECURITIES

Section 3.1 Title and Terms.

(a) The aggregate number of CVRs which may be authenticated, as applicable, and delivered under this CVR Agreement is limited to [            ] CVRs, except for Securities authenticated, as applicable, and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.5, Section 3.6 or Section 6.6. From and after the effective time of the Merger, the Company shall not be permitted to issue any CVRs that have the right to receive any portion of the Distributions, except for CVRs issued in accordance with the Merger Agreement to the holders of (i) shares of common stock of the Company or (ii) Company Warrants, in each case ((i) or (ii)), to the extent such shares or Company Warrants are outstanding as of immediately prior to the Merger. To the extent that, upon exercise of any Company Warrant, any CVRs need to be issued or any amounts distributed pursuant to Section 3.1(d), the Company shall give written notice to the Trustee of the number of CVRs to be so issued and shall request that amounts held in trust pursuant to Section 3.1(d) shall be distributed as therein provided with respect to such CVRs.

(b) The Securities shall be known and designated as the “Series A Contingent Value Rights” of the Company.

(c) Holders shall be entitled to receive, and the Company shall pay, semi- annual cash distributions in an amount equal to the Distribution due for each Distribution Period. Distributions will be cumulative from the date hereof and will be payable semi-annually in arrears on each Distribution Payment Date. Distributions shall be payable no later than close of business on the relevant Distribution Payment Date to Holders of record on the applicable Record Date. If a Distribution Payment Date is not a Business Day, payment shall be made on the immediately succeeding Business Day. Subject to Section 1.16, the Company’s obligations to pay the Distributions shall terminate in its entirety on the Termination Date. Notwithstanding the foregoing, in the event that the amount of the Distributions otherwise payable on any Distribution Payment Date shall be less than $0.02 per CVR, then the Company may elect to defer the payment of such amount to the next Distribution Payment Date when the aggregate Distributions will exceed $0.02 per CVR.

(d) Concurrently with the payment of Distributions as required in and pursuant to Section 3.1(c), the Company shall deposit with the Paying Agent, for the benefit of holders of any Company Warrants that remain outstanding and unexercised, an amount equal to the aggregate Distributions that would be due with respect to the CVRs issuable to the holders of such Company Warrants if such Company Warrants had been exercised and the corresponding CVRs had been issued in exchange therefor. The applicable portion of such amounts deposited for the benefit of holders of Company Warrants shall be (i) upon exercise of a Company Warrant and issuance of CVRs in exchange therefor, paid out to the Holder of the CVRs so issued as a result of such exercise on the first Distribution Payment Date that occurs after such exercise, and (ii) upon expiration or termination of a Company Warrant, paid out as additional Distributions to the existing Holders on the first Distribution Payment Date that occurs after such expiration or termination.

(e) The Holders of the CVRs, by acceptance thereof, agree that no joint venture, partnership or other fiduciary relationship is created hereby or by the Securities.

(f) Other than in the case of interest on amounts due and payable after the occurrence of an Event of Default, no interest shall accrue on any amounts payable in respect of the CVRs.

(g) The CVRs and any interest thereon may be sold, assigned, pledged encumbered or in any manner transferred or disposed of, in whole or in part, only in compliance with applicable United States federal and state securities Laws and, to the extent applicable, in accordance with Section 3.5.

(h) The Holder of any CVR is not, and shall not, by virtue thereof, be entitled to any rights of a holder of any Voting Securities or other equity security or other ownership interest of the Company, in any constituent company to the Merger or in any of their respective Affiliates, either at Law or in equity, and the rights of the Holders are limited to those rights expressed in this CVR Agreement.

(i) Except as provided in this CVR Agreement, none of the Company or any of its Affiliates shall have any right to set-off any amounts owed or claimed to be owed by any Holder to any of them against such Holder’s Securities or the Distributions or other amount payable to such Holder in respect of such Securities.

Section 3.2 Registrable Form. The Securities shall be issuable only in registered form. The CVRs shall be issued initially in the form of (a) one or more permanent Global Securities, deposited with the Trustee, as the custodian for The Depository Trust Company, its nominees and successors (the “Depositary”), or (b) one or more Direct Registration Securities. Each Global Security will represent such of the outstanding CVRs as will be specified therein and each shall provide that it represents the aggregate number of outstanding CVRs from time to time endorsed thereon and that the aggregate number of outstanding CVRs represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and/or issuances as provided and in accordance with the terms and conditions of the Merger Agreement.

Section 3.3 Execution, Authentication, Delivery and Dating.

(a) The Global Securities shall be executed on behalf of the Company by its chairman of the Board of Directors, its chief executive officer, any President or Vice President or any other individual duly authorized to act on behalf of the Company for such purpose or any general purpose, but need not be attested. The signature of any of these individuals on the Global Securities may be manual or facsimile.

(b) Global Securities bearing the manual or facsimile signatures of individuals who were, at the time of execution, the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Global Securities or did not hold such offices at the date of such Global Securities.

(c) At any time and from time to time after the execution and delivery of this CVR Agreement, the Company may deliver a Company Order for the authentication, as applicable, and delivery of Securities, and the Trustee, in accordance with such Company Order, shall authenticate, as applicable, and deliver such Securities as provided in this CVR Agreement and not otherwise. In the case of Global Securities, such Company Order shall be accompanied by Global Securities executed by the Company and delivered to the Trustee for authentication in accordance with such Company Order.

(d) Each Global Security shall be dated the date of its authentication.

(e) No Global Security shall be entitled to any benefit under this CVR Agreement or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee, by manual or facsimile signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Global Security has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this CVR Agreement.

(f) Direct Registration Securities need not be authenticated, and shall be valid and obligatory for all purposes and shall entitle each Holder thereof to all benefits of this CVR Agreement.

Section 3.4 Temporary Securities.

(a) Pending the preparation of definitive Securities, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine with the concurrence of the Trustee (“Temporary Securities”). Temporary Securities may contain such reference to any provisions of this CVR Agreement as may be appropriate. Every Temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities.

(b) If Temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the Temporary Securities shall be exchangeable for definitive Securities upon surrender of the Temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 7.2, without charge to the Holder. Upon surrender for cancellation of any one or more Temporary Securities, the Company shall execute and the

Trustee shall authenticate and deliver in exchange therefor a like amount of definitive Securities. Until so exchanged, the Temporary Securities shall in all respects be entitled to the same benefits under this CVR Agreement as definitive Securities.

Section 3.5 Registration, Registration of Transfer and Exchange.

(a) The Company shall cause to be kept at the office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 7.2 being herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

(b)

(i) A Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Securities will be exchanged by the Company for Direct Registration Securities if (1) the Company delivers to the Security Registrar notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary, (2) the Company in its sole discretion determines that the Global Securities (in whole but not in part) should be exchanged for Direct Registration Securities and delivers a written notice to such effect to the Security Registrar or (3) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depositary to issue Direct Registration Securities. Upon the occurrence of either of the preceding events in (1) or (2) above, Direct Registration Securities shall be issued in such names as the Depositary shall instruct the Trustee. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Section 3.6 hereof. Every Global Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 3.5 or Section 3.6 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Global Security other than as provided in this Section 3.5(b)(i), however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 3.5(b)(ii) or Section 3.5(b)(iii).

(ii) The transfer and exchange of beneficial interests in the Global Securities will be effected through the Depositary, in accordance with the provisions of this CVR Agreement and the Applicable Procedures. Beneficial interests in any Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in Global Security. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 3.5(b)(ii).

(iii) If any holder of a beneficial interest in a Global Security proposes to exchange such beneficial interest for a Direct Registration Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Direct Registration

Security, then the Security Registrar will cause the aggregate number of CVRs represented by the applicable Global Security to be reduced accordingly pursuant to Section 3.5(b)(vi) hereof, and the Security Registrar will deliver to the Person designated in the instructions a Direct Registration Security in the appropriate number of CVRs. Any Direct Registration Security issued in exchange for a beneficial interest pursuant to this Section 3.5(b)(iii) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Security Registrar from or through the Depositary and the Participant or Indirect Participant.

(iv) A Holder of a Direct Registration Security may exchange such Direct Registration Security for a beneficial interest in a Global Security or transfer such Direct Registration Security to a Person who takes delivery thereof in the form of a beneficial interest in a Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Security Registrar will cancel the applicable Direct Registration Security and increase or cause to be increased the aggregate number of CVRs represented by one of the Global Securities.

(v) Upon request by a Holder of Direct Registration Securities and such Holder’s compliance with the provisions of this Section 3.5(b)(v), the Security Registrar will register the transfer or exchange of Direct Registration Securities. Prior to such registration of transfer or exchange, the requesting Holder must present to the Security Registrar a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by his, her or its attorney, duly authorized in writing. A Holder of Direct Registration Securities may transfer such Direct Registration Securities to a Person who takes delivery thereof in the form of Direct Registration Securities. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Direct Registration Securities pursuant to the instructions from the Holder thereof.

(vi) At such time as all beneficial interests in a particular Global Security have been exchanged for Direct Registration Securities or a particular Global Security has been repurchased or canceled in whole and not in part, each such Global Security will be returned to or retained and canceled by the Security Registrar in accordance with Section 3.9 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Direct Registration Securities, the aggregate number of CVRs represented by such Global Security will be reduced accordingly and an endorsement will be made on such Global Security by the Security Registrar or by the Depositary at the direction of the Security Registrar to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security will be increased accordingly and an endorsement will be made on such Global Security by the Security Registrar or by the Depositary at the direction of the Security Registrar to reflect such increase.

(vii)

(A) To permit registrations of transfers and exchanges, the Company will execute and the Trustee will authenticate Global Securities upon receipt of a Company Order in accordance with Section 3.3 hereof or at the Security Registrar’s request.

(B) No service charge will be made to a Holder of a beneficial interest in a Global Security or to a Holder of a Direct Registration Security for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

(C) All Global Securities and Direct Registration Securities issued upon any registration of transfer or exchange of Global Securities or Direct Registration Securities will be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits under this CVR Agreement, as the Global Securities or Direct Registration Securities surrendered upon such registration of transfer or exchange.

(D) The Trustee will authenticate Global Securities in accordance with the provisions of Section 3.3 hereof.

Section 3.6 Mutilated, Destroyed, Lost and Stolen Securities.

(a) If (i) any mutilated Global Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Global Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Global Security has been acquired by a bona fide purchaser, the Company shall execute and, upon delivery of a Company Order, the Trustee shall authenticate, as applicable, and deliver, in exchange for any such mutilated Global Security or in lieu of any such destroyed, lost or stolen Global Security, a new CVR, in the form of either a Global Security or a Direct Registration Security, of like tenor and amount of CVRs, bearing a number not contemporaneously outstanding.

(b) In case any such mutilated, destroyed, lost or stolen Global Security has become or is to become finally due and payable within 15 days, the Company in its discretion may, instead of issuing a new CVR, pay to the Holder of such Security on the Distribution Payment Date all amounts due and payable with respect thereto.

(c) Every new Security issued pursuant to this Section 3.6 in lieu of any destroyed, lost or stolen Global Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Global Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this CVR Agreement equally and proportionately with any and all other Securities duly issued hereunder.

(d) The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Global Securities.

Section 3.7 Payments with Respect to CVRs. Payment of any amounts pursuant to the CVRs shall be made in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts. The Company may, at its option, pay such amounts by wire transfer or check payable in such money.

Section 3.8 Persons Deemed Owners. Prior to the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.9 Cancellation. All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Global Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Global Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this CVR Agreement. All cancelled Global Securities held by the Trustee shall be destroyed and a certificate of destruction shall be issued by the Trustee to the Company, unless otherwise directed by a Company Order.

Section 3.10 CUSIP Numbers. The Company in issuing the CVRs may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices to the Holders as a convenience to the Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the CVRs or as contained in any notices and that reliance may be placed only on the other identification numbers printed on the CVRs, and any such notice shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the “CUSIP” numbers.

Section 3.11 Restricted Securities. The CVRs are restricted securities and shall be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable U.S. state and federal securities Laws. Any certificate or book-entry position evidencing the CVRs shall bear a legend in substantially the following form:

THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OTHER THAN PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY AND ITS TRANSFER AGENT SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND THE TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED.

ARTICLE IV

THE TRUSTEE

Section 4.1 Certain Duties and Responsibilities.

(a) With respect to the Holders, the Trustee, prior to the occurrence of an Event of Default (as defined in Section 8.1) with respect to the Securities and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this CVR Agreement and no implied covenants shall be read into this CVR Agreement against the Trustee. In case an Event of Default with respect to the Securities has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this CVR Agreement, and use the same degree of care and skill in their exercise, as a reasonably prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b) In the absence of bad faith on its part, prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee which conform to the requirements of this CVR Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine solely whether or not they conform to the requirements of this CVR Agreement.

(c) No provision of this CVR Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that (i) this Subsection (c) shall not be construed to limit the effect of Subsections (a) and (b) of this Section 4.1; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 8.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this CVR Agreement.

(d) Whether or not therein expressly so provided, every provision of this CVR Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 4.1.

Section 4.2 Certain Rights of Trustee. Subject to the provisions of Section 4.1, including the duty of care that the Trustee is required to exercise upon the occurrence of an Event of Default:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any fact or matter stated in the document;

(b) any request or direction or order of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon;

(c) whenever in the administration of this CVR Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon or an Opinion of Counsel;

(d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this CVR Agreement at the request or direction of any of the Holders pursuant to this CVR Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the pertinent books and records of the Company, personally or by agent or attorney, as may be reasonably necessary for such inquiry or investigation and in a manner so as to not unreasonably interfere with the normal business operations of the Company or any of its Affiliates; provided, however, that the Company shall not be required to provide any books or records to the extent that the provision thereof (i) would, as reasonably determined based on the advice of outside counsel, jeopardize any attorney-client privilege or (ii) would contravene any Law or any contract or agreement to which the Company or any of its Affiliates is subject or bound;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this CVR Agreement; and

(i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice thereof has been received by such Responsible Officer at the offices of the Trustee and such notice references the CVRs and this CVR Agreement and the fact that such notice constitutes notification of default.

Section 4.3 Notice of Default. If a default occurs hereunder with respect to the Securities, the Trustee shall give the Holders notice of any such default actually known to it as and to the extent applicable and provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 8.1(b) with respect to the Securities, no notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 4.3, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities.

Section 4.4 Not Responsible for Recitals or Issuance of Securities. The Trustee shall not be accountable for the Company’s use of the Securities. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this CVR Agreement or of the Securities.

Section 4.5 May Hold Securities. The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Section 4.8 and Section 4.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

Section 4.6 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by Law. The Trustee shall be under no liability for interest on any money received by it hereunder, except as otherwise agreed by the Trustee in writing with the Company.

Section 4.7 Compensation and Reimbursement. The Company agrees:

(a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amount as the Company and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of Law in regard to the compensation of a trustee of an express trust);

(b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable and out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this CVR Agreement (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee’s negligence, bad faith or willful misconduct; and

(c) to indemnify the Trustee and each of its agents, officers, directors and employees (each an “indemnitee”) for, and to hold it harmless against, any loss, liability or reasonable and out-of-pocket expense (including reasonable and out-of-pocket attorneys’ fees and expenses) incurred without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the reasonable and out-of-pocket costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Company’s payment obligations pursuant to this Section 4.7 shall survive the termination of this CVR Agreement. When the Trustee incurs reasonable and out-of-pocket expenses after the occurrence of an Event of Default specified in Section 8.1(c) or Section 8.1(d) with respect to the Company, the expenses are intended to constitute expenses of administration under bankruptcy Laws.

Section 4.8 Disqualification; Conflicting Interests.

(a) If applicable, to the extent that the Trustee or the Company determines that the Trustee has a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall immediately notify the Company of such conflict and, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this CVR Agreement. The Company shall take prompt steps to have a successor appointed in the manner provided in this CVR Agreement.

(b) If the Trustee fails to comply with Section 4.8(a), the Trustee shall, within ten days of the expiration of such 90-day period, transmit a notice of such failure to the Holders in the manner and to the extent provided in the Trust Indenture Act and this CVR Agreement.

(c) If the Trustee fails to comply with Section 4.8(a) after written request therefore by the Company or any Holder, then any Holder of any Security who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

Section 4.9 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which satisfies the applicable requirements of Sections 310(a)(1) and (5) of the Trust Indenture Act and has a combined capital and surplus of at least one hundred fifty million dollars ($150,000,000). If the Trustee publishes reports of condition at least annually, pursuant to Law or to the requirements of a supervising or examining authority, then for the purposes of this Section 4.9, the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 4.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article IV.

Section 4.10 Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article IV shall become effective until the acceptance of appointment by the successor Trustee under Section 4.11.

(b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c) The Trustee may be removed at any time by an act of the Majority Holders, delivered to the Trustee and to the Company.

(d) If at any time:

(i) the Trustee shall fail to comply with Section 4.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(ii) the Trustee shall cease to be eligible under Section 4.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (A) the Company, by a Board Resolution or an action of the chief executive officer of the Company, may remove the Trustee, or (B) the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution or an action of the chief executive officer of the Company, shall promptly appoint a successor Trustee. If, within one year after any resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee shall be appointed by act of the Majority Holders delivered to the Company and the retiring Trustee, then the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 4.11, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Majority Holders and accepted appointment within 60 days after the retiring Trustee tenders its resignation or is removed, the retiring Trustee may, or, the Holder of any Security who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Company fails to send such notice within ten days after acceptance of appointment by a successor Trustee, it shall not be a default hereunder but the successor Trustee shall cause the notice to be mailed at the expense of the Company.

Section 4.11 Acceptance of Appointment of Successor.

(a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, upon request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

(b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article IV.

Section 4.12 Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, by sale or otherwise shall be the successor of the Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article IV, without the execution or filing of any paper or any further act on the part of any of the Parties. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, sale or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and such certificate shall have the full force which it is anywhere in the Securities or in this CVR Agreement provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 4.13 Preferential Collection of Claims Against Company. If and when the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company (or any other obligor upon the Securities), excluding any creditor relationship set forth in Section 311(b) of the Trust Indenture Act, if applicable, the Trustee shall be subject to the applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

ARTICLE V

HOLDERS’ LISTS AND REPORTS BY THE TRUSTEE AND COMPANY

Section 5.1 Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee: (a) promptly after the issuance of the Securities, and semi-annually thereafter, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a recent date, and (b) at such times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

Section 5.2 Preservation of Information; Communications to Holders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Trustee as provided in Section 5.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 5.1 upon receipt of a new list so furnished.

(b) The rights of the Holders to communicate with other Holders with respect to their rights under this CVR Agreement and the corresponding rights and privileges of the Trustee shall be as provided by Section 312(b)(2) of the Trust Indenture Act, if applicable.

(c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be deemed to be in violation of Law or held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act (if applicable) regardless of the source from which such information was derived.

Section 5.3 Reports by Trustee.

(a) Within 60 days after December 31 of each year commencing with the December 31 following the date of this CVR Agreement, the Trustee shall transmit to all Holders such reports concerning the Trustee and its actions under this CVR Agreement as may be required pursuant to the Trust Indenture Act to the extent and in the manner provided pursuant thereto. The Trustee shall also comply with Section 313(b)(2) of the Trust Indenture Act, if applicable. The Trustee shall also transmit by mail all reports as required by Section 313(c) of the Trust Indenture Act, if applicable.

(b) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and also with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

Section 5.4 Reports by Company.

(a) So long as any Securities are issued and outstanding, the Company shall provide disclosure to the Trustee of the following information as of each Distribution Payment Date with respect to the corresponding Distribution Period: Gross Proceeds, Distribution Deductions, and the calculation of Distributions in accordance with the definition thereof. Delivery of the reports, information and documents described in this Section 5.4(a) shall not constitute constructive notice of any information contained therein or determinable there from, including the Company’s compliance with any of its covenants or other obligations hereunder as to which the Trustee is entitled to rely exclusively on Officer’s Certificates.

(b) So long as any Securities are issued and outstanding, the Company shall make available to the Trustee or a designated representative of the Requisite Holders copies of royalty reports and material correspondence or progress reports received by the Company Entities under the License Agreement, any Disposition Agreements and any New Applicable Agreement within the current and the prior two calendar years.

Section 5.5 Audit Rights. The Trustee shall have the right to request, and if so instructed by the Requisite Holders, shall request, an audit (which request shall not be made more than once per calendar year) of the applicable Distributions payable with respect to Distribution Periods in the prior calendar year and the current calendar year. The audit shall be conducted by an independent public accounting firm mutually selected by the Company and the Trustee. The Company may require such accounting firm to execute a reasonable confidentiality agreement with the Company prior to commencing the audit. The Company, on one hand, and the Trustee, on the other hand, may submit to such independent accounting firm its own positions regarding the determination of the applicable amounts of the Distributions (and the Trustee shall so submit the positions that the Requisite Holders shall have instructed the Trustee to submit), Gross Proceeds and Distribution Deductions, in each case for the applicable Distribution Periods subject to such audit. The fees of the auditor shall be borne by the Holders, unless the audit reveals the underpayment of Distributions by more than 10% in the aggregate over the audited Distribution Periods, in which case the Company shall bear the costs of the audit. Following such an audit, any overpayment of Distributions shall be withheld from future Distributions, while any underpayment shall be paid to the Holders at the next regularly occurring Distribution Payment Date.

ARTICLE VI

AMENDMENTS

Section 6.1 Amendments Without Consent of Holders. Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more amendments hereto or to the Securities, for any of the following purposes:

(a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

(b) to evidence the succession of another Person to the Company (to the extent permitted herein and subject to compliance with the terms hereof), and the assumption by any such successor of the covenants of the Company herein and in the Securities;

(c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Company and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this CVR Agreement as herein set forth; provided that, in respect of any such additional covenant, restriction, condition or provision, such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Majority Holders to waive such an Event of Default;

(d) to cure any ambiguity, or to correct or supplement any provision herein or in the Securities which may be defective or inconsistent with any other provision herein; provided that such provisions shall not materially reduce the benefits of this CVR Agreement or the Securities to the Holders;

(e) to make any other provisions with respect to matters or questions arising under this CVR Agreement; provided that such provisions shall not adversely affect the interests of the Holders;

(f) to make any amendments or changes necessary to comply or maintain compliance with the Trust Indenture Act, if applicable; or

(g) to make any other change that does not adversely affect the interests of the Holders.

Promptly following any amendment of this CVR Agreement or the Securities in accordance with this Section 6.1, the Trustee shall notify the Holders of the Securities of such amendment; provided that any failure so to notify the Holders shall not affect the validity of such amendment.

Section 6.2 Amendments with Consent of Holders. With the consent of the Majority Holders, by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by a Board Resolution or the chief executive officer of the Company) and the Trustee may enter into one or more amendments hereto or to the Securities for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this CVR Agreement or to the Securities or of modifying in any manner the rights of the Holders under this CVR Agreement or to the Securities; provided, however, that no such amendment shall:

(a) without the consent of the Holders of at least 66% and 2/3 of the CVRs then Outstanding, modify in a manner adverse to the Holders (i) any provision contained herein with respect to the termination of this CVR Agreement or the Securities, (ii) the time for payment and amount of the Distribution, or otherwise extend the time for payment of the Securities or (iii) modify in any manner any provision contained herein if such modification would reduce the amounts payable in respect of the Securities or modify any other payment term or payment date; or

(b) without the consent of the Holder of each Outstanding Security affected thereby, (i) reduce the number of CVRs, the consent of whose Holders is required for any such amendment or (ii) modify any of the provisions of this Section 6.2, except to increase the percentage of Holders from whom consent or approval is required or to provide that certain other provisions of this CVR Agreement cannot be modified or waived without the consent of the Holder of each Security affected thereby.

It shall not be necessary for any act of Holders under this Section 6.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

Section 6.3 Execution of Amendments. In executing any amendment permitted by this Article VI, the Trustee (subject to Section 4.1) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this CVR Agreement. The Trustee shall execute any amendment authorized pursuant to this Article VI if the amendment does not adversely affect the Trustee’s own rights, duties or immunities under this CVR Agreement or otherwise. Otherwise, the Trustee may, but need not, execute such amendment.

Section 6.4 Effect of Amendments; Notice to Holders.

(a) Upon the execution of any amendment under this Article, this CVR Agreement and the Securities shall be modified in accordance therewith, and such amendment shall form a part of this CVR Agreement and the Securities for all purposes; and every Holder of Securities theretofore or thereafter authenticated, as applicable, and delivered hereunder shall be bound thereby.

(b) Promptly after the execution by the Company and the Trustee of any amendment pursuant to the provisions of this Article VI, the Company shall mail a notice thereof by first class mail to the Holders of Securities at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such amendment. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

Section 6.5 Conformity with Trust Indenture Act. Every amendment executed pursuant to this Article VI shall conform to the applicable requirements of the Trust Indenture Act, if any.

Section 6.6 Reference in Securities to Amendments. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. Global Securities authenticated and delivered after the execution of any amendment pursuant to this Article VI may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee, on the on hand, and the Board of Directors or the chief executive officer of the Company, on the other hand, to any such amendment may be prepared and executed by the Company, as applicable, and authenticated, as applicable, and delivered by the Trustee in exchange for Outstanding Securities. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

ARTICLE VII COVENANTS

Section 7.1 Payment of Amounts, if any, to Holders. The Company will duly and punctually pay the amounts due, if any, on the Securities in accordance with the terms of this CVR Agreement. Such amounts shall be considered paid on the Distribution Payment Date if on or prior to such date the Company (a) makes, or causes to be made, the payment required pursuant to Section 3.1(c) of this CVR Agreement and (b) deposits, or causes to be deposited, the payment required pursuant to Section 3.1(d). Notwithstanding any other provision of this CVR Agreement, the Company or any of its Affiliates, the Trustee or the Paying Agent, shall be entitled to deduct and withhold, or cause to be deducted and withheld, from any amounts payable or otherwise deliverable pursuant to this CVR Agreement to any Person, such amounts as are required to be deducted and withheld therefrom under the Code, or any provision of state, local or foreign Tax Law. To the extent that amounts are so deducted and withheld by the Company or any of its Affiliates, the Trustee or the Paying Agent, such withheld amounts shall be (i) paid over to the applicable Governmental Entity in accordance with applicable Law and (ii) treated for all purposes of this CVR Agreement as having been paid to the Person in respect of which such deduction and withholding was made by the Company or any of its Affiliates, the Trustee or the Paying Agent, as the case may be. The consent of the applicable Holder shall not be required for any such withholding.

Section 7.2 Maintenance of Office or Agency.

(a) As long as any of the Securities remains Outstanding, the Company will maintain in the Borough of Manhattan, New York City, NY, an office or agency (i) where Securities may be presented or surrendered for payment, (ii) where Securities may be surrendered for registration of transfer or exchange and (iii) where notices and demands to or upon the Company in respect of the Securities and this CVR Agreement may be served. The office or agency of the Trustee at 48 Wall Street, 22nd Floor, New York, New York 10005 shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company or any of its Subsidiaries may act as Paying Agent, registrar or transfer agent; provided that such Person shall take appropriate actions to avoid the commingling of funds. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

(b) The Company may from time to time designate one or more other offices or agencies (in or outside of New York City, NY) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, New York City, NY, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

Section 7.3 Money for Security Payments to Be Held in Trust.

(a) If the Company or any of its Subsidiaries shall at any time act as the Paying Agent, it will, on or before the Distribution Payment Date segregate and hold in trust (i) for the benefit of the Holders, all sums held by such Paying Agent for payment on the Securities and (ii) for the benefit of the holders of Company Warrants, all sums held by such Paying Agent for potential future payment on Securities issued upon exercise of the Company Warrants pursuant to Section 3.1(d); in each case ((i) and (ii)) until such sums shall be paid to the applicable Holders as herein provided, and will promptly notify the Trustee in writing of any default by the Company in making payment on the Securities.

(b) Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before the Distribution Payment Date deposit with a Paying Agent a sum in same day funds sufficient to pay the amounts, if any, so becoming due pursuant to each of Section 3.1(c) and Section 3.1(d), as the case may be; such sums to be held in trust for the benefit of the Persons entitled to such amount, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of such action or any failure so to act.

(c) The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 7.3, that such Paying Agent will (i) hold all sums held by it for the payment of any amount payable on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will notify the Trustee in writing of the sums so held, (ii) with respect to amounts deposited pursuant to Section 3.1(d), not pay or distribute any such amounts unless and until the same shall become payable in accordance with Section 3.1(d), and until such time hold all sums held by it for the payment of any amount payable pursuant to Section 3.1(d) in trust for the benefit of the Persons entitled thereto and will notify the Trustee in writing of the sums so held and (iii) give the Trustee written notice of any failure by the Company (or by any other obligor on the Securities) to make any payment on the Securities when the same shall be due and payable.

(d) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment on any Security and remaining unclaimed for one year after the Distribution Payment Date shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease.

Section 7.4 Certain Purchases and Sales. Nothing contained herein shall prohibit the Company or any of its Subsidiaries or Affiliates from acquiring in open market transactions, private transactions or otherwise, any Securities.

Section 7.5 Books and Records. During the term of this CVR Agreement and for a period of three years after the Termination Date, the Company shall use commercially reasonable efforts to keep, and shall cause its Subsidiaries to use commercially reasonable efforts to keep, true, complete and accurate records in reasonably sufficient detail to enable the Holders to determine if the Company has complied with its obligations under this CVR Agreement (including the calculations of Distributions, Gross Proceeds and Distribution Deductions).

Section 7.6 Efforts . The Company and its Affiliates shall have the right, in their sole and absolute responsibility, authority and discretion to (a) manage, direct and control the research, development, commercialization and other exploitation of the Other Transferable Assets in all respects, including any determination to test, develop, pursue, market, abandon, make any regulatory filings or seek regulatory approval with respect to the Other Transferable Assets, and (b) conduct any Dispositions (including engagement of advisors) with respect to any Other Transferable Assets. The Company and its Board of Directors shall not owe fiduciary duties to the Holders in their capacity as such and shall not, subject to compliance with the terms of this Agreement and the Merger Agreement, have any liability to the Holders for any actions taken or not taken in connection with the matters set forth herein. No provision of this Agreement shall require the Company or its Board of Directors or any members thereof to expend or risk its, his or her own funds or otherwise incur any financial liability in the performance of any duties hereunder or in the exercise of any rights or powers. None of the Company or any of its Subsidiaries shall have any obligation or liability whatsoever to any Person relating to or in connection with any action, or failure to act, with respect to the sale of the Other Transferable Assets, except for the obligation to make Distributions to the Holders of CVRs pursuant to this Agreement.

Section 7.7 Enforcement. The Company shall, and shall cause the applicable Company Entities to, enforce the Company’s rights under the License Agreement and each Disposition Agreement and exercise such rights and remedies available with respect thereto, whether under such License Agreement and each Disposition Agreement or by operation of applicable Law.

Section 7.8 Reversion License. In the event of a termination of the License Agreement by the Company that is permitted hereunder, or a termination thereof by Sobi, the Company shall, and shall cause the applicable Company Entities to exercise its rights to obtain the “Reversion License” (as defined in the License Agreement) and enforce any of its rights under the terminated License Agreement that survive the termination or expiration thereof. In the event that, following entry into of a Reversion License, any of the Company Entities enters into any sale, license, transfer or other disposition agreement with a third party that provides for the development and commercialization of SEL-212 (a “New Applicable Agreement”), the Company shall, and shall cause the applicable Company Entities to, comply with the provisions of this CVR Agreement in connection with the License Agreement, as the case may be, and references herein to the License Agreement shall be deemed to be references to the substitute New Applicable Agreement thereto, and the Company’s rights and obligations under this CVR

Agreement in respect of the License Agreement (including with respect to Distributions of any payments made thereunder to the Holders of CVRs) shall apply in respect of its rights and obligations under the New Applicable Agreement, mutatis mutandis; provided that any references herein to milestones payable under specific sections of the License Agreement shall instead apply more generally to any milestones payable under the New Applicable Agreement (without reference to specific sections), and without any further actions required to amend this CVR Agreement.

Section 7.9 Certain Prohibited Actions. The Company shall not, without the prior written consent of the Majority Holders: (a) alter, change, amend or modify, in each case in any material respect or in any manner adverse to the Holders, the License Agreement, the Astellas Agreement or the Genovis Agreement; (b) terminate the License Agreement; or (c) except to the extent permitted under Section 9.1, sell, license, assign, transfer, enter into any monetization transaction, or otherwise dispose (including any disposition providing for milestone payments, royalty payments or similar payments received pursuant to licensing arrangements or strategic partnerships), whether directly or indirectly (including by a sale, merger or other transfer of securities of any Company Entity), of, or otherwise grant or suffer to exist a mortgage, pledge, lien, encumbrance or other security interest on all or a portion of, (i) the patents or patent applications licensed under the License Agreement or (ii) the License Agreement or any rights to receive any milestone payments, royalties or other amounts under the License Agreement.

Section 7.10 Confidentiality. The Trustee and the Holders hereby agree that any confidential or non-public information they receive from or on behalf of the Company or any Affiliate of the Company, which receipt arises out of the transactions contemplated by this CVR Agreement (the “Confidential Information”), shall: (a) not be used for any purpose other than for purposes permitted under this CVR Agreement; (b) not be used directly or indirectly in any way that is for competitive purposes; and (c) not be disclosed by, and be kept confidential by, such Trustee and the Holders and its directors, officers, members, managers, employees, affiliates and agents (collectively, “Representatives”); provided, however, that any such Confidential Information may be disclosed only to their Representatives who (i) need to know such Confidential Information and (ii) are bound in writing to a non-disclosure agreement no less restrictive than this Section 7.10. It is understood that such Representatives shall be informed by the Trustee or the applicable Holder of the confidential nature of such Confidential Information, and that the Trustee or such Holder, as applicable, shall be responsible for any disclosure or use made by its Representatives in breach of obligations under this CVR Agreement to the same extent as if such disclosure or use had been made directly by the Trustee or such Holder, as applicable. Each of the Trustee and the Holders will as soon as practicable notify the Company of any breach of this CVR Agreement of which they become aware, and will use commercially reasonable efforts to assist and cooperate with the Company in minimizing the consequences of such breach. “Confidential Information” shall not include any information that is (A) publicly available other than because of or related to any disclosure by the Trustee or the Holders or any of their respective Representatives or (B) is lawfully disclosed to the Trustee or the Holders by sources (other than the Company or its Affiliates) rightfully in possession of the Confidential Information on a non-confidential basis. If the Trustee, the Holders or their respective Representatives are legally required or requested to disclose any Confidential Information, they will in advance of such disclosure, unless otherwise prohibited by Law, promptly notify the Company in writing of such request or requirement so that the Company may seek to avoid or minimize the required disclosure and/or obtain an appropriate protective order or other appropriate relief to ensure that any Confidential Information so disclosed is maintained in confidence to the maximum extent possible by the person receiving the disclosure, or, in the Company’s discretion, to waive compliance with the provisions of this CVR Agreement. In any such case, the Trustee and the Holders agree to cooperate and use reasonable efforts to avoid or minimize the required disclosure and/or obtain such protective order or other relief. If, in the absence of a protective order or the receipt of a waiver hereunder, the Trustee, the Holders or their respective Representatives are legally obligated to disclose any Confidential Information, they will disclose only so much thereof to the party compelling disclosure as they believe in good faith, on the basis of advice of counsel, is required by Law. The Trustee and the Holders shall, unless otherwise prohibited by Law, give the Company prior written notice of the specific Confidential Information that they believe they are required to disclose under such circumstances. All Confidential Information disclosed by or on behalf of the Company or any of its Affiliates shall be, and shall remain, the property of the Company or such Affiliate.

Section 7.11 Non-Use of Name. Neither the Trustee nor the Holders shall use the name, trademark, trade name, or logo of the Company, its Affiliates or their respective employees, agents or representatives in any publicity or news release relating to this CVR Agreement or its subject matter, without the prior express written permission of the Company.

Section 7.12 Notice of Default. The Company shall file with the Trustee written notice of the occurrence of any Event of Default or other default under this CVR Agreement within five Business Days of its becoming aware of such Event of Default or other default.

ARTICLE VIII

REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

Section 8.1 Event of Default Defined; Waiver of Default. “Event of Default” with respect to the Securities, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of Law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) default in the payment by the Company pursuant to the terms of this CVR Agreement of all or any part of the Distribution after a period of ten Business Days after the Distribution shall become due and payable on the Distribution Payment Date; or

(b) material default in the performance, or breach in any material respect, of any covenant or warranty of the Company in respect of the Securities (other than a covenant or warranty in respect of the Securities, a default in whose performance or whose breach is elsewhere in this Section 8.1 specifically dealt with), and continuance of such material default or breach in any material respect for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Requisite Holders, a written notice specifying such material default or breach in any material respect and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(c) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

(d) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors.

If an Event of Default described above occurs and is continuing, then, and in each and every such case, either the Trustee by notice in writing to the Company or the Trustee upon the written request of the Requisite Holders by notice in writing to the Company (and to the Trustee if given by the Requisite Holders), shall bring suit to protect the rights of the Holders, including to obtain payment for any amounts then due and payable, which amounts shall bear interest at the Default Interest Rate from the date such amounts were due and payable hereunder until payment is made to the Trustee.

The foregoing provisions of this Section 8.1, however, are subject to the condition that if, at any time after the Trustee shall have begun such suit, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all amounts which shall have become due (with interest upon such overdue amount at the Default Interest Rate to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made, by the Trustee, and if any and all Events of Default under this CVR Agreement shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Majority Holders, by written notice to the Company and to the Trustee, may waive all defaults with respect to the Securities, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereof.

Section 8.2 Collection by the Trustee; the Trustee May Prove Payment Obligations. The Company covenants that in the case that default shall be made in the payment of all or any part of the Securities when the same shall have become due and payable, whether at the Distribution Payment Date or otherwise, then upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the Holders of the Securities the whole amount that then shall have become due and payable on all Securities (with interest from the date due and payable to the date of such payment upon the overdue amount at the Default Interest Rate); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its negligence, bad faith or willful misconduct.

The Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this CVR Agreement or in aid of the exercise of any power granted herein, or to enforce any other remedy.

In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at Law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by Law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

In any judicial proceedings relative to the Company or other obligor upon the Securities, irrespective of whether any amount is then due and payable with respect to the Securities, the Trustee is authorized:

(a) to file and prove a claim or claims for the whole amount owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Holders allowed in any judicial proceedings relative to the Company or other obligor upon the Securities, or to their respective property;

(b) unless prohibited by and only to the extent required by applicable Law, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

(c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its negligence, bad faith or willful misconduct, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.6. To the extent that such payment of reasonable compensation, expenses, disbursements, advances and other amounts out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities, or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

All rights of action and of asserting claims under this CVR Agreement, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof and any trial or other proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this CVR Agreement to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

Section 8.3 Application of Proceeds. Any monies collected by the Trustee pursuant to this Article VIII in respect of any Securities shall be applied in the following order at the date or dates fixed by the Trustee upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment in exchange for the presented Securities if only partially paid or upon surrender thereof if fully paid:

FIRST: To the payment of costs and expenses in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its negligence, bad faith or willful misconduct, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.7;

SECOND: To the payment of the whole amount then owing and unpaid upon all the Securities, with interest at the Default Interest Rate on all such amounts, and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such amounts without preference or priority of any security over any other Security, ratably to the aggregate of such amounts due and payable; and

THIRD: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

Section 8.4 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights of the Holders under this CVR Agreement and the rights vested in the Trustee by this

CVR Agreement, in either case by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at Law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this CVR Agreement or in aid of the exercise of any power granted in this CVR Agreement or to enforce any other legal or equitable right vested in the Trustee by this CVR Agreement or by Law.

Section 8.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee or any Holder shall have proceeded to enforce any right under this CVR Agreement and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case the Company and the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been taken.

Section 8.6 Limitations on Suits by Holders. Subject to the rights of the Holders under Section 8.7, no Holder of any Security shall have any right by virtue or by availing of any provision of this CVR Agreement to institute any action or proceeding at Law or in equity or in bankruptcy or otherwise upon or under or with respect to this CVR Agreement, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Requisite Holders shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 8.9. For the protection and enforcement of the provisions of this Section 8.6, each and every Holder and the Trustee shall be entitled to such relief as can be given either at Law or in equity.

Section 8.7 Unconditional Right of Holders to Institute Certain Suits. Notwithstanding any other provision in this CVR Agreement and any provision of any Security, the right of any Holder of any Security to receive payment of the amounts payable in respect of such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 8.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.

(a) Except as provided in Section 8.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by Law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at Law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

(b) No delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 8.6, every power and remedy given by this CVR Agreement or by Law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 8.9 Control by Holders.

(a) The Requisite Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any power conferred on the Trustee with respect to the Securities by this CVR Agreement; provided that such direction shall not be otherwise than in accordance with Law and the provisions of this CVR Agreement; and provided, further, that (subject to the provisions of Section 4.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction.

(b) Nothing in this CVR Agreement shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by the Holders.

Section 8.10 Waiver of Past Defaults.

(a) In the case of a default or an Event of Default specified in clause (b), (c) or (d) of Section 8.1, the Majority Holders may waive any such default or Event of Default, and its consequences except a default in respect of a covenant or provisions hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Company, the Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

(b) Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this CVR Agreement; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 8.11 The Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall transmit to the Holders, as the names and addresses of such Holders appear on the Security Register (as provided under Section 313I of the Trust Indenture Act, if applicable), notice by mail of all defaults which have occurred and are known to the Trustee, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term “default” for the purposes of this Section 8.11 being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the amounts payable in respect of any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

Section 8.12 Right of Court to Require Filing of Undertaking to Pay Costs. All Parties agree, and each Holder of any Security by his, her or its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this CVR Agreement or in any suit against the Trustee for any action taken, suffered or omitted by it as the Trustee, the filing by any party litigant in such suit of an undertaking to pay the reasonable out-of-pocket costs of such suit, and that such court may in its discretion assess reasonable out-of-pocket costs, including reasonable out-of-pocket attorneys’ fees incurred by any party, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 8.12 shall not apply to any suit instituted by the Trustee, to any suit instituted by the Requisite Holders or to any suit instituted by any Holder for the enforcement of the payment of any Distribution on or after the due date expressed in such Security.

ARTICLE IX

CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.1 Company May Consolidate, etc., on Certain Terms. The Company covenants that it will not merge or consolidate with or into any other Person or sell or convey all or substantially all of its assets to any Person, unless: (a) either (i) the Company shall be the continuing Person or (ii) the successor Person, or the Person that acquires by sale or conveyance substantially all the assets of the Company shall expressly assume, by an assignment and assumption agreement, executed and delivered to the Trustee, in substantially the form attached hereto as Annex B, the due and punctual payment of the Distributions and the due and punctual performance and observance of all covenants and conditions of this CVR Agreement to be performed or observed by the Company; and (b) immediately after such merger or consolidation, or such sale or conveyance, no default or Event of Default shall have occurred and be continuing.

Section 9.2 Successor Person Substituted.

(a) In case of an assumption pursuant to Section 9.1(a)(ii), such assuming Person shall succeed to and be substituted for the Company with the same effect as if it had been named herein. Such assuming Person may cause to be signed, and may issue either in its own name (or, if it is the successor to the Company or substantially all assets of the Company, in the name of the Company prior to such succession) any or all of the Securities issuable hereunder, in the case of Global Securities, which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this CVR Agreement prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered to the Trustee for authentication, and any Securities which such assuming Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this CVR Agreement as the Securities theretofore or thereafter issued in accordance with the terms of this CVR Agreement as though all of such Securities had been issued at the date of the execution hereof.

(b) In case of any such assumption, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

(c) In the event of any such assumption, the assigning Person shall be discharged from all obligations and covenants under this CVR Agreement and the Securities and may be liquidated and dissolved.

Section 9.3 Opinion of Counsel to the Trustee. The Trustee, subject to the provisions of Section 4.1 and Section 4.2, shall receive an Officer’s Certificate and Opinion of Counsel, prepared in accordance with Section 1.2 and Section 1.3, as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this CVR Agreement, and if a supplemental agreement is required in connection with such transaction, such supplemental agreement complies with this Article IX and that there has been compliance with all conditions precedent herein provided for or relating to such transaction.

Section 9.4 Successors. All covenants, provisions and agreements in this CVR Agreement by or for the benefit of the Company, the Trustee or the Holders shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives, whether so expressed or not. The Company may assign this CVR Agreement without the prior written consent of the other Parties to this CVR Agreement to one or more of its direct or indirect Subsidiaries; provided, however, that, subject to Section 9.2(a) and Section 9.2(b), in the event of any such assignment the Company shall remain subject to its obligations and covenants hereunder, including its obligation to make the Distribution.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this CVR Agreement to be duly executed, all as of the day and year first above written.

CARTESIAN THERAPEUTICS, INC.

By:
Name:
Title:

EQUINITI TRUST COMPANY, LLC, as the Trustee

By:
Name:
Title:

[Signature Page to CVR Agreement]

ANNEX A

FORM OF GLOBAL SECURITY

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE CONTINGENT VALUE RIGHTS AGREEMENT (THE “CVR AGREEMENT”) HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE CVR AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE CVR AGREEMENT.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DIRECT REGISTRATION FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE OFFER AND SALE OF THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITY UNDER APPLICABLE SECURITIES LAWS, OTHER THAN PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY AND ITS TRANSFER AGENT SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND THE TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED.

A-1

CARTESIAN THERAPEUTICS, INC.

No.	Certificate for	Contingent Value Rights
CUSIP	[ ]

This certifies that                     , or registered assigns (the “Holder”), is the registered holder of the number of Contingent Value Rights (“CVRs” or “Securities”) set forth above. Each CVR entitles the Holder, subject to the provisions contained herein and in the CVR Agreement referred to on the reverse hereof, to payments from Cartesian Therapeutics, Inc., a Delaware corporation (the “Company”), in the amounts and in the forms determined pursuant to the provisions set forth on the reverse hereof and as more fully described in the CVR Agreement referred to on the reverse hereof. Such payments shall be made by the Company on the Distribution Payment Date, as defined in the CVR Agreement referred to on the reverse hereof, in accordance with the terms of the CVR Agreement.

Payment of any amounts pursuant to this CVR certificate shall be made only to the registered Holder (as defined in the CVR Agreement) of this CVR certificate. Such payment shall be made in the Borough of Manhattan, New York City, NY, or at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts; provided, however, the Company may pay such amounts by wire transfer or check payable in such money. Equiniti Trust Company, LLC has been initially appointed as Paying Agent at its office or agency in the Borough of Manhattan, New York City, NY.

Reference is hereby made to the further provisions of this CVR certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this CVR certificate shall not be entitled to any benefit under the CVR Agreement, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: [●]

By:
Name:
Title:

A-2

[Form of Reverse of CVR certificate]

1. This CVR certificate is issued under and in accordance with the Contingent Value Rights Agreement, dated as of [            ], 2023 (the “CVR Agreement”), between the Company and Equiniti Trust Company, LLC, a New York limited liability trust company, as trustee (the “Trustee,” which term includes any successor Trustee under the CVR Agreement), and is subject to the terms and provisions contained in the CVR Agreement, to all of which terms and provisions the Holder of this CVR certificate consents by acceptance hereof. The CVR Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the CVR Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the CVRs. All capitalized terms used in this CVR certificate without definition shall have the respective meanings ascribed to them in the CVR Agreement. Copies of the CVR Agreement can be obtained by contacting the Trustee.

2. On each Distribution Payment Date, the Company shall make the payments required by Section 3.1(c) of the CVR Agreement to the Trustee, for further distribution by the Trustee to the Holders in accordance with Section 3.1(c) of the CVR Agreement.

3. In the event of any conflict between this CVR certificate and the CVR Agreement, the CVR Agreement shall govern and prevail.

4. The Distributions, if any, and interest thereon, if any, shall be payable by the Company in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts; provided, however, that such amounts may be paid check or wire transfer payable in such money. Trustee has been initially appointed as Paying Agent at its office or agency in the Borough of Manhattan, New York City, NY.

5. If an Event of Default occurs and is continuing, either the Trustee may or the Requisite Holders, by notice to the Company and to the Trustee shall bring suit in accordance with the terms and conditions of the CVR Agreement to protect the rights of the Holders, including to obtain payment of all amounts then due and payable, with interest at the Default Interest Rate from the date of the Event of Default through the date payment is made or duly provided for.

6. No reference herein to the CVR Agreement and no provision of this CVR certificate or of the CVR Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay any amounts determined pursuant to the terms hereof and of the CVR Agreement at the times, place and amount, and in the manner, herein prescribed.

8. As provided in the CVR Agreement and subject to certain limitations therein set forth, the transfer of the CVRs represented by this CVR certificate is registrable on the Security Register, upon surrender of this CVR certificate for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, New York City, NY, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new CVR certificates or Direct Registration Securities, for the same amount of CVRs, will be issued to

A-3

the designated transferee or transferees. The Company hereby initially designates the office of Trustee at 48 Wall Street, 22nd Floor, New York, New York 10005 as the office for registration of transfer of this CVR certificate.

9. As provided in the CVR Agreement and subject to certain limitations therein set forth, this CVR certificate is exchangeable for one or more CVR certificates or Direct Registration Securities representing the same number of CVRs as represented by this CVR certificate as requested by the Holder surrendering the same.

10. No service charge will be made for any registration of transfer or exchange of CVRs, but the Company may require payment of a sum sufficient to cover all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange.

11. Prior to the time of due presentment of this CVR certificate for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this CVR certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

12. Neither the Company nor the Trustee has any duty or obligation to the holder of this CVR certificate, except as expressly set forth herein or in the CVR Agreement.

A-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Global Securities referred to in the within-mentioned CVR Agreement.

Equiniti Trust Company, LLC, as the Trustee

Dated: [●]	By:
Authorized Signatory

A-5

ANNEX B

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT, made as of [            ], [            ] (this “Agreement”), between Cartesian Therapeutics, Inc., a Delaware corporation (“Assignor”), and [            ], a [            ] (“Assignee”). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings given to them in the CVR Agreement referred to below.

RECITALS:

WHEREAS, Assignor and Equiniti Trust Company, LLC, as trustee (the “Trustee”) are parties to a Contingent Value Rights Agreement dated as of [            ], 2023 (the “CVR Agreement”); and

WHEREAS, Assignor and Assignee desire to execute and deliver this CVR Agreement evidencing the assignment to Assignee of due and punctual payment of the Distribution and the performance and observance of every covenant of the CVR Agreement of Assignor to be performed and observed and the assumption thereof by Assignee.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.

Assignment. Effective as of [            ] (the “Assignment Date”), Assignor hereby assigns to Assignee, and Assignee hereby accepts the assignment of, the due and punctual payment of the Distributions and the performance and observance of all terms, covenants and conditions of the CVR Agreement on the part of Assignor to be performed or observed.

2.

Assumption. Effective as of the Assignment Date, Assignee hereby assumes the due and punctual payment of the Distributions and the performance and observance of all terms, covenants and conditions of the CVR Agreement on the part of Assignor to be performed or observed.

3.	Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective successors and assigns.

4.

Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of New York, without giving effect to the conflict-of-laws principles thereof that might otherwise lead to the application of the laws of any other jurisdiction.

5.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

B-1

IN WITNESS WHEREOF, the parties hereto have caused this CVR Agreement to be duly executed, all as of the day and year first above written.

CARTESIAN THERAPEUTICS, INC.

By:
Name:
Title:

[ASSIGNEE]

By:
Name:
Title:

B-2

EXHIBIT F

FORM OF ACCREDITED INVESTOR QUESTIONNAIRE

(See attached.)

ELIGIBILITY REPRESENTATIONS OF THE HOLDER

This Questionnaire must be completed by the holder of Company Capital Stock (the “Holder”). Capitalized terms used and not otherwise defined in this Questionnaire have the meanings given to them in the Agreement and Plan of Merger by and among Selecta Biosciences, Inc., Cartesian Therapeutics, Inc., and the merger subsidiary vehicles party thereto (the “Merger Agreement”). The Holder must check the applicable box in either Part A, Part B, or Part C and the applicable box in Part D below.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):

☐	The Holder is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

☐	The Holder is subscribing for the Merger Consideration as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):

☐

We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box below indicating the provision under which we qualify as an “accredited investor.”

☐	We are not a natural person.

The Holder is an institutional “accredited investor” within the meaning of Rule 501(a) under the Securities Act and has checked the appropriate box(es) below indicating the applicable provision under which the Holder qualifies as such:

☐

The Holder is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, partnership, or limited liability company that was not formed for the specific purpose of acquiring the securities of Selecta Biosciences, Inc. being offered in this offering, with total assets in excess of $5,000,000.

☐	The Holder is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	The Holder is a “bank” as defined in Section 3(a)(2) of the Securities Act.

☐	The Holder is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	The Holder is a broker or dealer registered pursuant to Section 15 of the Exchange Act.

☐	The Holder is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

☐	The Holder is an investment adviser relying on the exemption from registering with the Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940.

☐	The Holder is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.

☐	The Holder is an investment company registered under the Investment Company Act of 1940.

☐	The Holder is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐	The Holder is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	The Holder is a “Rural Business Investment Company” as defined in Section 384A of the Consolidated Farm and Rural Development Act.

☐

The Holder is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

☐

The Holder is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following.

☐	A bank;

☐	A savings and loan association;

☐	A insurance company; or

☐	A registered investment adviser.

☐	The Holder is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000.

☐

The Holder is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.

☐

The Holder is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

C.	INDIVIDUAL ACCOUNT STATUS

☐

I am an individual “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box below indicating the provision under which I qualify as an “accredited investor.”

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Holder has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Holder and under which the Holder accordingly qualifies as an “accredited investor.”

☐

The Holder is a natural person (or a 401(k)/IRA investor directed by and for the benefit of a single natural person) whose net worth, either individually or jointly with the person’s spouse or spousal equivalent, at of the date of the Merger Agreement, exceeds $1,000,000.

☐

The Holder is a natural person (or a 401(k)/IRA investor directed by and for the benefit of a single natural person) who had individual income in excess of $200,000, or joint income with the person’s spouse or spousal equivalent in excess of $300,000, in each of the previous two calendar years and reasonably expects to reach the same income level in the current calendar year.

In calculating the Holder’s net worth: (i) the Holder’s primary residence may not be included as an asset; (ii) indebtedness that is secured by the Holder’s primary residence, up to the estimated fair market value of the primary residence as of the date of this Merger Agreement, may not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (iii) indebtedness that is secured by the Holder’s primary residence in excess of the estimated fair market value of the primary residence as of the date of this Merger Agreement must be included as a liability. In calculating the Holder’s joint net worth with the Holder’s spouse or spousal equivalent, the Holder’s spouse’s primary residence (if different from the Holder’s own) and indebtedness secured by such primary residence should be treated in a similar fashion.

***AND***

D.	AFFILIATE STATUS
(Please check the applicable box)

The Holder:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144) of Selecta Biosciences, Inc. or acting on behalf of an affiliate of Selecta Biosciences, Inc.

For Individual Investors:

Name (Please type or print)

By:
Date:

For Partnership, Corporation, or Other Entity Investors (all other Investors):

Entity Name (Please type or print)

By:
Title:
Date:

Exhibit 3.3

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION

OF

SELECTA BIOSCIENCES, INC.

Selecta Biosciences, Inc. (the “Corporation”), a corporation duly organized and existing under and by virtue of the Delaware General Corporation Law, does hereby certify as follows:

1.    The Corporation’s Certificate of Incorporation was originally filed on December 10, 2007 with the Secretary of State of the State of Delaware, and was amended on June 7, 2016, restated on June 27, 2016, and amended on June 21, 2022, respectively.

2.    This Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) amends the provisions of the Corporation’s Restated Certificate of Incorporation, dated as of June 27, 2016, as amended on June 21, 2022 (the “Certificate of Incorporation”). The amendments set forth in this Certificate of Amendment have been duly adopted by resolution duly adopted by the Board of Directors of the Corporation pursuant to Section 242(a)(1) and Section 242(d)(1)(A) of the Delaware General Corporation Law.

3.    Article FIRST of the Certificate of Incorporation is amended and restated in its entirety as follows:

“FIRST: The name of the corporation is Cartesian Therapeutics, Inc.”

4.    All other provisions of the Certificate of Incorporation shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate of Amendment this 13th day of November, 2023.

/s/ Carsten Brunn
Carsten Brunn
President and CEO

Exhibit 3.4

SELECTA BIOSCIENCES, INC.

FORM OF CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Selecta Biosciences, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on November 11, 2023, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.0001 per share, which is designated as “Series A Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as Preferred Stock, consisting of 10,000,000 shares, $0.0001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (a) a series of Preferred Stock of the Corporation be, and hereby is, authorized by the Board of Directors, (b) the Board of Directors hereby authorizes the issuance of 548,375 shares of “Series A Non-Voting Convertible Preferred Stock” pursuant to the terms of (i) the Securities Purchase Agreement, dated as of the date hereof, by and among the Corporation and certain of the initial Holders (as defined below) (the “Purchase Agreement”) and (ii) the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Sakura Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Corporation, Sakura Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Corporation, and Cartesian Therapeutics, Inc., a Delaware corporation (the “Merger Agreement”), and (c) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:

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TERMS OF SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK

Article I.    Definitions.

For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6.05(d).

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Corporation.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series A Non-Voting Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of shares of Series A Non-Voting Convertible Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

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Article II.    Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series A Non-Voting Convertible Preferred Stock (the “Series A Non-Voting Preferred Stock”) and the number of shares so designated shall be 548,375. Each share of Series A Non-Voting Preferred Stock shall have a par value of $0.0001 per share.

Article III.    Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series A Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock; provided, however, that in no event shall Holders of shares of Series A Non-Voting Preferred Stock (or of any Common Stock into which such shares are convertible) be entitled to receive, with respect to such shares, the “rights” distributed pursuant to that certain Contingent Value Rights Agreement to be entered into by the Corporation and Equiniti Trust Company, LLC as contemplated in the Merger Agreement and substantially in the form attached thereto, as may be amended from time to time (the “CVR Agreement”), or any amounts paid under the CVR Agreement. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series A Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

Article IV.    Voting Rights.

Section 4.01    Except as otherwise provided herein or as otherwise required by the DGCL, the Series A Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series A Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Non-Voting Preferred Stock: (a) alter or change adversely the powers, preferences or rights given to the Series A Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Amended and Restated Bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, in each case to the extent such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion or otherwise; (b) issue further shares of Series A Non-Voting Preferred Stock (other than pursuant to the exercise of stock options held by any current or former directors, officers, employees or consultants of the Corporation or any of its subsidiaries, or pursuant to the Purchase Agreement or the Merger Agreement) or increase or decrease (other than by conversion) the number of authorized shares of Series A Non-Voting Preferred Stock; (c) prior to the Automatic Conversion (as defined below) or at any time while at least 30% of the originally issued Series A Non-Voting Preferred Stock remains issued and outstanding,

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consummate either (i) any Fundamental Transaction (as defined below) or (ii) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the stockholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction; (d) amend, in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval (as defined below) or the Automatic Conversion, or terminate, any of those certain Support Agreements entered into by the Corporation, Cartesian Therapeutics, Inc. and certain holders of shares of Common Stock, or agree to any transfer, sale or disposition of such shares subject to the Support Agreements (except for such transfers, sales or dispositions with respect to which the approval of the Corporation is not required pursuant to the applicable Support Agreement); (e) amend, or fail to comply with, in each case in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval, Sections 4.1, 4.2 or 4.3 of the Merger Agreement; or (f) enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series A Non-Voting Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders may not vote such shares upon the proposal for Stockholder Approval in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC.

Section 4.02    Any vote required or permitted under Section 4.01 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting; provided that the consent is executed by Holders representing a majority of the outstanding shares of Series A Non-Voting Preferred Stock.

Article V.    Rank; Liquidation.

Section 5.01    The Series A Non-Voting Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

Section 5.02    Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series A Non-Voting Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitation and assuming receipt of Stockholder Approval) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared on but unpaid to such shares (but, for the avoidance of doubt, not taking into account any distributions or other payments as may have been made by the Corporation pursuant to the CVR Agreement). If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series A Non-Voting Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to the Holders and the holders of Common Stock in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

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Article VI.    Conversion.

Section 6.01    Automatic Conversion on Stockholder Approval. Effective as of 5:00 p.m., Eastern time, on the third Business Day after the date that the Corporation’s stockholders approve (i) the conversion of the Series A Non-Voting Preferred Stock into shares of Common Stock in accordance with the listing rules of the Nasdaq Stock Market, and (ii) an amendment to increase the number of authorized shares of Common Stock or to effect a reverse stock split of all outstanding shares of Common Stock, in either case, by a number of authorized shares or at a stock split ratio, as the case may be, sufficient to allow the conversion of all shares of Series A Non-Voting Preferred Stock into shares of Common Stock (the “Stockholder Approval”), each share of Series A Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined below), subject to the Beneficial Ownership Limitation (the “Automatic Conversion”). Following the effectiveness of the Automatic Conversion and subject to the Beneficial Ownership Limitation, shares of Series A Non-Voting Preferred Stock issued upon the exercise of a stock option following the Automatic Conversion shall automatically convert at the time of such exercise into a number of shares of Common Stock equal to the Conversion Ratio in effect at the time of such exercise. The Corporation shall inform each Holder and each holder of a stock option to purchase shares of Series A Non-Voting Preferred Stock of the occurrence of the Stockholder Approval within one Business Day of such Stockholder Approval, it being understood that the filing of a Current Report on Form 8-K reporting the Stockholder Approval shall be deemed sufficient to inform the Holders and the holders of stock options to purchase shares of Series A Non-Voting Preferred Stock in respect thereof. In determining the application of the Beneficial Ownership Limitation solely with respect to the Automatic Conversion, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership by such Holder of: (x) the number of shares of Common Stock issuable to such Holder in such Automatic Conversion, plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership within 30 days prior to the date of Stockholder Approval (a “Beneficial Ownership Statement”) and assuming the conversion of all shares of Series A Non-Voting Preferred Stock held by all other Holders less the aggregate number of shares of Series A Non-Voting Preferred Stock held by all other Holders that will not convert into shares of Common Stock on account of the application of any Beneficial Ownership Limitations applicable to any such other Holders. If a Holder fails to provide the Corporation with a Beneficial Ownership Statement within 30 days prior to the date of Stockholder Approval, then the Corporation shall presume the Holder’s beneficial ownership of Common Stock (excluding the Conversion Shares) to be zero or such other number of shares of Common Stock as the Corporation shall have reason to believe are beneficially owned by such Holder. The shares of Series A Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. The Conversion Shares shall be issued only in book entry form, as follows:

(a)

Converted Stock shall be automatically cancelled upon the Automatic Conversion (or with respect to Series A Non-Voting Preferred Stock issued upon an option exercise following the Automatic Conversion, at the time of such option exercise) and converted into the corresponding Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders and shall be delivered to the Holders within one Business Day of the effectiveness of the Automatic Conversion (or option exercise, as applicable).

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(b)

Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

Section 6.02    Conversion at Option of Holder. Subject to Section 6.01, Section 6.04 and Section 6.05(c), each share of Series A Non-Voting Preferred Stock then outstanding that is not otherwise converted into Common Stock upon the Automatic Conversion as a result of the applicability of the Beneficial Ownership Limitation shall be convertible, at any time and from time to time following 5:00 p.m., Eastern time, on the third Business Day after the date that the Stockholder Approval is obtained by the Corporation, at the option of the Holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation and only to the extent the same shall have ceased to apply (each, an “Optional Conversion”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Optional Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Optional Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Optional Conversion Date”) shall be the Trading Day that the Notice of Optional Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation. The calculations set forth in the Notice of Optional Conversion shall control in the absence of manifest or mathematical error.

Section 6.03    Conversion Ratio. The “Conversion Ratio” for each share of Series A Non-Voting Preferred Stock shall be 1,000 shares of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series A Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

Section 6.04    Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of any share of Series A Non-Voting Preferred Stock, including pursuant to Section 6.01, and a Holder shall not have the right to convert any portion of the Series A Non-Voting Preferred Stock pursuant to Section 6.02, to the extent that, after giving effect to such attempted Automatic Conversion or conversion set forth on an applicable Notice of Optional Conversion with respect to the Series A Non-Voting Preferred Stock, such Holder (or any of such Holder’s affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Holder for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess

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of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series A Non-Voting Preferred Stock subject to the Automatic Conversion or the Notice of Optional Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (a) conversion of the remaining, unconverted Series A Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.04, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.04, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation that is filed with the Commission, or (iii) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within two Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series A Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at 19.9% for each individual Holder, unless the same shall have been set by such Holder to be lower than 19.9% (A) on such Holder’s signature page to the Purchase Agreement or (B) by written notice provided to the Corporation, as applicable. The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Optional Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Corporation, (x) if the Beneficial Ownership Limitation shall have initially been set by such Holder to be lower than 19.9%, the Holder may reset the Beneficial Ownership Limitation to a higher percentage not to exceed 19.9%, and (y) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage; provided that such decrease shall not become effective until the later of (A) 5:00 p.m., Eastern time, on the third Business Day after the date of the Stockholder Approval and (B) if Stockholder Approval is not obtained within six months after the initial issuance of the Series A Non-Voting Preferred Stock, the date that is three Business Days after the date that is six months after the initial issuance of the Series A Non-Voting Preferred Stock. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.9%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the

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minimum notice required by this Section 6.04. Notwithstanding the foregoing, at any time following notice of a Fundamental Transaction, the Holder may waive or change the Beneficial Ownership Limitation effective immediately upon written notice to the Corporation and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Corporation. The provisions of this Section 6.04 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the shares of Series A Non-Voting Preferred Stock in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. Notwithstanding the foregoing, the Beneficial Ownership Limitation described in this Section 6.04 shall not apply to TAS Partners LLC or any of its affiliates.

Section 6.05    Mechanics of Conversion.

(a)

Electronic Issuance. Upon conversion and not later than three Trading Days after, in the case of the Automatic Conversion, the Stockholder Approval, or in the case of an Optional Conversion, the Optional Conversion Date (the “Share Delivery Date”), the Corporation shall electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If, in the case of any Notice of Optional Conversion, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Optional Conversion by written notice to the Corporation at any time on or before electronic receipt of such shares, in which event such Holder shall direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series A Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.

(b)

Obligation Absolute. Subject to Section 6.04 and subject to Holder’s right to rescind a Notice of Optional Conversion pursuant to Section 6.05(a), the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series A Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.04 and subject to Holder’s right to rescind a Notice of Optional Conversion pursuant to Section 6.05(a), in the event a Holder shall automatically convert or elect to convert any or all of its Series A Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining or enjoining conversion of all or part of the Series A Non-Voting Preferred Stock of such Holder shall

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have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series A Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.04 and subject to Holder’s right to rescind a Notice of Optional Conversion pursuant to Section 6.05(a), issue Conversion Shares upon a properly noticed conversion.

(c)

Cash Settlement. If, at any time after the Stockholder Approval, the Corporation fails to electronically deliver (or cause its transfer agent to electronically deliver) such shares pursuant to Section 6.05(a) on or prior to the second Trading Day after the Share Delivery Date (other than due to a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after the Stockholder Approval), then, unless the Holder has rescinded the applicable Notice of Optional Conversion pursuant to Section 6.05(a), the Corporation shall, at such request of the Holder, pay an amount equal to the Fair Value (as defined below) of such undelivered Conversion Shares to such Holder, with such payment to be made within two Business Days from the date of request by such Holder, whereupon the Corporation’s obligations to deliver such Conversion Shares issuable upon the Automatic Conversion or underlying the Notice of Optional Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares. For purposes of this Section 6.05(c), the “Fair Value” of shares shall be fixed with reference to the average of the Closing Sale Price on the principal Trading Market on which the Common Stock is listed over the ten consecutive Trading Days ending on, and including, the Trading Day immediately prior to, in the case of the Automatic Conversion, the date of the Stockholder Approval, and in the case of an Optional Conversion, the Optional Conversion Date. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.05(c) shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than due to a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation, (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval or (iii) the lack of obtaining Stockholder Approval), including due to limitations set forth in Section 6.05(f) or due to applicable Trading Market rules.

(d)

Buy-In on Failure to Timely Deliver Shares. If, after obtaining the Stockholder Approval, the Corporation fails to effect a DWAC Delivery by the Share Delivery Date pursuant to Section 6.05(a) (other than due to a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any

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other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series A Non-Voting Preferred Stock equal to the number of shares of Series A Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.05(a). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation.

(e)

Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance or injunctive relief with respect to the Corporation’s failure to timely deliver shares of Common Stock upon conversion of the shares of Series A Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.05(c); provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series A Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.05(a).

(f)

Reservation of Shares Issuable Upon Conversion. The Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series A Non-Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series A Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Article VII) upon the conversion of all outstanding shares of Series A Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

(g)

Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Non-Voting Preferred Stock, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional shares of Common Stock that a Holder of Series A Non-Voting Preferred Stock

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would otherwise be entitled to receive shall be aggregated with all fractional shares of Common Stock issuable to such Holder and any remaining fractional shares shall be rounded down to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Non-Voting Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

(h)

Transfer Taxes. The issuance of shares of the Common Stock upon conversion of the Series A Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such shares; provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such shares upon conversion in a name other than that of the registered Holder(s) of such shares of Series A Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 6.06    Status as Stockholder. Upon the date of conversion of the applicable shares of Series A Non-Voting Preferred Stock, (a) such shares shall be deemed converted into shares of Common Stock and (b) the Holder’s rights as a holder of such converted shares of Series A Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series A Non-Voting Preferred Stock. Notwithstanding anything to the contrary contained in this Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock, in no event shall the Series A Non-Voting Preferred Stock convert (or shall any Holder be entitled to convert or elect to convert such shares of Series A Non-Voting Preferred Stock) into shares of Common Stock prior to the Stockholder Approval.

Article VII.    Certain Adjustments.

Section 7.01

(a)

Stock Dividends and Stock Splits. If the Corporation, at any time while this Series A Non-Voting Preferred Stock is outstanding: (a) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series A Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (b) subdivides outstanding shares of Common Stock into a larger number of shares; or (c) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding

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immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.01(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b)

Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7.01(a), if at any time the Corporation makes an offering or a general issuance of Common Stock, or issues, sells or grants rights to purchase stock, warrants, securities or other property, in each of the foregoing cases pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights identical to those that apply to such holders of shares of Common Stock, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series A Non-Voting Preferred Stock (disregarding for such purpose any Beneficial Ownership Limitation and assuming receipt of Stockholder Approval) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. For the avoidance of doubt, Purchase Rights shall not include (i) the grant or issuance of any stock options, restricted stock or other equity awards with respect to shares of Common Stock as may be granted or issued to any directors, officers, employees or contractors of the Corporation or any of its subsidiaries or (ii) the grant, issuance or sale of any securities that is not generally extended to the holders of any class of shares of Common Stock.

Section 7.02    Fundamental Transaction. If, at any time while any Series A Non-Voting Preferred Stock is outstanding, (a) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (b) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (c) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (d) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.01(a)) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (any such action described in clauses (a) through (d), a “Fundamental Transaction”), then, upon any subsequent conversion of the Series A Non-Voting Preferred Stock, the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction,

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the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.02 and ensuring that the Series A Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close. Notwithstanding anything to the contrary herein, the Corporation’s disposition of certain assets pursuant to the CVR Agreement shall not constitute a Fundamental Transaction.

Section 7.03    Calculations. All calculations under this Article VII shall be made to the nearest cent or the nearest 1/1000th of a share, as the case may be. For purposes of this Article VII, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

Article VIII.    Redemption. The shares of Series A Non-Voting Preferred Stock shall not be redeemable except as set forth in this Article VIII. Each share of Series A Non-Voting Preferred Stock then outstanding shall be redeemable at the option of the Holder thereof at any time following the date that is 18 months after the initial issuance of the Series A Non-Voting Preferred Stock, other than any shares of Series A Non-Voting Preferred Stock that would not at the applicable time be convertible into shares of Common Stock as a result of the application of the Beneficial Ownership Limitation (without regard to the lack of obtaining Stockholder Approval). Holders shall effect such redemptions by providing the Corporation with the form of redemption notice attached hereto as Annex B (a “Notice of Redemption”), duly completed and executed and specifying the number of shares of Series A Non-Voting Preferred Stock held by such Holder to be redeemed (the “Redemption Shares”), which number shall be limited to the number of shares that such Holder would otherwise have been entitled to convert into shares of Common Stock after application of the Beneficial Ownership Limitation (without regard to the lack of obtaining

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Stockholder Approval). The date on which such a redemption shall be deemed effective (the “Redemption Date”) shall be the Business Day that the Notice of Redemption, completed and executed, is sent via email to, and received during regular business hours by, the Corporation. The Corporation shall, upon receipt of a Notice of Redemption, pay an amount equal to the Redemption Fair Value (as defined below) to such Holder based on the number of Conversion Shares issuable upon conversion of such Redemption Shares (without regard to the lack of obtaining Stockholder Approval), with such payment to be made within two Business Days from the Redemption Date, whereupon the Redemption Shares shall be cancelled upon payment in full of the Redemption Fair Value of such Redemption Shares and all rights with respect to such Redemption Shares shall terminate. For purposes of this Article VIII, the “Redemption Fair Value” of shares shall be fixed with reference to the average of the Closing Sale Price on the principal Trading Market on which the Common Stock is listed over the ten consecutive Trading Days ending on, and including, the Trading Day immediately prior to the Redemption Date. Nothing in this Article VIII shall limit the ability of the Corporation to purchase or otherwise deal in the shares of Series A Non-Voting Preferred Stock to the extent otherwise permitted hereby and by law, or by the terms of any stock option or other equity awards granted by the Corporation.

Article IX.    Transfer. A Holder may transfer any shares of Series A Non-Voting Preferred Stock together with the accompanying rights set forth herein, held by such holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (a) do and perform, or cause to be done and performed, all such further acts and things, and (b) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series A Non-Voting Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Article IX. The transferee of any shares of Series A Non-Voting Preferred Stock shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer (including in the event that TAS Partners LLC or any of its affiliates is the transferor of such shares, in which case the Beneficial Ownership Limitation shall apply with respect to such transferee and shall be set at 19.9% unless and until further decreased pursuant to Section 6.04).

Article X.    Series A Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Article XI), a register for the Series A Non-Voting Preferred Stock, in which the Corporation shall record (a) the name, address, and electronic mail address of each holder in whose name the shares of Series A Non-Voting Preferred Stock have been issued and (b) the name, address, and electronic mail address of each transferee of any shares of Series A Non-Voting Preferred Stock. The Corporation may deem and treat the registered Holder of shares of Series A Non-Voting Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series A Non-Voting Preferred Stock or his, her or its legal representatives.

Article XI.    Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of shares of Series A Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the Delaware General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

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Article XII.    Book-Entry. The Series A Non-Voting Preferred Stock will be issued only in book-entry form.

Article XIII.    Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series A Non-Voting Preferred Stock granted hereunder may be waived as to all shares of Series A Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series A Non-Voting Preferred Stock then outstanding; provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder; provided, further, that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).

Article XIV.    Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

Article XV.    Status of Converted Series A Non-Voting Preferred Stock. If any shares of Series A Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall, to the fullest extent permitted by applicable law, be retired and cancelled upon such acquisition, and shall not be reissued as a share of Series A Non-Voting Preferred Stock. Any share of Series A Non-Voting Preferred Stock so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by applicable law, resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Non-Voting Preferred Stock.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Selecta Biosciences, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock to be duly executed by its Chief Executive Officer on November 13, 2023.

SELECTA BIOSCIENCES, INC.

By:	/s/ Carsten Brunn
Name:	Carsten Brunn
Title:	President and CEO

[Signature Page to Certificate of Designation]

ANNEX A

NOTICE OF OPTIONAL CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby elects to convert the number of shares of Series A Non-Voting Preferred Stock indicated below, represented in book-entry form, into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Selecta Biosciences, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Delaware on November 13, 2023.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series A Non-Voting Preferred Stock subject to this Notice of Optional Conversion, but excluding the number of shares of Common Stock which are issuable upon (a) conversion of the remaining, unconverted Series A Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.04 of the Certificate of Designation, is                     . For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

CONVERSION CALCULATIONS:

Date to Effect Conversion:

Number of shares of Series A Non-Voting Preferred Stock owned prior to Conversion:

Number of shares of Series A Non-Voting Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

For DWAC Delivery, please provide the following:

Broker No.:

Account No.:

[HOLDER]

By:
Name:
Title:

ANNEX B

NOTICE OF REDEMPTION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO REDEEM SHARES OF SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to redeem the number of shares of Series A Non-Voting Preferred Stock indicated below, represented in book-entry form, of Selecta Biosciences, Inc., a Delaware corporation.

Number of shares of Series A Non-Voting Preferred Stock owned prior to redemption:

Number of shares of Series A Non-Voting Preferred Stock to be redeemed:

[HOLDER]

By:
Name:
Title:

Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of November 13, 2023, by and among SELECTA BIOSCIENCES, INC., a Delaware corporation (the “Company”), and each purchaser identified on Annex A hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), including Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to issue and sell, upon the terms and conditions stated in this Agreement, an aggregate of 149,330.115 shares (the “Securities”) of Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share (and including any other class of securities into which the Series A Preferred Stock may hereafter be reclassified or changed into, the “Series A Preferred Stock”), of the Company, having the designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions as specified in the Certificate of Designation, in the form attached hereto as Exhibit A (the “Certificate of Designation”), which will be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), in accordance with the terms set forth in the Certificate of Designation.

C. Pursuant to the terms and conditions of the Certificate of Designation, the conversion of the Series A Preferred Stock shall be subject to receipt of the Requisite Stockholder Approval (as defined herein).

D. The Company has engaged Leerink Partners LLC as its exclusive placement agent (the “Placement Agent”) for the offering of the Securities on a “best efforts” basis.

E. Concurrently with the execution and delivery of this Agreement, the Company is entering into an Agreement and Plan of Merger by and among the Company, Sakura Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “First Merger Sub”), Sakura Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (the “Second Merger Sub”), and Cartesian Therapeutics, Inc. (“Cartesian”), in substantially the form attached hereto as Exhibit F (the “Merger Agreement”), pursuant to which the Company and Cartesian intend to effect a merger of First Merger Sub with and into Cartesian (the “First Merger”). Upon consummation of the First Merger, the First Merger Sub will cease to exist and Cartesian will become a wholly owned subsidiary of the Company. Immediately following the First Merger and as part of the same overall transaction as the First Merger, Cartesian will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”), with Second Merger Sub being the surviving entity of the Second Merger.

F. Prior to the Closing: (i) the parties hereto shall execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Conversion Shares under the Securities Act and applicable state securities laws and (ii) the Company shall file with the Secretary of State of the State of Delaware the Certificate of Designation, duly executed by an officer of the Company.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened against the Company, its Subsidiaries or any of their respective properties, or any officer, director or employee of the Company or any of its Subsidiaries acting in his or her capacity as an officer, director or employee, before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Attribution Parties” has the meaning set forth in Section 4.10.

“Beneficial Ownership Limitation” has the meaning set forth in Section 4.10.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Bylaws” has the meaning set forth in Section 2.3(a)(vi).

“Certificate of Designation” has the meaning set forth in the Recitals.

“Certificate of Incorporation” has the meaning set forth in Section 2.3(a)(vi).

“Closing” has the meaning set forth in Section 2.2(a).

“Closing Date” has the meaning set forth in Section 2.2(a).

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Covington & Burling LLP.

“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1).

“Company Deliverables” has the meaning set forth in Section 2.3(a).

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge, or knowledge that would have been acquired after reasonable inquiry, of the executive officers or directors of the Company having responsibility for the matter or matters that are the subject of the statement. With respect to any matters relating to Intellectual Property, such awareness or reasonable expectation to have knowledge does not require any such individual to conduct or have conducted or obtain or have obtained any freedom to operate opinions of counsel or any Intellectual Property rights clearance searches.

“Confidential Data” has the meaning set forth in Section 3.1(oo).

“Contract” means, with respect to any Person, any written or oral agreement, contract, subcontract, lease (whether for real or personal property), mortgage, license, or other legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise.

“Disqualification Event” has the meaning set forth in Section 3.1(mm).

“Effect” means any effect, change, event, circumstance, state of fact, occurrence or development.

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Employee Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA and any other pension, retirement, deferred compensation, excess benefit, profit-sharing, bonus, incentive, equity or equity-based, phantom equity, employment, consulting, severance, change-of-control, retention, health, life, disability, group insurance, paid time off, holiday, welfare and fringe benefit plan, program, agreement, Contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded, subject or not subject to ERISA and including any that have been frozen) that the Company or any of its Subsidiaries (i) sponsors, maintains, administers, or contributes to, (ii) provides benefits under or through, (iii) has any obligation to contribute to or provide benefits under or through, (iv) with respect to which have any liability, or (v) utilizes to provide benefits to or otherwise cover any current or former employee, officer, director or other service provider of the Company or any of its Subsidiaries (or their spouses, dependents, or beneficiaries).

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, lease, exclusive license, option, easement, reservation, servitude, adverse title, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction or encumbrance of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Environmental Laws” has the meaning set forth in Section 3.1(cc).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Extended Stockholder Approval Period” has the meaning set forth in Section 4.11.

“GAAP” means generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

“Governmental Authority” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature, (b) federal, state, local, municipal, foreign, supra-national or other government, (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, bureau, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and any taxing authority) or (d) self-regulatory organization (including Nasdaq).

“Hazardous Materials” has the meaning set forth in Section 3.1(cc).

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act.

“Indemnified Person” has the meaning set forth in Section 4.14.

“Insolvent” means, with respect to any Person, the occurrence of any of the following: (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

“Intellectual Property” has the meaning set forth in Section 3.1(p).

“Irrevocable Transfer Agent Instructions” means the Irrevocable Transfer Agent Instructions, in substantially the form of Exhibit C, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“IT Systems” has the meaning set forth in Section 3.1(oo).

“Law” means any federal, state, national, supra-national, foreign, local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, order, judgment or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority (including under the authority of Nasdaq or the Financial Industry Regulatory Authority, Inc.).

“Material Adverse Effect” means any Effect, individually or together with any other Effect, that (a) has had, has, or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities, results of operations, earnings or prospects of the Company and its Subsidiaries, taken as a whole; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Material Adverse Effect: (1) the announcement or disclosure of the sale of the Securities or other transactions contemplated by this Agreement, (2) the taking of any action, or the failure to take any action, by the Company that is required to comply with the terms of this Agreement, (3) any natural disaster or epidemics, pandemics or other force majeure events, or any act or threat of terrorism or war, any armed hostilities or terrorist activities (including any escalation or general worsening of any of the foregoing) anywhere in the world or any governmental or other response or reaction to any of the foregoing, (4) any change in GAAP or applicable Law or the interpretation thereof, (5) general economic or political conditions or conditions generally affecting the industries in which the Company and its Subsidiaries operate or (6) any change in the cash position of the Company and its Subsidiaries which results from operations in the ordinary course of business; or (b) prevents, materially adversely delays or materially adversely impedes, or could reasonably be expected to prevent, materially adversely delay or materially adversely impede the performance by the Company of its obligations under this Agreement and the other Transaction Documents, including, without limitation, the issuance and sale of the Securities and the Conversion Shares.

“Money Laundering Laws” has the meaning set forth in Section 3.1(ff).

“Nasdaq” means The Nasdaq Stock Market LLC.

“Net Short Sale” by any Purchaser shall mean a sale of Common Stock by such Purchaser that is marked by such Purchaser as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Outside Date” means the 15th day following the date of this Agreement.

“Permitted Encumbrances” means: (a) any Encumbrance for current taxes not yet due and payable or for taxes that are being contested in good faith and, in each case, for which adequate reserves have been made on the Unaudited Interim Balance Sheet in accordance with GAAP; (b) minor liens that have arisen in the ordinary course of business and that do not (individually or in the aggregate) materially detract from the value of the assets or properties subject thereto or materially impair the operations of the Company or any of its Subsidiaries; (c) statutory liens to secure obligations to landlords, lessors or renters under leases or rental agreements; (d) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by Law; (e) non-exclusive licenses of Intellectual Property rights granted by the Company or any of its Subsidiaries in the ordinary course of business and that do not (individually or in the aggregate) materially detract from the value of the Intellectual Property rights subject thereto; and (f) statutory liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) Protected Health Information as defined by HIPAA; (iv) “personal data” as defined by General Data Protection Regulation, and (v) any other piece of information that allows the identification of such natural person.

“Placement Agent” has the meaning set forth in the Recitals.

“Press Release” has the meaning set forth in Section 4.4.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser” or “Purchasers” has the meaning set forth in the Preamble.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.14.

“Registrable Securities” has the meaning set forth in the Registration Rights Agreement.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities.

“Regulation D” has the meaning set forth in the Recitals.

“Regulatory Agencies” has the meaning set forth in Section 3.1(kk).

“Requisite Stockholder Approval” has the meaning set forth in Section 4.11.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Sanctions” has the meaning set forth in Section 3.1(gg).

“Sarbanes-Oxley” has the meaning set forth in Section 3.1(j).

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in 2.3(a)(vi).

“Securities” has the meaning set forth in the Recitals.

“Securities Act” has the meaning set forth in the Recitals.

“Series A Preferred Stock” has the meaning set forth in the Recitals.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or non-U.S. regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stockholder Meeting” has the meaning set forth in Section 4.11.

“Stockholder Meeting Deadline” has the meaning set forth in Section 4.11.

“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Securities purchased hereunder as indicated on Annex A opposite such Purchaser’s name, in United States dollars and in immediately available funds, which amount represents the number of Securities being purchased by such Purchaser multiplied by the per Security price of $403.46851.

“Subsidiary” means all material subsidiaries of the Company and shall include any material subsidiary of the Company formed or acquired on or after the date hereof, including Cartesian.

“Support Agreement” means each Parent Stockholder Support Agreement (as defined in the Merger Agreement).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Certificate of Designation, the Irrevocable Transfer Agent Instructions and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means Equiniti Trust Company, LLC, the current transfer agent of the Company, or any successor transfer agent for the Company.

“Unaudited Interim Balance Sheet” means the unaudited condensed consolidated balance sheets of the Company and its Subsidiaries as of June 30, 2023 included in the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 17, 2023.

“USPTO” has the meaning set forth in Section 3.1(p).

ARTICLE 2

PURCHASE AND SALE

2.1 Purchase and Sale. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell to the Purchasers, and the Purchasers will purchase, severally and not jointly, the number of Securities set forth opposite the names of each such Purchaser under the heading “Number of Securities Purchased” for the Subscription Amount set forth on Annex A attached hereto.

2.2 Closing.

(a) Closing. Upon the satisfaction or waiver of the conditions set forth in Section 2.1, Section 2.2 and Article 5, the closing of the purchase and sale of the Securities (the “Closing”) shall take place remotely via exchange of executed documents and funds on the second Business Day after the date hereof (the “Closing Date”), or at such other time and place as mutually agreed by the Company and Purchasers, but in no event later than the Outside Date.

(b) Payment. On or prior to the Closing Date, each Purchaser shall deliver to the Company the Subscription Amount via wire transfer of immediately available funds to an account designated in writing by the Company or by other means approved by the Company on or prior to the Closing Date. At the Closing, the Company shall deliver to such Purchaser against payment a book-entry statement from the Transfer Agent evidencing the number of Securities set forth opposite such Purchaser’s name on Annex A, registered in the name of such Purchaser (or its nominee in accordance with its delivery instructions), free and clear of any liens or restrictions (other than those arising under state and federal securities laws and bearing the legend set forth in Section 4.1(b)). If a Purchaser has delivered the Subscription Amount prior to the Closing Date, and the Closing does not occur for any reason on or prior to the fifth Business Day following the expected Closing Date, the Company shall promptly (but not later than one Business Day thereafter) return the Subscription Amount to such Purchaser by wire transfer of United States dollars in immediately available funds to the account specified by such Purchaser, and any book entries for the Securities shall be deemed cancelled; provided that, unless this Agreement has been terminated pursuant to Section 6.17, such return of funds shall not terminate this Agreement or relieve the Purchasers of their respective obligations to purchase the Securities at the Closing. Notwithstanding anything in this Agreement to the contrary and as may be agreed to among the Company and one or more Purchasers, a Purchaser that is a mutual fund and subject to regulations related to the timing of funding and the issuance of securities thereunder or a Purchaser that has internal policies and/or procedures relating to the timing of funding and issuance of securities thereafter shall not be required to wire its respective portion of the Subscription Amount as set forth on Annex A until it confirms receipt of a book-entry statement from the Company’s transfer agent evidencing the issuance of the Securities to such Purchaser on and as of the Closing Date.

2.3 Closing Deliverables.

(a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (collectively, the “Company Deliverables”):

(i) evidence of the issuance of the Securities in the names of the Purchasers by book-entry statement from the Transfer Agent;

(ii) a legal opinion of Company Counsel, dated as of the Closing Date and in form and substance reasonably satisfactory to the Purchasers, executed by such counsel and addressed to the Purchasers and the Placement Agent;

(iii) the Registration Rights Agreement, duly executed by the Company;

(iv) duly executed Irrevocable Transfer Agent Instructions instructing the Transfer Agent to deliver, on an expedited basis, the number of Securities set forth opposite the name of such Purchaser under the heading “Number of Securities Purchased” on Annex A attached hereto, registered in the name of such Purchaser (or its nominee, as directed by the Purchaser);

(v) a Nasdaq Listing of Additional Shares notification for the listing of the Conversion Shares;

(vi) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (A) certifying the resolutions adopted by the Board of Directors or a duly authorized committee thereof approving the transactions contemplated by this Agreement, the other Transaction Documents and the Merger Agreement and the issuance of the Securities and the reservation of the Conversion Shares, (B) certifying the current versions of the restated certificate of incorporation, as amended (the “Certificate of Incorporation”), and amended and restated bylaws (the “Bylaws”) of the Company and (C) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in substantially the form attached hereto as Exhibit D;

(vii) the Compliance Certificate referred to in Section 5.1(h), in substantially the form attached hereto as Exhibit E;

(viii) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within three Business Days of the Closing Date;

(ix) a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is qualified to do business as a foreign corporation, as of a date within three Business Days of the Closing Date; and

(x) a certified copy of the Certificate of Designation, as filed with the Secretary of State of the State of Delaware.

(b) On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) this Agreement, duly executed by such Purchaser;

(ii) its respective Subscription Amount, in United States dollars and in immediately available funds, which shall be the amount set forth in the “Aggregate Purchase Price (Subscription Amount)” column opposite each Purchaser’s name in the table set forth on Annex A, by wire transfer of immediately available funds to the Company;

(iii) the Registration Rights Agreement, duly executed by such Purchaser; and

(iv) an Accredited Investor Questionnaire in substantially the form attached hereto as Exhibit G.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as previously disclosed in the SEC Reports, the Company hereby represents and warrants the following as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) to each of the Purchasers and to the Placement Agent:

(a) Due Organization; Subsidiaries. Each of the Company and its Subsidiaries is a corporation or limited liability company duly incorporated or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted and as proposed to be conducted as described in the SEC Reports, (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used and (iii) to perform its obligations under all Contracts by which it is bound. All of the Subsidiaries are wholly owned by the Company. Each of the Company and the Subsidiaries is licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business or the manner in which its business is currently being conducted requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not have or reasonably be expected to have a Material Adverse Effect.

(b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into the Transaction Documents and to perform its obligations under and consummate the transactions contemplated hereby or thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, sale, issuance and delivery of the Securities and, subject to the Requisite Stockholder Approval, the Conversion Shares, contemplated herein has been taken. Each of the Transaction Documents has been (or upon delivery will have been) duly executed and delivered by the Company and does, or when delivered in accordance with the terms hereof or thereof will, constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, examinership, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents and the issuance, sale and delivery of the securities to be sold by the Company under the Transaction Documents (including, subject to the Company obtaining Requisite Stockholder Approval, the issuance of Conversion Shares upon the conversion of the Securities), the performance by the Company of its obligations under the Transaction Documents and the consummation of the transactions contemplated hereby or thereby (including without limitation, the issuance of the Securities and the reservation for issuance of the Conversion Shares) do not and will not conflict with, result in the breach or violation of, or constitute (with or without the giving of notice or the passage of time or both) a violation of, or default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, license, franchise, permit, indenture, mortgage, deed of trust, loan agreement, joint venture or other Contract, agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or its properties may be bound or affected, (ii) the Company’s Certificate of Incorporation, the Company’s Bylaws, or the equivalent document with respect to any of the Company’s Subsidiaries, as amended and as in effect on the date hereof, or (iii) subject to the Requisite Stockholder Approval, any statute or Law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body (including Nasdaq), governmental agency, arbitration panel or authority applicable to the Company, any of its subsidiaries or their respective properties, except in the case of clauses (i) and (iii) for such conflicts, breaches, violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) Filings, Consents and Approvals. Except for any Current Report on Form 8-K or Notice of Exempt Offering of Securities on Form D to be filed by the Company in connection with the transaction contemplated hereby, any required filing with Nasdaq (other than the Listing of Additional Shares notification form for the listing of the Conversion Shares), the Requisite Stockholder Approval, the filing of the Certificate of Designation and the Registration Statement required to be filed by the Registration Rights Agreement, neither the Company nor any of its Subsidiaries is required to give any notice to, or make any filings with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by the Transaction Documents. Assuming the accuracy of the representations of the Purchasers in Section 3.2, no consent, approval, authorization or other order of, or registration, qualification or filing with, any court, regulatory body, administrative agency, self-regulatory organization, stock exchange or market (including Nasdaq), or other governmental body is required for the execution and delivery of the Transaction Documents, the valid issuance, sale and delivery of the Securities to be sold pursuant to the Transaction Documents (including, subject to the Company obtaining the Requisite Stockholder Approval, the issuance of Conversion Shares upon conversion of the Securities) other than such as have been or will be made or obtained, or for any securities filings required to be made under federal or state securities laws applicable to the offering of the Securities or the issuance of Conversion Shares upon conversion of the Securities (other than the Requisite Stockholder Approval and filings that have been made, or will be made, pursuant to the rules and regulations of Nasdaq). The Company and its Subsidiaries are unaware of any facts or circumstances that would reasonably be expected to prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to this Section 3.1(d).

(e) Issuance of the Securities and Conversion Shares. The issuance of the Securities has been duly authorized, and the Securities, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of any Encumbrances, preemptive rights or restrictions (other than as provided in the Certificate of Designation or any restrictions on transfer generally imposed under applicable securities laws). Subject to receipt of the Requisite Stockholder Approval, the issuance of the Conversion Shares has been duly authorized and the Conversion Shares, when issued in accordance with the terms of the Certificate of Designation, will be duly authorized, validly issued, fully paid and non-assessable, and shall be free and clear of any Encumbrances, preemptive rights or restrictions (other than as provided in this Agreement or any restrictions on transfer generally imposed under applicable securities laws). The Company has reserved such number of shares of Common Stock sufficient to enable full conversion of all of the Securities to the extent allowable prior to receipt of the Requisite Stockholder Approval and, upon receipt of the Requisite Stockholder Approval, the Company shall have reserved such number of shares of Common Stock sufficient to enable the full conversion of all of the Securities.

(f) Capitalization.

(i) As of the date hereof (the “Capitalization Date”), the authorized capital stock of the Company consisted of (i) 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), none of which were issued and outstanding and (ii) 350,000,000 shares of Common Stock, 155,204,182 shares of which were issued and outstanding. The Preferred Stock and the Common Stock are collectively referred to herein as the “Capital Stock.” All of the issued and outstanding shares of Capital Stock have been duly authorized and validly issued and are fully paid and nonassessable and are free of any Encumbrances. As of the Capitalization Date, (i) the Company has reserved 20,784,463 shares of Common Stock for issuance under the Company’s 2016 Incentive Award Plan (the “2016 Plan”), of which 1,677,632 shares were subject to settlement of outstanding restricted stock units and 19,106,831 shares were subject to outstanding stock options and (ii) 4,982,098 shares have been reserved and available for purchase under the Company’s 2016 Employee Stock Purchase Plan. As of the date hereof, the Company has declared a distribution of one contingent value right for each outstanding share of Common Stock as of the date that is 21 days following the closing of the Merger, representing the right to receive contingent payments, payable in cash or Common Stock, upon the occurrence of certain events relating to certain of the Company’s legacy non-cash assets (the “CVRs”). After giving effect to the Merger and the issuance of the Securities, the Company will have 10,000,000 shares of Series A Preferred Stock authorized, 578,374.13865 of which will be issued and outstanding. None of the outstanding shares of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except as otherwise set forth in this Agreement or in the Merger Agreement, as of the date hereof there are no outstanding options, warrants, rights (including conversion or preemptive rights), agreements, arrangements or commitments of any character, whether or not contingent, relating to the issued or unissued Capital Stock of the Company or obligating the Company to issue or sell any share of Capital Stock of, or other equity interest in, the Company. The issuance and sale of the Securities (including, subject to the Company obtaining the Requisite Stockholder Approval, the issuance of Conversion Shares upon conversion of the Securities) will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.

(ii) Effective as of the consummation of the Merger, Cartesian will be a wholly owned subsidiary of the Company.

(g) Merger Agreement.

(i) The Merger Agreement has been duly and validly authorized, executed and delivered by the Company, the First Merger Sub and the Second Merger Sub and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding agreement of the Company, the First Merger Sub and the Second Merger Sub enforceable against the Company, the First Merger Sub and the Second Merger Sub in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(ii) To the Company’s Knowledge, the representations and warranties of Cartesian contained in Section 2 of the Merger Agreement (as qualified therein and in the disclosure schedules thereto) were, as of the date of the Merger Agreement, and are, as of the date hereof, true and accurate in all material respects (or, if any such representations or warranties are qualified by materiality, material adverse effect or similar language, true and correct in all respects).

(h) SEC Reports; Disclosure Materials. The Company has filed or furnished, as applicable, on a timely basis all registration statements, proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and material Current Reports on Form 8-K required to be filed or furnished by it with the Commission under the Exchange Act or the Securities Act since January 1, 2021 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “SEC Reports”). As of the time it was filed with the Commission (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and as of the time they were filed, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Reports. The Company meets the requirements for use of Form S-3 under the Securities Act.

(i) Financial Statements. As of their respective filing dates, the financial statements (including any related notes) contained or incorporated by reference in the SEC Reports (i) complied as to form in all material respects with the Securities Act and the Exchange Act, as applicable, (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q of the Commission, and except that the unaudited financial statements are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the periods covered thereby. Other than as expressly disclosed in the SEC Reports filed at least one Business Day prior to the date hereof, there has been no material change in the Company’s accounting methods or principles that would be required to be disclosed in the Company’s financial statements in accordance with GAAP. Except as set forth in the consolidated financial statements of the Company included in the SEC Reports filed at least one Business Day prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect. The books of account and other financial records of the Company and each of its Subsidiaries are true and complete in all material respects.

(j) Independent Accountants. Ernst & Young LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements included in the SEC Reports, have at all times since the date of enactment of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) been (i) a registered public accounting firm (as defined in Section 2(a)(12) of Sarbanes-Oxley) and (ii) to the Company’s Knowledge, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the Public Accounting Oversight Board thereunder, and are, to the Company’s Knowledge, “independent” with respect to the Company within the meaning of Regulation S-X under the Exchange Act.

(k) Absence of Certain Changes. Since the date of the Unaudited Interim Balance Sheet, there has been no (i) Material Adverse Effect, (ii) satisfaction or discharge of any material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business or (iii) waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it. Since the date of the Unaudited Interim Balance Sheet, neither the Company nor any of its Subsidiaries has (i) purchased any of its outstanding Common Stock (other than from its employees or other service providers in connection with the termination of their service pursuant to the terms of its equity compensation plans or agreements) or declared or paid any dividends or distributions, other than the CVRs, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business, (iii) made any material change or material amendment to, or waiver of any material right, or termination of, any material Contract, (iv) had material transaction entered into or material capital expenditures, individually or in the aggregate, outside of the ordinary course of business or (v) experienced any loss of services of any executive officer (as defined in Rule 405 under the Securities Act), other than as disclosed in the SEC Reports prior to the date hereof. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law, nor does the Company have any knowledge or reason to believe that its creditors (if any) intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead any such creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent.

(l) Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s Knowledge, currently threatened in writing against the Company, any of its Subsidiaries or any of their respective directors and officers that questions the validity of the Transaction Documents or the right of the Company to enter into the Transaction Documents or to consummate the transactions contemplated hereby and thereby. There is no action, suit, proceeding or investigation pending or, to the Company’s Knowledge, currently threatened in writing against the Company or any Subsidiary or any of their respective directors and officers which would, if there were an unfavorable decision, have or reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(m) Employment Matters. Except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is (A) no unfair labor practice complaint pending or, to the Company’s Knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending, or to the Company’s Knowledge, threatened and (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s Knowledge, threatened against the Company or any of the Subsidiaries or against any of the principal suppliers, contractors or customers of the Company or any of its Subsidiaries.

(n) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designation of any outstanding series of preferred stock of the Company or the Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any of its Subsidiaries (i) is in default of or in violation of, nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Parent Material Contract (as defined in the Merger Agreement) (whether or not such default or violation has been waived), or (ii) is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Nasdaq and, to the Company’s Knowledge, there exist no facts or circumstances that would reasonably lead to automatic delisting or suspension of the Common Stock by Nasdaq in the foreseeable future. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses as currently conducted and as proposed to be conducted, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o) Title to Properties and Assets. None of the Company or its Subsidiaries owns, or has ever owned, any real property. The Company’s and its Subsidiaries’ possession, occupancy, lease, use and/or operation of each leased property conforms to all applicable Laws in all material respects, and the Company or its Subsidiary, as applicable, has exclusive possession of each such leased property and leasehold interest and has not granted any occupancy rights (other than subleases) to tenants or licensees with respect to such leased property or leasehold interest. In addition, each such leased property and leasehold interest is free and clear of all Encumbrances other than Permitted Encumbrances. The Company and each of its Subsidiaries owns, and has good and marketable title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or tangible assets and equipment used or held for use in their respective business or operations or purported to be owned by any of them, including: (a) all tangible assets reflected on the Unaudited Interim Balance Sheet and (b) all other tangible assets reflected in the books and records of the Company as being owned by the Company or any of its Subsidiaries. All of such assets are owned or, in the case of leased assets, leased by the Company or any of its Subsidiaries free and clear of any Encumbrances, other than Permitted Encumbrances.

(p) Intellectual Property Rights. Except as disclosed in the SEC Reports, the Company and its Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the patent applications, patents, trademarks, trademark registrations, tradenames, service marks, copyrights, trade secrets and other unpatented or unpatentable proprietary information necessary for, or used in the conduct, or the proposed conduct, of the business of the Company and its Subsidiaries taken as a whole in the manner described in the SEC Reports (collectively, “Intellectual Property”), except as such failure to own or obtain rights would not result in a Material Adverse Effect; except as disclosed in the SEC Reports (i) to the Company’s Knowledge, there are no third parties who have any ownership rights in or to any Intellectual Property that is owned by the Company, and, to the Company’s Knowledge, no third party has any ownership right in or to any Intellectual Property in any field of use that is exclusively licensed to the Company, other than the licensor to the Company of such Intellectual Property; (ii) the Company has not received written notice of any material infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others alleging that the Company is infringing, misappropriating, diluting or otherwise violating any rights of others with respect to any Intellectual Property; (iv) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any of the patent or patent applications owned or exclusively licensed by the Company included in the Intellectual Property; (v) the Company has not received written notice of any claim of material infringement with any asserted rights of others with respect to any of the Company’s products, proposed products, processes or Intellectual Property; (vi) except as would not reasonably be expected to result in a Material Adverse Effect, the development, sale and any currently proposed use of any of the products, proposed products or processes of the Company referred to in the SEC Reports, in the current or proposed conduct of the businesses of the Company in the manner and to the extent described in the SEC Reports, do not currently, and will not upon commercialization, infringe any right or valid patent claim of any third party; (vii) to the Knowledge of the Company, the parties prosecuting the patents and patent applications owned or licensed to the Company or under which the Company has rights included in the Intellectual Property have complied with their duty of candor and disclosure to the U.S. Patent and Trademark Office (the “USPTO”) in connection with such applications and the Company is not aware of any facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application, or in the view of the Company could form a reasonable basis of a finding of invalidity with respect to any patents that have issued with respect to such applications; (viii) there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office or of which the Company is otherwise aware; (ix) the product candidates described in the SEC Reports as under development by the Company or any Subsidiary fall within the scope of the claims of one or more patents owned by, or exclusively licensed to, the Company or any Subsidiary; and (x) to the Company’s Knowledge, there is no patent or published patent application in the U.S. or other jurisdiction which contains claims that dominate or may dominate the Intellectual Property or that interferes with the issued or pending claims of any such Intellectual Property; the description of the Intellectual Property included or incorporated by reference in the SEC Reports is accurate and complete in all material respects and presents fairly the information purported to be described therein.

(q) Insurance. The Company and its Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses and which is commercially reasonably for the current conduct of their respective businesses; to the Company’s Knowledge, all such insurance is fully in force on the date hereof and is expected to be fully in force at each time of purchase, if any; neither the Company nor any Subsidiary has reason to believe that it will not be able to (i) renew any such insurance as and when such insurance expires or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted at a cost that would not, individually or in the aggregate, reasonably be expected to result in any Material Adverse Effect.

(r) Transactions with Affiliates and Employees. Since the date of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 28, 2023, no event has occurred that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.

(s) Company’s Accounting System. The Company and each of its Subsidiaries makes and keeps accurate books and records and maintains a system of internal control over financial reporting (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Reports fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto, except as would not, individually or the in aggregate, be reasonably expected to have a Material Adverse Effect. Since January 1, 2021, (i) neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any Subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any Subsidiary has engaged in questionable accounting or auditing practices.

(t) Sarbanes-Oxley; Disclosure Controls. The Company and its Subsidiaries have established and maintain and evaluate “disclosure controls and procedures” (as such term is defined in Rule 13a-15 under the 1934 Act); such disclosure controls and procedures have been designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; no “significant deficiencies” or “material weaknesses” (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X under the Securities Act) of the Company were identified in connection with the audit by the Company’s independent registered public accountants of the Company’s financial statements for the fiscal year ended December 31, 2022; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses and the principal executive officer and principal financial officer of the Company have made all certifications required by Sarbanes-Oxley and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct in all material respects.

(u) Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agent with respect to the offer and sale of the Securities (which placement agent fees are being paid by the Company or Cartesian). The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(u) that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(v) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents (including, subject to the Company obtaining Requisite Stockholder Approval, the issuance of Conversion Shares upon the conversion of the Securities). The issuance and sale of the Securities hereunder (including, subject to the Company obtaining Requisite Stockholder Approval, the issuance of Conversion Shares upon the conversion of the Securities) does not contravene the rules and regulations of the Trading Market.

(w) Company Not an “Investment Company.” The Company is not, and will not be, immediately after receipt of payment for the Securities, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

(x) Registration Rights. Other than each of the Purchasers and other than as disclosed in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of the offer and sale of any securities of the Company other than those offers and sales which are currently registered on an effective registration statement on file with the Commission.

(y) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission or the Principal Trading Market is presently contemplating terminating such registration or listing. The Company is, and immediately following the Closing will be, in compliance with all applicable listing requirements of the Principal Trading Market. The Company has filed with Nasdaq a Listing of Additional Shares notice with respect to the Conversion Shares and has not received any objections from Nasdaq with respect to such application or with respect to the transactions contemplated by the Merger Agreement.

(z) Disclosure. The Company confirms that it has not provided, and to the Company’s Knowledge, none of its officers or directors nor any other Person acting on its or their behalf (including, without limitation, the Placement Agent) has provided, and it has not authorized the Placement Agent to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents, the Merger Agreement, and the proposed transactions hereunder and thereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.4 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.

(aa) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, and except with respect to the Capital Stock to be issued pursuant to the Merger Agreement, none of the Company, its Subsidiaries, nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i)

eliminate the availability of the exemption from registration under the Securities Act, including Regulation D, in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(bb) Tax Matters. Except as described in the SEC Reports, all material tax returns required to be filed by the Company or any of the Subsidiaries have been filed (subject to permitted extensions), and all material taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any material interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

(cc) Compliance with Environmental Laws. The Company and its Subsidiaries are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and the Subsidiaries are not aware of any non-compliance with Environmental Laws, any past or present events, conditions, activities, practices, actions, omissions or plans that could reasonably be expected to result in non-compliance with Environmental Laws or any current liabilities under Environmental Laws, that could individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and the Subsidiaries (i) are not the subject of any investigation known to the Company, (ii) have not received any notice or claim, (iii) are not a party to any pending or, to the Company’s Knowledge, threatened action, suit or proceeding, (iv) are not bound by any judgment, decree or order or (v) have not entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other legal requirement relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(dd) No General Solicitation. Neither the Company nor, to the Company’s Knowledge, any person acting on behalf of the Company has, directly or indirectly, offered or sold any of the Securities or Conversion Shares, or solicited any offers to buy any Securities or Conversion Shares, under any circumstances that would require registration under the Securities Act of the Securities or the Conversion Shares, including by any form of general solicitation or general advertising.

(ee) Anti-Corruption and Anti-Bribery Laws. None of the Company, any of the Subsidiaries or any of their respective officers or directors or, to the knowledge of the Company, any agent, employee or controlled Affiliate of the Company or any of the Subsidiaries (i) has, directly or indirectly, made, offered, promised, or authorized the unlawful payment or provision of anything of value to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of any public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office, or (ii) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, or the OECD Convention on Bribery of Foreign Public Officials in International Business Transactions; the Company, the Subsidiaries and, to the knowledge of the Company, its controlled Affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

(ff) Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the USA Patriot Act, the Bank Secrecy Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

(gg) OFAC. None of the Company, any of the Subsidiaries or any of their respective officers or directors or, to the knowledge of the Company, any agent, employee or controlled Affiliate of the Company or any of the Subsidiaries is currently subject to or has been subject in the last five years to any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, His Majesty’s Treasury or any other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries organized or resident in a country or territory that is the subject of Sanctions, and the Company will not knowingly directly or indirectly use the proceeds of the offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person or country that, at the time of such funding or facilitation, is known to the Company to be the subject of Sanctions, or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor, or otherwise) of Sanctions. To best of the Company’s Knowledge, for the past five years, none of the Company or any Subsidiaries has engaged in any direct or indirect dealings or transactions with any person or country that, at the time of such dealing or transaction, was the subject of Sanctions.

(hh) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Reports and is not so disclosed and no such transaction, arrangement, or other relationship (whether or not required to be disclosed) would have or reasonably be expected to result in a Material Adverse Effect.

(ii) Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and that the obligations of each Purchaser under this Agreement and the other Transaction Documents are several and not joint. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(jj) No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its Subsidiaries has taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or Conversion Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the Exchange Act.

(kk) Clinical Data and Regulatory Compliance. The preclinical studies and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company that are described in, or the results of which are referred to in, the SEC Reports were and, if still pending, are being conducted in all material respects in accordance with applicable local, state and federal laws, rules and regulations, including, but not limited to, the Federal Food, Drug and Cosmetic Act and its applicable implementing regulations; each description of the results of such studies contained in the SEC Reports is accurate in all material respects and fairly presents the data derived from such studies, and the Company is not aware of any other studies the results of which the Company believes reasonably call into question the study results described or referred to in the SEC Reports; and except as disclosed in the SEC Reports, neither the Company nor any Subsidiary has received any written notices or other written correspondence from the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency having jurisdiction over the Company or any of its properties (collectively, the “Regulatory Agencies”) requiring the termination, suspension or material adverse modification of any clinical trials that are described or referred to in the SEC Reports; and the Company and the Subsidiaries have each operated and currently are in compliance with all applicable rules and regulations of the Regulatory Agencies except where the failure to be in compliance would not be expected reasonably to have a Material Adverse Effect.

(ll) No Additional Agreements. The Company does not have any agreement or understanding (including side letters) with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(mm) No Disqualification Events. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3), is applicable. Other than the Placement Agent, the Company is not aware of any Person (other than any Company Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities or the Conversion Shares pursuant to this Agreement. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent a copy of any disclosures provided thereunder.

(nn) Shell Company Status. The Company is not, and has never been, an issuer contemplated by Rule 144(i)(1).

(oo) Security. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and the Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all Personal Data (as defined below) that is in the Company’s possession, and sensitive, confidential or regulated data (collectively, the “Confidential Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Confidential Data and to the protection of such IT Systems and Confidential Data from unauthorized use, access, misappropriation or modification.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization with the requisite corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, examinership, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any Law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c) Investment Intent. Such Purchaser understands that the Securities are (and the Conversion Shares will be) “restricted securities” and the offer and sale thereof have not been registered under the Securities Act or any applicable U.S. state securities law, and such Purchaser is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities (or the Conversion Shares) or any part thereof in violation of the Securities Act or any applicable U.S. state or other securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities or Conversion Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities or Conversion Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable U.S. federal, state and other securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity in violation of federal securities law; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Accredited Investor Questionnaire provided to the Company by such Purchaser is true, complete, and correct.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement. The purchase of the Securities by such Purchaser has not been solicited by or through anyone other than the Company or, on the Company’s behalf, the Placement Agent.

(f) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities.

(g) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(h) Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company, the Placement Agent or any other Person regarding the transactions contemplated hereby, the Purchaser has not, directly or indirectly, effected or agreed to effect any Short Sales. Notwithstanding the foregoing, (i) in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the foregoing representation shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement and (ii) and in the case of a Purchaser whose investment adviser utilized an information barrier with respect to the information regarding the transactions contemplated hereunder after first being contacted by the Company or such other Person representing the Company, the representation set forth above shall only apply after the point in time when the portfolio manager who manages such Purchaser’s assets was informed of the information regarding the transactions contemplated hereunder and, with respect to the Purchaser’s investment adviser, the representation set forth above shall only apply with respect to any purchases or sales, including Short Sales, of the securities of the Company on behalf of other funds or investment vehicles for which the Purchaser’s investment adviser is also an investment adviser or sub-adviser after the point in time when the portfolio manager who manages the assets of such other funds or investment vehicles for which the Purchaser’s investment adviser is also an investment adviser or sub-adviser was informed of the information regarding the transactions contemplated hereunder. Other than to other Persons party to this Agreement and to the Purchaser’s representatives or agents, including, but not limited to, the Purchaser’s legal, tax and investment advisors, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(i) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser. No Purchaser shall have any obligation with respect to any fees, or with respect to any claims made by or on behalf of other Persons for fees, in each case of the type contemplated by this Section 3.2(i) that may be due in connection with the transactions contemplated by this Agreement or the Transaction Documents.

(j) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(k) Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(l) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m) Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Securities and other activities with respect to the Securities by the Purchasers.

(n) Beneficial Ownership. The purchase by such Purchaser of the Securities issuable to it at the Closing will not result in such Purchaser (individually or together with any other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, beneficial ownership or voting power of the Company in excess of 19.9% of the outstanding shares of Common Stock of the Company on a post-transaction basis that assumes that such Closing shall have occurred. Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing when added to any other securities of the Company that it or they then own or have the right to acquire, beneficial ownership or voting power in excess of 19.9% of the outstanding shares of Common Stock of the Company on a post-transaction basis that assumes that each Closing shall have occurred. Notwithstanding the foregoing, the beneficial ownership limitation described in this Section 3.2(n) shall not apply to TAS Partners LLC or any of its Affiliates.

(o) Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address set forth under such Purchaser’s name on Annex A hereto or as otherwise specified below its address on Annex A hereto.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article 3 and the Transaction Documents.

ARTICLE 4

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Article 4, each Purchaser covenants that the Securities and Conversion Shares shall be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable U.S. state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule), or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities or Conversion Shares under the Securities Act and, as a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities or Conversion Shares.

(b) Legends. Book-entry statements evidencing the Securities and any Conversion Shares shall bear any legend as required by the “blue sky” Laws of any state and a restrictive legend in substantially the following form:

NEITHER THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OTHER THAN PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY AND ITS TRANSFER AGENT SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND THE TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED.

(c) Removal of Legends. Once a Registration Statement covering the resale of the Conversion Shares is declared effective, the Company shall cause to be removed all restrictive legends, including the legend set forth in Section 4.1(b) above, on the Conversion Shares (or, in the event that Conversion Shares are issued upon conversion after the Registration Statement is declared effective, the Conversion Shares shall be issued without restrictive legends). Further, upon request by a Purchaser, the Company shall cause to be removed any restrictive legend, including the legend set forth in Section 4.1(b) above, (i) following any sale of any Securities or Conversion Shares bearing such restrictive legend pursuant to Rule 144 or any other applicable exemption from the registration requirements of the Securities Act, or (ii) if any Conversion Shares bearing such restrictive legend are eligible for resale under Rule 144(b)(1) or any successor provision (or, in the event that Conversion Shares are issued upon conversion after the conditions set forth in clauses (i) and (ii) above, the Conversion Shares shall be issued without restrictive legends). Without limiting the foregoing, either (i) upon request of the Purchaser, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act and applicable state securities laws or (ii) as contemplated by the Irrevocable Transfer Agent Instructions, the Company shall reasonably promptly cause a restrictive legend to be removed from any book-entry position for any Securities or Conversion Shares in accordance with the terms of this Agreement.

(d) Irrevocable Transfer Agent Instructions. Prior to the Closing, the Company shall issue the Irrevocable Transfer Agent Instructions. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(d) (or instructions that are consistent therewith) will be given by the Company to its Transfer Agent in connection with this Agreement, and that the Securities and Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d) that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing irreparable harm or economic loss and without any bond or other security being required.

(e) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or Conversion Shares or any interest therein without complying with the requirements of the Securities Act.

4.2 Furnishing of Information. In order to enable the Purchasers to sell the Securities and Conversion Shares under Rule 144, until such time as Purchaser may sell the Securities and Conversion Shares without limitation under Rule 144, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and, if during such period, the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities and Conversion Shares under Rule 144.

4.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction; provided, however, that this Section 4.3 shall not limit the Company’s right to issue shares of Capital Stock pursuant to the Merger Agreement.

4.4 Securities Laws Disclosure; Publicity. By no later than 9:00 A.M., New York City time, on the Trading Day immediately following the date hereof (provided that, if this Agreement is executed between midnight and 9:00 A.M., New York City time on any Trading Day, no later than 5:00 P.M. on the date hereof), the Company shall (a) issue a press release (the “Press Release”) reasonably acceptable to the Placement Agent disclosing all material terms of the transactions contemplated hereby and (b) file a Current Report on Form 8 K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement) and company presentation provided to the Purchasers in connection with the transactions contemplated hereby); provided that the Press Release shall not publicly disclose the name of any Purchaser or investment adviser of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser without the consent of such Purchaser. In addition, notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or investment adviser of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser without the consent of such Purchaser (i) in any press release or marketing materials or (ii) in any filing with the Commission or any regulatory agency or Trading Market, except as required by U.S. federal securities law (A) in connection with any registration statement contemplated by the Registration Rights Agreement (which shall be subject to review and comment of the Purchasers pursuant to the terms of the Registration Rights Agreement) or the filing of final Transaction Documents (including signature pages thereto) with the Commission and (B) to the extent such disclosure is required by law, request of the Commission’s staff or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the Press Release, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information provided in connection therewith; provided, however, that any disclosure may be made by the Purchaser to the Purchaser’s representatives or agents, including, but not limited to, the Purchaser’s legal, tax and investment advisors.

4.5 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written (email being sufficient) consent of such Purchaser, (i) unless prior thereto such Purchaser shall have committed to customary obligations regarding the confidentiality and use of such information and (ii) except in the case of material, non-public information provided to an observer of the Company’s or Cartesian’s board of directors or member of the Company’s or Cartesian’s board of directors who is affiliated with such Purchaser. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.6 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes.

4.7 Principal Trading Market Listing. The Company shall use its reasonable best efforts to take all steps necessary to cause the Conversion Shares to be approved for listing on the Principal Trading Market.

4.8 Form D; Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers under applicable securities or “blue sky” Laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.9 Short Sales After the Date Hereof. Such Purchaser shall not engage, directly or indirectly, in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as required by and described in Section 4.4 or (ii) this Agreement is terminated in full pursuant to Section 6.17.

Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4; provided, however, each Purchaser agrees, severally and not jointly with any Purchasers, that they will not enter into any Net Short Sales from the period commencing on the Closing Date and ending on the earliest of (x) the Effective Date, (y) the 24 month anniversary of the Closing Date or (z) the date that such Purchaser no longer holds any Securities. Notwithstanding the foregoing, in the event that a Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Moreover, notwithstanding the foregoing, in the event that a Purchaser has sold Securities pursuant to Rule 144 prior to the Effective Date and the Company has failed to cause to be removed any restrictive legends on such Securities prior to the settlement date for such sale (assuming that the requirements set forth in Section 4.1(c) for the removal of legends have been met), the provisions of this Section 4.9 shall not prohibit the Purchaser from entering into Net Short Sales for the purpose of delivering shares of Common Stock in settlement of such sale. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Item 239.10 of the Securities Act Sections Compliance and Disclosure Interpretations issued by the Commission’s Division of Corporation Finance.

4.10 Beneficial Ownership Limitation. Notwithstanding anything to the contrary set forth in the Certificate of Designation, the Company shall not effect any conversion of any share of Series A Preferred Stock, and a Purchaser shall not have the right to convert any portion of its Series A Preferred Stock, to the extent that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in the Certificate of Designation) with respect to the Series A Preferred Stock, such Purchaser (or any of such Purchaser’s Affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Purchaser for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Purchaser is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Purchaser and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock subject to the Notice of Conversion or the automatic conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Series A Preferred Stock beneficially owned by such Purchaser or any of its Attribution Parties, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Purchaser or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 4.10, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 4.10, in determining the number of outstanding shares of Common Stock, a Purchaser may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual filing with the Commission, as the case may be, (ii) a more recent public announcement by the Company that is filed with the Commission, or (iii) a more recent notice by the Company or the Company’s transfer agent to the Purchaser setting forth the number of shares of Common Stock then outstanding. For any reason at any time, upon the written request of a Purchaser (which may be by e-mail), the Company shall, within two Trading Days of such request, confirm in writing to such Purchaser (which may be by e-mail) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including Series A Preferred Stock, by such Purchaser or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Purchaser. The “Beneficial Ownership Limitation” shall initially be set at the discretion of each Purchaser to a percentage between 0% and 19.9% of the number of shares of the Common Stock outstanding or deemed to be outstanding as of the applicable measurement date, and such percentage shall be set at 19.9% for any Holder that does not make such designation on the signature page hereto The Company shall be entitled to rely on representations made to it by any Purchaser in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Company, (i) any Purchaser may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.9%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Company, and (ii) any Purchaser may reset the Beneficial Ownership Limitation percentage to a lower percentage provided that such decrease shall not become effective until the later of (x) 5:00 p.m. Eastern time on the third Business Day after the date of the Requisite Stockholder Approval and (y) if Stockholder Approval is not obtained within six months after the initial issuance of the Series A Preferred Stock, the date that is three Business Days after the date that is six months after the initial issuance of the Series A Preferred Stock. Upon such a change by a Purchaser of the Beneficial Ownership Limitation, not to exceed 19.9%, the Beneficial Ownership Limitation may not be further amended by such Purchaser without first providing the minimum notice required by this Section 4.10. Notwithstanding the foregoing, at any time following notice of a Fundamental Transaction, the Purchaser may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Company and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Company. The provisions of this Section 4.10 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the Securities in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Purchaser for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. Notwithstanding the foregoing, the beneficial ownership limitation described in this Section 4.10 shall not apply to TAS Partners LLC or any of its Affiliates.

4.11 Requisite Stockholder Approval. The Company shall take all action necessary under applicable Law to call, give notice of and hold a special meeting of stockholders (a “Stockholder Meeting”) as promptly as practicable following the execution of this Agreement (the “Stockholder Meeting Deadline”) for the purpose of obtaining stockholder approval of the conversion of all (subject to Section 4.10 hereof) issued and outstanding Series A Preferred Stock into shares of Common Stock in accordance with the rules of the Nasdaq Stock Market (the “Requisite Stockholder Approval”). The Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolution and to cause the Board of Directors to recommend to the stockholders that they approve such resolution. If the Requisite Stockholder Approval is not obtained at the Stockholder Meeting, the Company shall use its reasonable best efforts solicit the Requisite Stockholder Approval at its next occurring annual meeting of the Company’s stockholders, or, if such annual meeting is not scheduled to be held within six months after the Stockholder Meeting, a special meeting of the Company’s stockholders to be held within six months of the Stockholder Meeting (the “Extended Stockholder Approval Period”). If the Requisite Stockholder Approval is not obtained within the Extended Stockholder Approval Period, then the Company shall convene additional stockholder meetings every six months thereafter until the Requisite Stockholder Approval is obtained. The Company shall enforce the terms of each Support Agreement, and shall not amend or waive any provision of any Support Agreement.

4.12 Conversion and Exercise Procedures. The form of Notice of Conversion included in the Certificate of Designation sets forth the totality of the procedures required of the Purchasers in order to convert the Securities. Without limiting the preceding sentence, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required in order for the registered holder thereof to convert the Securities. In the event that the conversion of a Purchaser’s Securities would require filing notification and report forms with the Federal Trade Commission and Antitrust Division of the Department of Justice pursuant to the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), then such Purchaser and the Company agree (i) to use their commercially reasonable efforts to complete all applicable filings and provide all necessary information as required pursuant to the HSR Act, and (ii) the conversion of such Purchaser’s Securities shall not occur until such time as the required filings are either (A) made pursuant to the HSR Act and the required waiting periods have passed or early termination has been granted or (B) no longer required either due to the change in the value of the Securities or a change in the relevant threshold pursuant to the HSR Act. Any filing fee required to be paid in connection with a filing under the HSR Act for the conversion of a Purchaser’s Securities shall be the responsibility of such Purchaser. No additional legal opinion, other information or instructions shall be required of a Purchaser to convert its Securities. The Company shall honor conversions of the Securities and shall deliver Conversion Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.13 Lock-Up Agreements. The Company shall not consent or agree to amend, alter, waive or otherwise modify the terms of any of the Lock-Up Agreements (as defined in the Merger Agreement) without the consent of the Placement Agent.

4.14 Indemnification of Purchasers. Subject to the provisions of this Section 4.14, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees, investment advisers and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, investment advisers or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) any material breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any Action instituted against a Purchaser in any capacity, or any Purchaser Party, by any stockholder of the Company who is not an Affiliate of such Purchaser seeking indemnification, with respect to any of the transactions contemplated by the Transaction Documents (unless such Action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents). Promptly after receipt by any such Person (the “Indemnified Person”) of notice of any demand, claim or circumstances that would or may give rise to a claim or the commencement of any Proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.14, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses relating to such Proceeding or investigation; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In the event of the circumstances described in the foregoing clause (iii), if the Indemnified Person notifies the Company in writing that such Indemnified Person elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense of such claim on behalf of such Indemnified Person. The Company shall not be liable for any settlement of any proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned or to the extent fees or costs incurred pursuant to this Section 4.14 are attributable to the Indemnified Person’s breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or the other Transaction Documents. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.15 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the Purchasers. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of shares of Common Stock or otherwise.

ARTICLE 5

CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Securities at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, order, executive order, decree, judgment, writ, order, ruling or injunction shall have been enacted, entered, promulgated, issued or endorsed by any court of competent jurisdiction or any Governmental Authority that enjoins, prevents or prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities (except for the Requisite Stockholder Approval), all of which shall be and remain so long as necessary in full force and effect.

(e) Adverse Changes. Since the date of execution of this Agreement, there shall have been no Material Adverse Effect.

(f) No Suspensions of Trading in Common Stock; No Stop Orders; Listing. The Common Stock shall not have been suspended by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, either (i) in writing by the Commission or the Principal Trading Market or (ii) by falling below the minimum listing maintenance requirements of the Principal Trading Market. No stop order shall have been imposed by Nasdaq, the Commission or any other Governmental Authority or regulatory body with respect to public trading in the Common Stock. Nasdaq shall have raised no objection to the consummation of the transactions contemplated by the Transaction Documents or the Merger Agreement.

(g) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.3(a).

(h) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer and its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a), (b), (f) and (i) in the form attached hereto as Exhibit E.

(i) Merger. The Merger shall have been consummated in accordance with the Merger Agreement.

(j) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.17 herein.

5.2 Conditions Precedent to the Obligations of the Company to issue Securities. The Company’s obligation to issue the Securities at the Closing to each Purchaser is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by each Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date.

(b) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c) No Injunction. No statute, rule, regulation, order, executive order, decree, judgment, writ, order, ruling or injunction shall have been enacted, entered, promulgated, issued or endorsed by any court of competent jurisdiction or any Governmental Authority that enjoins, prevents or prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.3(b).

(e) Merger. The Merger shall have been consummated in accordance with the Merger Agreement (which shall not have been amended from the form attached hereto as Exhibit F in any manner that materially and adversely affects the Purchasers).

(f) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.17 herein.

ARTICLE 6

MISCELLANEOUS

6.1 Fees and Expenses. The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the issuance and sale of the Securities to the Purchasers.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. Before or at the Closing, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail at the e-mail address specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail at the e-mail address or facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given if delivered personally or if sent by U.S. certified or registered mail, return receipt requested; provided, in the case of clauses (a) and (b), that notice shall not be deemed given or effective if the sender receives an automatic system-generated response that such electronic mail was undeliverable. The address for such notices and communications shall be as follows:

If to the Company:	Selecta Biosciences, Inc.
65 Grove Street, Watertown, MA 02472
Telephone No.: (617) 923-1400
Attention: Blaine Davis, Chief Financial Officer; Matthew Bartholomae, General Counsel
E-mail: [***]

With a copy to:	Covington & Burling LLP
One International Place, Suite 1020, Boston, MA 02110
Telephone No.: (617) 603-8805
Attention: Brian K. Rosenzweig; Sarah C. Griffiths
E-mail: [***]

If to a Purchaser:	To the address set forth under such Purchaser’s name on Annex A hereto;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least a majority in interest of the Securities still held by Purchasers, provided that (i) no amendment to Section 4.4, Section 4.5, Section 4.9, Section 4.10, Section 4.11, Section 4.14, Section 4.15 this Section 6.4 or Section 6.17 may be made without the consent of each Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought and (ii) any proposed amendment that would, by its terms, have a disproportionate and materially adverse effect on any Purchaser shall require the consent of such Purchaser(s). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the Purchasers.

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except the Placement Agent is an intended third-party beneficiary of the representations and warranties in Article 3 and Article 4, and of this Section 6.7 and Section 6.18.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, or by any electronic signature complying with the U.S. ESIGN Act of 2000 or the New York Electronic Signatures and Records Act, such signature shall create a legally valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by Law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents, without the requirement of posting a bond. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any Law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.16 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group (including, without limitation, a “group” within the meaning of Section 13(d)(3) of the Exchange Act) with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser. It is expressly understood that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

6.17 Termination. This Agreement may be terminated and the sale and purchase of the Securities abandoned at any time prior to the Closing (i) automatically if the Closing has not been consummated on or prior to 5:00 P.M., New York City time, on Outside Date, (ii) by a Purchaser (with respect to itself) if any of the conditions set forth in Section 5.1 shall have become incapable of fulfillment, and shall not have been waived by such Purchaser, or (iii) automatically if the Merger Agreement is terminated in accordance with its terms; provided, however, that the right to terminate this Agreement under clause (ii) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.17 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section 6.17, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 6.17, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

6.18 Exculpation of the Placement Agent. Each party hereto agrees for the express benefit of the Placement Agent, its Affiliates and its representatives that:

(a) The Placement Agent is acting as placement agent for the Company solely in connection with the sale of the Securities and is not acting in any other capacity and is not and shall not be construed as a fiduciary for any Purchaser, or any other person or entity in connection with the sale of Securities.

(b) Neither the Placement Agent nor any of its Affiliates or representatives (i) shall be liable for any improper payment made in accordance with the information provided by the Company; (ii) has made or will make any representation or warranty, express or implied, of any kind or character, and has not provided any recommendation in connection with the purchase or sale of the Securities; (iii) has any responsibilities as to the validity, accuracy, completeness, value or genuineness, as of any date, of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement, the other Transaction Documents or the Merger Agreement, or in connection with any of the transactions contemplated by such agreements; (iv) shall be liable or have any obligation (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by any Purchaser, the Company or any other Person or entity), whether in contract, tort or otherwise to any Purchaser or to any person claiming through such Purchaser, (A) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, any other Transaction Document or the Merger Agreement, (B) for anything which any of them may do or refrain from doing in connection with this Agreement, any other Transaction Document or the Merger Agreement, or (C) for anything otherwise in connection with the purchase and sale of the Securities or the issuance of the Conversion Shares, except in each case for such party’s own gross negligence or willful misconduct.

6.19 Arm’s-Length Transaction. The Company acknowledges and agrees that (i) the transactions described in this Agreement are an arm’s-length commercial transaction between the parties, (ii) the Purchasers have not assumed nor will they assume an advisory or fiduciary responsibility in the Company’s favor with respect to any of the transactions contemplated by this Agreement or the process leading thereto, and the Purchasers have no obligation to the Company with respect to the transactions contemplated by this Agreement except those obligations expressly set forth in this Agreement or the other Transaction Documents to which they are a party, and (iii) the Company’s decision to enter into the Transaction Documents and the Merger Agreement has been based solely on the independent evaluation by the Company and its representatives.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELECTA BIOSCIENCES, INC.

By:	/s/ Blaine Davis
Name:	Blaine Davis
Title:	Chief Financial Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Timothy A. Springer

By:	/s/ Timothy A. Springer

Beneficial Ownership Limitation:

PURCHASER:

TAS Partners, LLC

By:	/s/ Timothy A. Springer
Name:	Timothy A. Springer
Title:	Manager

Beneficial Ownership Limitation:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Seven One Eight Three Four Irrevocable Trust

/s/ Michael S. Singer
By:	Michael S. Singer
Title:	Trustee

Beneficial Ownership Limitation:

[Signature Page to Securities Purchase Agreement]

ANNEX A

SCHEDULE OF PURCHASERS

EXHIBIT A

CERTIFICATE OF DESIGNATION

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

As of                     ,

Equiniti Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of November 13, 2023 (the “Agreement”), by and among Selecta Biosciences, Inc., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Shares”) of Series A Convertible Preferred Stock, par value $0.0001 per share, which will be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you to issue the Shares as book-entry restricted shares in the names and denominations specified on Schedule I hereto. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are, therefore, “restricted securities.” Accordingly, the Shares shall bear the following restrictive legend:

NEITHER THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OTHER THAN PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY AND ITS TRANSFER AGENT SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND THE TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED.

This letter shall also serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any, to issue shares of Common Stock upon conversion, transfer or resale of the Shares.

You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that either (1) a registration statement covering resales of the Conversion Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act, or (2) the Conversion Shares have been sold in conformity with Rule 144 under the Securities Act (“Rule 144”) or are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, within two trading days of your receipt of a properly completed and duly executed conversion notice or a notice of transfer of Shares, you shall issue the Conversion Shares registered in the names of such Holders or transferees, as the case may be, and the account position evidencing such Conversion Shares shall not bear any legend restricting transfer of the Shares thereby and should not be subject to any stop-transfer restriction.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Conversion Shares has been declared effective by the Commission under the Securities Act is attached hereto as Annex I.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

Selecta Biosciences, Inc.

By:

Name:	Blaine Davis

Title:	Chief Financial Officer

Acknowledged and Agreed:

Equiniti Trust Company, LLC

By:

Name:

Title:

Date:                     , 2023

Annex I

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

Equiniti Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Re: Selecta Biosciences, Inc.

Ladies and Gentlemen:

We are counsel to Selecta Biosciences, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of November 13, 2023, entered into by and among the Company and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers shares of the Company’s Series A Convertible Preferred Stock, $0.0001 par value per share (the “Shares”). Pursuant to that certain Registration Rights Agreement dated as of the same date, the Company agreed to register the resale of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), issuable upon conversion of the Shares (the “Registrable Securities”), under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement on,                     , the Company filed a Registration Statement on Form S-3 (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling stockholder thereunder and set forth as Exhibit A hereto.

In connection with the foregoing, we advise you that a member of the Commission’s staff has advised us by telephone that the Commission has entered an order declaring the Registration Statement effective under the Securities Act at                      [a.m.][p.m.] on                     ,      , and we have no knowledge, after reviewing the Commission’s “Stop Orders” web page (http://sec.gov/litigation/stoporders.shtml), that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

This letter shall serve as our standing notice to you that the Common Stock may be freely transferred by the Purchasers pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Purchasers or the transferees of the Purchasers, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated                     ,      , provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities. This letter shall serve as our standing instructions with regard to this matter.

Very truly yours,

COVINGTON & BURLING LLP

By:

EXHIBIT D

FORM OF SECRETARY’S CERTIFICATE

The undersigned hereby certifies that Matthew Bartholomae is the duly elected, qualified and acting Secretary of Selecta Biosciences, Inc., a Delaware corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of November 13, 2023, by and among the Company and the purchasers named therein (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting held on November 11, 2023 approving the Merger, the Transaction Documents, the Merger Agreement and the transactions contemplated thereby. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2. Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, including the Certificate of Designation, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof

3. Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4. Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

Carsten Brunn, Ph.D.	Chief Executive Officer

Blaine Davis	Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this      day of                     , 2023.

Secretary

I, Carsten Brunn, Ph.D., Chief Executive Officer, hereby certify that Matthew Bartholomae is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

Chief Executive Officer

EXHIBIT A

Resolutions

EXHIBIT B

Certificate of Incorporation

EXHIBIT C

Bylaws

EXHIBIT E

Form of Officer’s Certificate

The undersigned, the Chief Executive Officer and Chief Financial Officer of Selecta Biosciences, Inc., a Delaware corporation (the “Company”), pursuant to Section 5.1(h) of the Securities Purchase Agreement, dated as of                     , by and among the Company and the investors signatory thereto (the “Securities Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1. The representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case, such representations and warranties shall be true and correct in all respects) as of the date when made and as of the date hereof, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date.

2. The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the date hereof.

3. The conditions set forth in Section 5.1(f) and Section 5.1(i) of the Securities Purchase Agreement have been satisfied.

IN WITNESS WHEREOF, the undersigned has executed this certificate this          day of                     ,     .

Chief Executive Officer
Chief Financial Officer

EXHIBIT F

Merger Agreement

EXHIBIT G

Accredited Investor Questionnaire

ELIGIBILITY REPRESENTATIONS OF THE PURCHASER

This Schedule must be completed by the Purchaser and forms a part of the Securities Purchase Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Securities Purchase Agreement. The Purchaser must check the applicable box in either Part A, Part B, or Part C and the applicable box in Part D below.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):

☐	Purchaser is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

☐	Purchaser is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):

☐

We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box below indicating the provision under which we qualify as an “accredited investor.”

☐	We are not a natural person.

Purchaser is an institutional “accredited investor” within the meaning of Rule 501(a) under the Securities Act and has checked the appropriate box(es) below indicating the applicable provision under which the Purchaser qualifies as such:

☐

Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, partnership, or limited liability company that was not formed for the specific purpose of acquiring the securities of Selecta Biosciences, Inc. being offered in this offering, with total assets in excess of $5,000,000.

☐	Purchaser is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	Purchaser is a “bank” as defined in Section 3(a)(2) of the Securities Act.

☐	Purchaser is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	Purchaser is a broker or dealer registered pursuant to Section 15 of the Exchange Act.

☐	Purchaser is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

☐	Purchaser is an investment adviser relying on the exemption from registering with the Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940.

☐	Purchaser is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.

☐	Purchaser is an investment company registered under the Investment Company Act of 1940.

☐	Purchaser is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐	Purchaser is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	Purchaser is a “Rural Business Investment Company” as defined in Section 384A of the Consolidated Farm and Rural Development Act.

☐

Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

☐

Purchaser is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following.

☐	A bank;

☐	A savings and loan association;

☐	A insurance company; or

☐	A registered investment adviser.

☐	Purchaser is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000.

☐

Purchaser is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.

☐

Purchaser is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

C.	INDIVIDUAL ACCOUNT STATUS

☐

I am an individual “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box below indicating the provision under which I qualify as an “accredited investor.”

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Purchaser has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Purchaser and under which Purchaser accordingly qualifies as an “accredited investor.”

☐

Purchaser is a natural person (or a 401(k)/IRA investor directed by and for the benefit of a single natural person) whose net worth, either individually or jointly with the person’s spouse or spousal equivalent, at of the date of the Securities Purchase Agreement, exceeds $1,000,000.

☐

Purchaser is a natural person (or a 401(k)/IRA investor directed by and for the benefit of a single natural person) who had individual income in excess of $200,000, or joint income with the person’s spouse or spousal equivalent in excess of $300,000, in each of the previous two calendar years and reasonably expects to reach the same income level in the current calendar year.

D.

In calculating Purchaser’s net worth: (i) Purchaser’s primary residence may not be included as an asset; (ii) indebtedness that is secured by Purchaser’s primary residence, up to the estimated fair market value of the primary residence as of the date of this Securities Purchase Agreement, may not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (iii) indebtedness that is secured by Purchaser’s primary residence in excess of the estimated fair market value of the primary residence as of the date of this Securities Purchase Agreement must be included as a liability. In calculating Purchaser’s joint net worth with Purchaser’s spouse or spousal equivalent, Purchaser’s spouse’s primary residence (if different from Purchaser’s own) and indebtedness secured by such primary residence should be treated in a similar fashion.

***AND***

E.	AFFILIATE STATUS
(Please check the applicable box)

Purchaser:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144) of Selecta Biosciences, Inc. or acting on behalf of an affiliate of Selecta Biosciences, Inc.

For Individual Investors:

Name (Please type or print)

By:

Date:

For Partnership, Corporation, or Other Entity Investors (all other Investors):

Entity Name (Please type or print)

By:

Title:

Date:

Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of November 13, 2023, by and among Selecta Biosciences, Inc., a Delaware corporation (the “Company”), and the several parties signatory hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made in connection with the Securities Purchase Agreement, dated as of the date hereof, between the Company and the purchasers party thereto (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 6(d).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” means the Company’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Company” has the meaning set forth in the Preamble.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the 45th calendar day following the Filing Deadline (or, in the event the Commission reviews and has written comments to the Initial Registration Statement or the New Registration Statement, the 90th calendar day following the Filing Deadline); provided, however, that if the Company is notified by the Commission that the Initial Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” has the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the 90th calendar day following the Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

“FINRA” has the meaning set forth in Section 3(i).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Initial Registration Statement” has the meaning set forth in Section 2(a).

“Losses” has the meaning set forth in Section 5(a).

“New Registration Statement” has the meaning set forth in Section 2(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the Nasdaq Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Purchaser” or “Purchasers” has the meaning set forth in the Preamble.

“Registrable Securities” means all of (i) the Shares, (ii) any Common Stock issued on or around the date hereof pursuant to that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among the Company, Sakura Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Sakura Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Cartesian Therapeutics, Inc., and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided that, with respect to a particular Holder, such Holder’s Shares shall cease to be Registrable Securities upon the earlier to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold by the Holder shall cease to be a Registrable Security); and (B) the time such Shares become eligible for resale by the Holder under Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions, pursuant to a written opinion letter of counsel for the Company to such effect, addressed, delivered and reasonably acceptable to the Transfer Agent.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that cover the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, any New Registration Statement and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” has the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 172” means Rule 172 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 461” means Rule 461 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly available written or oral guidance, comments, requirements or requests of the Commission staff; provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the Commission and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire or information provided to the Company in connection with the preparation of a Registration Statement hereunder.

“Series A Preferred Stock” means the Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share, of the Company.

“Shares” means the shares of Common Stock which may be issued upon conversion of the Series A Preferred Stock held by Purchasers.

“Trading Day” means a day on which the Principal Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

2. Registration.

(a) On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to register for resale the Registrable Securities as a secondary offering) subject to the provisions of Section 2(c) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register the Registrable Securities on Form S-3, such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Securities Act Rules Compliance and Disclosure Interpretations Question 612.09. Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities not subject to this Agreement (whether pursuant to registration rights or otherwise), and second by Registrable Securities represented by Shares applied to the Holders on a pro rata basis based on the total number of Shares held by such Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Shares held by such Holders. In the event of a cutback hereunder, the Company shall give the Holder at least one Trading Day prior notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.

(b) The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461), and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders; or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold without volume or manner-of-sale restrictions pursuant to Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (the “Effectiveness Period”). The Company shall promptly notify the Holders via e-mail of the effectiveness of a Registration Statement or any post-effective amendment thereto on the same Trading Day that the Company confirms effectiveness with the Commission, which date of confirmation shall initially be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 A.M. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b) and shall provide the Purchasers with copies of the final Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall promptly inform each Holder in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holder is required to deliver a Prospectus in connection with any disposition of Registrable Securities.

(c) Each Holder of Registrable Securities to be sold agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than ten Trading Days following the date of this Agreement. At least 10 Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder for inclusion in the Registration Statement other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within three Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has provided such information to the Company and responded to any reasonable requests for further information as described in the previous sentence. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(c) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement (subject to such Holder’s right to timely review the Registration Statement as set forth herein).

(d) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3. Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five Trading Days prior to the filing of each Registration Statement and not less than two Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), (i) furnish to each Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such period, then the Holder shall be deemed to have consented to and approved the use of such documents) and (ii) to the extent that a Holder is identified in the Registration Statement as an “underwriter” (as defined in the Securities Act), use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act; it being understood that no Holder shall be named an “underwriter” without such Holder’s prior written consent. The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, such Holder notifies the Company of such objection in writing within the periods described above, as applicable.

(b) (i) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company (unless such Holder consents to receive such material and non-public information); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act) to the extent required under the Securities Act, and each Purchaser agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c) Notify the Holders of Registrable Securities to be sold (which notice shall, if given pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made, provided that the Company shall omit any material, non-public information relating to the Company and/or any of its subsidiaries) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than one Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included or incorporated by reference in a Registration Statement ineligible for inclusion or incorporation by reference therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that , upon the advice of legal counsel, the Company’s board of directors reasonably believes may be material and that, in the reasonable determination of the Company’s board of directors, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that, any and all such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; and provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information.

(d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e) If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of the resale of such Registrable Securities (or, in the case of qualification, of such Registrable Securities for the resale) by the Holder under the securities or blue sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g) Cooperate with such Holder to facilitate the timely preparation and delivery of book-entry statements representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates or statements shall be free, to the extent permitted by the Purchase Agreement or the Merger Agreement, as applicable, and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(h) Following the occurrence of any event contemplated by Section 3(c), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event), prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus in accordance with the time periods set forth in Section 6(d), which may be extended only in accordance with Section 6(f). For the avoidance of doubt, the Company’s rights under this Section 3(h) shall include suspensions of availability arising from the filing of a post-effective amendment to a Registration Statement to update the Prospectus therein to include the information contained in the Company’s Annual Report on Form 10-K, which suspensions may extend for the amount of time reasonably required to respond to any comments of the staff of the Commission on such amendment.

(i) The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority, Inc. (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission.

(j) The Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two Business Days of the request therefor.

(k) If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Holder to be named as an “underwriter,” the Company shall use commercially reasonable efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter.

4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants (A) with respect to filings required to be made with any Trading Market on which the Common Stock are then listed for trading, (B) with respect to compliance with applicable state securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with blue sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with Section 3(j) above, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to the FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale), (ii) printing expenses (including, without limitation, expenses of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees, expenses and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the registrations and consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder and each of their respective officers, directors, agents, partners, members, managers, stockholders, Affiliates, investment advisers and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents, investment advisers and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees), expenses and disbursements (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company or its agents of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement or any action or inaction required of the Company in connection with any registration, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(d) below, to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) to the extent that any such Losses arise out of the Purchaser’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees, expenses and disbursements incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees, expenses and disbursements of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees, expenses and amounts; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3)

the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees, expenses and disbursements of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees, expenses and disbursements of the Indemnified Party (including reasonable fees, expenses and disbursements to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees, expenses and disbursements applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees, expenses or disbursements incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees, expenses or disbursements if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to seek specific performance of its rights under this Agreement, without the requirement of posting a bond. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Except and to the extent specified in the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders. For the avoidance of doubt, the provisions of this Agreement shall not impact the terms of any lock-up agreement entered into by Purchaser for the benefit of the Company on or about the date hereof.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(d) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. Notwithstanding anything herein to the contrary, no Holder shall be required to discontinue disposition of Registrable Securities under a Registration Statement by virtue of the delivery by the Company of a notice of the occurrence of any event of the kind described in Section 3(c)(vi) on more than two occasions or for more than 90 total calendar days, in each case during any twelve-month period, or for more than 45 calendar days during any 90-day period.

(e) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding no less than a majority of the then outstanding Registrable Securities, provided that (i) any party may give a waiver as to itself and (ii) any proposed amendment that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s). Notwithstanding the foregoing, (1) a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates and (2) none of the definitions of Filing Deadline, Effectiveness Deadline or Effectiveness Period, Section 3(c), Section 5, Section 6(d), or the provisions of this sentence, may be amended, modified, or supplemented except with the consent of each Holder.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement or on the undersigned’s signature page hereto, as applicable.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement; provided in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(i) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(n) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group (including, without limitation, a “group” within the meaning of Section 13(d)(3) of the Exchange Act) with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. It is expressly understood that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

(o) Current Public Information. With a view to making available to the Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Holders to sell shares of Common Stock to the public without registration, the Company covenants and agrees to use commercially reasonable efforts to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SELECTA BIOSCIENCES, INC.

By:	/s/ Blaine Davis
Name:	Blaine Davis
Title:	Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Timothy A. Springer

By:	/s/ Timothy A. Springer

Address:

TAS Partners, LLC

By:	/s/ Timothy A. Springer
Name:	Timothy A. Springer
Title:	Manager

Address:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Seven One Eight Three Four Irrevocable Trust

/s/ Michael S. Singer
By:	Michael S. Singer
Title:	Trustee

Address:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SCHOONER CENUTRY FUND LLC

By:	/s/ Edward D. Henderson
Name:	Edward D. Henderson
Title:	Managing Partner

Address:

[Signature Page to Registration Rights Agreement]

ANNEX A

PLAN OF DISTRIBUTION

We are registering the shares of common stock of Selecta Biosciences, Inc., par value of $0.0001 per share, or the Common Stock, which we refer to herein as “Shares,” issued to the selling stockholders to permit the sale, transfer or other disposition of the Shares by the selling stockholders or their donees, pledgees, transferees or other successors-in-interest from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the Shares. We will, or will procure to, bear all fees and expenses incident to our obligation to register the Shares.

The selling stockholders may sell all or a portion of the Shares beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Shares are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts (it being understood that the selling stockholders shall not be deemed to be underwriters solely as a result of their participation in this offering) or commissions or agent’s commissions. The Shares may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling Shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	to or through underwriters or purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	at a stipulated price per Share through broker-dealers by agreement with the selling stockholders;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders also may resell all or a portion of the Shares in open market transactions in reliance upon Rule 144 under the Securities Act, as amended, or the Securities Act, as permitted by that rule, or Section 4(a)(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

In addition, a selling stockholder that is an entity may elect to make an in-kind distribution of securities to its members, partners or stockholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus. Such members, partners or stockholders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement. To the extent a distributee is an affiliate of ours (or to the extent otherwise required by law), we may file a prospectus supplement in order to permit the distributees to use the prospectus to resell the securities acquired in the distribution.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling Shares to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the Shares for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2121.01.

In connection with sales of the Shares or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Shares in the course of hedging in positions they assume. The selling stockholders may also sell Shares short and if such short sale takes place after the date that this Registration Statement is declared effective by the Commission, the selling stockholders may deliver Shares covered by this prospectus to close out short positions and to return borrowed Shares in connection with such short sales. The selling stockholders may also loan or pledge Shares to broker-dealers that in turn may sell such Shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use Shares the resale of which has been registered on this registration statement to cover short sales of our Common Stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Shares from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the Shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer or agents participating in the distribution of the Shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling Stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act including Rule 172 thereunder and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Shares. Upon the Company being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of Shares involved, (iii) the price at which such the Shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8.0%).

Under the securities laws of some U.S. states, the Shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some U.S. states the Shares may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the Shares registered pursuant to the shelf registration statement, of which this prospectus forms a part.

Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Shares by the selling stockholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Shares to engage in market-making activities with respect to the Shares. All of the foregoing may affect the marketability of the Shares and the ability of any person or entity to engage in market-making activities with respect to the Shares.

We will pay all expenses of the registration of the Shares pursuant to the registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against certain civil liabilities set forth in the registration rights agreement, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

ANNEX B

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the (i) common stock, par value $0.0001 per share, of Selecta Biosciences, Inc. (the “Company”) and/or (ii) Series A Convertible Preferred Shares, par value $0.0001 per share, of the Company, understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Securities Purchase Agreement by and among the Company and the Purchasers party thereto, dated as of November 13, 2023 (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten Trading Days following the date of the Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

(b)	Number of Registrable Securities to be registered pursuant to this Notice for resale:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐    No  ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes  ☐    No  ☐

Note: If no, the Securities and Exchange Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes  ☐    No  ☐

Note: If yes, provide a narrative explanation below:

(d)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐    No  ☐

Note: If no, the Securities and Exchange Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Securities and Exchange Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Question 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Sarah C. Griffiths

Covington & Burling LLP

One International Place, Suite 1020, Boston, Massachusetts 02110

Telephone No.: (617) 603-8805

Attention: Sarah C. Griffiths

E-mail: [***]

Exhibit 10.3

November [●], 2023

[Name]

Delivered Electronically: [email]

Re: Retention Bonus

Dear [Name],

Reference is made to the letter you received from Selecta Biosciences, Inc. (“Selecta” or the “Company”) on or about September 8, 2023, informing you of a cash retention bonus in the amount of [$DOLLAR AMOUNT] (the “Retention Bonus”) to be paid to you subject to your continued employment with Selecta in good standing through March 31, 2024.

Please be advised that the Compensation Committee of the Board of Directors of the Company has elected to pay the Retention Bonus on or about the next payroll date following the Company’s entry into a definitive agreement (an “Agreement”) related to the strategic transaction known as “Project Sakura” (subject to your employment with the Company on the date of the Agreement).

You are expected to make important contributions to the Company and its shareholders following the entry into the Agreement, and the Retention Bonus is being provided to you in recognition of the value of your continued service. Accordingly, if you resign from the Company and any of its subsidiaries or otherwise cease to provide services to the Company or any of its subsidiaries prior to [March 31, 2024] [June 30, 2024] (such date, the “Retention Date”), you will be obligated to immediately repay the gross amount of the Retention Bonus to the Company in full, unless your termination is due to an involuntary termination of all of your services by the Company without cause.

[In connection with the entry into the Agreement, your duties and responsibilities at the Company are evolving. As such, you are being asked to resign as an officer of the Company and any of its subsidiaries, while continuing as an employee and your role at the Company will adjusted to [Senior Operations Advisor] [Senior Scientific Advisor] [Senior Clinical Advisor], effective as of the closing of the merger contemplated by the Agreement. You agree that these changes will not constitute “Good Reason” under your employment agreement. Provided that you continue to perform your applicable job duties and responsibilities, the Board expects that it will end your employment on December 31, 2023 and that this termination will constitute a termination “without Cause” under your employment agreement. As a result of such a termination, you will be entitled to the severance benefits described in your employment agreement. Following such termination of your employment, you will be asked to provide consulting services to the Company through the Retention Date and to be available up to 20 hours per week.]1

[1]	Note to Draft: To be included for officers who resign.

Should you have any questions, please feel free to contact me. Thank you for your ongoing support to Selecta. Please indicate your acceptance of the terms set forth herein by both signing where indicated below and executing the attached letter of resignation.

Sincerely,

Carsten Brunn, Ph.D.

President and CEO

Selecta Biosciences, Inc.

Acknowledged and agreed:

Exhibit 99.1

Cartesian Therapeutics

Selecta Biosciences

Exhibit 99.1

Disclosures For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Selecta Biosciences, Inc. (“Selecta”) and Cartesian Therapeutics, Inc. (“Cartesian”) or any person on their behalf, any question-and-answer session that follows such oral presentation, hard copies of this document and any materials distributed at, or in connection with, such oral presentation. No Representations and Warranties This presentation is being distributed solely to qualified institutional buyers and accredited investors with sufficient knowledge and experience in investment, financial and business matters and the capacity to conduct their own due diligence investigation and evaluation. This presentation is for informational purposes only and to assist such parties in making their own evaluation with respect to the potential combination (the “Proposed Merger”) of Cartesian with and into a wholly-owned subsidiary of Selecta and related transactions and not for any other purpose. This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to the Proposed Merger and related transactions. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Selecta or Cartesian or any of their respective affiliates, directors, officers, employees or advisors or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction between Selecta and Cartesian. Forward-looking Statements Any statements in this presentation about the future expectations, plans and prospects of Selecta and/or Cartesian, including without limitation, statements regarding the Proposed Merger, expectations regarding the timing and perceived benefits of the Proposed Merger, the proposed concurrent financing (the “Financing”), expectations regarding the use of proceeds from the Financing, expectations regarding the timing and outcome of the special stockholder meeting to be held following the Proposed Merger, including the likelihood that stockholders will approve the conversion of preferred stock issued in the Proposed Merger and the Financing into common stock, Selecta’s and Cartesian’s ability to efficiently integrate operations following the Proposed Merger, the combined company’s cash runway, the combined company’s ability to execute its development plans and manage its operating expenses, the unique proprietary technology platform of Selecta, Cartesian or the combined company, expectations regarding the safety and efficacy of Cartesian’s Descartes-08 product candidate, RNA Armory proprietary platform and other pipeline candidates, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the combined company’s regulatory filings, the combined company’s and its partners’ ability to conduct its and their clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the potential treatment applications of the combined company’s product candidates, the novelty of treatment paradigms that the combined company is able to develop, whether the observations made in non-human study subjects will translate to studies performed with human beings, the potential of any therapies developed by the combined company to fulfill unmet medical needs, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties related to the timing and expected benefits of the Proposed Merger, the uncertainty inherent in the outcome of stockholder votes at the special stockholder meeting to be held in connection with the Proposed Merger, the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including the uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the combined company’s technology, potential delays in enrollment of patients, undesirable side effects of the combined company’s product candidates, its reliance on third parties to conduct its clinical trials, the combined company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, recurring losses from operations and negative cash flows, substantial fluctuation in the price of the combined company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Selecta’s most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, and in other filings that the Selecta makes with the Securities and Exchange Commission (the “SEC”). In addition, any forward-looking statements included in this presentation represent Selecta’s and Cartesian’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. Each of Selecta and Cartesian specifically disclaims any intention to update any forward-looking statements included in this presentation, except as required by law. Disclaimers and Forward-Looking Statements

No Offer or Solicitation; Important Information About the Proposed Merger and Where to Find It This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Merger and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Selecta or Cartesian, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. The combined company expects to file a proxy statement with the SEC relating to the proposals to be voted upon at an upcoming meeting of stockholders (the “Meeting Proposals”). The definitive proxy statement will be sent to all combined company stockholders. Before making any voting decision, investors and security holders of the combined company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Meeting Proposals as they become available because they will contain important information about the merger agreement and the related transactions and the Meeting Proposals to be voted upon. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the combined company through the website maintained by the SEC at www.sec.gov. Participants in Solicitation Selecta, Cartesian, and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Proposed Merger. Information regarding Selecta’s directors and executive officers is available in the Selecta’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 2, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Disclaimers and Forward-Looking Statements

Selecta and Cartesian merger to create publicly traded company pioneering RNA cell therapy to treat autoimmune disease Pro forma cash resources expected to fund continued clinical development of Descartes-08 through Phase 3 and multiple additional clinical programs Cartesian Opportunity Leader in RNA cell therapy with approach to treating autoimmune disease Deep pipeline of autoimmune programs Strong IP portfolio Clinically Validated Lead Program Descartes-08: observed deep and durable clinical responses in myasthenia gravis (MG) patients in Phase 2a study Integrated Capabilities Merger to create fully integrated organization with in-house cGMP manufacturing, R&D, regulatory, clinical operations, and existing public company infrastructure Near-Term Catalysts Plan to initiate Phase 2 trial for Descartes-08 in SLE in 1H 2024 Phase 2b data for Descartes-08 in MG expected in mid-2024 Plan to initiate Descartes-08 ocular autoimmune basket trial in mid-2024 Plan to initiate Descartes-08 vasculitic autoimmune basket trial in 2H 2024

Planning to announce sign and close of Selecta/Cartesian stock for stock Merger on or about Nov 13, 2023 Selecta to issue < 20% of voting common stock plus non-voting convertible securities as consideration Conversion of convertible securities to be subject to stockholder vote post-close Relative ownership split pre-PIPE is expected to be approximately 73% and 27% Cartesian and Selecta stockholders, respectively Deal Overview Selecta stockholders to receive: Proportionate ownership in merged company CVR to receive future economic benefits related to legacy Selecta assets, net of certain Selecta liabilities PIPE to be announced concurrently with deal announcement Anchored by Board member of Selecta, Tim Springer PIPE investment is in, and use of proceeds is to fund, Cartesian pipeline Expected pro forma cash of over $100 million

Cartesian – Clinical-stage company pioneering RNA cell therapy for autoimmunity Expanding the Reach and Potential of Cell Therapy RNA cell therapies do not require lymphodepletion Designed to be dosed more reliably and repeatedly at safe therapeutic doses versus DNA analogs Promising Lead Asset Descartes-08, a potential first-in-class RNA CAR T-cell (rCAR-T) therapy for autoimmune diseases Successful Phase 2a trial using an engineered cell therapy to treat autoimmunity In-House Manufacturing and R&D Wholly-owned, state-of-the-art GMP manufacturing Designed to optimize processes rapidly and iteratively Robust Pipeline Based on Proprietary Platform RNA Armory® designed to enable precision control and optimization of engineered cells for diverse cell therapies Modalities include autologous, allogeneic, and in vivo transfection approaches

Combined organization overview

Management

Carsten Brunn, PhD
President and CEO

Blaine Davis
CFO

Metin Kurtoglu, MD, PhD
COO

Emily English, PhD
VP, Quality

Chris Jewell, PhD
Chief Scientific Officer

Milos Miljkovic, MD
CMO

Matthew Bartholomae
General Counsel

Select Board Members

Carrie S. Cox
Chairman

Timothy Springer, PhD
Director

Cartesian THERAPEUTICS Selecta Biosciences

7

Combined organization overview Matthew Bartholomae General Counsel Metin Kurtoglu, MD, PhD COO Milos Miljkovic, MD CMO Blaine Davis CFO Chris Jewell, PhD Chief Scientific Officer Carsten Brunn, PhD President and CEO Murat Kalayoglu, MD, PhD Director Cartesian Co-Founder and pre-merger CEO Carrie S. Cox Chairman Michael Singer, MD, PhD Director Cartesian Co-Founder and pre-merger Chief Strategy Officer Timothy Springer, PhD Director Management Select Board Members Experienced management team to lead the RNA cell therapy company of the future Emily English, PhD VP, Quality

Effector function of cell therapy engineered with DNA amplifies exponentially with cell replication, frequently leading to uncontrollable PK/PD Cells administered at subtherapeutic levels quickly proliferate beyond therapeutic window Conventional engineered cell therapy uses DNA, which can lead to toxicity and high cost DNA CAR-T cell therapy is expensive Direct costs high due to viral vector manufacturing and release of final product Indirect costs high due to monitoring/treatment of toxicities DNA transduced CAR-T associated with: Cytokine release syndrome (CRS) Neurotoxicity and parkinsonism Infections Death Cytopenia (from pre-treatment chemo)

DNA CAR-T in neuromyelitis optica (Phase 1 study)

Variable	All patients ($N = 12$)	
	Any-grade	Grade 3 or higher
	Number of patients (%)	
Adverse event		
Any	12 (100)	12 (100)
Hematologic	12 (100)	12 (100)
Leukopenia	12 (100)	12 (100)
Neutropenia	12 (100)	12 (100)
Anemia	10 (83)	6 (50)
Thrombocytopenia	3 (25)	3 (25)
Lymphocytopenia	12 (100)	12 (100)
Platelet count increased	1 (8)	0 (0)
Leukocytosis	1 (8)	0 (0)
Neutrophilia	1 (8)	0 (0)
Gastrointestinal	4 (33)	1 (8)
Nausea and vomiting	3 (25)	0 (0)
Diarrhea	4 (33)	1 (8)
Infectious	7 (58)	7 (58)
Upper respiratory infection	1 (8)	1 (8)
CMV infection	5 (42)	5 (42)
Urinary infection	4 (33)	3 (25)
Oral herpes	1 (8)	0 (0)
Pneumonia	1 (8)	1 (8)
EBV infection	1 (8)	0 (0)
BKV infection	1 (8)	0 (0)

DNA CAR-T in lupus (compassionate use only)

White blood count
15,000
10,000
5,000
0
0 10 20 30
Days
Neutrophils
15,000
10,000
5,000
0
0 10 20 30
Days
Interleukin- 6
pg ml⁻¹
150
100
50
0
0 1 2 3 4 5 6 7 8 9 10
Days after CAR T cell therapy

Cartesian THERAPEUTICS Selecta Biosciences

9

Limited experience with DNA CAR-T in autoimmunity shows significant toxicity that can be incompatible with outpatient treatment DNA CAR-T in neuromyelitis optica1 12 of 12 patients with Grade 3-4 cytopenias 12 of 12 patients with CRS 7 of 12 patients with Grade ≥3 infections DNA CAR-T in systemic lupus erythematosus2 5 of 5 patients with Grade 3-4 cytopenias 3 of 5 patients with CRS;1 requiring tociluzimab DNA CAR-T in antisynthetase syndrome3 1 of 1 patient with Grade ≥3 cytopenia 1 of 1 patient with CRS treated with tociluzimab 1 of 1 requiring IVIg DNA CAR-T in severe systemic sclerosis4 1 of 1 patient with cytopenia 1 of 1 patient with CRS 1Qin et al Sig Transduction Targeted Ther 2022, 2Mackensen et al Nature Med 2022, 3Muller et al Lancet 2023, 4 Bergmann Ann Rheum Dis 2023 DNA CAR-T in neuromyelitis optica (Phase 1 study) DNA CAR-T in lupus (compassionate use only)

mRNA does not replicate à predictable half-life with more controllable PK/PD defined by the dose No requirement for cell proliferation à no expected need for pre-treatment chemo à no Grade 3-4 cytopenias Cartesian’s RNA approach designed to expand reach of cell therapy to autoimmunity with safer, potent, and less expensive therapies Descartes-08 has been administered to 66 patients with autoimmune diseases and cancer1 with no CRS, neurotoxicity, or infections observed Treatment with potential to be administered in community clinics Expectation for cells to be administered in multiple doses and, if needed, in more than one cycle rCAR-Ts have potential to be less expensive than DNA CAR-Ts Lower manufacturing costs Lower treatment costs since no expected need for expensive hospitalization, toxicity management, and monitoring Time Therapeutic window Subtherapeutic Toxicity CAR+ Cells 6 Doses 1All open-label patients treated with Descartes-08 as of Oct 30, 2023

Wholly-owned pipeline targets autoimmune disease

Cartesian THERAPEUTICS Selecta Biosciences

AAAD, autoantibody-associated autoimmune diseases
rMSC, Mesenchymal Stem Cells transfected with mRNA

SLE, Systemic Lupus Erythematosus
LN, Lymph node

11

Wholly-owned pipeline targets autoimmune disease AAAD, autoantibody-associated autoimmune diseasesSLE, Systemic Lupus Erythematosus rMSC, Mesenchymal Stem Cells transfected with mRNALN, Lymph node Asset Indications Discovery/ Preclinical Phase 1 Phase 2 Pivotal Descartes-08 Autologous rCAR-T Myasthenia Gravis SLE, other AAAD Descartes-15 Autologous rCAR-T AAAD Descartes-33 Allogeneic rMSC AAAD In vivo LN transfection Undisclosed Data from Phase 2b study expected in mid-2024 Expect to initiate Phase 2 studies in SLE, ocular and vasculitic autoimmune diseases in 2024 Next-gen anti-BCMA rCAR-T with >10x preclinical potency

In-house manufacturing enhances control of product quality, production schedules and costs cGMP Cell Manufacturing State-of-the-art facility with dedicated QMS cGMP RNA Synthesis Large-scale RNA production MSC Cell Banking Part 1271, FDA-reviewed huMSC collection & banking Process Development Processes optimized through >200 cGMP runs Quality Control Internal assay validation and lot release

Initial indication for Descartes-08: Myasthenia gravis

Neuromuscular Junction in Myasthenia Gravis
Nerve cell
ACh receptors
Reduced muscle contraction
Acetylcholine
Receptors blocked by antibodies
Muscle cell
Normal Neuromuscular Junction
Nerve cell
ACh receptors
Signal
Acetylcholine
Muscle cell

Cartesian THERAPEUTICS Selecta Biosciences

13

Initial indication for Descartes-08: Myasthenia gravis Affects over 120,000 patients in US and EU Characterized by debilitating weakness: limbs, respiratory, ocular, facial muscles Standard of care includes chronic use of immunosuppressants, which are often toxic Progressive disease that is fatal in 1/3 of patients without immunosuppressants Newer agents include complement inhibitors and anti-FcRn mAbs, which only offer modest responses and must be administered chronically to maintain those responses Pathogenesis is similar across many autoimmune diseases; involves attack on self by both T cells and B/plasma cells

Descartes-08 is believed to be the first rCAR-T in clinical development for autoimmune disease Descartes-08 Engineered by transfection of autologous CD8+ T cells with mRNA encoding anti-BCMA CAR Typical lot processed for infusion within ~3 weeks Observed to enhance killing and suppression of inflammatory cytokine secretion versus T cell therapies derived from pan T cell sources Positive Phase 2a data in myasthenia gravis underscores potential for deep and durable responses versus current agents Granted U.S. FDA orphan designation for generalized myasthenia gravis (2022)

Conventional Approach

FcRn Inhibitors

Reduces autoantibody

Complement Inhibitors

Reduces complement

Modest responses

CAR-T Cell Therapy

CAR-T Cells

Goal: Deep, durable responses

Cartesian Therapeutics | Selecta Biosciences

15

CAR-T in autoimmunity offers differentiated, multi-modal mechanism of action FcRn Inhibitors Complement Inhibitors Reduces complement Reduces autoantibody CAR-T Cells Designed to: Reduce target cell populations (BCMA+ or B cells) Reduce plasma cell ligands (Descartes-08 only) Reduce autoantibody Reduce inflammatory cytokines Induce dramatic shifts in T- and B- cell repertoires Modest responses Goal: Deep, durable responses Conventional Approach CAR-T Cell Therapy

Phase 2 study of Descartes-08 in MG (NCT04146051) Part 1: Identify safe dose (n = 3) Complete Part 2: Determine optimal dosing schedule (n = 12) Complete1 Part 3: Phase 2b comparing Descartes-08 to placebo (n = 30) Enrolling All doses safe and well-tolerated Six weekly infusions led to deep, durable responses Placebo-controlled trial for engineered adoptive cell therapy 1 Continues to enroll patients with MuSK MG and subjects who are otherwise not eligible for Part 3 MG-ADL, Myasthenia Gravis Activities of Daily Living scale MGFA, Myasthenia Gravis Foundation of America Patient eligibility MG-ADL > 6 MGFA Class II-IV Stable medication dosing > 8 wks prior to infusion 4-week washout for biologics IVIg and plasma exchange not allowed after starting Descartes-08 Patients on immunosuppression or complement inhibitors expected to be able to continue their treatment while receiving Descartes-08 Cell manufacturing platform tolerates most standard immunosuppressive therapies

THE LANCET
Neurology

Volume 22, Issue 7, July 2023, Pages 578-590

Age, years	52 (18)
Sex	
Female	10 (71%)
Male	4 (29%)
Weight, kg	84 (21)
BMI, kg/m²	31·6 (8·1)
Race and ethnicity	
White, non-Hispanic	11 (79%)
White, Hispanic	1 (7%)
Asian	2 (14%)
MGFA class at screening	
II	3 (21%)
III	10 (71%)
IV	1 (7%)
Age at disease onset, years	40 (14–79)
Duration of disease, years	14 (3–27)
Myasthenia gravis antibody status	
Anti-AChR antibody	11 (79%)
Anti-MuSK antibody	2 (14%)
Seronegative (for AChR, MuSK, and LRP4 antibodies)	1 (7%)

Baseline score	
QMG	15·3 (4·1)
MG-ADL	10·0 (3·2)
MGC	21·9 (5·7)
MG-QoL-15r	19·9 (5·8)
Previous myasthenia gravis therapies (standard of care)	
Pyridostigmine	14 (100%)
Prednisone	14 (100%)
Other immunosuppressants	14 (100%)
Eculizumab	2 (14%)
Rituximab	2 (14%)
Previous intravenous immunoglobulin	12 (86%)
Previous plasma exchange	8 (57%)
Diagnosis of thymoma	0
Previous thymectomy	6 (43%)
Previous myasthenia gravis crisis requiring intubation	4 (29%)
Myasthenia gravis ongoing therapy	
Pyridostigmine	11 (79%)
Prednisone	10 (71%)
Azathioprine	1 (7%)
Mycophenolate mofetil	1 (7%)

Cartesian THERAPEUTICS Selecta Biosciences

17

Phase 2a study population comprises patients with significant disease Baseline MG-ADL mean score of 10 79% were MGFA Class III-IV at screening All patients presented with disease that was not well-managed under standard of care therapies

THE LANCET
Neurology
Volume 22, Issue 7, July 2023, Pages 578-590

Treatment finished
W13 5 8 12 16 20 M6 M9
MG-ADL score
0
-2
-4
-6
-8
Clinically meaningful decrease
Treatment finished
W13 5 8 12 16 20 M6 M9
MGC score
0
-5
-10
-15
Clinically meaningful decrease
Treatment finished
W13 5 8 12 16 20 M6 M9
QMG score
0
-2
-4
-6
-8
-10
Clinically meaningful decrease
Treatment finished
W13 5 8 12 16 20 M6 M9
QOL score
0
-5
-10

Cartesian THERAPEUTICS Selecta Biosciences

18

Descartes-08 observed to induce deep and durable clinical improvement in MG Efficacy dataset includes all MG patients completing the 6-dose regimen (n=10). Data are mean score improvement (point) and standard error (light blue shading). Note that QOL scale does not have an agreed-upon threshold for clinically meaningful disease improvement; MG-ADL, MGC and QMG scales are validated, quantitated, standardized instruments of disease severity and have been acceptable endpoints for registration studies. Treatment finished Treatment finished Treatment finished Treatment finished Unprecedented magnitude and duration of response across all 4 standard MG severity scales Responses appear to deepen after completing treatment at Week 6

THE LANCET
Neurology
Volume 22, Issue 7, July 2023, Pages 578-590

Key observations:

	Grade*	Part 1 (n=3)	Part 2: all groups (n=11)	Part 2: group 1 (n=3)	Part 2: group 2 (n=7)	Part 2: group 3 (n=1)
Hand numbness	2	1 (33%)	0	0	0	0
Headache	1	1 (33%)	5 (45%)	1 (33%)	3 (43%)	1 (100%)
Muscle soreness	1	1 (33%)	1 (9%)	0	1 (14%)	0
Nausea	1	1 (33%)	4 (36%)	2 (67%)	2 (29%)	0
Rash	3	0	1 (9%)	1 (33%)	0	0
Itchy throat	1	0	2 (18%)	0	1 (14%)	1 (100%)
Vomiting	1	0	3 (27%)	2 (67%)	1 (14%)	0
Weakness	1	0	2 (18%)	2 (67%)	0	0
Line infiltration	1	0	1 (9%)	1 (33%)	0	0
Fever	1	0	4 (36%)	1 (33%)	3 (43%)	0
Shortness of breath†	1	0	2 (18%)	1 (33%)	1 (14%)	0
Chills	1	0	2 (18%)	1 (33%)	1 (14%)	0
Diarrhoea	1	0	1 (9%)	1 (33%)	1 (14%)	0
Gum inflammation	1	0	1 (9%)	0	1 (14%)	0
Teeth sensitivity	1	0	1 (9%)	0	1 (14%)	0
Night sweats	1	0	1 (9%)	0	1 (14%)	0
Restless leg	1	0	1 (9%)	0	1 (14%)	0
Light-headedness	1	0	1 (9%)	0	1 (14%)	0

Cartesian THERAPEUTICS
Selecta Biosciences

19

Descartes-08 was observed to be safe and well-tolerated in MG Key observations: No dose-limiting toxicities No cytokine release syndrome No neurotoxicity No pre-treatment chemo, so no induced hematological toxicities Outpatient treatment

Descartes-08 course
Scr
M3
M6
M9
M12
M16
ADL score
8
6
4
2
0
8
5
1
0
Clinically meaningful decrease
Treatment
Clinical benefit sustained for >1 year

Cartesian THERAPEUTICS
Selecta Biosciences
20

Phase 2a case study: sustained dramatic clinical response for >1 year Treatment Clinical benefit sustained for >1 year Descartes-08 course

First Descartes-08 course
(6 weeks)
Second Descartes-08 course
(6 weeks)
M3
M6
M9
M12
M16
MGC score
25
20
15
10
5
0
27
23
6
4
2
2
0
5
11
11
6
26
25
7
8
0
Clinically meaningful decrease
First treatment
Clinical benefit sustained for ~1 year
Re-treatment

Cartesian Therapeutics | Selecta Biosciences

21

Phase 2a case study: re-treatment at 1 year restores dramatic response First treatment Clinical benefit sustained for ~1 year Re-treatment First Descartes-08 course (6 weeks) Second Descartes-08 course (6 weeks)

Reduction in pro-inflammatory cytokines

IFN-γ (pg/mL)
TGF-β (pg/mL)
CXCL-8 (pg/mL)
IL-1b (pg/mL)
TNF-α (pg/mL)
IL-17A (pg/mL)
D1
D85
Time Point
*

Cytokine levels correlate with symptom severity

Mean MG-ADL change from baseline
High
Low
Serum IL-12 level compared to mean
Serum CXCL-8 level compared to mean
Serum IL-1b level compared to mean
*

Post-infusion changes in T cell repertoire

Proportion of all clonotypes
Apheresis
Descartes-08
Pre
Post

Week 1
Week 20
Screening
Expanded in second sample
Contracted in second sample
Expanded and newly detected
○ = Product rearrangement

Cartesian THERAPEUTICS

Selecta Biosciences

22

Reduction in pro-inflammatory cytokines Phase 2a data show potential of Descartes-08 treatment to transform the immunologic autoimmune environment Cytokine levels correlate with symptom severity Post-infusion changes in T cell repertoire Proportion of all clonotypes ⃝ = Product rearrangement

Plan to treat ~30 patients

Informed Consent/Screening (Days -61 to -12)
Screening (Days -60 to -11)
Leukapheresis & Cell Processing (Day -59 to -10)
Randomization
Descartes-08 (Day 1, 8, 15, 22, 29, 36)
Placebo (Day 1, 8, 15, 22, 29, 36)
Follow up visits
Day 57 (± 7 days)
Day 85* (± 7 days)
Day 113 (± 7 days)
Month 6 (± 2 weeks)
Month 9 (± 2 weeks)
Month 12 (± 2 weeks)
Follow up visits
Day 57 (± 7 days)
Day 85* (± 7 days)
Descartes-08 (Crossover Day 1, 8, 15, 22, 29, 36)
Follow up visits
Crossover Day 57 (± 7 days)
Crossover Day 85 (± 7 days)
Crossover Day 113 (± 7 days)
Crossover Month 6 (± 2 weeks)
Crossover Month 9 (± 2 weeks)
Crossover Month 12 (± 2 weeks)

Cartesian Therapeutics | Selecta Biosciences

23

Plan to treat ~30 patients Primary endpoint Proportion of MG ADL responders (≥6-point reduction) at Day 85 Secondary objectives Safety and tolerability Quantify clinical effect of Descartes-08 over 1 year QMG, MG QoL 15R, MG Composite, and MG PIS (change from baseline to Day 85) Compare effect of Descartes-08 versus placebo on MG scales (change from baseline to Day 85) in patients who cross over from placebo to Descartes-08 Phase 2b randomized, placebo-controlled, double-masked study of Descartes-08 in MG Enrollment underway, with top-line results expected in mid-2024

Exploring additional applications for Descartes-08 in autoantibody-associated autoimmune diseases 61-year-old man with DPPX antibody-positive AIR, colitis, encephalitis refractory to prednisone, rituximab, bortezomib, IVIg; positive for 5/5 disease-associated autoantibodies pre-treatment Post-treatment: experienced a clinically-significant, 2-line improvement in visual acuity; 3 of 5 autoantibodies became undetectable Test Pre-treatment Month 2 Month 4 Month 6 Visual acuity 20/60 20/40 20/40 20/40 Carbonic anhydrase II Ab + - - NP* Tubulin Ab + - - NP PKM2 Ab + - - NP Aldolase Ab + + + NP Enolase Ab + + + NP *NP – not performed Heckenlively, JAMA Ophthalmology, 2000. Potential significant Descartes-08-associated improvement observed in a patient with autoimmune retinitis (AIR) Next steps: Plan to initiate Phase 2 in SLE in 1H 2024 Plan to initiate Phase 2 ocular autoimmune basket trial in mid-2024 Plan to initiate Phase 2 vasculitic autoimmune basket trial in 2H 2024 Clinical data suggest that Descartes-08 can lead to clinical benefit along with disappearance of disease-associated autoantibodies, suggesting potential in additional autoimmune indications

In-house RNA inventory
Select and combine constructs
Indication-specific designs
Optimize RNA for max expression and stability
Optimized RNA product set
Arm cells: max health and yield
Descartes-series cell therapy
Feedback from clinical MoA data

Cartesian Therapeutics
Selecta Biosciences
25

Proprietary technology and manufacturing platform, RNA Armory®: Designed for precision control and optimization of engineered cells for diverse cell therapies Select and combine constructs In-house RNA inventory Optimize RNA for max expression and stability Indication-specific designs Optimized RNA product set Feedback from clinical MoA data Descartes-series cell therapy Arm cells: max health and yield

rCAR-T: Autologous RNA cell therapy

Apheresis
Cell Isolation
Expansion
Transfection
Cell Harvest and Infusion

rMSC: Allogeneic RNA cell therapy

- Descartes-33

Expansion from Cell Bank
Transfection
Harvest & Store
Infusion

rLN: *In vivo* lymph node transfection

- Undisclosed program

mRNA-loaded particles
lymph node injection
local cell transfection
in situ CAR T cell production

Cartesian Therapeutics | Selecta Biosciences

26

Platform offers potential development opportunities via three modalities: autologous, allogeneic and in situ rCAR-T: Autologous RNA cell therapy rMSC: Allogeneic RNA cell therapy rLN: In vivo lymph node transfection Descartes-08 Descartes-15: next generation anti-BCMA rCAR-T with >10x potency Undisclosed program Descartes-33

Potent killing (single target exposure)

100
50
0
% Specific Killing
(1:2)
(1:8)
(1:32)
Descartes-15
Descartes-08
Control

Persistent killing (multiple exposures)

100
50
0
% Specific Killing
(1:2)
(1:8)
(1:32)
Descartes-15
Descartes-08
Control

Superior CAR expression

3000
2000
1000
0
MFI
Day 0
Day 1
Day 2
Day 5
Day 7
Day 9
Descartes-15
Descartes-08
Control

Efficient killing of BCMA+ target cells[1]

Day 11
Control
Descartes-15
Day 11
3×10⁷
2×10⁷
1×10⁷
0
Total Flux (p/s)
Control
Descartes-15
Day 21
8×10⁸
6×10⁸
4×10⁸
2×10⁸
0
Total Flux (p/s)
Control
Descartes-15

Cartesian Therapeutics | Selecta Biosciences

27

Descartes-15 is an anti-BCMA CAR with disruptive features: Engineered for maximum potency and CAR stability, even in the presence of target-driven suppression of CAR Clinical strategy expected to leverage strong safety and efficacy data from Descartes-08 RNA Armory® example: Descartes-15, a next generation anti-BCMA rCAR-T with >10x potency Potent killing (single target exposure) Persistent killing (multiple exposures) Descartes-08 Descartes-15 Control Descartes-08 Descartes-15 Control Descartes-08 Descartes-15 Control Control Descartes-15 Day 11 Day 21 Day 11 Superior CAR expression Efficient killing of BCMA+ target cells1 1 MM1-S disseminated myeloma model in NSG mice infused with either control T-cells or Descartes-15

RNA Armory® example: allogeneic RNA stem cell therapies (rMSC)

Platform for off-the-shelf RNA cell therapy

Umbilical cord source cells
Expansion
Mesenchymal stem cells (MSCs)
Combinatorial mRNA transfection
Transfected MSCs
Cryopreservation
Cryopreserved common cell product
Infusion
Allogeneic product infusion

rMSCs engineered for potent degradation of disease-enabling NETs

DNA degradation
DC-30
DC-33
Residual DNA (Pico488 fluorescence)
125
100
75
50
25
0
-25
-6
-5
-4
-3
-2
-1
0
Log [DNase1] (ug/mL)
NET degradation
DC-30
DC-33
Residual NET (Pico488 Fluoresence)
1000
800
600
400
200
0
0
50
100
150
200
time (min)

rMSCs engraft and function without alloreactive clearance in patients

Low dose DC-25 (N=3)
IL-12 serum conc. (pg/mL)
5
4
3
2
1
0
0
10
20
30
Day
High dose DC-25 (N=3)
IL-12 serum conc. (pg/mL)
5
4
3
2
1
0
0
10
20
30
Day

Cartesian Therapeutics

Selecta Biosciences

28

Platform for off-the-shelf RNA cell therapy RNA Armory® example: allogeneic RNA stem cell therapies (rMSC) rMSCs engineered for potent degradation of disease-enabling NETs rMSCs engraft and function without alloreactive clearance in patients DNA degradation NET degradation

Advanced R&D infrastructure to support pipeline

Discovery and Preclinical

1. Engineer RNA **constructs**

CAR Expression (MFI)

4000
3000
2000
1000
0
Gen 1
Gen 2 (new INDs)

Target Cell Killing (%)

80
60
40
20
0
Gen 1
Gen 2 (new INDs)

Observed dramatic improvements in expression and killing

2. Tune construct **delivery**

Investing in multiple levers:

CAR Expression (%)

100
80
60
40
20
0
IVT method 1
IVT method 2
IVT method 3

Optimizing IVT methods, while exploring new technologies

3. Enhance CAR **cell** features

T
T
T

Clinical

4. Support trial **design** & **MoA**

TCR/BCR sequencing

Week 8
Screening

Single cell gene expression

10x GENOMICS

Multiplexing cytokine profiling

Luminex

Cartesian THERAPEUTICS Selecta Biosciences

29

Advanced R&D infrastructure to support pipeline Discovery and Preclinical Clinical 4. Support trial design & MoA Week 8 Screening 1. Engineer RNA constructs 3. Enhance CAR cell features 2. Tune construct delivery TCR/BCR sequencing Single cell gene expression Multiplexing cytokine profiling Example: Addition of RNA Armory® elements to enhance CAR features CAR Expression (MFI) Gen 1 Gen 2 (new INDs) Target Cell Killing (%) Gen 1 Gen 2 (new INDs) Observed dramatic improvements in expression and killing Integrating RNA/soluble cues to further direct CAR T cell function Optimizing IVT methods, while exploring new technologies Investing in multiple levers: RNA dose and concentration Kinetics of delivery Media and supplements Expanded throughput Technology approach CAR Expression (%) IVT method 1 IVT method 2 IVT method 3

Considerable regulatory, manufacturing, and clinical operations experience Regulatory 6 RNA cell therapy INDs allowed in the past 5 years Indications Autoimmune diseases Cancer Respiratory disease Products Autologous T-cells Off-the-shelf MSCs Cells engineered with up to 3 RNAs Clinical Operations Internal team of MDs qualifies, trains and manages all clinical sites Initiated, trained, and managed over 40 sites with internal clinical operations team U.S. and international sites Academic centers and community clinics Developed best practices for intradepartmental coordination at large academic centers to introduce cell therapy beyond oncology Manufacturing/QA In-house cGMP facility with PhD-level operations staff >200 cGMP runs Autologous T-cells Allogeneic MSCs Large scale cGMP RNA production Tens of billions of viable, functional cells from each manufacturing run Dedicated QMS tailored for RNA cell therapy

Products and platform are supported by a strong IP portfolio Composition-of-Matter IP Wholly Owned by Cartesian US and ROW patents issued and pending on target-binding proteins Other pending applications covering assets in development Coverage through 2039 or later plus PTE/PTA where applicable Multiple NIH Licenses Dozens of issued patents in US and ROW cover CAR-T programs Coverage typically through 2033, plus PTE/PTA where applicable Extensive Trade Secrets on Production of RNA-Modified Cell Therapies Hard-won know-how learned from >200 manufacturing runs Many of these trade secrets are contrary to ”conventional wisdom”

Funding to support development of Descartes-08 through Phase 3 and advance additional programs Anticipate >$100 million at close, including proceeds from potential PIPE financing Maturing pipeline offers potential for multiple value creating events Descartes-08 in MG Expect to report Phase 2b data mid-2024 Descartes-08 in SLE Plan to initiate Phase 2 in 1H 2024 Descartes-08 Basket Studies Plan to initiate ocular autoimmune basket in mid-2024 Plan to initiate vasculitic autoimmune basket in 2H 2024 Descartes-15 Autoimmune Study Plan to initiate Phase 2 study in 2H 2024 Descartes-33 Autoimmune Study Plan to submit IND in 2H 2024

Selecta and Cartesian merger to create publicly traded company pioneering RNA cell therapy to treat autoimmune disease Pro forma cash resources expected to fund continued clinical development of Descartes-08 through Phase 3 and multiple additional clinical programs Cartesian Opportunity Leader in RNA cell therapy with approach to treating autoimmune disease Deep pipeline of autoimmune programs Clinically Validated Lead Program Descartes-08: observed deep and durable clinical responses in myasthenia gravis (MG) patients in Phase 2a study Integrated Capabilities Merger to create fully integrated organization with in-house cGMP manufacturing, R&D, regulatory, clinical operations and existing public company infrastructure Near-Term Catalysts Plan to initiate Phase 2 trial for Descartes-08 in SLE in 1H 2024 Phase 2b data for Descartes-08 in MG expected in mid-2024 Plan to initiate ocular autoimmune basket planned in mid-2024 Plan to initiate vasculitic autoimmune basket in 2H 2024

Exhibit 99.2

Selecta Biosciences Announces Merger with Cartesian Therapeutics

– Merger creates a fully integrated, publicly traded company pioneering RNA cell therapy for the treatment of autoimmune disease –

– Cartesian’s wholly owned pipeline includes a Phase 2 lead asset, Descartes-08, for which deep and durable responses have been observed in patients with myasthenia gravis (MG) –

– Multiple near-term catalysts, including data from the Phase 2b study of Descartes-08 in MG expected in mid-2024 and initiation of multiple studies in additional autoimmune indications –

– Combined company is expected to have a pro forma cash balance over $110 million at close, including $60.25 million from concurrent private financing; expected cash runway through Phase 3 development of Descartes-08 for MG –

– Combined company to be led by Carsten Brunn, Ph.D.; Cartesian Co-Founders Murat Kalayoglu, M.D., Ph.D., and Michael Singer, M.D., Ph.D., to serve on Board of Directors –

– Legacy Selecta stockholders to receive transferable Contingent Value Rights (CVRs) entitling holders to receive future royalties and milestone payments related to SEL-212 and all other legacy Selecta assets –

– Company to host conference call today at 9:00 a.m. ET –

WATERTOWN, Mass. and GAITHERSBURG, MD, November 13, 2023 (GLOBE NEWSWIRE) – Selecta Biosciences, Inc. (NASDAQ: SELB) (the Company) today announced that it has merged with Cartesian Therapeutics, Inc., a clinical-stage biotechnology company pioneering RNA cell therapies for autoimmune diseases. In connection with the merger, Selecta announced a $60.25 million private financing led by Timothy A. Springer, Ph.D., member of the Selecta Board of Directors.

With the cash from both companies at closing and the proceeds of the concurrent private financing, the combined company is expected to have over $110 million on hand to support the development of the Cartesian pipeline through the Phase 3 study of lead product candidate, Descartes-08, a potential first-in-class RNA-engineered chimeric antigen receptor T-cell therapy (rCAR-T) for the treatment of MG, as well as the advancement of additional RNA cell therapy programs.

Concurrent with the merger, the combined company has been renamed Cartesian Therapeutics, Inc. The Company’s Nasdaq ticker symbol will change to “RNAC” effective prior to the opening of trading tomorrow, November 14, 2023.

“We are thrilled to announce our merger with Cartesian, a true pioneer in the RNA cell therapy space,” said Carsten Brunn, Ph.D., who will continue to serve as President and Chief Executive Officer of the combined company. “With several potential value-driving milestones expected in the near-term, including data from the ongoing Phase 2b study of Descartes-08 in MG expected in mid-2024, we are confident that this merger represents a significant opportunity for Selecta stockholders. Cartesian’s mission aligns seamlessly with Selecta’s commitment to advancing innovative therapies for the treatment of autoimmune diseases, and we look forward to working toward maximizing the potential of this robust pipeline and technology.”

“RNA cell therapy has the potential to overcome the challenges of using conventional, costly DNA-engineered cell therapies to treat autoimmune diseases, including their toxicity and the need for preconditioning chemotherapy,” said Murat Kalayoglu, M.D., Ph.D., Co-Founder and former Chief Executive Officer of Cartesian. “With a shared vision of bringing meaningful therapeutic options to patients with autoimmune diseases, we are confident that our novel approach can thrive under Carsten’s leadership.”

Cartesian’s Portfolio and Proprietary RNA Armory® Platform

Cartesian’s internally manufactured portfolio includes RNA cell therapies that are purposefully designed to be administered conveniently in an outpatient setting. Cartesian’s RNA-engineering approach has the potential to expand the reach of cell therapy to autoimmunity with potentially safer, potent, and less expensive therapies versus DNA analogs.

Cartesian’s proprietary technology platform, RNA Armory®, is designed to enable precision control and optimization of engineered cells for diverse cell therapies leveraging multiple modalities, including autologous, allogeneic, and in vivo transfection. In addition, Cartesian’s wholly owned, state-of-the-art GMP manufacturing and internal research and development capabilities potentiates the optimization of processes in a rapid and iterative manner.

Cartesian’s wholly owned pipeline includes:

•

Descartes-08 is designed to be an autologous anti-BCMA rCAR-T. Descartes-08 is currently in clinical development for autoimmune diseases, including MG, a chronic autoimmune disorder that causes disabling muscle weakness and fatigue. Compared to conventional DNA-based CAR T-cell therapies, rCAR-T is designed to not require preconditioning chemotherapy, to have predictable and controllable pharmacokinetics, and to avoid the risk of genomic integration. Descartes-08 has been granted Orphan Drug Designation by the U.S. Food and Drug Administration for the treatment of MG.

Cartesian previously reported positive data from its Phase 2a study of 14 patients with MG who received six weekly infusions of Descartes-08 in the outpatient setting without preconditioning chemotherapy. In the study, the results of which were published in The Lancet Neurology, Descartes-08 was observed to be safe and well-tolerated and to induce deep and durable responses. Enrollment is ongoing in a Phase 2b randomized, double-blind, placebo-controlled trial (NCT04146051) in patients with MG, and topline results are expected in mid-2024.

Beyond MG, initiation of a Phase 2 study of Descartes-08 in patients with systemic lupus erythematosus, a chronic autoimmune disease that causes systemic inflammation which affects multiple organ systems, is expected in the first half of 2024. In addition, initiation of a Phase 2 ocular autoimmune basket study and a Phase 2 vasculitic autoimmune basket study is planned for mid-2024 and the second half of 2024, respectively.

•

Descartes-15 is designed to be a next-generation, autologous anti-BCMA rCAR-T. In preclinical studies, Descartes-15 was observed to be significantly more potent than Descartes-08. Cartesian plans to leverage its clinical observations to date from its Descartes-08 clinical program to inform the clinical strategy for Descartes-15 for the treatment of autoantibody-associated autoimmune diseases (AAAD).

•

Descartes-33 is designed to be an off-the-shelf (allogeneic) mesenchymal stem cell therapy (rMSC) for the treatment of AAAD. In preclinical studies, Descartes-33 was observed to induce potent degradation of disease-enabling neutrophil extracellular traps.

Management and Organization

The combined company will be led by Selecta’s Chief Executive Officer, Carsten Brunn, Ph.D., and current Chief Financial Officer, Blaine Davis, as well as several members of the legacy Cartesian team, including Metin Kurtoglu, M.D., Ph.D., as Chief Operating Officer, Milos Miljkovic, M.D., as Chief Medical Officer, Chris Jewell, Ph.D., as Chief Scientific Officer, and Emily English, Ph.D., as Vice President of Quality. Matthew Bartholomae, J.D., Selecta’s General Counsel, will continue to serve in this role.

The combined company’s Board of Directors will be led by current Selecta Chairman Carrie S. Cox and will include, among others, current Selecta board member Timothy Springer, Ph.D., as well as Cartesian Co-Founders Murat Kalayoglu, M.D., Ph.D., and Michael Singer, M.D., Ph.D. All members of the Selecta Board of Directors prior to the merger will continue to serve on the Board of Directors following the closing of the transaction.

Merger Terms

The merger was structured as a stock-for-stock transaction pursuant to which all of Cartesian’s outstanding equity interests were exchanged based on a fixed exchange ratio for consideration as a combination of approximately 6.7 million shares of Selecta common stock and approximately 0.38 million shares of Selecta Series A Non-Voting Convertible Preferred Stock (“Series A Preferred Stock”) (or approximately 385 million shares on an as-converted-to-common basis). Concurrently with the acquisition of Cartesian, Selecta entered into a definitive agreement for a PIPE investment to raise $60.25 million in which the investors will be issued approximately 0.15 million shares of Series A Preferred Stock (or approximately 149.3 million shares on an as-converted-to-common basis) at a price of $403.46851 per share. Subject to approval of the Company’s stockholders, each share of Series A Preferred Stock will automatically convert into 1,000 shares of common stock, subject to certain beneficial ownership limitations. On a pro forma basis, based upon the number of shares of Selecta common stock and Series A Preferred Stock issued in the acquisition and prior to the private financing, stockholders of Selecta immediately prior to the acquisition will own approximately 26.9% of the Company on an as-converted basis immediately after giving effect to this transaction. The acquisition was approved by the Board of Directors of Selecta and the Board of Directors and stockholders of Cartesian. The closings of the transactions are not subject to the approval of Selecta stockholders. On an as-converted basis, assuming the approval of the Company’s stockholders of the conversion of the Series A Preferred Stock into common stock, and after accounting for these transactions, the total number of shares of Selecta common stock will be approximately 696.2 million.

In connection with the transactions, a transferrable contingent value right (a “CVR”) will be distributed to Selecta stockholders and holders of Selecta’s warrants issued in 2022 (the “2022 Warrants”) of record as of the close of business on December 4, 2023, but will not be distributed to holders of shares of common stock or Series A Preferred Stock issued to Cartesian or the PIPE investors in the transaction. Additionally, holders of Selecta’s warrants other than the 2022 Warrants will be entitled to receive CVRs when and if such warrants are exercised. Holders of the CVR will be entitled to receive certain cash payments from proceeds received by the Company, if any, from its legacy assets, including SEL-212, following the closing of the transaction.

Leerink Partners is serving as exclusive financial advisor and private placement agent to Selecta. Covington & Burling LLP is serving as legal counsel to Selecta. Foley Hoag LLP is serving as legal counsel to Cartesian.

Conference Call and Webcast

Selecta and Cartesian will host a conference call today, Monday, November 13, 2023, at 9:00 am ET to discuss the merger. To access the conference call, please dial (844) 845-4170 (local) or (412) 717-9621 (international) at least 10 minutes prior to the start time and ask to be joined into the Selecta Biosciences call. The live audio webcast, along with accompanying slides, can be accessed on the Events & Presentations section of Selecta’s website at https://ir.selectabio.com/events-presentations. A replay of the webcast will be available for a limited time following the event on Selecta’s website.

About Cartesian Therapeutics

Cartesian Therapeutics is a clinical-stage company pioneering RNA cell therapies for the treatment of autoimmune diseases. The company’s lead asset, Descartes-08, is a potential first-in-class, RNA-engineered chimeric antigen receptor T-cell therapy (rCAR-T) in Phase 2b clinical development for patients with generalized myasthenia gravis, with additional Phase 2 studies planned in systemic lupus erythematosus as well as ocular autoimmune and vasculitic autoimmune basket trials. Cartesian operates a wholly owned, state-of-the-art cGMP manufacturing facility in Gaithersburg, MD.

About Selecta Biosciences, Inc.

Prior to the merger discussed herein, Selecta Biosciences Inc. (NASDAQ: SELB) was a clinical stage biotechnology company leveraging its ImmTOR™ platform to develop tolerogenic therapies that selectively mitigate unwanted immune responses. Selecta Biosciences is headquartered in the Greater Boston area. For more information, please visit www.selectabio.com.

Selecta Forward-Looking Statements

Any statements in this press release about the future expectations, plans and prospects of Selecta Biosciences, Inc. (the “Company”), including without limitation, statements regarding the merger, stockholder approval of the conversion of the Series A Preferred Stock, the filing of a resale registration statement pursuant to the Registration Rights Agreement, and the timing thereof, the closing and timing of the Financing, any future payouts under the CVR, the integration of Selecta and Cartesian following the merger, the potential of RNA Armory to enable precision control and optimization of engineered cells for diverse cell therapies leveraging multiple modalities, the potential of Descartes-08, Descartes-15, Descartes-33 and the Company’s product pipeline to treat MG, systemic lupus erythematosus, and AAAD, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s ability to conduct its clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the ability of the Company to consummate any expected agreements and licenses, the novelty of treatment paradigms that the Company is able to develop, the potential of any therapies developed by the Company to fulfill unmet medical needs, the Company’s ability to grow and maintain its strategic partnerships, and enrollment in the Company’s clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s RNA Armory® technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission (the “SEC”). In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this press release, except as required by law.

Contact:

Investor Relations:

Melissa Forst

Argot Partners

Selecta@argotpartners.com

Media:

David Rosen

Argot Partners

Selecta@argotpartners.com

No Offer or Solicitation; Important Information About the Merger and Where to Find It

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the merger and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Selecta or Cartesian, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

The Company expects to file a proxy statement with the SEC relating to the proposals to be voted upon at an upcoming meeting of stockholders (the “Meeting Proposals”). The definitive proxy statement will be sent to all Company stockholders. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Meeting Proposals as they become available because they will contain important information about the merger agreement and related transactions and the Meeting Proposals to be voted upon. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Selecta, Cartesian, and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information regarding the Company’s directors and executive officers is available in the Selecta’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 2, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.